FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-286173-01

August 8, 2025

BENCHMARK 2025-B41

Mortgage Trust

Free Writing Prospectus

Structural and Collateral Term Sheet

$631,082,802

(Approximate Mortgage Pool Balance)

$549,027,000

(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor

Commercial Mortgage Pass-Through Certificates
Series 2025-B41

Goldman Sachs Mortgage Company UBS AG German American Capital Corporation National Cooperative Bank, N.A. Citi Real Estate Funding Inc.

As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	UBS Securities LLC	Citigroup	Deutsche Bank Securities

 Co-Lead Managers and Joint Bookrunners

Academy Securities	Drexel Hamilton, LLC

 Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., UBS Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-286173) (the “Preliminary Prospectus”) anticipated to be dated August 8, 2025. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., UBS Securities, LLC, Citigroup Global Markets Inc., Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., UBS Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY
CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / Morningstar DBRS)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$8,398,000	30.000%	[__]%	(5)	2.69	09/25 – 08/30
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	(6)	30.000%	[__]%	(5)	(6)	(6)
Class A-5	Aaa(sf) / AAAsf / AAA(sf)	(6)	30.000%	[__]%	(5)	(6)	(6)
Class A-SB	Aaa(sf) / AAAsf / AAA(sf)	$11,430,000	30.000%	[__]%	(5)	7.12	08/30 – 09/34
Class X-A	Aaa(sf) / AAAsf / AAA(sf)	$426,428,000(7)	NAP	[__]%	Variable IO(8)	NAP	NAP
Class X-B	NR / A-sf / A (high)(sf)	$122,599,000(7)	NAP	[__]%	Variable IO(8)	NAP	NAP
Class A-S	Aa1(sf) / AAAsf / AAA(sf)	$73,864,000	17.875%	[__]%	(5)	9.95	08/35 – 08/35
Class B	NR / AA-sf / AA (low)(sf)	$28,936,000	13.125%	[__]%	(5)	9.95	08/35 – 08/35
Class C	NR / A-sf / A(sf)	$19,799,000	9.875%	[__]%	(5)	9.95	08/35 – 08/35

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / Morningstar DBRS)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class X-D	NR / BBB-sf / BBB (high)(sf)	$17,514,000(7)	NAP	[__]%	Variable IO(8)	NAP	NAP
Class X-F	NR / BB-sf / BBB (low)(sf)	$12,184,000(7)	NAP	[__]%	Variable IO(8)	NAP	NAP
Class X-G(9)	NR / B-sf / BB (sf)	$9,137,000(7)	NAP	[__]%	Variable IO(8)	NAP	NAP
Class D	NR / BBBsf / BBB (high)(sf)	$11,422,000	8.000%	[__]%	(5)	9.95	08/35 – 08/35
Class E	NR / BBB-sf / BBB(sf)	$6,092,000	7.000%	[__]%	(5)	9.95	08/35 – 08/35
Class F	NR / BB-sf / BB (high)(sf)	$12,184,000	5.000%	[__]%	(5)	9.95	08/35 – 08/35
Class G(9)	NR / B-sf / BB (low)(sf)	$9,137,000	3.500%	[__]%	(5)	9.95	08/35 – 08/35
Class J-RR(9)	NR / NR / NR	$21,322,228	0.000%	[__]%	(5)	9.95	08/35 – 09/35
Class S(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R(11)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and DBRS, Inc. (“Morningstar DBRS” and, together with Moody’s and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class J-RR certificates (collectively, the “principal balance certificates” and, together with the Class S, Class R and Class X certificates, the “certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.
(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-4, Class A-5 and Class A-SB certificates, are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the RR interest. However, losses incurred on the mortgage loans will be allocated between the RR interest and the principal balance certificates, pro rata, in accordance with their respective outstanding balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.
(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)

the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.

(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.
(6)	The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balance, weighted average life and principal window of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $406,600,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-4	$0 – $170,000,000	NAP – 9.63	NAP / 09/34 – 06/35
Class A-5	$236,600,000 – $406,600,000	9.89 – 9.78	06/35 – 08/35 / 09/34 – 08/35
(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related classes of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class(es)
Class X-A	Class A-1, Class A-4, Class A-5 and Class A-SB certificates
Class X-B	Class A-S, Class B and Class C
Class X-D	Class D and Class E certificates
Class X-F	Class (8) The pass-through rate of each class of ths F certificates
Class X-G	Class G certificates

(8)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.
(9)	The initial certificate balance of each of the Class G and Class J-RR certificates, and the notional amount of the Class X-G certificates, is subject to change based on final pricing of all certificates and the final determination of the amount of the Class J-RR certificates (the “HRR Certificates”) that will be retained by the retaining third-party purchaser as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of Goldman Sachs Mortgage Company, as retaining sponsor. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR Certificates, see “Credit Risk Retention” in the Preliminary Prospectus.
(10)	The Class S certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Non-VRR Percentage Excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates and the RR Interest, as described under “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus. The Class S certificates will not be entitled to distributions in respect of principal or interest other than excess interest. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the Preliminary Prospectus.
(11)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

RR INTEREST SUMMARY

Non-Offered Eligible Vertical Interest(1)	Approximate Initial RR Interest Balance(2)	Approximate Initial RR Interest Rate	RR Interest Rate Description	Wtd. Avg. Life (Yrs)(3)	Principal Window(3)
RR Interest	$21,898,574	[__]%	(4)	9.68	09/25 – 09/35

(1)	The RR interest will constitute an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules) and is expected to be acquired and retained by the applicable sponsor (or its “majority-owned affiliate”, as such term is defined in the Credit Risk Retention Rules) as described under “Credit Risk Retention” in the Preliminary Prospectus. The RR interest represents the right to receive a specified percentage (to be determined in footnote (2) below) of all amounts collected on the mortgage loans (net of all expenses of the issuing entity) that are available for distribution to the certificates (other than the Class R certificates) and the RR interest on each Distribution Date, as further described under “Credit Risk Retention” in the Preliminary Prospectus.
(2)	The initial aggregate RR interest balance is subject to change depending on the final pricing of all certificates and the final determination of the HRR Certificates that will be retained by the retaining third-party purchaser and the final determination of the RR interest that will be retained as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of Goldman Sachs Mortgage Company, as retaining sponsor. If the initial RR interest balance is reduced, the initial certificate balance of each class of principal balance certificates (and correspondingly, the initial notional amount of each class of Class X certificates) will be increased on a pro rata basis (based on the initial certificate balance set forth in the table above) in an aggregate amount equal to such reduction in the initial RR interest balance. If the initial RR interest balance is increased, the initial certificate balance of each class of principal balance certificates (and correspondingly, the initial notional amount of each class of Class X certificates) will be decreased on a pro rata basis (based on the initial certificate balance set forth in the table above) in an aggregate amount equal to such increase in the initial RR interest balance. For a further description, see “Credit Risk Retention” in the Preliminary Prospectus.
(3)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the RR interest are based on the assumptions described in “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)
(4)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the RR interest will be a per annum rate equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class J-RR, Class S and Class R certificates and the RR interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates or the RR interest is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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KEY FEATURES OF THE CERTIFICATES
Mortgage Pool Characteristics(1)(9)
Initial Pool Balance(2)	$631,082,802
Number of Mortgage Loans	43
Number of Mortgaged Properties	55
Average Cut-off Date Mortgage Loan Balance	$14,676,344
Weighted Average Mortgage Interest Rate	6.37739%
Weighted Average Remaining Term to Maturity Date/ARD (months)(3)	119
Weighted Average Remaining Amortization Term (months)	349
Weighted Average Cut-off Date LTV Ratio(4)	47.1%
Weighted Average Maturity Date/ARD LTV Ratio(3)(5)	46.1%
Weighted Average Underwritten NCF Debt Service Coverage Ratio	2.68x
Weighted Average Debt Yield on Underwritten NOI	18.8%
% of Mortgage Loans with Mezzanine Debt	0.0%
% of Mortgage Loans with Subordinate Debt(6)(8)	17.3%
% of Mortgage Loans with Preferred Equity	2.5%
% of Mortgage Loans with Single Tenants(7)	7.1%

(1)	With respect to nine mortgage loans, representing approximately 47.3% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, rooms or unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to three mortgage loans, representing approximately 17.3% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.
(2)	Subject to a variance of plus or minus 5%.
(3)	With respect to one mortgage loan, representing approximately 4.7% of the initial pool balance, such mortgage loan has an anticipated repayment date and, unless otherwise indicated, is presented as if it matured on its anticipated repayment date.
(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to two mortgage loans (12.5% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 47.2%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.
(5)	Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to two mortgage loans (12.5% of the initial pool balance) the respective Maturity Date/ARD LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property. The weighted average Maturity Date/ARD LTV Ratio for the mortgage pool without making such adjustments is 46.2%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.
(6)	The BioMed MIT Portfolio mortgage loan is part of a whole loan that includes 15 subordinate companion notes that are generally subordinate in right of payment to the related mortgage loan (collectively, the “BioMed MIT Portfolio Subordinate Companion Loans”). The BioMed MIT Portfolio Subordinate Companion Loans have an aggregate outstanding principal balance of $ 478,000,000 as of the Cut-off Date. The Audible – Amazon mortgage loan is part of a whole loan that includes a subordinate companion note that is generally subordinate in right of payment to the related mortgage loan (the “Audible – Amazon Subordinate Companion Loan”). The Audible – Amazon Subordinate Companion Loan has an outstanding principal balance of $ 10,424,959 as of the Cut-off Date. The Plymouth Meeting Executive Campus mortgage loan is part of a whole loan that includes a subordinate companion note that is generally subordinate in right of payment to the related mortgage loan (the “Plymouth Meeting Executive Campus Subordinate Companion Loan”). The Plymouth Meeting Executive Campus Subordinate Companion Loan has an outstanding principal balance of $5,000,000 as of the Cut-off Date. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.
(7)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.
(8)	Nineteen (19) of the mortgage loans, each of which is secured by a residential cooperative property sold to the depositor by National Cooperative Bank, N.A., currently have in place subordinate secured lines of credit to the related mortgage borrowers that permit future advances (such loans, collectively, the “Subordinate Coop LOCs”). The percentage figure expressed as “% of Pool with Subordinate Mortgage Debt” is determined as a percentage of the initial pool balance and does not take into account any Subordinate Coop LOCs and future subordinate debt (whether or not secured by the mortgaged property), if any, that may be permitted under the terms of any mortgage loan or the pooling and servicing agreement. See “Description of the Mortgage Pool—Additional Indebtedness—Other Secured Indebtedness” and “Description of the Mortgage Pool—Additional Debt Financing for Mortgage Loans Secured by Residential Cooperatives Sold to the Depositor by National Cooperative Bank, N.A.” in the Preliminary Prospectus.
(9)	For mortgaged properties securing residential cooperative mortgage loans, all DSCR and Debt Yield calculations for each such mortgaged property is calculated using underwritten net operating income or underwritten net cash flow, as applicable, for the related residential cooperative property which is the projected net operating income or net cash flow, as applicable, reflected in the most recent appraisal obtained by or otherwise in the possession of the related mortgage loan seller as of the Cut-off Date. All LTV ratio calculations are based upon the appraised value of the residential cooperative property determined as if such residential cooperative property is operated as a residential cooperative, inclusive of the amount of the underlying debt encumbering such residential cooperative property with the exception of Gill Park Cooperative and Nagle House, Inc. In the case of the residential cooperative properties securing the Gill Park Cooperative mortgage loan and the Nagle House, Inc. mortgage loan, the LTV ratio calculations for such mortgage loan are determined as if such residential cooperative property is operated as a market rate multifamily rental property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

KEY FEATURES OF THE CERTIFICATES (continued)

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Deutsche Bank Securities Inc. UBS Securities, LLC Citigroup Global Markets Inc.
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$631,082,802
Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association with respect to all mortgage loans other than the mortgage loans being contributed to the issuing entity by National Cooperative Bank, N.A. (the “NCB Mortgage Loans”), and National Cooperative Bank, N.A., with respect to the NCB Mortgage Loans

Special Servicer:	CWCapital Asset Management LLC, with respect to all mortgage loans other than the NCB Mortgage Loans, and National Cooperative Bank, N.A., with respect to the NCB Mortgage Loans
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of August 11, 2025
Closing Date:	September 4, 2025
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in August 2025 (or, in the case of any mortgage loan that has its first due date after August 2025, the date that would have been its due date in August 2025 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in September 2025
Distribution Date:	The 4th business day after the Determination Date, commencing in September 2025
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	July 2068
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

KEY FEATURES OF THE CERTIFICATES (continued)

Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW
■	$549,027,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 43 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $631,082,802 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $14,676,344 and are secured by 55 mortgaged properties located throughout 13 states
—	LTV: 47.1% weighted average Cut-off Date LTV Ratio
—	DSCR: 2.68x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 18.8% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.00% credit support to Class A-1 / A-4 / A-5 / A-SB
■	Loan Structural Features:
—	Amortization: 28.3% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:
-	12.1% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity
-	9.7% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity
-	4.7% of the mortgage loans by Initial Pool Balance have scheduled amortization prior to and following its anticipated repayment date
-	1.8% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term
—	Hard Lockboxes: 59.8% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 83.4% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x DSCR and 14.5% Debt Yield on Underwritten NOI, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 27 mortgage loans representing 66.1% of the Initial Pool Balance
-	Insurance: 8 mortgage loans representing 28.0% of the Initial Pool Balance
-	Replacement Reserves: 14 mortgage loans representing 54.3% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 9 mortgage loans representing 58.3% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only
—	Predominantly Defeasance: 78.7% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Multifamily: 25.1% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Mixed Use: 21.9% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties
—	Retail: 20.4% of the mortgaged properties by allocated Initial Pool Balance are retail properties (11.7% are anchored retail properties)

—	Office: 16.0% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Other: 10.5% of the mortgaged properties by allocated Initial Pool Balance are parking garage or leased fee properties

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)
■	Geographic Diversity: The mortgaged properties are located throughout 13 states with eight states having greater than 5.0% of the allocated Initial Pool Balance: New York (29.8%), Ohio (10.1%), Massachusetts (9.98%), Pennsylvania (9.7%), Oregon (8.7%), Florida (6.4%), North Carolina (6.3%) and California (5.4%).

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	4	8	$92,000,000	14.6%
UBS AG New York Branch	7	7	$140,460,041	22.3%
National Cooperative Bank, N.A.	23	23	$94,514,427	15.0%
German American Capital Corporation	3	3	$65,000,000	10.3%
Citi Real Estate Funding Inc	3	4	$61,325,000	9.7%
Goldman Sachs Mortgage Company / German American Capital Corporation / Citi Real Estate Funding Inc.	1	8	$63,000,000	9.98%
German American Capital Corporation / UBS AG New York Branch	1	1	$60,000,000	9.5%
German American Capital Corporation / Goldman Sachs Mortgage Company	1	1	$54,783,334	8.7%
Total	43	55	$631,082,802	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/ Rooms/ Pads	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
BioMed MIT Portfolio	$63,000,000	9.98%	Mixed Use	1,314,481	Refinance	2.75x	16.6%	35.3%
Rentar Plaza	60,000,000	9.5	Mixed Use	1,534,964	Refinance	2.92x	17.8%	32.3%
Washington Square	54,783,334	8.7	Retail	994,568	Recapitalization	2.07x	12.1%	51.9%
Vista Apartments	45,000,000	7.1	Multifamily	949	Refinance	1.45x	11.5%	61.8%
Chatham Center Garage	45,000,000	7.1	Other	2,284	Refinance	1.48x	10.7%	63.6%
Shoppes at Dadeland	40,500,000	6.4	Retail	104,700	Refinance	1.30x	9.2%	67.8%
Ballantyne Tower	40,000,000	6.3	Office	260,958	Acquisition	2.06x	15.2%	55.7%
Audible - Amazon	29,975,041	4.7	Office	79,459	Refinance	1.97x	13.9%	43.1%
The Hollywood Collection	24,000,000	3.8	Retail	180,797	Acquisition	1.48x	10.5%	71.8%
32 Old Slip - Leased Fee	21,000,000	3.3	Other	42,176	Refinance	1.10x	6.3%	74.2%
Top 10 Total / Wtd. Avg.	$423,258,375	67.1%				2.00x	13.1%	52.4%
Remaining Total / Wtd. Avg.	207,824,427	32.9				4.07x	30.3%	36.3%
Total / Wtd. Avg.	$631,082,802	100.0%				2.68x	18.8%	47.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance(1)	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
BioMed MIT Portfolio	$63,000,000	9.98%	22	$784,000,000	$478,000,000	$1,325,000,000	BX 2025-LIFE	KeyBank	KeyBank
Rentar Plaza	$60,000,000	9.5%	14	$100,000,000	N/A	$160,000,000	BBCMS 2025-C35	Midland	CWCapital
Washington Square	$54,783,334	8.7%	28	$285,216,666	N/A	$340,000,000	BMO 2025-C12	Trimont	Rialto
Audible - Amazon	$29,975,041	4.7%	2	N/A	$10,424,959	$40,400,000	Benchmark 2025-B41	Midland	CWCapital
The Hollywood Collection	$24,000,000	3.8%	2	$25,680,000	N/A	$49,680,000	BBCMS 2025-C35	Midland	CWCapital
32 Old Slip - Leased Fee	$21,000,000	3.3%	8	$146,000,000	N/A	$167,000,000	BMO 2025-C12	Trimont	Rialto
Plymouth Meeting Executive Campus	$16,000,000	2.5%	2	$20,000,000	$5,000,000	$41,000,000	BMO 2025-C12	Trimont	Rialto
Honolulu FBI Office	$15,000,000	2.4%	3	$32,200,000	N/A	$47,200,000	MSBAM 2025-C35(2)	Midland	Argentic
29-33 Ninth Avenue	$15,000,000	2.4%	9	$120,000,000	N/A	$135,000,000	BBCMS 2025-C35	Midland	CWCapital

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.
(2)	The MSBAM 2025-C35 transaction is expected to close on or prior to the Closing Date.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV Ratio	Cut-off Date Total Debt LTV Ratio	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
None

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

11

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
45 - 75 Sidney	Cambridge	Massachusetts	Mixed Use	$13,396,272	2.1%	CAMB 2019-LIFE
40 Landsdowne	Cambridge	Massachusetts	Mixed Use	$11,335,340	1.8%	CAMB 2019-LIFE
35 Landsdowne	Cambridge	Massachusetts	Mixed Use	$10,554,616	1.7%	CAMB 2019-LIFE
65 Landsdowne	Cambridge	Massachusetts	Mixed Use	$7,356,118	1.2%	CAMB 2019-LIFE
88 Sidney	Cambridge	Massachusetts	Mixed Use	$6,402,464	1.0%	CAMB 2019-LIFE
64 Sidney	Cambridge	Massachusetts	Mixed Use	$5,103,761	0.8%	CAMB 2019-LIFE
38 Sidney	Cambridge	Massachusetts	Mixed Use	$4,934,540	0.8%	CAMB 2019-LIFE
26 Landsdowne	Cambridge	Massachusetts	Mixed Use	$3,916,888	0.6%	CAMB 2019-LIFE
Rentar Plaza	Middle Village	New York	Mixed Use	$60,000,000	9.5%	WFCM 2016-NXS6, CSMC 2016-NXSR, CGCMT 2017-P7
Chatham Center Garage	Pittsburgh	Pennsylvania	Other	$45,000,000	7.1%	COMM 2015-CR24
Shoppes at Dadeland	Miami	Florida	Retail	$40,500,000	6.4%	CFCRE 2016-C6
32 Old Slip - Leased Fee	New York	New York	Other	$21,000,000	3.3%	MSBAM 2015-C24, MSBAM 2015-C23, MSC 2015-MS1
Mason Suites	DeKalb	Illinois	Multifamily	$9,825,000	1.6%	CGCMT 2015-GC33
Parkview Center	DeKalb	Illinois	Retail	$2,000,000	0.3%	CGCMT 2015-GC33
Gill Park Cooperative	Chicago	Illinois	Multifamily	$11,150,000	1.8%	WFCM 2016-C32
Superior Mini Storage	Reno	Nevada	Self Storage	$10,000,000	1.6%	WFCM 2015-C30
Central Coast Mini Storage	San Luis Obispo	California	Self Storage	$10,000,000	1.6%	WFCM 2015-SG1
Walkers Village Shopping Center	Walkersville	Maryland	Retail	$7,500,000	1.2%	GSMS 2015-GS1
Nagle House, Inc.	New York	New York	Multifamily	$7,000,000	1.1%	WFCM 2015-C29
Hampton Inn Cleveland Airport	Brooklyn	Ohio	Hospitality	$6,000,000	1.0%	JPMBB 2015-C31
2155 Bay Owner's Corp.	Brooklyn	New York	Multifamily	$3,500,000	0.6%	BANK 2018-BNK10
323-325-327 West 11th Street Owners Corp.	New York	New York	Multifamily	$3,299,190	0.5%	WFCM 2017-RC1
Briar Hill Owners Corp.	Briarcliff Manor	New York	Multifamily	$3,197,844	0.5%	WFCM 2015-C30
Croyden Apts. Inc.	Elmhurst	New York	Multifamily	$2,997,630	0.5%	WFCM 2015-C30
240-79 Owners Corp.	New York	New York	Multifamily	$2,750,000	0.4%	WFCM 2015-C30
Palisade Gardens Apartments Corp.	Yonkers	New York	Multifamily	$2,350,000	0.4%	WFCM 2015-LC22
838 Greenwich St. Corp.	New York	New York	Multifamily	$1,647,281	0.3%	WFCM 2015-C30
547 Broadway Realty, Inc.	New York	New York	Multifamily	$1,500,000	0.2%	WFCM 2015-C30
Fairfax House Owners, Inc.	Brooklyn	New York	Multifamily	$1,448,912	0.2%	WFCM 2016-C32
Grand Loft Corp.	New York	New York	Multifamily	$1,398,867	0.2%	WFCM 2015-LC22

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)
Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Multifamily	26	$158,339,427	25.1%	4.64x	33.2%	34.7%
Cooperative	23	94,514,427	15.0%	6.79x	12.9%	50.8%
High Rise	1	45,000,000	7.1%	1.45x	61.8%	11.5%
Garden	1	9,825,000	1.6%	1.46x	67.2%	10.3%
Mid-Rise	1	9,000,000	1.4%	1.40x	65.2%	9.0%
Mixed Use	10	$138,000,000	21.9%	2.67x	36.5%	16.3%
Lab/Office	8	63,000,000	9.98%	2.75x	35.3%	16.6%
Retail/Industrial	1	60,000,000	9.5%	2.92x	32.3%	17.8%
Retail	1	15,000,000	2.4%	1.30x	58.4%	9.0%
Retail	5	$128,783,334	20.4%	1.70x	61.1%	10.9%
Anchored	4	74,000,000	11.7%	1.42x	67.9%	10.1%
Super Regional Mall	1	54,783,334	8.7%	2.07x	51.9%	12.1%
Office	8	$100,975,041	16.0%	1.96x	51.1%	15.1%
Suburban	7	71,000,000	11.3%	1.96x	54.5%	15.6%
CBD	1	29,975,041	4.7%	1.97x	43.1%	13.9%
Other	2	$66,000,000	10.5%	1.36x	67.0%	9.3%
Parking Garage	1	45,000,000	7.1%	1.48x	63.6%	10.7%
Leased Fee	1	21,000,000	3.3%	1.10x	74.2%	6.3%
Self Storage	2	$20,000,000	3.2%	2.39x	42.4%	14.6%
Self Storage	2	20,000,000	3.2%	2.39x	42.4%	14.6%
Industrial	1	$12,985,000	2.1%	1.68x	64.0%	12.2%
Warehouse/Distribution	1	12,985,000	2.1%	1.68x	64.0%	12.2%
Hospitality	1	$6,000,000	1.0%	2.20x	54.5%	17.3%
Limited Service	1	6,000,000	1.0%	2.20x	54.5%	17.3%
Total / Wtd. Avg.	55	$631,082,802	100.0%	2.68x	47.1%	18.8%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	For mortgaged properties securing residential cooperative mortgage loans, all DSCR and Debt Yield calculations for each such mortgaged property is calculated using underwritten net operating Income or underwritten net cash flow, as applicable, for the related residential cooperative property which is the projected net operating income or net cash flow, as applicable, reflected in the most recent appraisal obtained by or otherwise in the possession of the related mortgage loan seller as of the Cut-off Date. All LTV ratio calculations are based upon the appraised value of the residential cooperative property determined as if such residential cooperative property is operated as a residential cooperative, inclusive of the amount of the underlying debt encumbering such residential cooperative property with the exception of Gill Park Cooperative and Nagle House, Inc. In the case of the residential cooperative properties securing the Gill Park Cooperative mortgage loan and the Nagle House, Inc. mortgage loan, the LTV ratio calculations for such mortgage loan are determined as if such residential cooperative property is operated as a market rate multifamily rental property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)
Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	26	$188,364,427	29.8%	$1,980,980,000	34.8%	$96,980,186	29.2%
Ohio	3	63,985,000	10.1%	104,100,000	1.8%	7,819,461	2.4%
Massachusetts	8	63,000,000	9.98%	2,330,300,000	40.9%	140,793,230	42.5%
Pennsylvania	6	61,000,000	9.7%	139,900,000	2.5%	11,977,503	3.6%
Oregon	1	54,783,334	8.7%	655,000,000	11.5%	40,992,362	12.4%
Florida	1	40,500,000	6.4%	59,750,000	1.0%	3,730,763	1.1%
North Carolina	1	40,000,000	6.3%	71,800,000	1.3%	6,068,761	1.8%
California	2	34,000,000	5.4%	96,200,000	1.7%	6,974,800	2.1%
New Jersey	1	29,975,041	4.7%	69,600,000	1.2%	4,175,000	1.3%
Illinois	3	22,975,000	3.6%	62,000,000	1.1%	4,086,614	1.2%
Hawaii	1	15,000,000	2.4%	87,400,000	1.5%	5,796,518	1.7%
Nevada	1	10,000,000	1.6%	20,900,000	0.4%	1,167,958	0.4%
Maryland	1	7,500,000	1.2%	13,300,000	0.2%	1,023,265	0.3%
Total	55	$ 631,082,802	100.0%	$5,691,230,000	100.0%	$331,586,421	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
999,237 - 9,999,999	23	$78,877,358	12.5%
10,000,000 - 19,999,999	10	128,947,069	20.4
20,000,000 - 29,999,999	3	74,975,041	11.9
40,000,000 - 49,999,999	4	170,500,000	27.0
50,000,000 - 59,999,999	1	54,783,334	8.7
60,000,000 - 63,000,000	2	123,000,000	19.5
Total	43	$631,082,802	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.10 - 1.49	8	$211,325,000	33.5%
1.50 - 1.99	6	86,610,041	13.7
2.00 - 2.49	5	118,082,375	18.7
2.50 - 54.17	24	215,065,386	34.1
Total	43	$631,082,802	100.0%

(1)	See footnote (1) and (9) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	20	$452,643,334	71.7%
Amortizing Balloon	19	76,314,427	12.1
Interest Only, Amortizing Balloon	2	61,000,000	9.7
Interest Only, Amortizing Balloon - ARD	1	29,975,041	4.7
Fully Amortizing	1	11,150,000	1.8
Total	43	$631,082,802	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date, as applicable.

(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	11	$377,243,375	59.8%
Springing	9	159,325,000	25.2
None	23	94,514,427	15.0
Total	43	$631,082,802	100.0%

Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.0 - 39.9	26	$227,514,427	36.1%
40.0 - 49.9	2	39,975,041	6.3
50.0 - 59.9	7	154,283,334	24.4
60.0 – 74.2	8	209,310,000	33.2%
Total	43	$631,082,802	100.0%

(1)	See footnotes (1), (4) and (9) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
0.2 - 39.9	26	$227,514,427	36.1%
40.0 - 49.9	3	55,975,041	8.9
50.0 - 59.9	7	183,283,334	29.0
60.0 - 74.2	7	164,310,000	26.0
Total	43	$631,082,802	100.0%

(1)	See footnotes (1), (5) and (9) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	38	$483,314,468	76.6%
Acquisition	4	92,985,000	14.7
Recapitalization	1	54,783,334	8.7
Total	43	$631,082,802	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.5770 - 5.9999	5	$208,783,334	33.1%
6.0000 - 6.4999	19	101,675,194	16.1
6.5000 - 6.9999	16	244,624,274	38.8
7.0000 - 7.4999	2	60,000,000	9.5
7.5000 - 7.8014	1	16,000,000	2.5
Total	43	$631,082,802	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.3 - 8.9	1	$21,000,000	3.3%
9.0 - 9.9	3	64,500,000	10.2
10.0 - 10.9	3	80,825,000	12.8
11.0 - 11.9	2	55,000,000	8.7
12.0 - 12.9	3	82,768,334	13.1
13.0 - 13.9	2	37,475,041	5.9
14.0 - 399.4	29	289,514,427	45.9
Total	43	$631,082,802	100.0%

(1)	See footnote (1) and (9) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.3 - 8.9	4	$85,500,000	13.5%
9.0 - 9.9	1	11,825,000	1.9
10.0 - 10.9	2	69,000,000	10.9
11.0 - 11.9	5	137,768,334	21.8
12.0 - 12.9	1	7,500,000	1.2
13.0 - 13.9	1	29,975,041	4.7
14.0 - 393.8	29	289,514,427	45.9
Total	43	$631,082,802	100.0%

(1)	See footnote (1) and (9) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	1	$16,000,000	2.5%
60	1	$45,000,000	7.1%
116	1	$29,975,041	4.7%

Distribution of Original Terms to Maturity Date/ARD (1)(2)
Original Term to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
120	42	$619,932,802	98.2%
121	1	11,150,000	1.8
Total	43	$631,082,802	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

(2)	See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity Date/ARD (1)(2)
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
110 - 119	26	$344,197,761	54.5%
120 - 121	17	286,885,041	45.5
Total	43	$631,082,802	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

(2)	See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	20	$452,643,334	71.7%
120 - 480	23	178,439,468	28.3
Total	43	$631,082,802	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	20	$452,643,334	71.7%
120	1	11,150,000	1.8
261 - 360	16	131,397,008	20.8
478 - 480	6	35,892,460	5.7
Total	43	$631,082,802	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	18	$441,785,041	70.0%
Greater of 1% premium or Yield Maintenance, then 1% premium	23	94,514,427	15.0
Yield Maintenance or Defeasance	1	54,783,334	8.7
Yield Maintenance	1	40,000,000	6.3
Total	43	$631,082,802	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	14	$342,810,000	54.3%
Real Estate Tax	27	$417,235,922	66.1%
TI/LC(2)	9	$227,810,000	58.3%
Insurance	8	$176,960,041	28.0%

(1)	Includes mortgage loans with FF&E reserves.

(2)	Percentage of total retail, office, industrial and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

16

STRUCTURAL OVERVIEW

Allocations Between

the Certificates

and the RR Interest	On each Distribution Date, the aggregate amount available for distributions to holders of the certificates and the owner of the RR Interest (such owner, the “RR Interest Owner”) (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the RR interest, in an amount equal to the product of such amount multiplied by approximately 3.47% (the “VRR Percentage”) and (b) the certificates, in an amount equal to the product of such amount multiplied by the difference between 100% and the VRR Percentage (the “Non-VRR Percentage”).

Distributions	On each Distribution Date, the Non-VRR Percentage of the aggregate amount available for distributions to holders of the certificates (other than the Class R certificates) and the RR Interest Owner (net of any excess interest, yield maintenance charges and prepayment premiums), will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the certificates):
1.	Class A-1, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.
2.	Class A-1, Class A-4, Class A-5 and Class A-SB certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:
(i) to the Class A-SB certificates until their certificate balance is reduced to the Class A-SB scheduled principal balance set forth in Annex G to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-SB in clause (i) above, then (iii) to the Class A-4 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-1 in clauses (i) and (ii) above, then (iv) to the Class A-5 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions pursuant to clauses (i), (ii) and (iii) above, and then (v) to the Class A-SB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions pursuant to clauses (i), (ii), (iii) and (iv) above
However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-4, Class A-5 and Class A-SB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-4, Class A-5 and Class A-SB certificates, pro rata, based on their respective certificate balances (and without regard to the Class A-SB scheduled principal balance).
3.	Class A-1, Class A-4, Class A-5 and Class A-SB certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5 and Class A-SB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-SB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

17

STRUCTURAL OVERVIEW (continued)
Distributions
(continued)	6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-SB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-SB, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
9.	Class F certificates: (i) first, to interest on the Class F certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E certificates), to principal on the Class F certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
10.	Class G certificates: (i) first, to interest on the Class G certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E and Class F certificates), to principal on the Class G certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
11.	Class J-RR certificates: (i) first, to interest on the Class J-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates), to principal on the Class J-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class J-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Realized Losses	The certificate balances of the principal balance certificates and outstanding balance of the RR interest will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates or the RR interest, as applicable, on such Distribution Date. On each Distribution Date, the Non-VRR Percentage of any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class J-RR certificates; then to the Class G certificates; then, to the Class F certificates; then, to the Class E certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-4, Class A-5 and Class A-SB certificates, based on their then-current respective certificate balances.
The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, the VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the RR Interest Owner, and the Non-VRR Percentage of any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (a) pro rata, between (i) the group (the “YM Group A”) of the Class A-1, Class A-4, Class A-5, Class A-SB and Class X-A certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class A-S, Class B and Class C certificates, (iii) the group (the “YM Group D”) of the Class X-D, Class D and Class E certificates, (iv) the group (the “YM Group F”) of the Class X-F and Class F certificates, and (v) the group (together with the YM Group A, YM Group B, YM Group D and the YM Group F, the “YM Groups”) of the Class X-G and Class G certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date; and (b) as among the respective classes of principal balance certificates in each YM Group in the following manner: (i) each class of principal balance certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in such YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (ii) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable classes of principal balance certificates, will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the aggregate amount of such yield maintenance charges will be allocated among all such classes of Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class S or Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates and the certificate balances of the Class A-1, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates have been reduced to zero, the Non-VRR Percentage of all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the certificateholders will be distributed by the certificate administrator to holders of the Class J-RR certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A-1 to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

The“Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided that if such discount rate is greater than or equal to the mortgage loan rate on such mortgage loan, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

19

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges
(continued)	to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

Non-Serviced Loans	The BioMed MIT Portfolio, Rentar Plaza, Washington Square, The Hollywood Collection, 32 Old Slip – Leased Fee, Plymouth Meeting Executive Campus, 29-33 Ninth Avenue and Honolulu FBI Office mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.
Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).
A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the RR interest (to the extent of the VRR Percentage of the reduction in such P&I Advance), on the one hand, and to the most subordinate class of certificates (exclusive of the Class S and Class R certificates) then-outstanding (i.e., first to the Class J-RR certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.
At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.
Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

20

STRUCTURAL OVERVIEW (continued)
Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (solely for the purposes of this calculation, if a mortgage loan with an anticipated repayment date is still an asset of the issuing entity and such right is being exercised after its respective anticipated repayment date, then such mortgage loan will be excluded from the then-aggregate principal balance of the pool of mortgage loans and from the aggregate principal balance of the mortgage loans as of the cut-off date), certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.
If the aggregate certificate balances and notional amounts of all certificates senior to the Class F certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) and the RR interest for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be:

(a) with respect to any mortgage loan (other than any non-serviced mortgage loan, any mortgage loan for which the directing holder or controlling class representative is a borrower party and the Audible – Amazon mortgage loan for so long as no Audible – Amazon control appraisal period is continuing) and any related serviced companion loan, the Controlling Class Representative; and

(b) with respect to the Audible – Amazon whole loan, (i) for so long as no Audible – Amazon control appraisal period has occurred and is continuing, the holder of the majority of the Audible – Amazon subordinate companion loan and (ii) for so long as an Audible – Amazon control appraisal period is continuing and no Control Termination Event under clause (a) of the definition thereof has occurred or is continuing, the Controlling Class Representative.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by more than 50% of the controlling class certificateholders (by certificate balance). The controlling class is the most subordinate class of the Class J-RR certificates then-outstanding that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when the most senior class of control eligible certificates is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.
On the Closing Date, BREC Securities Holdings, LLC or its affiliate will purchase the Class J-RR certificates and, on the Closing Date, Blackstone Real Estate Services LLC is expected to be appointed as the initial Controlling Class Representative.
As of the closing date of the Benchmark 2025-B41 securitization, the BioMed MIT Portfolio whole loan will be an "excluded loan" as to the initial Controlling Class Representative and an “excluded controlling class loan” based on the fact that BREC Securities Holdings, LLC is a borrower party with respect to such whole loan.

The initial Directing Holder for the Audible – Amazon whole loan is anticipated to be New York State Teachers’ Retirement System, which is anticipated to be the holder of the related subordinate companion loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Control/Consultation
Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).
Generally, a “Control Termination Event” will occur (a) with respect to any mortgage loan (other than the Audible – Amazon whole loan) and any related serviced companion loan, when there is no class of control eligible certificates that has an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is at least equal to 25% of the initial certificate balance of that class of certificates and (b) with respect to the Audible – Amazon whole loan, during the continuance of both the event described in clause (a) above and an Audible – Amazon control appraisal period has occurred and is continuing.
So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan (other than the Audible – Amazon mortgage loan) and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan (other than the Audible – Amazon mortgage loan) and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.
Generally, a “Consultation Termination Event” will occur (a) with respect to any mortgage loan (other than the Audible – Amazon mortgage loan) and any related serviced companion loan, when the there is no class of control eligible certificates that has an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is at least equal to 25% of the initial certificate balance of that class of certificates, and (b) with respect to the Audible – Amazon whole loan, during the continuance of both the event described in clause (a) above and an Audible – Amazon control appraisal period.
Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	The RR Interest Owner will have the right to appoint a risk retention consultation party. Except with respect to an excluded loan as to such party, the risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions as described in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans (if any) described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2025-B41 pooling and servicing agreement (referred to as the “Benchmark 2025-B41 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2025-B41 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
BioMed MIT Portfolio	Note	Control	Original Balance	Note Holder
	A1-S	Yes	$87,400,000	BX 2025-LIFE
	A2-S	No	87,400,000	BX 2025-LIFE
	A3-S	No	87,400,000	BX 2025-LIFE
	A4-S	No	87,400,000	BX 2025-LIFE
	A5-S	No	87,400,000	BX 2025-LIFE
	A1-C1-A	No	18,750,000	BBCMS 2025-C35
	A1-C1-B(1)	No	22,250,000	JPMCB
	A1-C2(1)	No	41,000,000	JPMCB
	A2-C1	No	41,000,000	MSBAM 2025-C35(2)
	A2-C2-A	No	18,500,000	MSBAM 2025-C35(2)
	A2-C2-B	No	22,500,000	Benchmark 2025-B41
	A3-C1-A	No	18,750,000	BBCMS 2025-C35
	A3-C1-B	No	20,250,000	Benchmark 2025-B41
	A3-C1-C(1)	No	2,000,000	Deutsche Bank AG, New York Branch
	A3-C2(1)	No	41,000,000	Deutsche Bank AG, New York Branch
	A4-C1-A	No	18,750,000	BBCMS 2025-C35
	A4-C1-B	No	20,250,000	Benchmark 2025-B41
	A4-C1-C(1)	No	2,000,000	GSBI
	A4-C2(1)	No	41,000,000	GSBI
	A5-C1-A	No	18,750,000	BBCMS 2025-C35
	A5-C1-B(1)	No	22,250,000	SGFC
	A5-C2(1)	No	41,000,000	SGFC
Senior Loan			$847,000,000
	B-1	No	38,280,000	BX 2025-LIFE
	B-2	No	38,280,000	BX 2025-LIFE
	B-3	No	38,280,000	BX 2025-LIFE
	B-4	No	38,280,000	BX 2025-LIFE
	B-5	No	38,280,000	BX 2025-LIFE
	C-1	No	38,460,000	BX 2025-LIFE
	C-2	No	38,460,000	BX 2025-LIFE
	C-3	No	38,460,000	BX 2025-LIFE
	C-4	No	38,460,000	BX 2025-LIFE
	C-5	No	38,460,000	BX 2025-LIFE
	D-1	No	18,860,000	BX 2025-LIFE
	D-2	No	18,860,000	BX 2025-LIFE
	D-3	No	18,860,000	BX 2025-LIFE
	D-4	No	18,860,000	BX 2025-LIFE
	D-5	No	18,860,000	BX 2025-LIFE
Total			$1,325,000,000
(1)	Expected to be contributed to one or more future securitization trusts.
(2)	The MSBAM 2025-C35 securitization is expected to close on or about August 14, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans
(continued)

Rentar Plaza	Note	Control	Original Balance	Note Holder
	A-1	Yes	$40,000,000	BBCMS 2025-C35
	A-2-1	No	10,000,000	Benchmark 2025-B41
	A-2-2(1)	No	10,000,000	DBRI
	A-3-1	No	5,000,000	BBCMS 2025-C35
	A-3-2	No	5,000,000	Benchmark 2025-B41
	A-4	No	10,000,000	BBCMS 2025-C35
	A-5	No	30,000,000	Benchmark 2025-B41
	A-6	No	20,000,000	BBCMS 2025-C35
	A-7-1(1)	No	6,000,000	UBS
	A-7-2	No	4,000,000	BBCMS 2025-C35
	A-8	No	5,000,000	Benchmark 2025-B41
	A-9	No	5,000,000	Benchmark 2025-B41
	A-10	No	5,000,000	Benchmark 2025-B41
	A-11(1)	No	5,000,000	UBS
Total			$160,000,000
(1)	Expected to be contributed to one or more future securitization trusts.

Washington Square	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$29,100,000	BMO 2025-C12
	A-1-2	No	10,900,000	BBCMS 2025-C35
	A-1-3	No	15,000,000	BBCMS 2025-C35
	A-1-4	No	15,000,000	BBCMS 2025-C35
	A-1-5	No	15,000,000	Benchmark 2025-B41
	A-1-6	No	10,000,000	Benchmark 2025-B41
	A-1-7	No	10,000,000	Benchmark 2025-B41
	A-1-8	No	8,333,334	Benchmark 2025-B41
	A-2-1	No	17,000,000	BMO 2025-C12
	A-2-2-1-A	No	11,450,000	Benchmark 2025-B41
	A-2-2-1-B(1)	No	5,100,000	GSBI
	A-2-2-2	No	450,000	BMO 2025-C12
	A-2-3	No	17,000,000	BBCMS 2025-C35
	A-2-4-1	No	12,100,000	BBCMS 2025-C35
	A-2-4-2(1)	No	4,900,000	GSBI
	A-3-1A	No	24,500,000	BANK 2025-BNK50
	A-3-1B(1)	No	15,500,000	JPMCB
	A-3-2(1)	No	5,333,333	JPMCB
	A-4-1	No	17,450,000	BMO 2025-C12
	A-4-2(1)	No	12,000,000	BMO
	A-4-3(1)	No	3,550,000	BMO
	A-4-4(1)	No	9,000,000	BMO
	A-4-5(1)	No	9,000,000	BMO
	A-4-6(1)	No	6,000,000	BMO
	A-4-7(1)	No	6,000,000	BMO
	A-4-8(1)	No	5,000,000	BMO
	A-5-1-1	No	24,500,000	BANK 2025-BNK50
	A-5-1-2	No	20,833,333	MSBAM 2025-C35(2)
Total			$340,000,000
(1)	Expected to be contributed to one or more future securitization trusts.
(2)	The MSBAM 2025-C35 securitization is expected to close on or about August 14, 2025

The Hollywood Collection	Note	Control	Original Balance	Note Holder
	A-1	Yes	$25,680,000	BBCMS 2025-C35
	A-2	No	24,000,000	Benchmark 2025-B41
Total			$49,680,000

Audible - Amazon	Note	Control	Original Balance	Note Holder
	A	No	$29,975,041	Benchmark 2025-B41
	B	Yes	10,424,959	New York State Teachers’ Retirement System
Total			$40,400,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans
(continued)

32 Old Slip – Leased Fee	Note	Control	Original Balance	Note Holder
	A-1	Yes	$40,000,000	BMO 2025-C12
	A-2-1	No	21,000,000	Benchmark 2025-B41
	A-2-2(1)	No	10,000,000	GSBI
	A-3	No	24,000,000	BMO 2025-C12
	A-4	No	25,000,000	BBCMS 2025-C35
	A-5	No	11,000,000	BBCMS 2025-C35
	A-6	No	26,000,000	MSBAM 2025-C35(2)
	A-7	No	10,000,000	MSBAM 2025-C35(2)
Total			$167,000,000

(1)	Expected to be contributed to one or more future securitization trusts.
(2)	The MSBAM 2025-C35 securitization is expected to close on or about August 14, 2025.

Plymouth Meeting Executive Campus	Note	Control	Original Balance	Note Holder
	A-1	Yes	$20,000,000	BMO 2025-C12
	A-2	No	16,000,000	Benchmark 2025-B41
Senior Loan			$36,000,000
	B-1	No	5,000,000	GSBI
Total			$41,000,000

Honolulu FBI Office	Note	Control	Original Balance	Note Holder
	A-1	Yes	$27,200,000	MSBAM 2025-C35(1)
	A-2-A	No	15,000,000	Benchmark 2025-B41
	A-2-B	No	5,000,000	GSBI(2)
Total			$47,200,000
(1)	The MSBAM 2025-C35 securitization is expected to close on or about August 14, 2025.
(2)	Expected to be contributed to one or more future securitization trusts.

29-33 Ninth Avenue	Note	Control	Original Balance	Note Holder
	A-1	Yes	$40,000,000	BBCMS 2025-C35
	A-2	No	30,000,000	BMO 2025-C11
	A-3	No	20,000,000	BBCMS 2025-C35
	A-4	No	10,000,000	BMO 2025-C11
	A-5	No	10,000,000	BBCMS 2025-C35
	A-6	No	10,000,000	Benchmark 2025-B41
	A-7	No	5,000,000	BMO 2025-C11
	A-8	No	5,000,000	BBCMS 2025-C35
	A-9	No	5,000,000	Benchmark 2025-B41
Total			$135,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

25

STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2025-B41 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the RR Interest Owner (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the RR Interest Owner (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.
“Calculation Rate” means:
(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal) of the related mortgaged property.

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.
If at any time a Control Termination Event is continuing, the holders of the principal balance certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.
A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates on an aggregate basis.
If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the RR Interest Owner as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of certificates representing at least a majority of the voting rights (taking into account the application of appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates whose holders voted on the matter; provided that holders of principal balance certificates that so voted on the matter (i) hold principal balance certificates representing at least 20% of the aggregate voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates on an aggregate basis and (ii) consist of at least three certificateholders or certificate owners that are not risk retention affiliated with each other.
If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the Benchmark 2025-B41 PSA.

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

26

STRUCTURAL OVERVIEW (continued)

Servicing Compensation

(continued)	fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).
Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.
Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.
Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. During the continuance of an Operating Advisor Consultation Event, the operating advisor will be required to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, the RR Interest Owner and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders, the RR Interest Owner and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).
The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.
An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any cumulative appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) with respect to any mortgage loan or serviced whole loan, a control termination event has occurred and is continuing (or a Control Termination Event would occur and be continuing if not for the last proviso in the definition thereof).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.
“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered.
—summaries of final asset status reports.
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.
—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

CERTAIN DEFINITIONS
■	“ADR”: For any hospitality property, average daily rate.
■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than four months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.
■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.
■	“CBD”: Central business district.
■	“FF&E”: Furniture, fixtures and equipment.
■	“GLA”: Gross leasable area.
■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.
■	“MSA”: Metropolitan statistical area.
■	“Non-Reduced Interests”: Each class of certificates (other than Class S, Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.
■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.
■	“Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.
■	“RevPAR”: With respect to any hospitality property, revenues per available room.
■	“SF”: Square Feet or Square Foot.
■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.
■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.
■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.
■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.
■	“TTM”: Trailing twelve months.
■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.
■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

29

CERTAIN DEFINITIONS (continued)
■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.
■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

32

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%
Mortgage Loan Information		Property Information
Loan Sellers:	GSMC, GACC, CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use – Lab / Office
Borrower Sponsor(1):	BioMed Realty, L.P.	Collateral:	Sub-Leasehold
Borrower(s)(2):	Various	Location:	Cambridge, MA
Original Balance(3):	$63,000,000	Year Built / Renovated:	Various / Various
Cut-off Date Balance(3):	$63,000,000	Property Management(7):	BioMed Realty LLC
% by Initial UPB:	9.98%	Size:	1,314,481 SF
Interest Rate(4):	5.89283%	Appraised Value(8) / Per SF(9):	$2,400,000,000 / $1,357
Note Date:	June 5, 2025	Appraisal Date(8):	March 5, 2025
Original Term:	120 months	Occupancy:	95.9% (as of April 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	96.6%
Original Amortization:	NAP	Underwritten NOI:	$140,793,230
Interest Only Period:	120 months	Underwritten NCF:	$139,281,577
First Payment Date:	July 9, 2025
Maturity Date:	June 9, 2035	Historical NOI
Additional Debt Type(3):	Pari Passu / Subordinate Debt	Most Recent NOI:	$130,971,938 (TTM February 28, 2025)
Additional Debt Balance(3):	$784,000,000 / $478,000,000	2024 NOI:	$130,062,720
Call Protection(5):	L(26),D(87),O(7)	2023 NOI:	$123,595,795
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$115,820,729
Reserves(6)				Financial Information(3)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$0	Springing	NAP	Cut-off Date Loan / SF(9):	$479	$749
Insurance:	$0	Springing	NAP	Maturity Date Loan / SF(9):	$479	$749
Rollover Reserve:	$0	Springing	$1,314,481	Cut-off Date LTV(8):	35.3%	55.2%
Ground Rent Reserve:	$0	Springing	NAP	Maturity Date LTV(8):	35.3%	55.2%
Unfunded Obligations:	$1,869,382	$0	NAP	UW NOI DY:	16.6%	10.6%
Takeda Reserve:	$0	Springing	NAP	UW NCF DSCR:	2.75x	1.66x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan(3)	$847,000,000	52.0%	Loan Payoff(10)	$1,307,413,701	80.2%
Subordinate Loan(3)	478,000,000	29.3	Ground Lease Prepayment & Extension(11)	305,800,000	18.8
Borrower Sponsor Equity	305,238,760	18.7	Closing Costs	15,155,677	0.9
			Upfront Reserves	1,869,382	0.1
Total Sources	$1,630,238,760	100.0%	Total Uses	$1,630,238,760	100.0%
(1)	The non-recourse carveout guarantor is BRE-BMR MA Holdco LLC. The guarantor’s aggregate liability under the guaranty with respect to certain bankruptcy-related full non-recourse carveouts is capped at 15% of the outstanding amount of the BioMed MIT Portfolio Whole Loan (as defined below) as of the date that the first full recourse event (if any) occurs (but with a minimum aggregate liability with respect to such bankruptcy-related full non-recourse carveouts of $100,000,000), plus all reasonable out-of-pocket costs and expenses incurred by the lender in enforcing or preserving its rights under the guaranty. Only the single purpose entity borrowers and not the guarantor have provided an environmental indemnity to the lender.
(2)	The borrowers of the BioMed MIT Portfolio Whole Loan are BRE-BMR 26 Landsdowne LLC; BRE-BMR 35 Landsdowne LLC; BRE-BMR 38 Sidney LLC; BRE-BMR 40 Landsdowne LLC; BRE-BMR Pilgrim & Sidney LLC; BRE-BMR 64 Sidney LLC; BRE-BMR 65 & 80 Landsdowne LLC and BRE-BMR 88 Sidney LLC.
(3)	The BioMed MIT Portfolio mortgage loan (the “BioMed MIT Portfolio Mortgage Loan”) is part of the BioMed MIT Portfolio Whole Loan, which is evidenced by 22 senior pari passu promissory notes and 15 junior promissory notes (divided into five B notes, five C notes and five D notes) with an aggregate principal balance as of the Cut-off Date of $1,325,000,000.
(4)	Interest Rate represents the interest rate of the BioMed MIT Portfolio Senior Notes (as defined below). The interest rate of the BioMed MIT Portfolio Whole Loan is 6.25927852830189%.
(5)	Defeasance of the BioMed MIT Portfolio Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last note to be securitized and (ii) the third anniversary of the origination date. The assumed defeasance lockout period is based on the anticipated closing date of the Benchmark 2025-B41 securitization in September 2025. The actual defeasance lockout period may be longer.
(6)	See “Initial and Ongoing Reserves” below.
(7)	An affiliate of the borrower sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

(8)	Appraised Value represents the “As-Portfolio” value of the BioMed MIT Portfolio (as defined below), which includes a 3.0% portfolio premium. Based on the aggregate “As-Is” appraised value of the BioMed MIT Portfolio properties of approximately $2.33 billion, the BioMed MIT Portfolio Senior Notes and the BioMed MIT Portfolio Whole Loan result in a Cut-off Date LTV and Maturity Date LTV of 36.3% and 56.9%, respectively.
(9)	Based on 1,769,239 square feet, which is inclusive of 454,758 square feet of parking space.
(10)	The borrower sponsor purchased the BioMed MIT Portfolio in March 2021 and assumed the existing debt totaling $1.30 billion, inclusive of a $1.17 billion existing mortgage loan securitized in the CAMB 2019-LIFE transaction and a $130.0 million mezzanine loan. Loan Payoff shown in the table above is inclusive of accrued interest which was paid off in connection with the origination of the BioMed MIT Portfolio Whole Loan.
(11)	Ground Lease Prepayment & Extension was paid in 2024 and represents the costs associated with the borrower sponsor prepaying ground lease rents and extending the nine respective ground leases. See “Ground Lease” herein for additional information.

The Loan. The largest mortgage loan is secured by the borrowers’ sub-leasehold interest in eight Class A, mixed use lab/office properties totaling 1,314,481 square feet and two related parking structures located in Cambridge, Massachusetts (the “BioMed MIT Portfolio”). The BioMed MIT Portfolio Mortgage Loan is part of a whole loan evidenced by (i) 22 pari passu A notes, with an aggregate Cut-off Date balance of $847.0 million (collectively, the “BioMed MIT Portfolio Senior Notes”), (ii) five pari passu B notes, with an aggregate Cut-off Date balance of $191.4 million (collectively, the “BioMed MIT Portfolio B Notes”), (iii) five pari passu C notes, with an aggregate Cut-off Date balance of $192.3 million (collectively, the “BioMed MIT Portfolio C Notes”) and (iv) five pari passu D notes, with an aggregate Cut-off Date balance of $94.3 million (collectively, the “BioMed MIT Portfolio D Notes” and, together with the BioMed MIT Portfolio Senior Notes, the BioMed MIT Portfolio B Notes and the BioMed MIT Portfolio C Notes, the “BioMed MIT Portfolio Whole Loan”). The BioMed MIT Portfolio Mortgage Loan is comprised of a portion of the BioMed MIT Portfolio Senior Notes (Notes A2-C2-B, A3-C1-B and A4-C1-B) with an aggregate Cut-off Date balance of $63.0 million, which will be contributed to the Benchmark 2025-B41 trust. The BioMed MIT Portfolio Whole Loan was co-originated by Goldman Sachs Bank USA, Citi Real Estate Funding Inc., Deutsche Bank AG, New York Branch, JPMorgan Chase Bank, National Association and Societe Generale Financial Corporation.

The BioMed MIT Portfolio Whole Loan has a 10-year term and is interest-only for the full term with a maturity date of June 9, 2035. The BioMed MIT Portfolio Senior Notes accrue interest at a fixed rate of 5.89283% per annum, and the BioMed MIT Portfolio Whole Loan accrues at a fixed rate of 6.25927852830189% per annum.

The relationship between the holders of the BioMed MIT Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced A/B Whole Loans—The BioMed MIT Portfolio Whole Loan” in the Preliminary Prospectus. The BioMed MIT Portfolio Whole Loan is serviced under the trust and servicing agreement for the BX 2025-LIFE securitization trust. See “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

34

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

The table below identifies the promissory notes that comprise the BioMed MIT Portfolio Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A1-S	$87,400,000	$87,400,000	BX 2025-LIFE	Yes
A2-S	$87,400,000	$87,400,000	BX 2025-LIFE	No
A3-S	$87,400,000	$87,400,000	BX 2025-LIFE	No
A4-S	$87,400,000	$87,400,000	BX 2025-LIFE	No
A5-S	$87,400,000	$87,400,000	BX 2025-LIFE	No
A1-C1-A	$18,750,000	$18,750,000	BBCMS 2025-C35	No
A1-C1-B	$22,250,000	$22,250,000	JPMCB(1)	No
A1-C2	$41,000,000	$41,000,000	JPMCB(1)	No
A2-C1	$41,000,000	$41,000,000	MSBAM 2025-C35(2)	No
A2-C2-A	$18,500,000	$18,500,000	MSBAM 2025-C35(2)	No
A2-C2-B	$22,500,000	$22,500,000	Benchmark 2025-B41	No
A3-C1-A	$18,750,000	$18,750,000	BBCMS 2025-C35	No
A3-C1-B	$20,250,000	$20,250,000	Benchmark 2025-B41	No
A3-C1-C	$2,000,000	$2,000,000	Deutsche Bank AG, New York Branch(1)	No
A3-C2	$41,000,000	$41,000,000	Deutsche Bank AG, New York Branch(1)	No
A4-C1-A	$18,750,000	$18,750,000	BBCMS 2025-C35	No
A4-C1-B	$20,250,000	$20,250,000	Benchmark 2025-B41	No
A4-C1-C	$2,000,000	$2,000,000	Goldman Sachs Bank USA(1)	No
A4-C2	$41,000,000	$41,000,000	Goldman Sachs Bank USA (1)	No
A5-C1-A	$18,750,000	$18,750,000	BBCMS 2025-C35	No
A5-C1-B	$22,250,000	$22,250,000	SGFC(1)	No
A5-C2	$41,000,000	$41,000,000	SGFC(1)	No
B-1	$38,280,000	$38,280,000	BX 2025-LIFE	No
B-2	$38,280,000	$38,280,000	BX 2025-LIFE	No
B-3	$38,280,000	$38,280,000	BX 2025-LIFE	No
B-4	$38,280,000	$38,280,000	BX 2025-LIFE	No
B-5	$38,280,000	$38,280,000	BX 2025-LIFE	No
C-1	$38,460,000	$38,460,000	BX 2025-LIFE	No
C-2	$38,460,000	$38,460,000	BX 2025-LIFE	No
C-3	$38,460,000	$38,460,000	BX 2025-LIFE	No
C-4	$38,460,000	$38,460,000	BX 2025-LIFE	No
C-5	$38,460,000	$38,460,000	BX 2025-LIFE	No
D-1	$18,860,000	$18,860,000	BX 2025-LIFE	No
D-2	$18,860,000	$18,860,000	BX 2025-LIFE	No
D-3	$18,860,000	$18,860,000	BX 2025-LIFE	No
D-4	$18,860,000	$18,860,000	BX 2025-LIFE	No
D-5	$18,860,000	$18,860,000	BX 2025-LIFE	No
Whole Loan	$1,325,000,000	$1,325,000,000
(1)	Expected to be contributed to one or more future securitization(s).
(2)	The MSBAM 2025-C35 securitization is expected to close on or about August 14, 2025.

The Properties. The BioMed MIT Portfolio is comprised of the sub-leasehold interests in eight Class A, mixed use lab/office properties and two related parking structures, located in Cambridge, Massachusetts totaling 1,314,481 square feet. The BioMed MIT Portfolio is located within University Park at MIT, a 30-acre master planned development completed in partnership with Massachusetts Institute of Technology (“MIT”) and is located directly adjacent to the MIT campus within the Cambridge Market. The University Park at MIT development features four landscaped parks providing abundant green space while being in an urban setting. University Park at MIT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

integrates scientific research facilities with more than 670 residential units, a hotel and conference center and retail amenities. The residential units, hotel and conference center and retail amenities are not collateral for the BioMed MIT Portfolio Whole Loan. As of April 1, 2025, the BioMed MIT Portfolio was approximately 95.9% leased by 12 individual tenants with a weighted average tenant tenure of approximately 18.7 years (based on solely the first unit occupied by each respective tenant and does not consider renewals and/or expansion space). With the exception of the 38 Sidney property, each BioMed MIT Portfolio property is at least 99.6% leased. The BioMed MIT Portfolio is leased to a strong tenant roster with approximately 47.9% of NRA and 48.8% of UW Base Rent attributable to investment grade rated tenants. The largest tenants by UW Base Rent include Takeda Pharmaceuticals (along with its Millennium Pharmaceuticals subsidiary, which is now branded as Takeda Oncology) (“Takeda”) (37.7% of NRA; 37.1% of UW Base Rent; M/F/S&P: Baa1/NR/BBB+), Agios Pharmaceuticals (15.3% of NRA; 15.7% of UW Base Rent), and Blueprint Medicines (13.6% of NRA; 14.4% of UW Base Rent). The BioMed MIT Portfolio properties serve as the headquarter location for five of the tenants (Agios Pharmaceuticals, Blueprint Medicines, Vericel Corporation, Fulcrum Therapeutics and Siena Construction), collectively representing 35.9% of NRA and 37.7% of UW Base Rent. Over the past 20 years, the BioMed MIT Portfolio has maintained an average occupancy of approximately 98%.

Parking at the BioMed MIT Portfolio includes two parking structures, which consist of 1,702 total parking stalls (582 parking stalls at 30 Pilgrim, which is located adjacent to the 45-75 Sidney property, and 1,120 parking stalls at 80 Landsdowne, which is located adjacent to the 65 Landsdowne property). Both parking structures are included in the collateral for the BioMed MIT Portfolio Whole Loan. As of the TTM February 2025 period, the split of contractual to transient revenue across both structures was approximately 80% and 20%, respectively. The parking structures at the BioMed MIT Portfolio represent approximately 9.0% of total revenues at the BioMed MIT Portfolio as of TTM February 2025. ABM Parking manages the two parking structures.

In 2024, the borrower sponsor paid $305.80 million to extend all nine Ground Leases (as defined below) out until April 2099. Prior to the equity contribution, the borrower sponsor purchased the BioMed MIT Portfolio in March 2021 and assumed the existing debt totaling $1.30 billion, comprised of a $1.17 billion mortgage loan securitized in the CAMB 2019-LIFE transaction and a $130.0 million mezzanine loan. The borrower sponsor has a total cost basis of approximately $2.69 billion and approximately $1.37 billion of remaining equity.

Portfolio Summary
Property Name	Location	SF / Parking Stalls	Occupancy(1)	Allocated Cut-off Date Loan Amount (“ALA”)(2)	% of ALA	Appraised Value	UW NCF
45 - 75 Sidney	Cambridge, MA	277,174 / 582	100.0%	$281,747,000	21.3%	$501,300,000	$30,954,999
40 Landsdowne	Cambridge, MA	214,638 / NAP	100.0%	$238,402,000	18.0%	$378,100,000	$21,799,950
35 Landsdowne	Cambridge, MA	202,423 / NAP	100.0%	$221,982,000	16.8%	$356,900,000	$20,576,945
65 Landsdowne	Cambridge, MA	122,410 / 1,120	100.0%	$154,712,000	11.7%	$358,400,000	$23,066,881
88 Sidney	Cambridge, MA	146,034 / NAP	100.0%	$134,655,000	10.2%	$224,900,000	$14,617,830
64 Sidney	Cambridge, MA	126,371 / NAP	99.6%	$107,341,000	8.1%	$183,700,000	$12,980,953
38 Sidney	Cambridge, MA	122,554 / NAP	56.4%	$103,782,000	7.8%	$170,600,000	$5,828,593
26 Landsdowne	Cambridge, MA	102,877 / NAP	100.0%	$82,379,000	6.2%	$156,400,000	$9,455,426
Total / Wtd. Avg.		1,314,481 / 1,702	95.9%	$1,325,000,000	100.0%	$2,400,000,000(3)	$139,281,577
(1)	As of April 1, 2025.
(2)	Based on the BioMed MIT Portfolio Whole Loan.
(3)	Total / Wtd. Avg. Appraised Value represents the BioMed MIT Portfolio value, which includes a 3.0% portfolio premium. Based on the aggregate “As-Is” appraised value of the BioMed MIT Portfolio properties of approximately $2.33 billion, the BioMed MIT Portfolio Whole Loan results in a 56.9% LTV.

Major Tenants. The three largest tenants by underwritten base rent at the BioMed MIT Portfolio are Takeda, Agios Pharmaceuticals and Blueprint Medicines.

Takeda (495,716 square feet, 37.7% of NRA; 37.1% of underwritten base rent; M/F/S&P: Baa1/NR/BBB+). Founded in 1993, Millennium Pharmaceuticals was originally a genomics company applying recombinant technology to the discovery and development of new therapies in a broad spectrum of diseases. In May 2008, Millennium Pharmaceuticals was acquired and absorbed by Takeda (NYSE: TAK). The company’s five core therapeutic areas are oncology, gastroenterology, neuroscience, rare diseases, and plasma-derived

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

36

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

therapies, which collectively account for more than 80% of revenue. Its geographic footprint is diversified, with 50% derived from the US, 20% from Japan and 20% from Europe and Canada. As of December 31, 2024, Takeda held over 12,000 active patents.

Agios Pharmaceuticals (“Agios”) (201,593 square feet, 15.3% of NRA; 15.7% of underwritten base rent). Agios Pharmaceuticals is a biopharmaceutical company with a focus on developing treatments geared towards cancer and rare genetic disorders of metabolism. The company’s primary focus is to develop potentially transformative small-molecule medicines. The clinical development plan for Agios’ product candidates includes a precision approach with initial study designs that allow for genetically or biomarker-defined patient populations. The company seeks the potential for proof of concept early in clinical development, along with any potential for accelerated approval. Founded in 2008, Agios employs nearly 400 people.

Blueprint Medicines (178,330 square feet, 13.6% of NRA; 14.4% of underwritten base rent). Blueprint Medicines is a global biopharmaceutical company dedicated to inventing life-changing medicines in two core areas: allergy / inflammation and oncology / hematology. Blueprint Medicines and its approximately 655 employees aim to improve and extend patients’ lives by targeting the root causes of diseases through a combination of biological expertise, drug design capabilities and clinical development and commercial infrastructure.

The following table presents certain information relating to the major tenants at the BioMed MIT Portfolio:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Renewal Options	Termination Option (Y/N)
Takeda	Baa1/BBB+/NR	495,716	37.7%	$47,726,248	$96.28	37.1%	Various(3)	Various(3)	N
Agios Pharmaceuticals(4)(5)(6)	NR/NR/NR	201,593	15.3%	$20,232,748	$100.36	15.7%	2/29/2028	2 x 5 yr	N
Blueprint Medicines(7)	NR/NR/NR	178,330	13.6%	$18,508,766	$103.79	14.4%	11/30/2029	2 x 5 yr	N
Brigham & Women's Hospital	Aa3/AA-/NR	122,410	9.3%	$13,777,246	$112.55	10.7%	8/31/2026	2 x 5 yr	N
BioNTech	NR/NR/NR	59,303	4.5%	$7,556,973	$127.43	5.9%	Various(8)	1 x 5 yr	N
Vericel Corporation	NR/NR/NR	57,159	4.3%	$6,561,853	$114.80	5.1%	2/29/2032	1 x 5 yr	N
Beam Therapeutics(9)	NR/NR/NR	38,203	2.9%	$3,664,814	$95.93	2.9%	Various(10)	1 x 5 yr	N
Repertoire Immune Medicine(11)(12)	NR/NR/NR	35,943	2.7%	$3,492,222	$97.16	2.7%	9/30/2028	1 x 5 yr	N
Fulcrum Therapeutics	NR/NR/NR	28,731	2.2%	$2,685,487	$93.47	2.1%	6/30/2028	1 x 5 yr	N
Voyager Therapeutics(13)	NR/NR/NR	26,148	2.0%	$2,669,188	$102.08	2.1%	11/30/2026	2 x 5 yr	N
Total Top Tenant		1,243,536	94.6%	$126,875,543	$102.03	98.7%
Other Tenants		17,044	1.3%	$1,685,291	$98.88	1.3%
Occupied Collateral Total / Wtd. Avg.		1,260,580	95.9%
Vacant Space		53,901	4.1%
Collateral Total		1,314,481	100.0%
(1)	Based on the underwritten rent roll dated April 1, 2025, inclusive of rent steps through March 2026.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Takeda occupies (i) 214,638 square feet of space at the 40 Landsdowne property with a lease expiration date in June 2030 and two 10-year renewal options, (ii) 202,423 square feet of space at the 35 Landsdowne property with a lease expiration date in June 2030 and two 10-year renewal options and (iii) 78,655 square feet of space at the 45 - 75 Sidney property with a lease expiration date in January 2032 and two five-year renewal options.
(4)	Agios Pharmaceuticals is subleasing 7,407 square feet of space to Watershed Informatics in suite 100 at the 64 Sidney property at a sublease rate of $50.00 per square foot. UW Base Rent Per SF represents the prime lease rent.
(5)	Agios Pharmaceuticals is currently dark in 12,995 square feet of space at the 38 Sidney property and 35,157 square feet of space at the 64 Sidney property.
(6)	Agios Pharmaceuticals occupies (i) 146,034 square feet of space at the 88 Sidney property, (ii) 42,564 square feet of space at the 64 Sidney property and (iii) 12,995 square feet of space at the 38 Sidney property. Each respective lease expires in February 2028.
(7)	Blueprint Medicines occupies (i) 139,216 square feet of space at the 45 – 75 Sidney property and (ii) 39,114 square feet of space at the 38 Sidney property. Each respective lease expires in November 2029.
(8)	BioNTech is subject to (i) 47,493 square feet of space expiring in January 2032 and (ii) 11,810 square feet of space expiring in March 2026.
(9)	Beam Therapeutics is subleasing 6,000 square feet of space to Xsphera Biosciences in suite 100 at a sublease rate of $80.00 per square foot. UW Base Rent Per SF represents the prime lease rent.
(10)	Beam Therapeutics is subject to (i) 16,518 square feet of space expiring in September 2028 and (ii) 21,685 square feet of space expiring in September 2029.
(11)	Repertoire Immune Medicine is subleasing 14,437 square feet of space to Montai Health in suite 400. UW Base Rent Per SF represents the prime lease rent.
(12)	Repertoire Immune Medicine is currently dark in 21,506 square feet of space.
(13)	Voyager Therapeutics is subleasing 26,148 square feet of space to Skylark Bio in suite 500 at a sublease rate of $84.00 per square foot. UW Base Rent Per SF represents the prime lease rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

37

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

The following table presents certain information relating to the lease rollover schedule at the BioMed MIT Portfolio, based on the initial lease expiration dates:

Lease Rollover Schedule - Retail(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	171,422	13.0%	13.0%	$19,019,777	14.8%	$110.95	4
2027	0	0.0%	13.0%	$0	0.0%	$0.00	0
2028	282,785	21.5%	34.6%	$27,995,029	21.8%	$99.00	4
2029	206,005	15.7%	50.2%	$21,030,171	16.4%	$102.09	3
2030	417,061	31.7%	82.0%	$41,097,191	32.0%	$98.54	1
2031	0	0.0%	82.0%	$0	0.0%	$0.00	0
2032	183,307	13.9%	95.9%	$19,418,667	15.1%	$105.94	3
2033	0	0.0%	95.9%	$0	0.0%	$0.00	0
2034	0	0.0%	95.9%	$0	0.0%	$0.00	0
2035	0	0.0%	95.9%	$0	0.0%	$0.00	0
2036 & Thereafter	0	0.0%	95.9%	$0	0.0%	$0.00	0
Vacant(3)	53,901	4.1%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,314,481	100.0%		$128,560,835	100.0%	$101.99	15
(1)	Based on the underwritten rent roll dated April 1, 2025, inclusive of contractual rent steps through March 2026.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.
(3)	Certain tenants are subject to more than one lease, and certain tenants are either dark or subleasing their space. The information regarding the leases is based on the prime leases. See “Top Tenant Summary” above for additional information.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

38

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

The following table presents certain information relating to the operating history and underwritten cash flows of the BioMed MIT Portfolio:

Operating History and Underwritten Cash Flow(1)
	2022	2023	2024	TTM February 2025	UW	UW Per SF
Base Rental Revenue	$116,471,876	$123,542,607	$123,154,745	$122,653,922	$124,884,823	$95.01
Rent Steps	0	0	0	0	3,676,012	2.80
Credit Tenant Rent Steps	0	0	0	0	3,050,199	2.32
Vacant Income	0	0	0	0	5,884,110	4.48
Potential Gross Revenue	$116,471,876	$123,542,607	$123,154,745	$122,653,922	$137,495,143	$104.60
Expense Reimbursement	32,545,853	35,355,800	37,198,115	37,340,208	35,472,053	26.99
Less Vacancy & Credit Loss	0	0	0	0	(5,884,110)	(4.48)
Parking Income	12,298,665	14,549,243	16,372,784	15,868,905	15,868,905	12.07
Other Income	0	0	8,273	8,273	0	0.00
Effective Gross Income	$161,316,394	$173,447,650	$176,733,917	$175,871,308	$182,951,992	$139.18
Real Estate Taxes	16,587,593	17,643,136	19,021,431	19,263,100	19,742,278	15.02
Insurance	268,675	292,707	410,003	434,254	483,503	0.37
Ground Lease(2)(3)	10,622,391	12,015,486	6,248,644	4,096,463	3,528,710	2.68
Repairs & Maintenance	6,391,858	7,550,251	7,435,051	7,795,754	7,795,754	5.93
Management Fee	3,556,254	3,871,438	3,737,688	3,701,282	1,000,000	0.76
Payroll	677,854	690,339	838,522	860,001	860,001	0.65
General and Administrative	1,770,155	1,205,638	1,308,553	1,311,718	1,311,718	1.00
Other Expenses	5,620,883	6,582,859	7,671,304	7,436,798	7,436,798	5.66
Total Expenses	$45,495,665	$49,851,854	$46,671,196	$44,899,369	$42,158,762	$32.07
Net Operating Income	$115,820,729	$123,595,795	$130,062,720	$130,971,938	$140,793,230	$107.11
Replacement Reserves	0	0	0	0	197,172	0.15
TI/LC	0	0	0	0	1,314,481	1.00
Net Cash Flow	$115,820,729	$123,595,795	$130,062,720	$130,971,938	$139,281,577	$105.96

Occupancy	98.3%	99.0%	95.1%	95.9%(1)	96.6%
NCF DSCR	2.29x	2.44x	2.57x	2.59x	2.75x
NOI Debt Yield	13.7%	14.6%	15.4%	15.5%	16.6%
(1)	Based on the underwritten rent roll dated April 1, 2025, inclusive of contractual rent steps through March 2026.
(2)	The borrower sponsor prepaid the Ground Lease Expense for the next eight years starting in July 2024 through June 30, 2032, as well as the Ground Lease Extension Term. 2024 Ground Lease Expense represents a partial-year payment due to the prepayment.
(3)	UW Ground Lease represents the 10-year average of the borrower sponsor's projections during the term of the BioMed MIT Portfolio Whole Loan, inclusive of pre-payments. All ground rent payments through June 2032 have been pre-paid (except in certain circumstances as described under “Description of the Mortgage Pool—Mortgage Pool Characteristics—Fee & Leasehold Estates; Ground Leases” in the Preliminary Prospectus). UW Ground Lease also includes the annual payment for each of the Prime Leases as described under “Prime Lease” herein.

Appraisal. According to the appraisal, the BioMed MIT Portfolio had an “as-is” appraised value of $2,400,000,000 as of March 5, 2025, inclusive of a 3.0% portfolio premium. The table below shows the appraisal’s “as-is” conclusions.

Property	Appraised Value(1)	Capitalization Rate(1)
BioMed MIT Portfolio	$2,400,000,000	5.75-6.50%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

39

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

Environmental Matters. According to the Phase I environmental assessments all dated April 2, 2025, there is no evidence of any recognized environmental conditions at the BioMed MIT Portfolio. However, controlled recognized environmental conditions were identified at the 45-75 Sidney property and 88 Sidney property. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Environmental Considerations” in the Preliminary Prospectus.

The Market. The BioMed MIT Portfolio is located in Greater Boston, Massachusetts, directly adjacent to the campus of MIT. As of the fourth quarter of 2024, Boston remains a center of the life science sector across the globe, with occupancy rates above 75% and average triple net lease asking rents of approximately $89.07 per square foot. Boston is home to 24 hospitals and research institutions. Venture capital funding in Boston reached approximately $2.1 billion as of year-end 2024 in line with 2023’s investment totals. In 2024, approximately 7.6 million square feet of research and development space was delivered in Boston with approximately 3.8 million square feet of leases signed in the Boston metropolitan area throughout 2024 and 544,000 square feet signed in the fourth quarter of 2024. The East Cambridge submarket led fourth quarter leasing activity, exceeding 211,000 square feet.

The BioMed MIT Portfolio is further located within the Mid-Cambridge submarket, directly adjacent to the East Cambridge submarket. At the core of Boston’s life science industry is East Cambridge/Kendall Square. As of year-end 2024, vacancy rates in the East Cambridge submarket reached 10.7% and average triple net lease asking rents exceeded $107 per square foot. The East Cambridge submarket is comprised of approximately 16.8 million square feet and features Boston’s highest asking rents. Approximately 3.8 million square feet of leases were signed in the Boston MSA throughout 2024, with 544,000 square feet signed in the fourth quarter. The East Cambridge submarket led fourth quarter leasing activity, exceeding 211,000 square feet. The East Cambridge submarket’s proximity to the knowledge capital associated with both Harvard and MIT bolsters prospects for both the near-and long-term tenancy. The BioMed MIT Portfolio properties in the East Cambridge submarket benefit from a location in one of the most desirable life science clusters in the world.

The following table presents certain information relating to comparable lab rentals for the BioMed MIT Portfolio:

Comparable Lab Rentals(1)
Property Name	Submarket	Year Built / Renovated	Tenant Name	Lease Date	NRA	Lease Term (Yrs)	Rent PSF
BioMed MIT Portfolio	Mid Cambridge	1989 / 2019(2)	Various	Various	1,207,359(3)(4)	Various	$103.13(3)(4)
100-700 Technology Square(5)	East Cambridge	1964 / 2001	Intellia Therapeutics	Jul-25	147,000	13	$108.00
100-700 Technology Square	East Cambridge	1964 / 2001	Ainra Corporation	May-26	18,998	4	$105.00
100-700 Technology Square	East Cambridge	1964 / 2001	Flare Therapeutics	Oct-24	21,621	3	$108.00
1 Kendall Square	East Cambridge	1893 / 2018	Convergence	Oct-24	12,165	3	$105.00
1 Kendall Square(5)	East Cambridge	1893 / 2018	InduPro Labs	Oct-24	10,838	3	$108.50
1 Kendall Square(5)	East Cambridge	1893 / 2018	Nava Therapeutics	Sep-24	13,906	3	$105.00
441 Morgan Avenue(5)	East Cambridge	2024 / NAP	Astellas Pharma	Jul-24	63,000	11	$106.00
(1)	Source: Appraisal.
(2)	Represents the earliest year built and latest year renovated throughout the BioMed MIT Portfolio.
(3)	Based on the underwritten rent roll dated April 1, 2025, inclusive of contractual rent steps through March 2026.
(4)	Represents occupied life sciences square feet and rents within the BioMed MIT Portfolio only.
(5)	Denotes a first-generation lease.

The Borrowers and the Borrower Sponsor. The borrowers are BRE-BMR 26 Landsdowne LLC, BRE-BMR 35 Landsdowne LLC, BRE-BMR 38 Sidney LLC, BRE-BMR 40 Landsdowne LLC, BRE-BMR Pilgrim & Sidney LLC, BRE-BMR 64 Sidney LLC, BRE-BMR 65 & 80 Landsdowne LLC, and BRE-BMR 88 Sidney LLC, each of which is a Delaware limited liability company (each a “Borrower” and collectively, the “Borrowers”), and each of which owns a sub-leasehold interest in the applicable BioMed MIT Portfolio property. The Borrowers are recycled bankruptcy remote single purpose entities. The Borrowers are required to have at least two independent directors consistent with rating agency requirements, whose responsibilities will be limited solely to voting on certain matters relating to bankruptcy and insolvency issues. Legal counsel to the Borrowers delivered a non-consolidation opinion in connection with the origination of the BioMed MIT Portfolio Whole Loan. The borrower sponsor is BioMed Realty, L.P. (“BioMed”), a portfolio company of Blackstone. BioMed is a leading provider of real estate solutions to the life science and technology industries. BioMed owns and operates life science real estate comprising 15.9 million square feet concentrated in leading innovation markets throughout the United States and United Kingdom, including Boston/Cambridge, San Francisco, San Diego, Seattle, Boulder, and Cambridge, U.K. BioMed is one of the largest

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

40

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

laboratory/office owners in Boston/Cambridge with its portfolio totaling over 5.6 million square feet. BioMed maintains a fully integrated operating platform across leasing, development, investments, operations, and facilities management.

The non-recourse carveout guarantor is BRE-BMR MA Holdco LLC. The guarantor’s aggregate liability under the guaranty with respect to certain bankruptcy-related full non-recourse carveouts is capped at 15% of the outstanding amount of the BioMed MIT Portfolio Whole Loan as of the date that the first full recourse event (if any) occurs (but with a minimum aggregate liability with respect to such bankruptcy-related full non-recourse carveouts of $100,000,000), plus all reasonable out-of-pocket costs and expenses incurred by the lender in enforcing or preserving its rights under the guaranty. Only the Borrowers and not the guarantor have provided an environmental indemnity to the lender.

Blackstone is a leading investment firm with approximately $1.1 trillion in total assets under management across investment vehicles focused on private equity, real estate, public debt and equity, infrastructure, life science, growth equity, opportunistic, non-investment grade credit, real assets, and secondary funds, all on a global basis. Blackstone’s Real Estate group began investing in real estate in 1991 and has approximately $315 billion of investor capital under management.

Property Management. Each of the BioMed MIT Portfolio properties is managed by BioMed Realty LLC, a Delaware limited liability company, an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. At origination of the BioMed MIT Portfolio Whole Loan, the Borrowers deposited approximately $1,869,382 into an outstanding landlord obligations reserve.

Tax Reserve – During the continuance of a Cash Sweep Period (as defined below), the Borrowers are required to make ongoing monthly deposits into the tax reserve equal to 1/12th of annual real estate taxes (exclusive of taxes required to be paid by tenants under leases) based on the lender’s estimate.

Insurance Reserve – During the continuance of a Cash Sweep Period, the Borrowers are required to make ongoing monthly deposits into the insurance reserves equal to 1/12th of annual insurance premiums, except if the BioMed MIT Portfolio properties are covered under a blanket policy reasonably acceptable to lender and no event of default is continuing.

Rollover Reserves - During the continuance of a Cash Sweep Period, the Borrowers are required to make ongoing monthly deposits into the rollover reserves equal to 1/12th of the aggregate square footage of the BioMed MIT Portfolio properties multiplied by $1.00, capped at 12 times such amount.

Ground Rent Reserve - During the continuance of a Cash Sweep Period, the Borrowers are required to make ongoing monthly deposits into the ground rent reserves equal to 1/12th of the ground rent due during the next ensuing 12 months in order to accumulate sufficient funds to pay all ground rent at least 30 days prior to the due dates under the Ground Leases.

Takeda Reserve - During the continuance of a Takeda Sweep Event (as defined below), the Borrowers are required to reserve all excess cash remaining after funding all applicable required reserve payments (such funds, the “Takeda Reserve Funds”), which may be disbursed for various leasing costs and upon satisfaction of the related conditions set forth in the BioMed MIT Portfolio Whole Loan documents. In addition, the Borrowers have the option to request the disbursement of any portion of the Takeda Reserve Funds for any purpose (such amount, the “Takeda Disbursement Amount”) provided that the Borrowers deliver a guaranty executed by the non-recourse carveout guarantor or a replacement thereof in accordance with the BioMed MIT Portfolio Whole Loan documents in an amount equal to the Takeda Disbursement Amount.

Lockbox / Cash Management. The BioMed MIT Portfolio Whole Loan is structured with a hard lockbox and springing cash management. The Borrowers are required to deposit, or cause to be deposited, all revenues derived from the BioMed MIT Portfolio properties into restricted accounts (each, a “Lockbox Account”) in the name of certain of the Borrowers for the benefit of the lender to the extent set forth in the BioMed MIT Portfolio Whole Loan documents. During a Cash Sweep Period, funds on deposit in the Lockbox Accounts are required to be transferred to a single segregated account held in trust and for the benefit of the lender. If a Cash Sweep Period does not exist, the Borrowers have access to the Lockbox Account and may direct funds to be transferred to an account designated by the Borrowers which is not pledged as security for the BioMed MIT Portfolio Whole Loan or the Mezzanine Loan (as defined below).

A “Cash Sweep Period” commences upon the earliest of the occurrence of any of the following: (i) a BioMed MIT Portfolio Whole Loan event of default; (ii) bankruptcy or insolvency events with respect to the Borrowers; (iii) the debt service coverage ratio for the BioMed MIT Portfolio Whole Loan falling below 1.30x for two consecutive calendar quarters immediately preceding the applicable debt service

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

41

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

coverage ratio determination date set forth in the BioMed MIT Portfolio Whole Loan documents (a “DSCR Trigger Event”); (iv) the date which is 18 months prior to the expiration date of the Takeda 2030 Lease (as defined below) at the BioMed MIT Portfolio (the “Takeda Extension Date”), unless Takeda has provided written notice of renewal or extension of the applicable Takeda 2030 Lease in accordance with the terms of the Takeda 2030 Lease and the BioMed MIT Portfolio Whole Loan documents (a “Takeda Sweep Event”); or (v) a Mezzanine Loan default. A Cash Sweep Period will expire upon the first date on which: (a) with regard to clause (i) above, the BioMed MIT Portfolio Whole Loan event of default is no longer continuing; (b) with regard to clause (ii) above, solely with respect to an involuntary bankruptcy action that was not consented to by a Borrower or its general partner or managing member, as applicable, such bankruptcy action is discharged, stayed or dismissed within 90 days of the filing of such bankruptcy action; (c) with regard to clause (iii) above, (1) the debt service coverage ratio is equal to or greater than 1.30x on the first day of each of two consecutive calendar quarters, (2) immediately either (x) at any time from and after December 9, 2034 (the “Permitted Par Prepayment Date”), upon the Borrowers’ and/or Mezzanine Borrower’s (as defined below) prepayment of the BioMed MIT Portfolio Whole Loan and/or the Mezzanine Loan, as applicable, on a pro rata basis or (y) at any time after the Permitted Defeasance Date (defined below) and prior to the Permitted Par Prepayment Date, partial defeasance of the BioMed MIT Portfolio Whole Loan, in each case, in an amount such that the debt service coverage ratio is equal to 1.30x without any obligation to wait two consecutive quarters, (3) the Borrower and the Mezzanine Borrowers collectively deliver to the lender cash or a letter of credit in an amount equal to the amount by which net operating income would need to increase in order to achieve a debt service coverage ratio equal to 1.30x (as applicable, “DSCR Cure Collateral” or the “Mezzanine DSCR Cure Collateral”), which such DSCR Cure Collateral and the Mezzanine DSCR Cure Collateral will be held by the respective lenders in escrow as additional collateral for the BioMed MIT Portfolio Whole Loan, and is required to be returned to the Borrower or the Mezzanine Borrower, as applicable, upon the earlier of (x) the occurrence of a DSCR Trigger Event cure pursuant to clause (1) or (2) above or (4) below (provided that no other Cash Sweep Period is then in effect), and (y) the repayment of the BioMed MIT Portfolio Whole Loan or the Mezzanine Loan, as applicable, in full or (4) the guarantor delivers to the lender a guaranty in an amount equal to the lender’s allocation of the trigger prepayment amount; (d) with regard to clause (iv) above, either (1) the debt service coverage ratio is equal to or greater than 1.30x on the first day of any calendar quarter beginning and ending after the current expiration date of the Takeda 2030 Lease at the BioMed MIT Portfolio properties or (2) Takeda renews or extends the applicable Takeda 2030 Lease or enters into a new lease for substantially the same space as the space for which it previously failed to provide an extension notice by the Takeda Extension Date, and (e) with regard to clause (v) above, the Mezzanine Loan default is no longer continuing. For the avoidance of doubt, the DSCR Cure Collateral cannot be applied by the lender to satisfy any portion of the BioMed MIT Portfolio Whole Loan other than during the continuance of a Priority Payment Cessation Event (as defined below). In the event the DSCR Trigger Event cure is achieved by delivery of the DSCR Cure Collateral to lender and delivery of the Mezzanine DSCR Cure Collateral to Mezzanine Lender, the applicable DSCR Trigger Event period will cease upon delivery of such DSCR Cure Collateral to lender and such Mezzanine DSCR Cure Collateral to mezzanine lender without any obligation to wait two consecutive calendar quarters.

“Priority Payment Cessation Event” means (a) the acceleration of the BioMed MIT Portfolio Whole Loan during the continuance of an event of default, (b) the initiation of (x) judicial or nonjudicial foreclosure proceedings, (y) proceedings for appointment of a receiver or (z) similar remedies permitted by the BioMed MIT Portfolio Whole Loan documents or the other related loan documents relating to all or a material portion of the applicable individual BioMed MIT Portfolio property, and/or (c) the imposition of a stay, an injunction or a similar judicially imposed device that has the effect of preventing the lender from exercising its remedies under the BioMed MIT Portfolio Whole Loan documents or the other related loan documents.

“Takeda 2030 Lease” means, individually and/or collectively, as the context may require, (i) that certain lease with Takeda, as tenant, and BRE-BMR 35 Landsdowne LLC, as landlord, as amended, modified or assigned, and (ii) that certain lease with Takeda, as tenant, and BRE-BMR 40 Landsdowne LLC, as landlord, as amended, modified or assigned, each as further described under “Description of the Mortgage Pool—Mortgage Pool Characteristics—Fee & Leasehold Estates; Ground Leases” in the Preliminary Prospectus.

Current Mezzanine or Secured Subordinate Indebtedness. The subordinate debt is evidenced by the BioMed MIT Portfolio B Notes, the BioMed MIT Portfolio C Notes and the BioMed MIT Portfolio D Notes, totaling $478,000,000.

Subordinate Note Summary(1)
	Subordinate-Note Original Principal Balance(2)	B-Note Interest Rate	Original Term (mos.)	Original Amort. Term (mos.)	Original IO Term (mos.)	Whole Loan UW NCF DSCR	Whole Loan UW NOI DY	Whole Loan Cutoff Date LTV
BioMed MIT Portfolio Subordinate Companion Loan	$478,000,000	(2)	120	0	120	1.66x	10.6%	55.2%
(1)	The interest rate for the BioMed MIT Portfolio Whole Loan is 6.25927852830189%.
(2)	The subordinate notes are comprised of (i) five pari passu B notes, which accrue interest at a rate of 6.34313% and have an aggregate Cut-off Date balance of $191.4 million, (ii) five pari passu C notes which accrue interest at a rate of 6.96993% and have an aggregate Cut-off Date balance of $192.3 million and (iii) five pari passu D notes which accrue interest at a rate of 7.93133% and have an aggregate Cut-off Date balance of $94.3 million.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

42

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

Permitted Future Mezzanine or Secured Subordinate Indebtedness. The Borrowers have a one-time right without the consent of the lender to cause a mezzanine borrower (the “Mezzanine Borrower”) to incur additional indebtedness in the form of one or more mezzanine loans (the “Mezzanine Loan”), subject to satisfaction of certain conditions precedent set forth in the BioMed MIT Portfolio Whole Loan documents, including that no BioMed MIT Portfolio Whole Loan event of default is then continuing and the principal amount of the Mezzanine Loan will in no event exceed the amount which, after giving effect thereto, yields (x) an aggregate LTV ratio not greater than 65% and (y) a DSCR not less than the Origination Date DSCR (as defined below).

Release of Collateral. The Borrowers may, at any time after the date that is the earlier of the second anniversary of the closing date of the last securitization trust to hold a note comprising the BioMed MIT Portfolio Whole Loan and June 5, 2028 (the “Permitted Defeasance Date”), obtain the release of an individual BioMed MIT Portfolio property (each, a “Release Property”) from the lien of the BioMed MIT Portfolio Whole Loan, subject to the satisfaction of certain conditions, including, but not limited to, (i) (x) if prior to the Permitted Par Prepayment Date, partial defeasance of the BioMed MIT Portfolio Whole Loan in an amount equal to the applicable Release Amount (as defined below) or (y) if on or after the Permitted Par Prepayment Date, payment of the applicable Release Amount; (ii) after giving effect to such release, the debt service coverage ratio of the BioMed MIT Portfolio properties as of the determination date immediately preceding such release (the “Release DSCR”) is greater than or equal to the Origination Date DSCR (the “Release DSCR Test”), provided that the Release DSCR Test may be satisfied by (x) partially defeasing a portion of the BioMed MIT Portfolio Whole Loan in accordance with the BioMed MIT Portfolio Whole Loan documents or (y) depositing cash to be held in a reserve account as cash collateral for the BioMed MIT Portfolio Whole Loan, in accordance with the BioMed MIT Portfolio Whole Loan documents, provided, further, that, in the event the foregoing Release DSCR Test is not satisfied and the release of the BioMed MIT Portfolio property is in connection with an arms-length transaction to a third-party which is not controlled by the borrower sponsor and/or by a Blackstone Fund Entity (as defined below) that controls, or is, the borrower sponsor, the Borrower may release such Release Property upon a partial defeasance of the BioMed MIT Portfolio Whole Loan in an amount (the “Low DSCR Release Amount” equal to the lesser of (I) the lender’s allocation of 100% of the net sales proceeds derived from the sale of the Release Property and (II) the greater of (x) the applicable Release Amount for the Release Property and (y) an amount necessary to, after giving effect to such release, satisfy the Release DSCR Test (the lesser of (I) and (II), the “Alternate Release Price”); (iii) if any Mezzanine Loan is outstanding, concurrently with the partial defeasance of the Release Amount (or, if applicable the Alternate Release Price), the Mezzanine Borrower will partially defease the Mezzanine Loan equal to the applicable release amount under the Mezzanine Loan (or, if applicable, the Alternate Release Price (as defined in the Mezzanine Loan agreement)) applicable to such individual BioMed MIT Portfolio property, together with any related interest, fees, prepayment premiums or other amounts payable as set forth in the Mezzanine Loan agreement; (iv) the absence of a BioMed MIT Portfolio Whole Loan event of default on the date that the related individual BioMed MIT Portfolio property is released from the lien of the BioMed MIT Portfolio Whole Loan (except as expressly permitted in the BioMed MIT Portfolio Whole Loan documents); and (v) compliance with REMIC related provisions.

“Blackstone Fund Entity” means, individually or collectively, as the context requires, any entity comprising, (i) BRE Edison, L.P., a Delaware limited partnership, BioMed LSRE LR (Lux) Holdings L.P., a Delaware limited partnership, BioMed LSRE LR Holdings L.P., a Delaware limited partnership, BioMed LSRE LR – G Holdings L.P., a Delaware limited partnership, BioMed LSRE Upper REIT L.L.C., a Delaware limited liability company, BioMed LSRE Upper REIT 2 L.L.C., a Delaware limited liability company, and any parallel vehicles or alternative investment vehicles comprising the fund holding the assets and properties of the business otherwise known as BioMed Realty and any co-investment or managed vehicles controlled by or under common control with any of the foregoing entities, (ii) Blackstone Real Estate Income Trust, Inc. or any successor thereto, (iii) BREIT Operating Partnership L.P. or any successor thereto, (iv) Blackstone Property Partners Lower Fund 1 L.P. and Blackstone Property Partners Lower Fund 2 L.P. or any successor thereto, and any parallel vehicles or alternative investment vehicles comprising the real estate investment fund commonly known as Blackstone Property Partners and any co-investment or managed vehicles controlled thereby or under common control with any of the foregoing entities, (v) any entity comprising any real estate investment fund commonly known as a Blackstone Real Estate Partners fund (including, without limitation, Blackstone Real Estate Partners VIII, Blackstone Real Estate Partners IX and Blackstone Real Estate Partners X), and any parallel vehicles or alternative investment vehicles comprising such fund and any co-investment or managed vehicles controlled by or under common control with any of the foregoing entities, or (vi) any entity comprising any other real estate investment fund sponsored by Blackstone Inc. (or any successor thereto) and any parallel vehicles or alternative investment vehicles comprising such fund and any co-investment or managed vehicles controlled by or under common control with any of the foregoing entities.

“DSCR Deficiency” means the amount by which the then outstanding BioMed MIT Portfolio Whole Loan amount and the then outstanding Mezzanine Loan amount (as defined below), in the aggregate, need to be reduced in order for the Release DSCR to equal or be greater than 1.63x (the “Origination Date DSCR”).

“Release Amount” means, for a BioMed MIT Portfolio property, the lesser of: (a) the outstanding BioMed MIT Portfolio Whole Loan amount (plus interest and any other amounts that may be due); or (b) an amount equal to the allocated loan amount for such individual

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

43

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

BioMed MIT Portfolio property multiplied by (1) 105% until such time that the outstanding BioMed MIT Portfolio Whole Loan amount has been reduced to $927,500,000 and (2) thereafter, 110%.

Ground Lease. Each BioMed MIT Portfolio property is subject to a prime ground lease (or in the case of the 65 Landsdowne property, two prime ground leases) (collectively, the “Prime Leases”) with MIT, as ground lessor (the “Prime Lessor”), and a wholly-owned subsidiary of MIT, as ground lessee (the “Prime Lessee”), and a sub-ground lease (or in the case of 65 Landsdowne property, one sub-ground lease for each of the two applicable Prime Leases) (collectively, the “Ground Leases”) with the Prime Lessee as ground lessor (the “Ground Lessor”) and the applicable Borrower, as ground lessee (the “Ground Lessee”). Each mortgage is secured by the applicable Borrower’s sub-leasehold interest in the applicable Ground Lease and does not encumber the Prime Leases or the fee estate of the Prime Lessor.

Each of the Ground Leases is structured with base rent and percentage rent components, with percentage rent driven by revenue at the BioMed MIT Portfolio properties (the “Percentage Rent”). Each Borrower has fully pre-paid the base rent and the Percentage Rent (subject to certain exceptions described in the immediately following two sentences) for the period beginning on July 1, 2024 and ending on June 30, 2032 (the “Eight Year Period”) and for the extension term beginning on the date set forth in the applicable Ground Lease and expiring on April 30, 2099 (the “Extension Term”). In the event the applicable Borrower receives gross revenues (including but not limited to, voluntary lease termination payments, accelerated rent, breakage fees, security deposits, liquidated or other damages) attributable to any tenant during the Eight Year Period that, in the aggregate, are in excess of the total amount of rent that the tenant would have otherwise paid during the remaining portion of the Eight Year Period, the applicable Borrower must pay percentage rent equal to 15% of such excess during the year such payment was received from the tenant. In addition, if a tenant is relocated to another premises outside of the BioMed MIT Portfolio properties that is owned by the applicable Borrower or an affiliate and located within 70 miles of the applicable BioMed MIT Portfolio property and the applicable Borrower receives gross revenues (including but not limited to, voluntary lease termination payments, accelerated rent, breakage fees, security deposits, liquidated or other damages) attributable to the termination of the tenant’s lease during the Eight Year Period, the applicable Borrower must pay percentage rent equal to 15% on a percentage of the gross revenues received by the Borrower, which percentage is calculated by dividing (i) the net present value as of the date of lease termination using a discount rate of 8% of rent payments due under the applicable lease following the Eight Year Period until the end of the applicable lease term and (B) the net present value using a discount rate of 8% of all rent payments due under the applicable lease for the remainder of the lease term as of the date of lease termination. Each Borrower is required to resume regular payments of base rent and percentage rent upon the expiration of the Eight Year Period and continuing until the commencement of the Extension Term.

In addition to base rent, each Ground Lessee is required to pay percentage rent at an annual rate equal to 15% of annual gross revenues from the subject BioMed MIT Portfolio property in excess of the applicable Percentage Rent Threshold (as defined below). Under certain Ground Leases, gross revenues excludes, among other items, deemed tenant improvement reimbursements equal to the tenant improvement allowance amortized over the tenant’s lease term at the Prime Rate + 1.50%.

The “Percentage Rent Threshold” is equal to the amount of annualized gross revenues attributable to 90% of the gross rentable area of the subject premises on the date that Ground Lessee first receives rents from occupants attributable to 90% or more of the gross rentable area.

The Percentage Rent Threshold may be increased or decreased in connection with a refinancing as provided in the Ground Leases based on increases or decreases in the debt service based on the type of refinancing due under any loan(s) secured by the applicable BioMed MIT Portfolio property.

With respect to each BioMed MIT Portfolio property, the related Ground Lessor is also entitled to 15% of (a) the share of any financing which is reasonably allocable to such Ground Lessee’s interest in the related Ground Lease or (b) the gross proceeds received by the applicable Ground Lessee from any refinancing of the improvements or Ground Lessee’s interest under the Ground Lease, less only (i) the greater of (x) amounts outstanding on any first mortgage note or financing allocated to such Ground Lessee’s interest in the Ground Lease, as applicable, or (y) any purchase price paid by the Ground Lessee to a previous ground tenant to acquire the improvements or such Ground Lessee’s interest in a transaction which occurs within 10 days prior to such refinancing; and (ii) certain other deductions, including, but not limited to, direct costs of refinancing, reasonable costs of refurbishing, renovating or capital improvements to the portion of the Property being refinanced and reasonable amounts established as capital reserve funds.

With respect to each BioMed MIT Portfolio property, the related Ground Lessor is also entitled to 15% of the gross proceeds received by Ground Lessee from any sale or resale of the improvements or such Ground Lessee’s interest under the Ground Lease, either directly or indirectly, by sale of the stock, shares or other beneficial interest in such Ground Lessee, or otherwise, less only (i) the greater of (x)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

44

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

amounts outstanding on any first mortgage note (or unpaid on any first mortgage note of any Approved First Mortgagee that directly or through a controlled entity is the selling Borrower); or (y) the purchase price paid by the Ground Lessee to a previous ground lessee (if any) to acquire such improvements or such Borrower’s interest; and (ii) certain other deductions, including, but not limited to, direct costs of refinancing, reasonable costs of refurbishing, renovating or capital improvements to the portion of the Property being refinanced and reasonable amounts established as capital reserve funds.

The Ground Leases provide certain rights restrictions by the Ground Lessors with regard to any future mortgage financing, mezzanine financing and/or transfer of the BioMed MIT Portfolio properties. The Ground Leases also provide certain mortgagee protections for lender, provided that such lenders qualify as “Approved First Mortgagees” as defined in the applicable Ground Lease (and defined below). Pursuant to the estoppels delivered to lender in connection with the BioMed MIT Portfolio Whole Loan, each Ground Lessor acknowledged each lender as an “Approved First Mortgagee”. Future mortgage and mezzanine lenders will be subject to each Ground Lessor’s consent in accordance with the Ground Lease and associated estoppels.

An “Approved First Mortgagee”, will include, among other things, (i) any bank, trust company or national banking association, (ii) any insurance company, (iii) any pension or retirement trust or fund for which any bank, trust company, national banking association or registered investment adviser is acting as trustee or agent, or if self-managed, having gross assets of at least $50 million, (iv) any investment company as defined in the Investment Company Act of 1940, (v) any government or public employees’ pension or retirement system, (vi) any REIT, (vii) certain charitable foundations and (viii) any federal or Massachusetts state government agency, in each case (other than clause (viii)), subject to certain other conditions set forth in the Ground Leases.

Transfers are prohibited without each Ground Lessor’s consent, unless such transferee meets certain criteria set forth in the Ground Leases, including that such transferee is required to (i) have a reputation of high quality and to operate the improvements in a first-class manner, and (ii) have, in the reasonable opinion of such Ground Lessor, the qualifications, experience and financial responsibility required to fulfill the obligations contained in the subject Ground Leases for the continued first class management and operation of the BioMed MIT Portfolio properties, or otherwise would be required to hire a manager that would meet such experience test.

Each Ground Lease provides each Ground Lessor with (i) a right of first refusal to finance the applicable BioMed MIT Portfolio property, which the Ground Lessor waived in connection with the making of the BioMed MIT Whole Loan and (ii) a right of first refusal with respect to any sale of the leasehold interest in the applicable BioMed MIT Portfolio property, other than in connection with a mortgage foreclosure in which case Ground Lessor has no right of first refusal . Each of the above-described rights of first refusal under the Ground Lease were assigned by Ground Lessor to Prime Lessor.

In the event that a Ground Lease is terminated for any reason, including rejection of such Ground Lease in any bankruptcy or insolvency proceeding, at the request of the lenders delivered in writing to the related Ground Lessor within 15 days after receipt of notice of such termination, such Ground Lessor will, upon compliance with the requirements set forth in the related Ground Lease, enter into a new lease directly with the lenders for the remainder of the term and having the same priority as the related Ground Lease. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Fee & Leasehold Estates; Ground Leases” in the Preliminary Prospectus.

Prime Lease. The Prime Lessee is required to pay to the Prime Lessor base rent in an amount equal to $10.00 per year. Additionally, Prime Lessee is required to pay to the Prime Lessor, as additional rent, any payment the Prime Lessee receives from the applicable Borrower in connection with the profit-sharing provisions related to future sales and refinancings as set forth in the Ground Lease. Each Prime Lease commences on the origination date and expires on April 30, 2099.

Each Prime Lessor entered into a Fee Owner Recognition Agreement with the lender and each Ground Lessor entered into a Sublandlord Mortgagee Recognition Agreement with the lender at origination.

The Prime Leases include customary leasehold financing provisions and mortgagee protections in favor of a lender making a loan secured by the Prime Lessee’s leasehold interest in the Prime Lease (and some of which do not inure to the lenders of the Ground Leases), provided that any mortgage or other encumbrance secured by Prime Lessee’s interest in the Prime Lease will be subject and subordinate to the Ground Lease, the applicable Borrower’s interest in the Ground Lease and any mortgage secured by Borrower’s interest in the Ground Lease, including the mortgages.

Any mortgage or other encumbrance secured by the Prime Lessor’s fee interest will be subject and subordinate to the Prime Lease, the Ground Lease, any mortgage or mezzanine loan secured by Prime Lessee’s leasehold interest in the Prime Lease, and any mortgage or mezzanine loan secured by Borrower’s sub-leasehold interest in the Ground Lease, including the mortgages.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

Mixed Use – Lab/Office Various Cambridge, MA 02139	Collateral Asset Summary – Loan No. 1 BioMed MIT Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 35.3% 2.75x 16.6%

The Prime Lessee is a wholly owned and controlled subsidiary of the Prime Lessor. The Prime Lessor must refrain from taking any action directly or indirectly, that would (i) result in the Prime Lessor no longer holding fee simple title to any BioMed MIT Portfolio property or any portion thereof (including refraining from any sale, assignment or other transfer of the Prime Lessor’s fee interest in any BioMed MIT Portfolio property to any other person or entity), (ii) result in the Prime Lessee no longer being a wholly owned and controlled subsidiary of the Prime Lessor (other than in connection with a foreclosure under a mortgage loan secured by the Prime Lessee’s leasehold interest in the Prime Lease), or (iii) impose mortgages, deed restrictions or other encumbrances on Prime Lessor’s fee simple title that would materially interfere with (a) the Prime Lessee’s ability to exercise its rights and fulfill its obligations under the Prime Lease, or (b) the Prime Lessor’s ability to lease the BioMed MIT Portfolio property, provided that any such mortgage, deed restriction or other encumbrance upon the Prime Lessor’s fee simple title to the BioMed MIT Portfolio property is required to, in any case, be subordinated to the encumbrance of the Prime Lease and the Ground Lease. Notwithstanding the foregoing to the contrary and without limiting Prime Lessor’s covenants in this paragraph, if for any reason Prime Lessor is no longer the fee simple owner of any BioMed MIT Portfolio property or any portion thereof, then, the Prime Lease will be deemed terminated and the Ground Lease is required to automatically become a Direct Lease.

In the event that the Prime Lease is terminated for any reason (including in the event of a rejection in bankruptcy, insolvency or similar proceeding involving Prime Lessee) prior to the expiration date of the Prime Lease, including an event where the Ground Lease would be deemed terminated solely as a result of termination of the Prime Lease, the Ground Lease (excluding any amendments thereto that have not been consented to by Prime Lessor in writing) will automatically continue in full force and effect for the balance of the term of the Ground Lease and be deemed for all purposes to be a direct lease between Prime Lessor and the applicable Borrower, upon the terms and conditions of, and having the same priority as, the Ground Lease (the “Direct Lease”), provided that the Borrowers are not in default of the Ground Lease beyond all applicable notice and cure periods of the Borrowers and the lender or any mezzanine lender such that the Prime Lessee had the right to terminate the Ground Lease at the time of termination of the Prime Lease. Where the Ground Lease becomes a Direct Lease, the Borrowers are required to attorn to Prime Lessor in accordance with the terms of a subordination, non-disturbance and attornment agreement, as landlord under the Ground Lease; provided the Ground Lease will not be deemed to have been terminated. In the event Prime Lessor and Borrower are deemed to have entered into a Direct Lease, Prime Lessor acknowledges and agrees that the lender will have all of the rights of an Approved First Mortgagee under the Direct Lease. In addition, if the lender (or its nominee or any other party which Approved First Mortgagee may designate in accordance with the terms of the Ground Lease) forecloses on the related security instrument or otherwise exercises remedies so that it succeeds to the interest of the Borrowers under the Ground Lease, the Prime Lessor agrees that the Direct Lease provisions are applicable to the lender (or its nominee or any other party which Approved First Mortgagee may designate in accordance with the terms of the Ground Lease), as the successor to the Borrowers.

The Prime Lease may not be amended, changed, or modified except by an instrument in writing signed by the Prime Lessor and Prime Lessee and consented to in writing by Prime Lessee’s mortgagee (if applicable), Borrower and the lender. For the avoidance of doubt, subject to the right to obtain a Direct Lease as described above, Prime Lessor retains all rights to terminate the Prime Lease following a default beyond any applicable notice and cure period in accordance with the terms of the Prime Lease. In the event of a monetary default under the Prime Lease that does not exceed $10,000 or concurrent monetary defaults that do not exceed $50,000 in the aggregate, if those monetary defaults are not caused by a default of the applicable Borrower under the Ground Lease, Prime Lessor must simultaneously deliver a copy of any written notice of default to the applicable Borrower, lender and any mezzanine lender, and the applicable lender, and any mezzanine lender will have the right, but not the obligation, to cure such monetary default within five (5) business days following receipt of such notice. For all other events of default under the Prime Lease that are not a monetary default and are not caused by a default of the applicable Borrower under the Ground Lease, the applicable Borrower, lender and any mezzanine will have no right to cure directly with Prime Lessor; provided however, Prime Lessor must simultaneously deliver a copy of any written notice of default received by or sent to Prime Lessor to the applicable Borrower, the lender, and any mezzanine lender.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

Mixed Use – Retail/Industrial 66-26 Metropolitan Avenue Middle Village, NY 11379	Collateral Asset Summary – Loan No. 2 Rentar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 32.3% 2.92x 17.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

Mixed Use – Retail/Industrial 66-26 Metropolitan Avenue Middle Village, NY 11379	Collateral Asset Summary – Loan No. 2 Rentar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 32.3% 2.92x 17.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

Mixed Use – Retail/Industrial 66-26 Metropolitan Avenue Middle Village, NY 11379	Collateral Asset Summary – Loan No. 2 Rentar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 32.3% 2.92x 17.8%

Mortgage Loan Information		Property Information
Loan Sellers:	GACC, UBS AG	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use – Retail/Industrial
Borrower Sponsor(s)(1):	Dennis Ratner and Felice Bassin	Collateral:	Fee
Borrower(s):	Vertical Industrial Park Associates, A Limited Partnership	Location:	Middle Village, NY
Original Balance(2):	$60,000,000	Year Built / Renovated:	1973 / 2008, 2025
Cut-off Date Balance(2):	$60,000,000	Property Management:	Rentar Development Corp.
% by Initial UPB:	9.5%	Size(6):	1,534,964 SF
Interest Rate:	5.58100%	Appraised Value / Per SF(7):	$495,000,000 / $322
Note Date:	June 26, 2025	Appraisal Date:	April 21, 2025
Original Term:	120 months	Occupancy:	96.6% (as of June 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$28,406,820
Interest Only Period:	120 months	Underwritten NCF:	$26,411,367
First Payment Date:	August 6, 2025
Maturity Date:	July 6, 2035	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI:	$26,020,305 (TTM March 31, 2025)
Additional Debt Balance(2):	$100,000,000	2024 NOI:	$25,152,655
Call Protection(3):	L(25),D(90),O(5)	2023 NOI:	$21,046,525
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$22,111,982
Reserves(4)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$104
Taxes:	$555,723	$555,723	NAP	Maturity Date Loan / SF:	$104
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	32.3%
Replacement Reserves:	$0	$19,187	NAP	Maturity Date LTV:	32.3%
TI / LC:	$494,695	$147,101	NAP	UW NOI DY:	17.8%
Other(5):	$271,823	Springing	NAP	UW NCF DSCR:	2.92x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$160,000,000	100.0%	Loan Payoff	$131,757,263	82.3%
			Borrower Sponsor Equity	23,712,052	14.8
			Closing Costs	3,208,444	2.0
			Upfront Reserves	1,322,241	0.8
Total Sources	$160,000,000	100.0%	Total Uses:	$160,000,000	100.0%
(1)	There is no non-recourse carveout guarantor or separate environmental indemnitor for the Rentar Plaza Whole Loan (as defined below).
(2)	The Rentar Plaza Mortgage Loan (as defined below) is part of a whole loan evidenced by 14 pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $160.0 million (the “Rentar Plaza Whole Loan”). The Financial Information in the chart above reflects the Rentar Plaza Whole Loan.
(3)	The lockout period will be at least 25 payment dates beginning with and including the first payment date on August 6, 2025. Defeasance of the Rentar Plaza Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last note comprising a part of the Rentar Plaza Whole Loan to be securitized (the “Lockout Release Date”) and (ii) June 26, 2028. The assumed lockout period of 25 payments is based on the expected Benchmark 2025-B41 securitization closing date in September 2025. The actual lockout period may be longer.
(4)	See “Initial and Ongoing Reserves” below.
(5)	Other Reserves consist of an Upfront Rent Replication Reserve, a monthly DOT Lease Reserve and a monthly Lease Sweep Reserve. See “Initial and Ongoing Reserves” below.
(6)	The Rentar Plaza Property (as defined below) consists of 1,261,265 SF of industrial space (82.2% NRA and 80.3% of underwritten base rent), 235,211 SF of retail space (15.3% NRA and 17.0% of underwritten base rent), and 38,478 SF of office space (2.5% NRA and 2.7% of underwritten base rent).
(7)	The land value was concluded at $191.6 million.

The Loan. The second largest mortgage loan (the “Rentar Plaza Mortgage Loan”) is part of the Rentar Plaza Whole Loan secured by the borrower’s fee interest in a 2-story mixed use building totaling 1,534,964 SF located in the Middle Village neighborhood in Queens, New York (the “Rentar Plaza Property”). The Rentar Plaza Whole Loan consists of 14 pari passu promissory notes and accrues interest at a rate of 5.58100% per annum on an Actual/360 basis. The Rentar Plaza Whole Loan has a 10-year term and is interest only for the entire duration of the term. The Rentar Plaza Whole Loan was co-originated on June 26, 2025 by DBR Investments Co. Limited (“DBRI”) and UBS AG, New York Branch (“UBS”). The Rentar Plaza Mortgage Loan is evidenced by the non-controlling Note A-2-1 and Note A-

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

Mixed Use – Retail/Industrial 66-26 Metropolitan Avenue Middle Village, NY 11379	Collateral Asset Summary – Loan No. 2 Rentar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 32.3% 2.92x 17.8%

3-2 contributed by German American Capital Corporation, and the non-controlling Note A-5, Note A-8, Note A-9 and Note A-10 contributed by UBS, with an aggregate original principal balance of $60,000,000. The Rentar Plaza Property was previously securitized in 2017 within CGCMT 2017-P7. The Rentar Plaza Whole Loan is serviced pursuant to the pooling and servicing agreement for the BBCMS 2025-C35 trust. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Rentar Plaza Whole Loan.

Rentar Plaza Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
A-1	$40,000,000	$40,000,000	BBCMS 2025-C35	Yes
A-2-1	$10,000,000	$10,000,000	Benchmark 2025-B41	No
A-2-2(1)	$10,000,000	$10,000,000	DBRI	No
A-3-1	$5,000,000	$5,000,000	BBCMS 2025-C35	No
A-3-2	$5,000,000	$5,000,000	Benchmark 2025-B41	No
A-4	$10,000,000	$10,000,000	BBCMS 2025-C35	No
A-5	$30,000,000	$30,000,000	Benchmark 2025-B41	No
A-6	$20,000,000	$20,000,000	BBCMS 2025-C35	No
A-7-1(1)	$6,000,000	$6,000,000	UBS	No
A-7-2	$4,000,000	$4,000,000	BBCMS 2025-C35	No
A-8	$5,000,000	$5,000,000	Benchmark 2025-B41	No
A-9	$5,000,000	$5,000,000	Benchmark 2025-B41	No
A-10	$5,000,000	$5,000,000	Benchmark 2025-B41	No
A-11(1)	$5,000,000	$5,000,000	UBS	No
Total	$160,000,000	$160,000,000
(1)	Expected to be contributed to a future securitization.

The Property. The Rentar Plaza Property is a 2-story, 1,534,964 SF mixed-use (retail/industrial) building located at 66-26 Metropolitan Avenue in the Middle Village neighborhood of Queens, New York. The borrower sponsors developed the Rentar Plaza Property in 1973 with renovations in 2008 and 2025. The collateral consists of 1,261,265 SF of industrial space (82.2% NRA and 80.3% of underwritten base rent), 235,211 SF of retail space (15.3% NRA and 17.0% of underwritten base rent), and 38,478 SF of office space (2.5% NRA and 2.7% of underwritten base rent). The collateral consists of a single building with two stories plus a cellar and three mezzanine levels. The Rentar Plaza Property is situated on a 22.06-acre site and contains 1,800 (1,000 rooftop and 800 on-site) parking spaces (approximately 1.17 spaces per 1,000 SF). The Rentar Plaza Property was built with access ramps large enough to allow tractor-trailers to access the rooftop parking lot and grade-level loading docks. The first and second floors have 23- to 25-foot ceiling heights, while the cellar level has a 30-foot ceiling height. On the lower level and the first floor, the bay size is 26 feet by 28 feet, while on the second level the bays are 26 feet by 52 feet. There are 14 electronically-operated steel overhead doors with 28 interior truck bays in the front of the building, approximately 54 loading docks at the rear of the building, and approximately 32 loading docks on the second level.

As of June 1, 2025, the Rentar Plaza Property is 96.6% leased by 10 individual tenants with a remaining weighted average lease term of 10.8 years. Approximately 57.8% of the tenants by NRA have been in occupancy at the Rentar Plaza Property for at least 20 years. The industrial component is primarily occupied by the City of New York and Amazon.com Services LLC, while the retail component is leased to Raymour & Flanigan and BJ's Wholesale Club, among others. The Rentar Plaza Property’s tenancy includes two tenants (63.4% NRA; 59.4% base rent) that are investment grade or have an investment grade lease guarantor: The City of New York (S/M/F: AA/A2/AA); and Amazon.com, Services LLC. (S/M/F: AA/A1/AA-). Since 2014, the Rentar Plaza Property has maintained an average occupancy rate of 98.5%. Over the same period, the borrower sponsors have increased NOI at the Rentar Plaza Property from $12.2 million in 2014 to $26.0 million for the trailing 12 months through March 2025.

The Rentar Plaza Property is currently undergoing retail and common area upgrades totaling approximately $9.6 million scheduled to be completed by January 2026. Such upgrades are not required or reserved for under the Rentar Plaza Whole Loan documents. The 235,221 SF retail component has been rebranded as The Shops at Rentar Plaza. The borrower recently signed direct leases with four existing tenants totaling 164,791 SF following the expiration of a prior master lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

Mixed Use – Retail/Industrial 66-26 Metropolitan Avenue Middle Village, NY 11379	Collateral Asset Summary – Loan No. 2 Rentar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 32.3% 2.92x 17.8%

Major Tenants.

City of New York (674,593 SF; 43.9% of NRA; 42.1% of underwritten base rent): (S/M/F: AA/A2/AA) There are three City of New York tenants at the Rentar Plaza Property: Department of Citywide Administrative Services (516,115 SF expiring February 9, 2041), Department of Correction (38,478 SF expiring November 11, 2033) and Department of Transportation (120,000 SF expiring September 30, 2033).

The Department of Citywide Administrative Services (“DCAS”) is responsible for recruiting, hiring and training city employees. The DCAS also manages 55 public buildings and has purchased over $1 billion in goods and services for New York City agencies.

The Department of Correction (“DOC”) is responsible for improving public safety by providing a continuity of appropriate treatment services in safe and secure facilities where the needs of the incarcerated population are addressed and where individuals under its custody are prepared for release.

The Department of Transportation (“DOT”) is responsible for coordinating and developing comprehensive transportation policy and coordinating and assisting in the development and operation of transportation facilities and services for highways, railroads, mass transit systems, ports, waterways and aviation facilities.

The DCAS has two, five-year renewal options remaining and may terminate the lease without any penalty effective February 10, 2031, with notice to the landlord no later than by February 10, 2030. The DOC may terminate the lease without penalty or liability to tenant no earlier than November 12, 2028, without penalty upon at least 180 days’ written notice to the landlord. The DOT may terminate the lease effective September 30, 2028, or anytime thereafter, without penalty upon at least 180 days’ advance written notice. Notice may be given no earlier than March 31, 2028. The City of New York tenants have been at the Rentar Plaza Property since 1996 for an average of approximately 23.4 years. According to the appraisal, the average rent of the three spaces of $19.51 PSF is 17.5% below the market rent of $23.64 for the same spaces. The Rentar Plaza Whole Loan is structured with a lease sweep tied to DCAS, described below.

Amazon.com Services LLC (298,650 SF; 19.5% of NRA; 17.2% of underwritten base rent): Amazon.com Services LLC is a subsidiary of Amazon.com, an American multinational technology company engaged in e-commerce, cloud computer, online advertising, digital steaming, and artificial intelligence.

Amazon.com Services LLC is currently operating on a 10-year lease that expires July 31, 2030. The tenant currently pays a base rent of $18.00 PSF, which will increase to $19.80 PSF as of August 1, 2025. The tenant has three, five-year renewal options remaining. The tenant has no termination or contraction options. The lease is guaranteed by Amazon.com, Inc. (S/M/F: AA/A1/AA-) (NASDAQ: AMZN).

Raymours Furniture Company, Inc. (174,000 SF; 11.3% of NRA; 12.2% of underwritten base rent): Founded in 1947 by brothers Bernard and Arnold Goldberg, Raymours Furniture Company, Inc. (“Raymour & Flanigan”) began as a single downtown Syracuse, N.Y. showroom and has evolved into the largest furniture and mattress retailer in the Northeast. Raymour & Flanigan uses this space as a showroom for sale of furniture to the public, as well as a warehouse for storage of products. Raymour & Flanigan uses 60,000 SF for retail and 114,000 SF for warehouse. Raymour & Flanigan is currently operating on a 10-year lease that expires March 31, 2034, since the tenant recently exercised its second renewal option in 2024. The tenant currently pays a base rent of $21.93 PSF, which will increase to $24.12 PSF as of April 1, 2029. The tenant has one, ten-year renewal option remaining. There are no termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

51

Mixed Use – Retail/Industrial 66-26 Metropolitan Avenue Middle Village, NY 11379	Collateral Asset Summary – Loan No. 2 Rentar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 32.3% 2.92x 17.8%

The following table presents certain information relating to the largest tenants by net rentable area at the Rentar Plaza Property:

Top Tenant Summary(1)
Tenant	Property Type	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF	UW Base Rent	% of Total UW Base Rent	Lease Expiration Date
Retail Anchor Tenants
BJ’s Wholesale Club, Inc.	Retail	NR/NR/BB+	135,254	8.8%	$29.00	$3,922,366	12.6%	1/31/2045
Matrix Sports Club, LLC	Retail	NR/NR/NR	24,962	1.6%	$21.23	$529,875	1.7%	9/30/2034
Anchor Tenants Subtotal / Wtd. Avg.			160,216	10.4%	$27.79	$4,452,241	14.2%

Remaining Tenants
City of New York(3)	Various	AA/A2/AA	674,593	43.9%	$19.51	$13,160,701	42.1%	Various(3)
Amazon.com Services LLC	Industrial	AA-/A1/AA	298,650	19.5%	$18.00	$5,375,700	17.2%	7/31/2030
Raymour & Flanigan(4)	Industrial(4)	NR/NR/NR	174,000	11.3%	$21.93	$3,815,820	12.2%	3/31/2034
Abco Refrigeration Supply Corp.	Industrial	NR/NR/NR	86,500	5.6%	$22.00	$1,903,000	6.1%	12/31/2028
Bloomberg L.P.	Industrial	NR/NR/NR	66,000	4.3%	$25.00	$1,650,000	5.3%	3/31/2030
Catch Air	Retail	NR/NR/NR	17,870	1.2%	$37.00	$661,190	2.1%	7/1/2035
Unite MJ 168 Inc.	Retail	NR/NR/NR	2,700	0.2%	$50.00	$135,000	0.4%	9/30/2034
Jewelers and Opticals Ltd.	Retail	NR/NR/NR	1,875	0.1%	$50.00	$93,750	0.3%	9/30/2034
Major Tenants Subtotal / Wtd. Avg.			1,322,188	86.1%	$20.27	$26,795,161	85.8%
Occupied Collateral Total / Wtd. Avg.			1,482,404	96.6%	$21.08	$31,247,402	100.0%

Vacant Space(5)			52,560	3.4%

Collateral Total			1,534,964	100.0%

(1)	Based on the underwritten rent roll dated June 1, 2025.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	The City of New York Space is made up of three different departments. The Department of Citywide Administrative Services (516,115 SF expiring February 9, 2041) may terminate the lease without penalty effective February 10, 2031, with notice to the landlord no later than by February 10, 2030. The Department of Correction (38,478 SF expiring November 11, 2033) may terminate the lease without penalty no earlier than November 12, 2028, upon at least 180 days’ written notice to the landlord. The Department of Transportation (120,000 SF expiring September 30, 2033) may terminate the lease without penalty effective September 30, 2028, or anytime thereafter, upon at least 180 days advance written notice. Notice may be given no earlier than March 31, 2028.
(4)	Raymour & Flanigan uses 114,000 SF for industrial use and 60,000 SF for retail use.
(5)	The borrower has recently (May 23, 2025) executed a lease with Burlington Coat Factory of Texas Inc. to occupy 28,230 SF (1.8% NRA) of retail space. The lease agreement provides for a delivery date of May 1, 2026, a 10-year term, and rent commencing at an initial base rent of $33.00/SF (NNN). The landlord is required to provide landlord work towards the space (in an undefined dollar amount) to deliver to tenant a turnkey prototypical Burlington store pursuant to the tenant’s plans and specifications. The tenant is required to contribute $1,593,019 ($56.43 PSF) towards the landlord work. Due to certain termination rights, the tenant is being underwritten as vacant. There can be no assurance that such tenant will take occupancy or that it will not exercise its termination rights.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

Mixed Use – Retail/Industrial 66-26 Metropolitan Avenue Middle Village, NY 11379	Collateral Asset Summary – Loan No. 2 Rentar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 32.3% 2.92x 17.8%

The following table presents certain information relating to the lease rollover schedule at the Rentar Plaza Property:

Lease Rollover Schedule - Retail(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	86,500	5.6%	5.6%	$1,903,000	6.1%	$22.00	1
2029	0	0.0%	5.6%	$0	0.0%	$0.00	0
2030	364,650	23.8%	29.4%	$7,025,700	22.5%	$19.30	2
2031	0	0.0%	29.4%	$0	0.0%	$0.00	0
2032	0	0.0%	29.4%	$0	0.0%	$0.00	0
2033	158,478	10.3%	39.7%	$3,354,516	10.7%	$21.17	2
2034	203,537	13.3%	53.0%	$4,574,445	14.6%	$22.47	4
2035	17,870	1.2%	54.1%	$661,190	2.1%	$37.00	1
2036 & Thereafter	651,369	42.4%	96.6%	$13,728,551	43.9%	$21.08	2
Vacant	52,560	3.4%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,534,964	100.00%		$31,247,402	100.0%	$21.08	12
(1)	Based on the underwritten rent roll dated June 1, 2025.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

The following table presents certain information relating to the historical and underwritten cash flows of the Rentar Plaza Property:

Operating History and Underwritten Net Cash Flow(1)
	2022	2023	2024	3/31/2025 TTM	Underwritten	Per SF	%(2)
Base Rent	$25,200,534	$25,660,966	$28,847,172	$29,531,800	$31,247,402	$20.36	90.3%
Contractual Rent Steps(3)	-	-	-	-	1,530,712	1.00	4.4%
Gross-Up Vacant Rent	-	-	-	-	1,835,330	1.20	5.3%
Gross Potential Income	$25,200,534	$25,660,966	$28,847,172	$29,531,800	$34,613,444	$22.55	100.0%
Total Recoveries	12,825,747	10,521,350	12,850,234	13,351,482	13,218,357	8.61	29.1%
Vacancy & Bad Debt	-	-	-	-	(2,393,552)	(1.56)	(5.3%)
Other Income	70,606	93,610	64,869	64,478	39,246	0.03	0.1%
Effective Gross Income	$38,096,887	$36,275,927	$41,762,274	$42,947,760	$45,477,495	$29.63	100.0%
Real Estate Taxes	6,241,859	6,204,738	6,255,149	6,417,637	6,666,042	4.34	14.7%
Insurance	1,113,509	1,126,716	1,449,337	1,449,337	1,646,920	1.07	3.6%
Management Fee	1,155,463	1,119,332	1,295,623	1,300,623	1,000,000	0.65	2.2%
Other Expenses	7,474,075	6,778,615	7,609,511	7,759,858	7,757,713	5.05	17.1%
Total Expenses	$15,984,906	$15,229,402	$16,609,619	$16,927,455	$17,070,675	$11.12	37.5%
Net Operating Income	$22,111,982	$21,046,525	$25,152,655	$26,020,305	$28,406,820	$18.51	62.5%
Capital Expenditures	-	-	-	-	230,245	0.15	0.5%
TI/LC	-	-	-	-	1,765,209	1.15	3.9%
Net Cash Flow	$22,111,982	$21,046,525	$25,152,655	$26,020,305	$26,411,367	$17.21	58.1%

Occupancy (%)	100.0%	100.0%	96.6%	96.6%	95.0%(4)
NCF DSCR	2.44x	2.32x	2.78x	2.87x	2.92x
NOI Debt Yield	13.8%	13.2%	15.7%	16.3%	17.8%
(1)	Based on the underwritten rent roll dated June 1, 2025.
(2)	% column represents percentage of Gross Potential Income for all revenue lines and represents percentage of Effective Gross Income for the remaining fields.
(3)	Contractual Rent Steps were taken through May 1, 2026.
(4)	Represents underwritten economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

53

Mixed Use – Retail/Industrial 66-26 Metropolitan Avenue Middle Village, NY 11379	Collateral Asset Summary – Loan No. 2 Rentar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 32.3% 2.92x 17.8%

Appraisal. The appraisal concluded to an “as is” value for the Rentar Plaza Property of $495,000,000 as of April 21, 2025.

Rentar Plaza Property Appraised Value(1)
Rentar Plaza	As-Is Value	Capitalization Rate
As-Is Value	$495,000,000	5.12%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment dated April 29, 2025, there were no recognized environmental conditions at the Rentar Plaza Property.

The Market. The Rentar Plaza Property is located along Metropolitan Avenue between 65th Lane and 69th Street in the Middle Village neighborhood of Queens, NY. Metropolitan Avenue is a major corridor in the area, providing access to other boroughs of New York City and nearby cities like Yonkers, as well as connections to major roads and other cities in the region such as White Plains and Stamford. This corridor is a well-trafficked, east-west artery serving both commercial and residential users within Central Queens. The surrounding area features dense residential neighborhoods, strong industrial uses, and proximity to major distribution routes. These bus routes connect Middle Village to various neighborhoods in Queens and Brooklyn, as well as connections to subway stations and major transit hubs, facilitating travel to destinations throughout New York City. The Rentar Plaza Property is accessible via several public transportation options, including MTA subway and bus lines, offering connectivity to Midtown Manhattan and greater NYC. JFK and LaGuardia Airports are within a 30-minute drive.

According to a third party market report, the Rentar Plaza Property is located in the Central Queens industrial submarket. The Central Queens industrial submarket is characterized by tight vacancy, limited supply, and continued demand from last-mile logistics users. As of June 2025, the Central Queens submarket has a total inventory of approximately 24.1 million SF, vacancy rate of 4.1%, and asking rents of $28.07 PSF. Over the past year, the submarket’s general industrial vacancy rate has decreased by 0.5%.

According to a third party market report, the Rentar Plaza Property is also located in the Central Queens retail submarket. As of June 2025, the Central Queens retail submarket has a total inventory of approximately 18.2 million SF, vacancy rate of 4.5%, and asking rents of $48.01 PSF. Over the past year, the retail submarket’s vacancy rate has decreased by 0.6%, a result of approximately 110,000 SF of net absorption. Central Queens’s vacancy rate of 4.5% compares to the submarket’s five-year average of approximately 3.6% and the 10-year average of approximately 3.2%.

The appraisal concluded to industrial market rents ranging from $22.00 PSF to $25.00 PSF and retail market rents in the range of $33.00 to $50.00 per square foot for the ground floor cellar level retail space and $30.00 to $35.00 per square foot for the mezzanine cellar level retail space, with a weighted average overall market rent of $24.77 PSF for the Rentar Plaza Property. The average in-place rent for the occupied space at the Rentar Plaza Property is $21.08 PSF, which is 14.9% below the appraisal’s concluded market rent, allowing for further rent growth at the Rentar Plaza Property.

According to the appraisal, the estimated 2023 population within a one-, three- and five-mile radius of the Rentar Plaza Property was 91,699, 1,086,976 and 2,832,255 respectively. Additionally, for the same period, the average household income within the same radii was $98,416, $90,433 and $101,183, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

54

Mixed Use – Retail/Industrial 66-26 Metropolitan Avenue Middle Village, NY 11379	Collateral Asset Summary – Loan No. 2 Rentar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 32.3% 2.92x 17.8%

The following table presents certain information relating to competitive retail properties for the Rentar Plaza Property:

Competitive Retail Summary(1)
Property / Location	Year Built / Renovated or Expanded	Gross Leasable Area (GLA)	Occupancy	Distance to Subject	Asking Rent/SF	Anchor Tenants
Rentar Plaza, Queens, NY	1973 / 2008, 2025	235,221(2)	77.7%(2)	NAP	$21.23 - $50.00(2)	Raymour & Flanigan, BJ’s Wholesale Club
Shops at Atlas Park Glendale, Queens, NY	2006 / NAP	528,580	95%	2 miles	$55.00 - $70.00	Regal Cinemas, Laser Bounce, Ashley HomeStore, New York Sports Clubs, TJ Maxx
Queens Center Elmhurst, Queens, NY	1972 / 2004	987,416	100%	3.1 miles	N/A – N/A	Macy’s, JCPenney
Queens Place Elmhurst, Queens, NY	1983 / 2001	455,000	100%	3.3 miles	N/A – N/A	Best Buy, Lidl, Target
Rego Park Center Rego Park, Queens, NY	1996 / NAP	605,393	99%	3.5 miles	$40.00 - $120.00	Costco, At Home, Burlington
Shops at Skyview Center Flushing, Queens, NY	2010 / NAP	775,366	91%	2.8 miles	$44.00 - $65.00	Target, BJ’s Wholesale Club, Marshall’s
(1)	Based on the appraisal.
(2)	Based on the retail space in the underwritten rent roll dated June 1, 2025.

The following table presents certain information relating to the competitive industrial properties for the Rentar Plaza Property:

Competitive Industrial Summary(1)
Property / Location	Year Built / Renovated or Expanded	Gross Leasable Area (GLA)	Ceiling Heights	Dock High Doors	Asking Rent/SF	Tenant Name
Rentar Plaza, Middle Village, NY	1973 / 2008, 2025	120,000(2)	23-25’	14	$20.90(2)	City of New York(2)
165-25 147th Avenue Jamaica, Queens, NY	1952 / NAP	151,068	16’	7	$27.09	MTA Bus Company
109-05 178th Street Jamaica, Queens, NY	1900 / NAP	51,324	24’	2	$20.04	KSI Auto Parts
29-76 Northern Boulevard Long Island City, Queens, NY	1945 / 1995	214,000	13’	0	$24.46	Fortune Society
49-15 Maspeth Avenue Maspeth, Queens, NY	1966 / NAP	35,658	25’	16	$20.70	FW Webb
56-71 55th Avenue Maspeth, Queens, NY	1961 / NAP	165,931	20’	1	$20.25	Premier Foods
(1)	Based on the appraisal.
(2)	Based on the underwritten rent roll dated June 1, 2025. Reflects the City of New York lease occupied by the Department of Transportation.

The Borrower and the Borrower Sponsors. The borrower for the Rentar Plaza Whole Loan is Vertical Industrial Park Associates, a New York limited partnership and single purpose entity with at least one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Rentar Plaza Whole Loan. The borrower sponsors are Dennis Ratner and Felice Bassin. Mr. Ratner is President of Rentar Development Corp. (“Rentar”). Rentar is a fully integrated management and development company, having developed all its commercial properties from the ground up and managed them from the inception. The current portfolio consists of approximately 1,600,000 square feet of industrial and retail space. Additionally, Rentar has developed over one million square feet of condominiums, single family homes and an additional 1,000,000 square feet of retail and industrial space which has been sold. There is no non-recourse carveout guarantor or separate environmental indemnitor for the Rentar Plaza Whole Loan.

Property Management. The Rentar Plaza Property is managed by Rentar Development Corp., an affiliate of the borrower sponsors.

Initial and Ongoing Reserves. At origination, the borrower was required to deposit into escrow (i) $555,723 for real estate taxes (ii) $494,695 for identified tenant improvements, allowances and leasing commissions due in connection with the Catch Air lease, and (iii) $271,823 into a rent replications reserve.

Tax Escrows – On a monthly basis, the borrower is required to escrow 1/12th of the annual estimated tax payments payable during the next ensuing 12 months (initially approximately $555,723).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

55

Mixed Use – Retail/Industrial 66-26 Metropolitan Avenue Middle Village, NY 11379	Collateral Asset Summary – Loan No. 2 Rentar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 32.3% 2.92x 17.8%

Insurance Escrows – The borrower is required, except if the Rentar Plaza Property is insured under an acceptable blanket policy and no event of default for which lender has commenced or an enforcement action is continuing, to escrow 1/12th of the annual estimated insurance payments on a monthly basis. An acceptable blanket policy was in place at origination.

Replacement Reserves – On a monthly basis, the borrower is required to deposit approximately $19,187 into a reserve for replacements.

Rollover Reserves – On a monthly basis, the borrower is required to deposit approximately $147,101 for rollover reserves.

Lease Sweep Reserve – Upon the occurrence of a Lease Sweep Period (as defined below) related to the DCAS lease and/or the Amazon lease, the borrower will be required to deposit monthly an amount equal to 1/6th of the annual base rent due under the applicable lease over the then next succeeding six months.

A “Lease Sweep Period” will commence upon the occurrence of any of the following: (a) with respect to each applicable lease, the earlier to occur of: (1) 12 months prior to the expiration (as the same may have been extended) of such lease; and (2) the date required under such lease for the tenant thereunder to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised), unless such notice period has been extended during the active negotiations with the tenant under such lease; (b) the receipt of written notice from any such tenant under an applicable lease exercising its right to terminate its lease prior to its then current expiration date; (c) the date that any such lease is surrendered, cancelled or terminated prior to its then current expiration date or the receipt of written notice from any such tenant under such applicable lease of its intent to surrender, cancel or terminate such lease (or any material portion thereof) prior to its then current expiration date; (d) upon a monetary or material non-monetary default under such lease by the tenant thereunder that continues beyond any applicable notice and cure period; or (e) the occurrence of a bankruptcy or insolvency proceeding of the applicable tenant or its parent company guaranteeing the lease and will terminate upon the cure of the applicable trigger event in accordance with the loan documents or the deposit of 12 months of base rent for the lease in question into the Lease Sweep Reserve.

Lockbox and Cash Management. The Rentar Plaza Whole Loan is structured with a hard lockbox and springing cash management. The borrower and property manager are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received into such account within two business days after receipt. Prior to a Trigger Period (as defined below) all sums deposited into the lockbox will be transferred into the borrower’s operating account, on a daily basis. Following a Trigger Period, any transfers to the borrower's operating account will cease and such sums on deposit in the lockbox are required to be transferred on a daily basis to an account controlled by the lender, to be applied to payment of all monthly amounts due under the Rentar Plaza Whole Loan documents (including, without limitation, taxes and insurance, debt service and required reserves) and approved property operating expenses with any excess funds required to be deposited into an excess cash flow reserve account to be held as additional collateral for the Rentar Plaza Whole Loan until the Trigger Period is cured, at which time all funds in such account will be disbursed to the borrower, unless such Trigger Period is continuing solely due to a DOT Lease Trigger Period (as defined below), in which case such excess funds are required to be deposited into a DOT Lease reserve until $900,000.00 has been deposited therein.

A “Trigger Period” commences upon (i) the occurrence of an event of default under the Rentar Plaza Whole Loan documents, (ii) the debt service coverage ratio being less than 1.30x as of any calculation date, (iii) if the property manager is an affiliate of the borrower sponsors and is adjudicated bankrupt or insolvent, (iv) if a receiver, liquidator or trustee is appointed for borrower or any guarantor or if borrower or any guarantor is adjudicated bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, is filed by or against, consented to, or acquiesced in by, borrower or any guarantor, or if any proceeding for the dissolution or liquidation of borrower or any guarantor is instituted, or if borrower is substantively consolidated with any other person, or if borrower or any guarantor makes an assignment for the benefit of creditors or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due or (v) upon the occurrence of a DOT Lease Trigger Period. A Trigger Period will end with respect to (a) clause (i), if the cure of the event of default has been accepted by the lender, (b) clause (ii), if the debt service coverage ratio is greater than or equal to 1.35x for two consecutive calendar quarters or, alternatively, the borrower may deposit cash or a letter of credit in an amount that, if applied to reduce the then outstanding principal balance of the Rentar Plaza Whole Loan, would cause the debt service coverage ratio to be greater than or equal to 1.35x, (c) clause (iii), if the property manager is replaced with a non-affiliated manager approved by the lender, (d) clause (iv), if such Trigger Period is solely as a result of the filing of an involuntary petition, case or proceeding against borrower with respect to which none of borrower, any guarantor or any affiliate of borrower or any guarantor solicited or actively facilitated the solicitation of petitioning creditors or consented to or otherwise joined in such involuntary petition, case or proceeding, upon the same being discharged or dismissed within 30 days of such filing or (e) clause (v), the DOT Lease Trigger Period has ended pursuant to the terms thereof.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

56

Mixed Use – Retail/Industrial 66-26 Metropolitan Avenue Middle Village, NY 11379	Collateral Asset Summary – Loan No. 2 Rentar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 32.3% 2.92x 17.8%

A “DOT Lease Trigger Period” commences on the date that is ten business days following the receipt of notice from the tenant under the Department of Transportation lease (“DOT Lease”) that it is requiring certain alterations pursuant to the DOT Lease and ending on the date that $900,000.00 is on deposit in the DOT Lease account. See “Description of the Mortgage Pool—Redevelopment, Renovation and Expansion” in the Preliminary Prospectus.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

57

Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

58

Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59

Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%
Mortgage Loan Information		Property Information
Loan Sellers:	GACC, GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Recapitalization	Property Type – Subtype:	Retail – Super Regional Mall
Borrower Sponsor(s):	The Macerich Partnership, L.P.	Collateral:	Fee
Borrower(s):	PPR Washington Square LLC and MS Washington Square LLC	Location:	Portland, OR
Original Balance(1):	$54,783,334	Year Built / Renovated:	1974, 2005 / 1995, 2008, 2018-2019
Cut-off Date Balance(1):	$54,783,334	Property Management:	Macerich Property Management Company, LLC
% by Initial UPB:	8.7%	Size(5):	994,568 SF
Interest Rate:	5.57700%	Appraised Value / Per SF(6):	$655,000,000 / $659
Note Date:	March 27, 2025	Appraisal Date(6):	March 1, 2025
Original Term:	120 months	Occupancy:	85.6% (as of March 27, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	93.7%
Original Amortization:	NAP	Underwritten NOI:	$40,992,362
Interest Only Period:	120 months	Underwritten NCF:	$39,798,880
First Payment Date:	May 6, 2025
Maturity Date:	April 6, 2035	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$40,052,391 (TTM December 31, 2024)
Additional Debt Balance(1):	$285,216,666	2023 NOI:	$37,934,316
Call Protection(2):	L(28),DorYM1(85),O(7)	2022 NOI:	$40,807,876
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$34,916,211
Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$342
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$342
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	51.9%
Replacement Reserves:	$0	Springing	Variable(3)	Maturity Date LTV:	51.9%
TI / LC:	$0	Springing	Variable(3)	UW NOI DY:	12.1%
Other Reserve(4):	$2,908,053	$0	NAP	UW NCF DSCR:	2.07x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$340,000,000	100.0%	Return of Equity	$336,001,852	98.8%
			Upfront Reserves	2,908,053	0.9
			Closing Costs	1,090,095	0.3
Total Sources	$340,000,000	100.0%	Total Uses	$340,000,000	100.0%
(1)	The Washington Square Mortgage Loan (as defined below) is part of a whole loan evidenced by 28 pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $340.0 million (the “Washington Square Whole Loan”). The Financial Information in the chart above reflects the Washington Square Whole Loan.
(2)	The lockout period will be at least 28 payment dates beginning with and including the first payment date on May 6, 2025. Defeasance of the Washington Square Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last note comprising a part of the Washington Square Whole Loan to be securitized (the “Lockout Release Date”) and (ii) May 6, 2028. In addition, on any business day from and after the Lockout Release Date, voluntary prepayment of the Washington Square Whole Loan is permitted in whole (but not in part), together with, if such voluntary prepayment occurs prior to the monthly payment date that occurs in October 2034, a prepayment fee equal to the greater of (x) 1.00% of the principal amount of the Washington Square Whole Loan being prepaid and (y) a yield maintenance premium. The assumed lockout period of 28 payments is based on the expected Benchmark 2025-B41 securitization closing date in September 2025. The actual lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below.
(4)	The Other Reserve is comprised of $2,752,705 for outstanding tenant improvements and leasing commissions and $155,348 for gap rent.
(5)	The Washington Square Property (as defined below) is part of a larger retail development consisting of a total of 1,243,621 square feet (“SF”). Macy’s operates 242,505 SF at the larger retail development and Wells Fargo operates 6,548 SF at the larger retail development, both of which are not part of the collateral.
(6)	The appraisal is based on the assumption that DICK’s Sporting Goods (“Dick’s”), which currently leases 90,000 square feet on a month-to-month basis, will execute a ground lease for a Dick’s House of Sport on a pad site on which a vacant Sears store is currently located on terms set forth in a draft lease agreement provided in connection with the appraisal, and will vacate its current space. The Washington Square Whole Loan was underwritten based on the current rent payable by Dick’s. As of May 20, 2025, Dick’s executed the ground lease related to the vacant Sears pad site. However, there can be no assurance either that the new Dick’s House of Sport location will be constructed and open for business or that Dick’s Sporting Goods will continue to lease its current space while the new store is constructed, or of what the value of the Washington Square Property would be absent such assumptions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

60

Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%

The Loan. The third largest mortgage loan (the “Washington Square Mortgage Loan”) is part of the Washington Square Whole Loan secured by the borrowers’ fee interests in a super-regional mall totaling 994,568 SF located in Portland, Oregon (the “Washington Square Property”). The Washington Square Whole Loan is evidenced by 28 pari passu promissory notes and accrues interest at a rate of 5.57700% per annum on an Actual/360 basis. The Washington Square Whole Loan has a 10-year term and is interest only for the entire duration of the term. The Washington Square Whole Loan was co-originated on March 27, 2025 by German American Capital Corporation (“GACC”), Goldman Sachs Bank USA (“GSBI”), Bank of Montreal (“BMO”), JPMorgan Chase Bank, National Association (“JPMCB”), and Morgan Stanley Bank, N.A. (“MSBNA”). The Washington Square Mortgage Loan is evidenced by the non-controlling Note A-1-5, Note A-1-6, Note A-1-7 and Note A-1-8 contributed by GACC and Note A-2-2-1-A contributed by GSMC, with an aggregate original principal balance of $54,783,334.

The relationship between the holders of the Washington Square Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Washington Square Whole Loan is serviced pursuant to the pooling and servicing agreement for the BMO 2025-C12 trust. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Washington Square Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$29,100,000	$29,100,000	BMO 2025-C12	Yes
A-1-2	$10,900,000	$10,900,000	BBCMS 2025-C35	No
A-1-3	$15,000,000	$15,000,000	BBCMS 2025-C35	No
A-1-4	$15,000,000	$15,000,000	BBCMS 2025-C35	No
A-1-5	$15,000,000	$15,000,000	Benchmark 2025-B41	No
A-1-6	$10,000,000	$10,000,000	Benchmark 2025-B41	No
A-1-7	$10,000,000	$10,000,000	Benchmark 2025-B41	No
A-1-8	$8,333,334	$8,333,334	Benchmark 2025-B41	No
A-2-1	$17,000,000	$17,000,000	BMO 2025-C12	No
A-2-2-1-A	$11,450,000	$11,450,000	Benchmark 2025-B41	No
A-2-2-1-B(1)	$5,100,000	$5,100,000	GSBI	No
A-2-2-2	$450,000	$450,000	BMO 2025-C12	No
A-2-3	$17,000,000	$17,000,000	BBCMS 2025-C35	No
A-2-4-1	$12,100,000	$12,100,000	BBCMS 2025-C35	No
A-2-4-2(1)	$4,900,000	$4,900,000	GSBI	No
A-3-1A	$24,500,000	$24,500,000	BANK 2025-BNK50	No
A-3-1B(1)	$15,500,000	$15,500,000	JPMCB	No
A-3-2(1)	$5,333,333	$5,333,333	JPMCB	No
A-4-1	$17,450,000	$17,450,000	BMO 2025-C12	No
A-4-2(1)	$12,000,000	$12,000,000	BMO	No
A-4-3(1)	$3,550,000	$3,550,000	BMO	No
A-4-4(1)	$9,000,000	$9,000,000	BMO	No
A-4-5(1)	$9,000,000	$9,000,000	BMO	No
A-4-6(1)	$6,000,000	$6,000,000	BMO	No
A-4-7(1)	$6,000,000	$6,000,000	BMO	No
A-4-8(1)	$5,000,000	$5,000,000	BMO	No
A-5-1-1	$24,500,000	$24,500,000	BANK 2025-BNK50	No
A-5-1-2	$20,833,333	$20,833,333	MSBAM 2025-C35(2)	No
Total	$340,000,000	$340,000,000
(1)	Expected to be contributed to one or more future securitization transactions.
(2)	The MSBAM 2025-C35 securitization is expected to close on or about August 14, 2025.

The Property. The Washington Square Property is a super-regional mall located in the western suburbs of Portland, Oregon. The Washington Square Property is located at the intersection of Highway 217 and Highway 210 in the Beaverton and Tigard neighborhoods. The Washington Square Property generates approximately 9.2 million annual visits and serves a trade area of 1.4 million people and

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

61

Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%

557,000 households. The Washington Square Property features a customer base with an average household income of approximately $143,000, which is 32.0% greater than the U.S. average. Additionally, the Washington Square Property is located less than 20 miles from the Washington State border, offering a nearby, sales-tax free, shopping destination for Washington State residents. According to the appraisal, the Washington Square Property features 6,488 surface and garage parking spaces, resulting in a parking ratio of 5.24 parking spots per 1,000 SF.

As of March 27, 2025, the Washington Square Property was 85.6% leased to 128 unique tenants (excluding non-collateral stores). The majority of the vacant space is attributable to the 120,000 SF dark former Sears box, which has been identified for development as a Dick’s House of Sport concept store. Dick’s Sporting Goods has entered into a ground lease and is currently building out the Dick’s House of Sport store. The Washington Square Property has average total occupancy of 96.3% over the past 10 years, and has historically had limited available space for new tenants or tenants looking to expand. The Washington Square Property is anchored by Nordstrom, Macy’s (non-collateral), Dick’s Sporting Goods (currently on a month-to-month lease in its original space), and JCPenney, which collectively generated estimated sales of approximately $137.2 million as of 2024 (approximately $90.2 million excluding Macy’s). In-line stores smaller than 10,000 SF generated sales of approximately $332.6 million in 2024, resulting in a sales volume of approximately $1,275 PSF ($881 PSF excluding Apple) and an occupancy cost of 10.9% (14.3% excluding Apple). Sales PSF excluding Apple, tenants greater than 10,000 SF, stores open less than 12 months, arcades and non-retail stores have increased by 19.4% since 2019. The Washington Square Property is home to several restaurants including Din Tai Fung (9,000 SF / $1,737 PSF) and The Cheesecake Factory (10,178 SF / $1,217 PSF), which collectively generated approximately $28.0 million of sales in 2024.

The borrowers have executed nearly 200,000 SF of new leases, renewals, relocations, and expansions since 2022, with over 80,000 SF signed since 2024, reflecting total annual base rent of approximately $4.9 million. Across 59 same space renewals, relocations, expansions, and new leases executed since 2022, the borrower sponsor has been able to increase rents by 20.5% over prior rents, resulting in approximately $2.9 million of incremental net operating income for the Washington Square Property. To achieve the recent leasing, approximately $29.3 million has been invested into the Washington Square Property, with $19.8 million focused on leasing improvements.

Major Tenants. The three largest tenants by square footage at Washington Square Property are JCPenney, Nordstrom, DICK’S Sporting Goods.

JCPenney (210,585 square feet; 21.2% of NRA; 0.9% of underwritten base rent): JCPenney (Fitch/Moody’s/S&P: NR/NR/NR) was founded in 1902 and is one of the nation’s largest retailers of apparel, home goods, jewelry, and beauty merchandise. JCPenney employs more than 50,000 associates worldwide and operates over 650 stores across the United States and Puerto Rico. With $10.2 million of sales in 2024, JCPenney at the Washington Square Property exceeds its national average sales per store of $10.0 million. Lender underwriting includes JCPenney’s recently executed 5-year lease extension, which nearly doubled the tenant’s prior rents. JCPenney’s lease includes a 1.50% percentage rent rate at a breakpoint of $32,929,515 as of the Cut-off Date. JCPenney’s lease expires in August 2030, with seven, five-year extension options remaining and no termination options.

Nordstrom (180,000 square feet; 18.1% of NRA; 1.2% of underwritten base rent): Nordstrom (Fitch/Moody’s/S&P: BB+/Ba2/BB) was founded in 1901 as a retail shoe business in Seattle, Washington. Nordstrom is a fashion retailer offering clothing, shoes and accessories for men, women and kids. Nordstrom has more than 350 Nordstrom, Nordstrom Local and Nordstrom Rack locations. Nordstrom is the highest performing anchor tenant at the Washington Square Property, generating sales of $61.5 million in 2024. Additionally, Nordstrom has a significant online presence and has unofficially reported that its Washington Square Property location generates approximately $98.0 million including on-line fulfillments in 2023. Nordstrom recently completed a $15.0 million renovation which included modern cosmetic upgrades, new flooring, café renovation, and department reconfiguration across both levels. Nordstrom’s lease includes a 0.50% percentage rent rate at a breakpoint of $100,000,000 but not in excess of $200,000,000. Nordstrom pays 0.25% percentage rent for sales in excess of $200,000,000. Nordstrom owns its box at the Washington Square Property. Nordstrom’s lease expires in February 2035, with three, ten-year extension options remaining and no termination options.

DICK’S Sporting Goods (90,000 square feet; 9.0% of NRA; 7.0% of underwritten base rent): DICK’S Sporting Goods (Fitch/Moody's/S&P: NR/Baa2/BBB) was founded in 1948 as a bait-and-tackle shop in Binghamton, New York, and has since grown to become an omnichannel sporting goods retailer, with a primary focus on sports equipment, apparel, footwear and accessories. Headquartered in Coraopolis, Pennsylvania, Dick’s offers a wide range of products through its main and specialty concept stores, including Dick’s Sporting Goods, Public Lands, Moosejaw and Going Going Gone! Having generated $18.6 million of sales in 2023, the Dick’s at the Washington Square Property exceeds its national average sales per store of $13.9 million. A lease with Dick’s dated May 20, 2025 was entered into after origination, for which the leased premises comprise a to-be-constructed two story Dick’s House of Sport store expected to contain approximately 141,980 square feet of leasable floor area, and an outdoor athletic field consisting of approximately 20,000 square feet of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

62

Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%

land, to be located on a former Sears pad site. Dick’s was underwritten based on the current month-to-month lease. There can be no assurance that such month-to-month lease will continue in effect until the new store is open, or as to whether or when the new store will open. DICK’S Sporting Goods’ has two, five-year extension options remaining and no termination options.

The following table presents certain information relating to the sales history of certain tenants of the Washington Square Property:

Tenant Sales History(1)(2)
	2019	2022	2023	2024	2024 Per Square Foot	2024 Occupancy Cost
Gross Mall Sales	$462,146,922	$496,051,790	$517,149,498	$504,269,175(3)	$458.12	9.3%
Sales (Inline < 10,000 SF)	$280,020,294	$326,125,793	$349,359,669	$332,638,894	$1,274.72	10.9%
Sales (Inline < 10,000 SF, Excluding Apple)	$151,941,257	$208,286,233	$233,660,240	$246,745,839	$880.85	14.3%
SLA (Specialty Lease Agreements)	$100,017	$2,572,391	$3,497,853	$5,358,023	$262.84	NAP
Inline > 10,000 SF	$30,160,772	$30,869,484	$30,412,079	$29,045,488	$475.44	12.1%
Anchor Tenants(4)	$151,865,839	$136,484,122	$133,879,898	$137,226,771	$189.78	3.7%
(1)	Includes the borrower sponsor’s provided estimates for non-reporting anchor tenants and/or non-collateral tenants.
(2)	2020 and 2021 sales are excluded due to the adverse impact of the COVID-19 pandemic.
(3)	Tesla closed in January 2024.
(4)	Includes sales from Macy’s, which is not part of the collateral for the Washington Square Whole Loan.

The following table presents certain information relating to the sales history of major tenants of the Washington Square Property:

Top Tenant Sales(1)(2)
Tenant Name	SF	2019	2022	2023	2024	Occupancy Cost
Anchor Tenants
JCPenney	210,585	$16,600,412	$11,614,465	$10,820,321	$10,200,519	4.9%
Nordstrom	180,000	$66,393,324	$59,200,709	$57,489,636	$61,456,311	1.0%
Dick’s	90,000	$13,372,103	$18,668,948	$18,569,941	NAV(3)	16.3%(4)
Major Tenants
Pottery Barn	21,246	$6,144,052	$7,763,323	$6,153,922	$5,292,034	14.3%
H&M	19,481	$6,995,065	$6,966,381	$6,545,905	$5,392,411	14.6%
Victoria’s Secret	10,187	$5,756,509	$5,984,613	$5,610,653	$5,969,587	18.4%
The Cheesecake Factory	10,178	$11,265,146	$10,155,168	$12,101,598	$12,391,456	7.1%
Apple Store	9,500	$128,079,037	$117,839,560	$115,699,429	$85,893,054	1.5%
Janelle James	9,321	NAV	NAV	NAV	NAV(5)	NAV
Din Tai Fung	9,000	$11,404,828	$15,612,822	$16,886,801	$15,632,089	6.1%
American Eagle Outfitters	8,930	$6,747,987	$5,831,614	$6,190,226	$7,390,233	16.4%
Aritzia	7,880	$3,673,131	$5,940,033	$10,996,292	$11,055,371	7.9%
Hollister Co.	7,626	$2,418,389	$2,829,824	$3,443,065	$4,621,544	19.0%
(1)	All sales information presented herein with respect to the Washington Square Property is based upon information provided by the borrower sponsor. In certain instances, sales figures represent estimates because the tenants are not required to report, or otherwise may not have reported sales information on a timely basis. Further, because sales are self-reported, such information is not independently verified by the borrower sponsor.
(2)	2020 and 2021 excluded due to the adverse impact of the COVID-19 pandemic on the Washington Square Property.
(3)	Dick’s sales are excluded due to the disruptions due to the change to Dick’s House of Sport.
(4)	Occupancy Cost is calculated from 2023 sales.
(5)	Sales for the Janelle James store are not included as the tenant took occupancy in 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

63

Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%

The following table presents certain information relating to the major tenants at the Washington Square Property:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)
Anchor Tenants
JCPenney	NR/NR/NR	210,585	21.2%	$300,000	$1.42	0.9%	8/31/2030	N
Nordstrom	BB/BB+/Ba2	180,000	18.1%	$399,600	$2.22	1.2%	2/28/2035	N
Dick’s(3)	BBB/NR/Baa2	90,000	9.0%	$2,368,800	$26.32	7.0%	MTM	N
Subtotal/Wtd. Avg.		480,585	48.3%	$3,068,400	$6.38	9.1%

Major Tenants
Pottery Barn	NR/NR/NR	21,246	2.1%	$659,900	$31.06	2.0%	1/31/2026	N
H&M	BBB/NR/NR	19,481	2.0%	$783,659	$40.23	2.3%	1/31/2027	N
Victoria’s Secret	BB-/NR/B1	10,187	1.0%	$730,815	$71.74	2.2%	3/31/2030	N
The Cheesecake Factory	NR/NR/NR	10,178	1.0%	$508,900	$50.00	1.5%	1/31/2031	N
Apple Store	AA+/NR/Aaa	9,500	1.0%	$1,102,665	$116.07	3.3%	1/31/2028	N
Janelle James(4)	NR/NR/NR	9,321	0.9%	$0(4)	$0.00(4)	0.0%(4)	Various(5)	N
Din Tai Fung	NR/NR/NR	9,000	0.9%	$561,690	$62.41	1.7%	2/28/2029	N
American Eagle Outfitters	NR/NR/NR	8,930	0.9%	$763,058	$85.45	2.3%	1/31/2026	N
Aritzia	NR/NR/NR	7,880	0.8%	$471,382	$59.82	1.4%	1/31/2033	N
Hollister Co.	NR/NR/NR	7,626	0.8%	$346,932	$45.49	1.0%	1/31/2026	N
Subtotal/Wtd. Average		113,349	11.4%	$5,929,001	$52.31	17.6%

Other Tenants		257,752	25.9%	$24,673,120	$95.72	73.3%
Occupied Collateral Total		851,686	85.6%	$33,670,522	$39.53	100.0%
Vacant Space		142,882	14.4%
Collateral Total		994,568	100.0%

(1)	Based on the underwritten rent roll dated March 27, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	See “Major Tenants—Dick’s Sporting Goods” regarding the new ground lease for the Dick’s House of Sport store. The Washington Square Whole Loan was underwritten based on the current month-to-month lease.
(4)	Janelle James does not have underwritten rent as the store is categorized as under a Specialty Lease Agreement and is being underwritten separately.
(5)	Janelle James has 7,209 SF expiring on September 30, 2025 and 2,112 SF leased on a MTM basis.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

64

Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%

The following table presents certain information relating to the lease rollover schedule at the Washington Square Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	148,984	15.0%	15.0%	$5,603,773	16.6%	$37.61	31
2026	87,253	8.8%	23.8%	$8,656,859	25.7%	$99.22	32
2027	40,444	4.1%	27.8%	$2,810,101	8.3%	$69.48	12
2028	26,642	2.7%	30.5%	$2,948,866	8.8%	$110.68	8
2029	26,100	2.6%	33.1%	$2,363,731	7.0%	$90.56	10
2030	258,142	26.0%	59.1%	$4,588,618	13.6%	$17.78	14
2031	24,784	2.5%	61.6%	$1,715,384	5.1%	$69.21	5
2032	1,064	0.1%	61.7%	$154,642	0.5%	$145.34	1
2033	27,153	2.7%	64.4%	$1,658,856	4.9%	$61.09	6
2034	13,606	1.4%	65.8%	$1,051,739	3.1%	$77.30	4
2035	197,514	19.9%	85.6%	$2,117,953	6.3%	$10.72	8
2036 & Thereafter	0	0.0%	85.6%	$0	0.0%	$0.00	0
Vacant	142,882	14.4%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	994,568	100.0%		$33,670,522	100.0%	$39.53	131
(1)	Based on the underwritten rent roll dated March 27, 2025.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

65

Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Washington Square Property:

Operating History and Underwritten Net Cash Flow(1)
	2021	2022	2023	2024	U/W	U/W Per SF
Base Rent	$26,319,105	$27,605,675	$29,612,737	$31,678,533	$33,670,522	$33.85
Contractual Rent Steps(2)	$0	$0	$0	$0	$895,145	$0.90
Gross-Up Vacant Rent	$0	$0	$0	$0	$3,509,611	$3.53
Gross Potential Income	$26,319,105	$27,605,675	$29,612,737	$31,678,533	$38,075,277	$38.28
Total Recoveries	$9,362,302	$10,174,065	$10,878,330	$11,694,598	$12,481,747	$12.55
Vacancy & Bad Debt	$331,602	$2,017	($194,460)	$74,039	($3,509,611)	($3.53)
Other Income(3)	$7,544,280	$12,195,473	$7,639,570	$6,938,175	$5,246,301	$5.27
Effective Gross Income	$43,557,289	$49,977,230	$47,936,177	$50,385,345	$52,293,715	$52.58
Real Estate Taxes	$2,413,579	$2,491,047	$2,572,031	$2,602,680	$3,074,235	$3.09
Insurance	$528,609	$583,308	$668,975	$817,604	$764,945	$0.77
Management Fee	$817,959	$966,204	$914,934	$871,977	$1,000,000	$1.01
Other Expenses	$4,880,931	$5,128,795	$5,845,921	$6,040,693	$6,462,173	$6.50
Total Expenses	$8,641,078	$9,169,354	$10,001,861	$10,332,954	$11,301,353	$11.36
Net Operating Income	$34,916,211	$40,807,876	$37,934,316	$40,052,391	$40,992,362	$41.22
Capital Expenditures	$0	$0	$0	$0	$198,914	$0.20
TI/LC	$0	$0	$0	$0	$994,568	$1.00
Net Cash Flow	$34,916,211	$40,807,876	$37,934,316	$40,052,391	$39,798,880	$40.02

Occupancy	93.8%	96.5%	98.1%	97.8%	93.7%(4)
NCF DSCR(5)	1.82x	2.12x	1.97x	2.08x	2.07x
NOI Debt Yield(5)	10.3%	12.0%	11.2%	11.8%	12.1%
(1)	Based on the underwritten rent roll dated March 27, 2025. Includes rents from Dick’s Sporting Goods, which leases its space on a month-to-month basis.
(2)	Contractual Rent Steps were taken through March 27, 2026.
(3)	Other Income includes Percent in Lieu, Overage Rent, Specialty Leasing, Business Development, Storage Income, and Miscellaneous Income.
(4)	Represents underwritten economic occupancy.
(5)	Debt service coverage ratios and debt yields are based on the Washington Square Whole Loan.

Appraisal. According to the appraisal, the Washington Square Property had an “as-is” appraised value of $655,000,000 as of March 1, 2025. The appraisal is based on the assumption that Dick’s, which currently leases 90,000 square feet on a month-to-month basis, will execute a ground lease for a Dick’s House of Sport on a pad site on which a vacant Sears store is currently located on terms set forth in a draft lease agreement provided in connection with the appraisal, and will vacate its current space. The Washington Square Whole Loan was underwritten based on the current rent payable by Dick’s. A lease with Dick’s dated May 20, 2025 was entered into after origination, for which the leased premises include a to-be-constructed two story Dick’s House of Sport store expected to contain approximately 141,980 square feet of leasable floor area, and an outdoor athletic field consisting of approximately 20,000 square feet of land, to be located on the former Sears pad site. However, there can be no assurance either that the new Dick’s House of Sport location will be constructed and open for business or that Dick’s will continue to lease its current space while the new store is constructed, or of what the value of the Washington Square Property would be absent such assumption.

Washington Square Appraised Value(1)
Property	Appraised Value(1)	Capitalization Rate(2)
Washington Square	$655,000,000	6.00%
(1)	Source: Appraisal.
(2)	The appraisal used a discounted cash flow approach to arrive at the appraised value. The capitalization rate shown above represents the direct capitalization rate.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

66

Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%

Environmental Matters. According to the Phase I environmental site assessment dated January 10, 2025 there was a recognized environmental condition at the Washington Square Property but no investigation was warranted. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Environmental Considerations” in the Preliminary Prospectus.

The Market. According to the appraisal, the Washington Square Property is located in the Portland retail market and the Beaverton/I-5/217 Corridor submarket. The Washington Square Property benefits from its position at the intersection of Highway 217 and Highway 210 in the Beaverton and Tigard neighborhoods. The Portland retail market has one of the nation’s lowest rates of retail space per capita and is sales-tax free, allowing the Washington Square Property to attract 9.2 million visitors annually. Key competitors offer strong regional appeal, but do not match Washington Square’s scale at 1.2 million SF (including non-collateral tenants).

According to the appraisal, the Beaverton/I-5/217 Corridor consists of approximately 7.7 million SF and is the largest of the five submarkets within the approximately 24.8 million SF Portland retail market. As of the third quarter of 2024, the 5.1% vacancy rate in the submarket is lower than the 5.8% vacancy rate for the region. Additionally, the Beaverton/I-5/217 Corridor submarket asking rent of $24.68 per square foot is the highest of all the submarkets in the Portland retail market, which averages $22.83. Asking rent in the submarket and Portland retail market have grown each year since 2021. The appraisal forecasts submarket rents to grow to $25.70 by 2028.

According to the appraisal, the estimated 2023 population within a five-, seven- and 10-mile radius of the Washington Square Property was 324,164, 541,622 and 1,029,104, respectively. Additionally, for the same period, the average household income within the same radii was $127,920, $130,676 and $126,337, respectively.

The following table presents certain information relating to the appraisal’s market rent conclusions for the Washington Square Property:

Market Rent Summary(1)
	Market Rent (PSF)	Attained Rent (PSF)	Rent Increase Projections	New Tenant Improvements
Washington Square	$69.91	$68.92	3.0%	$40.00
(1)	Information obtained from the appraisal.

The table below presents certain information relating to retail centers comparable to the Washington Square Property identified by the appraisal:

Competitive Set(1)
Property Name	Year Built/Renovated	Total NRA	Total Occupancy	Sales PSF	Anchor / Major Tenants	Distance to Washington Square Property
Washington Square	1974, 2005 / 1995, 2008, 2018-2019	994,568(2)(3)	85.6%(2)(3)	$1,200 - $1,300(4)	Dick’s Sporting Goods, JCPenney, Macy’s, Nordstrom, Dick’s House of Sport	NAP
Bridgeport Village	2004 / 2022	485,584	96.8%	$900 - $1,100(4)	Crate & Barrel, Regal Cinemas, Saks Off Fifth Avenue, Barnes & Noble	5.7 miles
Nyberg Woods	2006 / NAP	367,967	95.1%	NAV	Best Buy, Old Navy, BootBarn, PetSmart	6.2 miles
Nyberg Rivers	2014 / 2015	567,479	96.9%	NAV	Cabela’s, New Seasons Market, LA Fitness, HomeGoods, Michaels	6.1 miles
Pioneer Place	1990 / 2000, 2012, 2018	356,223	63.2%	$450 - $500(5)	Zara, Regal Cinemas, H&M, Apple Flagship, Punch Bowl Social	8.7 miles
Clackamas Town Center	1980 / 1994, 2012	1,415,000	84.8%	$550 - $650	Dick’s Sporting Goods, Macy’s, JCPenney, REI	14.1 miles
Weighted Average			87.6%(6)
(1)	Based on the appraisal.
(2)	Based on the underwritten rent roll as of March 27, 2025.
(3)	Total NRA and Total Occupancy exclude the non-collateral space.
(4)	Sales PSF includes Apple.
(5)	Sales PSF excludes Luxury. Sales PSF including luxury are ($2,500 - $3,000).
(6)	Weighted Average Occupancy excludes the Washington Square Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%

The Borrowers and the Borrower Sponsor. The borrowers for the Washington Square Whole Loan are PPR Washington Square LLC and MS Washington Square LLC, each a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Washington Square Whole Loan. MS Washington Square LLC owns the portion of the Washington Square Property on which the vacant Sears store is located, and PPR Washington Square LLC owns the remainder of the Washington Square Property.

The borrower sponsor is The Macerich Partnership, L.P. (“Macerich”). Macerich is a fully integrated, self-managed and self-administered real estate investment trust. As an owner, operator and developer of retail real estate in densely populated U.S. markets. Macerich’s portfolio is concentrated in California, the Pacific Northwest, Phoenix/Scottsdale, and the metropolitan New York to Washington, D.C. corridor. Macerich currently owns 43 million square feet of real estate consisting primarily of interests in 40 assets.

Since 2016, approximately $29.3 million has been invested into the Washington Square Property, with $19.8 million focused on leasing improvements. Further, the borrower sponsor is planning additional leasing-driven investments including a $33 million center court renovation and approximately $21 million for the new Dick’s House of Sport location. Such investments are not required or reserved for under the Washington Square Whole Loan Documents.

Property Management. The Washington Square Property is managed by Macerich Property Management Company, LLC, an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. On the origination date, the borrowers were required to deposit into escrow (i) $2,752,705 for outstanding tenant improvements and leasing costs and (ii) $155,348 for a gap rent reserve.

Tax Escrows – During the continuance of a Trigger Period (as defined below) or at any time taxes are not paid by the borrowers prior to the assessment of any penalty, the borrowers are required to deposit into a real estate tax reserve, on a monthly basis, an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next 12 months.

Insurance Escrows –During the continuance of a Trigger Period, except if the Washington Square Property is insured under an acceptable blanket policy and no event of default for which lender has commenced or an enforcement action is continuing, the borrowers are required to escrow 1/12th of the annual estimated insurance payments on a monthly basis. An acceptable blanket policy was in place at origination.

Replacement Reserve – During the continuance of a Trigger Period, the borrowers are required to escrow an amount equal to the gross leasable area of the Washington Square Property (excluding non-collateral square footage, excluded replacement reserve premises, which are the premises leased by Nordstrom and Dick’s Sporting Goods pursuant to the House of Sport lease, and any other tenant that is required to pay for all repairs and maintenance costs for its entire leased premises, roof and structural components) multiplied by $0.25 and divided by 12 on a monthly basis for ongoing replacement reserves. The replacement reserve ongoing deposits are capped at an amount equal to 24 times the required deposit.

TI/LC Reserve – During the continuance of a Trigger Period, the borrowers are required to escrow an amount equal to the gross leasable area of the Washington Square Property (excluding non-collateral square footage and excluded rollover premises, which are premises leased by Nordstrom and Dick’s Sporting Goods pursuant to the House of Sport lease) multiplied by $1.00 and divided by 12 on a monthly basis for ongoing rollover reserves. The rollover reserve ongoing deposits are capped at an amount equal to 24 times the required deposit. The borrowers have the right to provide a guaranty of limited payment from the non-recourse carveout guarantor in lieu of making deposits into the TI/LC reserve.

The borrowers have the right to deposit United States government obligations,a letter of credit, or other securities as to which a rating agency confirmation has been received, in lieu of cash, in any reserve fund under the related Whole Loan documents.

Lockbox / Cash Management. The Washington Square Whole Loan is structured with a hard lockbox and springing cash management. The borrower and property manager are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received into such account within three business days after receipt. During the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on a weekly basis, and on the second business day preceding each monthly payment date, to a lender-controlled cash management account. Funds in the cash management account are required to be applied to debt service and the reserves and escrows described above, with any excess funds (i) to be deposited into an excess cash flow reserve account held by the lenders as cash collateral for the Washington Square Whole Loan or (ii) if no Trigger Period is continuing, disbursed to the borrowers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Retail – Super Regional Mall 9585 Southwest Washington Square Road Portland, OR 97223	Collateral Asset Summary – Loan No. 3 Washington Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,783,334 51.9% 2.07x 12.1%

A “Trigger Period” means the period commencing upon the occurrence of (i) an event of default or (ii) a Low Debt Service Period (as defined below) and will end if, (a) with respect to clause (i), the lender has waived the event of default or the borrowers have cured the event of default (and the lender has accepted such cure in its sole discretion) and no other event of default is then continuing, and (b) with respect to clause (ii), the Low Debt Service Period has ended pursuant to the definition thereof, or, after the Lockout Release Date, the borrowers have prepaid the Washington Square Whole Loan in an amount that would result in a debt service coverage ratio of 1.40x in accordance with the Washington Square Whole Loan documents or provided additional credit support in an amount such that when added to the underwritten net operating income, the actual debt service coverage ratio is 1.40x or above.

A “Low Debt Service Period” commences upon the actual debt service coverage ratio being less than 1.40x for two consecutive calendar quarters, and will end upon the Washington Square Whole Loan achieving an actual debt service coverage ratio of at least 1.40x for two consecutive calendar quarters.

Current Mezzanine or Secured Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The borrowers have the right to obtain releases of outparcels, which include specified portions of the Washington Square Property identified in the Washington Square Whole Loan documents as the “Hotel Release Parcel” (approximately 1.47 acres proposed for future hotel use, which has a separate appraised value of $3,400,000) and the “Multifamily Release Parcel” (approximately 3.77 acres, proposed for future multifamily use, which has a separate appraised value of $12,900,000). No release price is required in connection with such a partial release. Further, the borrowers may adjust the boundary lines of such parcels without the lender’s approval, provided that such adjustment does not increase the size of the parcel by more than 15% or would not otherwise be expected to have a material adverse effect (as certified by the borrowers) on the remaining collateral for the Washington Square Whole Loan. In addition, in connection with an expiration (without renewal) of the lease to JCPenney that expires August 31, 2030 or other termination of that lease, the borrowers may obtain the release of a portion of the Washington Square Property identified in the Washington Square Whole Loan documents as the “JCPenney Development Parcel”. Such release requires payment of a release price of $3,250,000 together with, if prior to the open prepayment date, payment of a prepayment fee equal to the greater of 1.0% of the amount prepaid and a yield maintenance premium. The borrowers may adjust the boundary lines of such parcel without the lender’s approval, provided that such adjustment does not increase the size of the parcel by more than 15% or would not otherwise be expected to have a material adverse effect (as certified by the borrowers) on the remaining collateral for the Washington Square Whole Loan. The related appraisal provided two values for the JCPenney Development Parcel, one, which relates solely to the JCPenney store improvements and underlying site, assuming they continue to be leased, was $5,100,000, while the second value, which relates to a 21.4 acre site that includes the foregoing area plus adjoining non-income producing parking areas, and would need to be separately replotted as a development site, was $27,300,000. The Washington Square Whole Loan documents permit release of the larger parcel. The release price for the JCPenney Development Parcel is based on the $5,100,000 value for the smaller parcel, which is included in the valuation of the Washington Square Property (while the $27,300,000 value of the actual release parcel is not included in the valuation of the Washington Square Property). In addition, the Washington Square Whole Loan permits release of unspecified outparcels that are either (A) non-income producing and unimproved for tenant occupancy, the release of which does not have a material adverse effect on (i) the business, operations, or financial condition of the borrowers, (ii) the ability of the borrowers to repay the Washington Square Whole Loan or (iii) the ongoing operations and (B) real property that is as of the date of any potential release non-income producing and improved by structures that (i) were vacant as of the origination date and (ii) have been vacant and non-income producing continuously since the origination date and for at least 3 years prior to the date of any potential release. All of such releases are subject to various conditions, including but not limited to (i) except in the case of the release of the JCPenney Development Parcel, the borrowers certify that the release will not materially and adversely affect the use, operations, economic value of, or the revenue produced by (exclusive of the economic value or revenue lost attributable to the release parcel) the remaining improvements located on the Washington Square Property as a retail shopping center, (ii) compliance with applicable laws, and (iii) satisfaction of REMIC-related conditions.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Multifamily – High Rise 26151 Lakeshore Boulevard Euclid, OH 44132	Collateral Asset Summary – Loan No. 4 Vista Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 61.8% 1.45x 11.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

70

Multifamily – High Rise 26151 Lakeshore Boulevard Euclid, OH 44132	Collateral Asset Summary – Loan No. 4 Vista Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 61.8% 1.45x 11.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

71

Multifamily – High Rise 26151 Lakeshore Boulevard Euclid, OH 44132	Collateral Asset Summary – Loan No. 4 Vista Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 61.8% 1.45x 11.5%

Mortgage Loan Information		Property Information
Loan Seller:	UBS AG	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - High Rise
Borrower Sponsor(s):	Adam Glickman	Collateral:	Fee
Borrower(s):	Euclid Apartment Holdings LLC	Location:	Euclid, OH
Original Balance:	$45,000,000	Year Built / Renovated:	1970 / 2019-2025
Cut-off Date Balance:	$45,000,000	Property Management:	Base Management Services LLC
% by Initial UPB:	7.1%	Size:	949 Units
Interest Rate:	6.51600%	Appraised Value / Per Unit:	$72,800,000 / $76,712
Note Date:	August 6, 2025	Appraisal Date:	July 15, 2025
Original Term:	120 months	Occupancy:	87.0% (as of July 15, 2025)
Amortization:	Interest Only, Amortizing Balloon	UW Economic Occupancy:	86.8%
Original Amortization:	360 months	Underwritten NOI:	$5,196,012
Interest Only Period:	60 months	Underwritten NCF:	$4,958,762
First Payment Date:	September 6, 2025
Maturity Date:	August 6, 2035	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$5,151,556 (TTM June 30, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$4,877,731
Call Protection:	L(24),D(89),O(7)	2023 NOI:	$4,354,696
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	$4,106,906

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$47,418
Taxes:	$299,887	$83,302	NAP	Maturity Date Loan / Unit:	$44,654
Insurance:	$315,852	$47,856	NAP	Cut-off Date LTV:	61.8%
Replacement Reserves:	$307,760	$29,656	NAP	Maturity Date LTV:	58.2%
Immediate Repairs:	$665,263	$0	NAP	UW NOI DY:	11.5%
				UW NCF DSCR:	1.45x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$45,000,000	100.0%	Loan Payoff	$37,406,056	83.1%
			Other Debt	3,729,431	8.3
			Upfront Reserves	1,588,762	3.5
			Return of Equity	1,556,681	3.5
			Closing Costs	719,070	1.6
Total Sources	$45,000,000	100.0%	Total Uses	$45,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below.

The Loan. The fourth largest mortgage loan (the “Vista Apartments Mortgage Loan”) is secured by a first priority fee interest in a 949-unit, high rise, multifamily property located in Euclid, Ohio (the “Vista Apartments Property”). The Vista Apartments Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $45,000,000. The Vista Apartments Mortgage Loan was originated on August 6, 2025 by UBS AG and accrues interest at a fixed rate of 6.51600% per annum on an actual/360 basis. The Vista Apartments Mortgage Loan has an initial term of 10 years with interest only payments for 60 months and 60 months of amortization based on a 360-month schedule.

The Property. The Vista Apartments Property is a 949-unit, high rise multifamily property located in Euclid, Ohio. The Vista Apartments Property was constructed in 1970 and was renovated from 2019 to 2025. The Vista Apartments Property has two residential towers connected by a two-story section and is situated on an approximately 11.15-acre site. The Vista Apartments Property contains a two-story underground parking garage as well as surface parking, with a total of 1,555 surface (433 regular and 22 handicapped) and garage (1,100) parking spaces (1.64 spaces per unit). Building amenities at the Vista Apartments Property include lake views, an underground

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

72

Multifamily – High Rise 26151 Lakeshore Boulevard Euclid, OH 44132	Collateral Asset Summary – Loan No. 4 Vista Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 61.8% 1.45x 11.5%

parking garage, a café and convenience store, laundry facilities, a fitness center, a secured package center, an on-site manager and a swimming pool. The unit mix at the Vista Apartments Property consists of 551 one-bedroom units, 348 two-bedroom units and 50 three-bedroom units. Unit amenities at the Vista Apartments Property include cable, internet, electric oven/range combination, garbage disposal, dishwasher, refrigerator/freezer and walk-in closets. As of July 15, 2025, the Vista Apartments Property was 87.0% occupied.

Since acquisition in January 2021, the borrower sponsor has invested approximately $16.6 million in hard and carry/soft costs to modernize the units as well as upgrade the common areas. This includes approximately $12.3 million in capital expenditure for renovations to units, structural garage repairs, balcony and façade repairs, roof replacements on both buildings, elevator refurbishments, the addition of a new automatic package center and a new fitness center. At origination of the Vista Apartments Mortgage Loan, the borrower sponsor reserved $307,760 to turn over 123 units, which amount is held in a lender-controlled capital expenditure reserve account. In addition, the lender reserved $665,263 to fund immediate repairs largely allocated to the completion of repairing remaining balconies and to complete the final phase of garage work.

The following table presents certain information relating to the unit mix at the Vista Apartments Property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rental Rate(2)	Average Monthly Market Rent per Unit(3)
1 Bed / 1 Bath	546	57.5%	466	85.3%	627	$611	$625
1 Bed / 1.5 Bath	5	0.5%	4	80.0%	1,075	$933	$925
2 Bed / 1 Bath	113	11.9%	92	81.4%	941	$757	$800
2 Bed / 1.5 Bath	13	1.4%	10	76.9%	940	$951	$1,000
2 Bed / 2 Bath	222	23.4%	212	95.5%	1,042	$808	$875
3 Bed / 2 Bath	40	4.2%	36	90.0%	1,237	$999	$1,000
3 Bed / 2.5 Bath	10	1.1%	6	60.0%	2,614	$1,225	$1,200
Total/Wtd. Avg.	949	100.0%	826	87.0%	815	$705	$733
(1)	Based on the underwritten rent roll dated July 15, 2025.
(2)	Average Monthly Rental Rate is based on Occupied Units.
(3)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

73

Multifamily – High Rise 26151 Lakeshore Boulevard Euclid, OH 44132	Collateral Asset Summary – Loan No. 4 Vista Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 61.8% 1.45x 11.5%

The following table presents certain information relating to the historical and underwritten net cash flow at the Vista Apartments Property:

Cash Flow Analysis(1)
	2022	2023	2024	TTM 6/30/2025	U/W	U/W Per Unit
Base Rent	$6,499,951	$6,580,882	$6,864,089	$7,045,719	$6,984,216	$7,360
Potential Income from Vacant Units	1,817,858	1,665,278	1,417,093	1,297,192	1,059,300	1,116
Gross Potential Rent	$8,317,809	$8,246,160	$8,281,182	$8,342,910	$8,043,516	$8,476
(Vacancy/Credit Loss)	(1,958,060)	(1,672,800)	(1,421,593)	(1,300,200)	(1,059,300)	(1,116)
Other Income(2)	1,334,165	1,439,171	1,748,587	1,855,097	1,878,581	1,980
Effective Gross Income	$7,693,914	$8,012,531	$8,608,176	$8,897,808	$8,862,797	$9,339

Real Estate Taxes	1,148,255	1,149,875	1,152,473	1,152,473	999,624	1,053
Insurance	290,529	299,514	497,000	497,000	574,276	605
Management Fee	233,026	234,014	262,811	269,777	265,884	280
Other Operating Expenses(3)	1,915,199	1,974,432	1,818,161	1,827,001	1,827,001	1,925
Total Expenses	$3,587,008	$3,657,835	$3,730,445	$3,746,252	$3,666,785	$3,864

Net Operating Income	$4,106,906	$4,354,696	$4,877,731	$5,151,556	$5,196,012	$5,475
Replacement Reserves	0	0	0	0	237,250	250
Net Cash Flow	$4,106,906	$4,354,696	$4,877,731	$5,151,556	$4,958,762	$5,225

Occupancy %(4)	78.0%	81.2%	85.2%	86.1%	86.8%
NOI DSCR	1.20x	1.27x	1.43x	1.51x	1.52x
NCF DSCR	1.20x	1.27x	1.43x	1.51x	1.45x
NOI Debt Yield	9.1%	9.7%	10.8%	11.4%	11.5%
NCF Debt Yield	9.1%	9.7%	10.8%	11.4%	11.0%
(1)	Based on the underwritten rent roll dated July 15, 2025.
(2)	Other Income includes ratio utility billing system income, laundry income, late fees, pet fees, lake view premium, first floor premium, cable television/internet, miscellaneous income, retail income from the café and parking income.
(3)	Other Operating Expenses represent repairs and maintenance, utilities, general and administrative, payroll and advertising and marketing expenses.
(4)	Historical occupancies represent year-end annual physical occupancies. The U/W Occupancy % represents the economic occupancy.

Appraisal. According to the appraisal, the Vista Apartments Property had an “as-is” appraised value of $72,800,000 as of July 15, 2025. The table below shows the appraisal’s “as-is” conclusions.

Vista Apartments Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Vista Apartments	$72,800,000	6.75%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment dated December 3, 2024, there was no evidence of any recognized environmental conditions at the Vista Apartments Property.

The Market. The Vista Apartments Property is located in Euclid, Cuyahoga County, Ohio, approximately 14.4 miles northeast of Cleveland, Ohio. Euclid is in the northern portion of Cuyahoga County, on the southern shore of Lake Erie. The city is bordered by Wickliffe to the east, South Euclid to the south and Cleveland to the west. Highways serving Euclid include Interstate 90, U.S. Routes 6 and 20, and State Routes 175 and 283. Air transportation is provided by the Cuyahoga County Airport, a public use airport approximately three miles southeast of Euclid’s central business district. Public transit is available through the Greater Cleveland Regional Transit Authority (“RTA”), with an RTA bus stop directly in front of the Vista Apartments Property.

According to the appraisal, Euclid is a suburb of Cleveland with working-class residential neighborhoods and recreational opportunities. The local economy is influenced by its proximity to the metropolitan area, with manufacturing, retail, and healthcare as significant economic engines. The city has completed large development projects in commercial and industrial districts, including the Bluestone

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

74

Multifamily – High Rise 26151 Lakeshore Boulevard Euclid, OH 44132	Collateral Asset Summary – Loan No. 4 Vista Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 61.8% 1.45x 11.5%

Business Park and the new Welding Technology and Training Center for Lincoln Electric Company. Bluestone Business Park is an 80-acre commercial/industrial park. With headquarters in Euclid, Lincoln Electric Company is the largest employer in the city. Euclid is home to the Euclid Hospital, a 371-bed facility and one of the region's leading sub-acute care, outpatient rehabilitation and orthopedic centers.

According to a third-party market research report, the Vista Apartments Property is located in the Cleveland multifamily market within the East Cleveland multifamily submarket. As of July 2025, the East Cleveland multifamily submarket contained 36,201 units of multifamily inventory with an average rent of $1,063 per unit and a vacancy rate of 13.3%. As of year-end 2024, the East Cleveland multifamily submarket contained 36,153 units of multifamily inventory with an average rent of $1,052 per unit and a vacancy rate of 13.5%.

According to a third-party market research report, the estimated 2025 population within a one-, three- and five-mile radius of the Vista Apartments Property was 13,782, 70,307 and 129,917, respectively, and the estimated 2025 average household income within the same radii was $67,344, $73,722 and $76,331, respectively.

The following table presents information regarding certain competitive properties to the Vista Apartments Property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Occupancy	Number of Units	Unit Type	Average Unit Size (SF)	Average Rent Per Unit
Vista Apartments Euclid, OH(2)	-	1970 / 2019-2025	87.0%	949	1 Bed / 1 Bath	627	$611
					1 Bed / 1.5 Bath	1,075	$933
					2 Bed / 1 Bath	941	$757
					2 Bed / 1.5 Bath	940	$951
					2 Bed / 2 Bath	1,042	$808
					3 Bed / 2 Bath	1,237	$999
					3 Bed / 2.5 Bath	2,614	$1,225
Harbor Crest 24453 Lake Shore Boulevard Euclid, OH	0.7 mi	1968 / NAV	97.8%	737	Studio / 1 Bath	373	$570
					1 Bed / 1 Bath	674	$745
					2 Bed / 1 Bath	915	$925
					2 Bed / 2 Bath	1,042	$985
					3 Bed / 2 Bath	1,239	$1,200
Water’s Edge 23951 Lakeshore Boulevard Euclid, OH	0.9 mi	1963 / NAV	98.1%	428	Studio / 1 Bath	417	$592
					1 Bed / 1 Bath	697	$700
					2 Bed / 1 Bath	850	$872
					2 Bed / 2 Bath	964	$950
					3 Bed / 1.5 Bath	1,051	$1,101
Normandy Towers 24801 Lake Shore Boulevard Euclid, OH	0.5 mi	1968 / NAV	89.2%	342	Studio / 1 Bath	440	$855
					1 Bed / 1 Bath	593	$890
					2 Bed / 1 Bath	840	$990
					2 Bed / 1.5 Bath	888	$1,040
					3 Bed / 2 Bath	1,198	$1,397
The Riviera 26011 Lake Shore Boulevard Euclid, OH	0.1 mi	1965 / NAV	98.6%	140	1 Bed / 1 Bath	560	$875
					2 Bed / 1 Bath	800	$995
					2 Bed / 1 Bath	862	$1,100
Lakeside Cove Apartments 150 East 233rd Street Euclid, OH	1.1 mi	1946 / NAV	97.0%	167	1 Bed / 1 Bath 2 Bed / 1 Bath	552 776	$825 $1,095
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated July 15, 2025.

The Borrower and the Borrower Sponsor. The borrower is Euclid Apartment Holdings LLC, a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Vista Apartments Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Adam Glickman, managing partner and founder of AMG Realty Group (“AMG”). AMG is a boutique real estate company with a focus on the investment, development, and management of multifamily properties. AMG focuses on value-add multifamily investments that are in need of repositioning. Under Adam Glickman’s leadership, AMG has acquired approximately $140 million and over 4,200 residential apartments on behalf of its investors. In addition to other standard non-recourse carve-outs, the Vista Apartments Mortgage Loan is structured to be recourse to the borrower in an amount equal to (a) $22,500,000 (50% of the Vista Apartments Mortgage Loan) plus (b) the difference, if any, obtained by subtracting (i) the sum of (A) the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

75

Multifamily – High Rise 26151 Lakeshore Boulevard Euclid, OH 44132	Collateral Asset Summary – Loan No. 4 Vista Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 61.8% 1.45x 11.5%

aggregate amount of coverage of all insurance policies and (B) proceeds received by the lender from the sale of the Vista Apartments Property pursuant to a foreclosure, from (ii) the outstanding amount of the Vista Apartments Mortgage Loan prior to the application of any net proceeds in prepayment thereof.

Property Management. The property manager is Base Management Services LLC, an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. At origination, the borrower was required to deposit into escrow (i) approximately $299,887 for real estate taxes, (ii) approximately $315,852 for insurance premiums, (iii) $665,263 for immediate repairs and (iv) $307,760 for replacement reserves.

Tax Escrows – On a monthly basis, the borrower is required to deposit 1/12th of the annual estimated tax payments, which currently equates to approximately $83,302.

Insurance Escrows – On a monthly basis, the borrower is required to deposit 1/12th of the annual estimated insurance premiums, which currently equates to approximately $47,856.

Replacement Reserve – On a monthly basis, the borrower is required to deposit $29,656 for replacement reserves.

Lockbox and Cash Management. The Vista Apartments Mortgage Loan is structured with a springing lockbox and springing cash management upon the occurrence and continuance of a Cash Management Trigger Event (as defined below). During the continuance of a Cash Management Trigger Event, rents received from the Vista Apartments Property are required to be deposited directly into the lockbox account and the borrower will deliver or cause the property manager to deliver tenant direction letters to all existing (and all future) non-residential tenants to deliver all rents payable directly to the lockbox account or, if received by the borrower or the property manager, as applicable, deposited within two business days of receipt. All funds in the lockbox account are required to be swept each business day to a lender-controlled cash management account and disbursed in accordance with the Vista Apartments Mortgage Loan documents, and all excess funds on deposit in the cash management account (after payment of required monthly reserve deposits, debt service payment on the Vista Apartments Mortgage Loan, operating expenses and cash management bank fees) will be applied as follows: (a) if a Cash Sweep Trigger Event (as defined below) has occurred and is continuing, to the lender-controlled excess cash flow account or (b) if no Cash Sweep Trigger Event has occurred and is continuing, to an account designated by the borrower.

A “Cash Management Trigger Event” means a period commencing upon the occurrence of (i) an event of default under the Vista Apartments Mortgage Loan documents, (ii) any bankruptcy action involving any of the borrower, any general partner, managing member or sole member (each, an “SPC Party”), any guarantor or the property manager, (iii) the trailing 12-month period Vista Apartments Mortgage Loan debt service coverage ratio (assuming the interest only period has expired and monthly debt service payments are based on a 30-year amortization schedule) (“DSCR”) falling below 1.30x or (iv) the indictment for fraud or misappropriation of funds by any of the borrower, the SPC Party, any guarantor, the borrower sponsor or an affiliated or third-party property manager (provided that, in the case of the third-party property manager, such fraud or misappropriation is related to the Vista Apartments Property), or any director or officer of the aforementioned parties, and expiring upon, with respect to (a) clause (i) above, the cure of such event of default, (b) clause (ii) above, the filing being discharged or dismissed within 90 days, and the lender’s determination that such filing does not materially and adversely affect the borrower’s, the SPC Party’s, the applicable guarantor’s or property manager’s obligations, or with respect to the property manager, the replacement of such property manager, (c) clause (iii) above, the trailing 12-month DSCR being at least 1.30x for two consecutive calendar quarters or (d) clause (iv) above, the dismissal of the applicable indictment with prejudice or acquittal of the applicable person, or the replacement of the affiliated property manager with a third-party property manager that constitutes a qualified property manager under the Vista Apartments Mortgage Loan documents.

A “Cash Sweep Trigger Event” means a period commencing upon the occurrence of (i) an event of default under the Vista Apartments Mortgage Loan documents, (ii) any bankruptcy action involving any of the borrower, any SPC Party, any guarantor or an affiliated property manager or (iii) the trailing 12-month period DSCR falling below 1.30x, and expiring upon, with respect to (a) clause (i) above, the cure of such event of default, (b) clause (ii) above, as to an involuntary filing, the filing being discharged or dismissed within 45 days with respect to the borrower, any SPC Party or any guarantor or within 90 days with respect to the affiliated property manager, and the lender’s determination that such filing does not materially and adversely affect the borrower’s, the SPC Party’s, the applicable guarantor’s or the affiliated property manager’s obligations, or with respect to the property manager, the replacement of such property manager or (c) clause (iii) above, the trailing 12-month DSCR is at least 1.30x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

76

Multifamily – High Rise 26151 Lakeshore Boulevard Euclid, OH 44132	Collateral Asset Summary – Loan No. 4 Vista Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 61.8% 1.45x 11.5%

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

77

Other – Parking Garage 112 Washington Place Pittsburgh, PA 15219	Collateral Asset Summary – Loan No. 5 Chatham Center Garage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 63.6% 1.48x 10.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

78

Other – Parking Garage 112 Washington Place Pittsburgh, PA 15219	Collateral Asset Summary – Loan No. 5 Chatham Center Garage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 63.6% 1.48x 10.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

79

Other – Parking Garage 112 Washington Place Pittsburgh, PA 15219	Collateral Asset Summary – Loan No. 5 Chatham Center Garage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 63.6% 1.48x 10.7%
MMortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Other – Parking Garage
Borrower Sponsor(s)(1):	Lukas Georgiadis, Francis Greenburger and Robert Kantor	Collateral:	Fee
Borrower(s):	54 Chatham LLC	Location:	Pittsburgh, PA
Original Balance:	$45,000,000	Year Built / Renovated:	1966 / NAP
Cut-off Date Balance:	$45,000,000	Property Management:	Elteq Management Co., Inc.
% by Initial UPB:	7.1%	Size:	2,284 Spaces
Interest Rate:	7.05200%	Appraised Value / Per Space:	$70,700,000 / $30,954
Note Date:	August 5, 2025	Appraisal Date:	June 10, 2025
Original Term:	120 months	Occupancy(3):	NAP
Amortization:	Interest Only	UW Economic Occupancy:	90.0%
Original Amortization:	NAP	Underwritten NOI:	$4,818,951
Interest Only Period:	120 months	Underwritten NCF:	$4,761,851
First Payment Date:	September 6, 2025
Maturity Date:	August 6, 2035	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$5,294,007 (TTM June 30, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$4,966,263
Call Protection:	L(24),D(92),O(4)	2023 NOI:	$4,171,384
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	$3,249,406

Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Space:	$19,702
Taxes:	$19,894	$3,979	NAP	Maturity Date Loan / Space:	$19,702
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	63.6%
Replacement Reserves:	$0	$4,758	NAP	Maturity Date LTV:	63.6%
REA Reserve:	$100,000	$0	NAP	UW NOI DY:	10.7%
Immediate Repairs:	$77,500	$0	NAP	UW NCF DSCR:	1.48x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$45,000,000	89.9%	Loan Payoff(4)	$48,455,343	96.9%
Sponsor Equity	5,031,301	10.1	Closing Costs	1,378,564	2.8
			Upfront Reserves	197,394	0.4
Total Sources	$50,031,301	100.0%	Total Uses	$50,031,301	100.0%
(1)	The non-recourse carveout guarantors are TEI LLC and Lukas Georgiadis.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	49.1% of the spaces are contractually occupied spaces as of the July 30, 2025 rent roll. Transient parking occupancy is not tracked.
(4)	The previous loan was secured by an office building located at Two Chatham Center, above the Chatham Center Garage Property (as defined below), which office building is not collateral for the Chatham Center Mortgage Loan (as defined below).

The Loan. The fifth largest mortgage loan (the “Chatham Center Garage Mortgage Loan”) is secured by the borrower’s fee interest in Chatham Center Garage, a six-level parking garage with 2,284 spaces located within Chatham Center at 112 Washington Place, Pittsburgh, Pennsylvania (the “Chatham Center Garage Property”). The Chatham Center Garage Mortgage Loan was originated by German American Capital Corporation on August 5, 2025, has a 10-year interest-only term and accrues interest at a rate of 7.05200% per annum on an Actual/360 basis. The Chatham Center Garage Mortgage Loan has an original term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The scheduled maturity date of the Chatham Center Garage Mortgage Loan is the payment date in August 2035.

The Property. The Chatham Center Garage Property contains 2,284 parking spaces on the edge of the central business district in Pittsburgh, Pennsylvania. Three non-collateral buildings are located above the Chatham Center Garage Property: (1) One Chatham Center, which contains the Pittsburgh Marriott City Center Hotel and offices, and apartments (converted from offices), (2) Two Chatham

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Other – Parking Garage 112 Washington Place Pittsburgh, PA 15219	Collateral Asset Summary – Loan No. 5 Chatham Center Garage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 63.6% 1.48x 10.7%

Center, a 16 story office building under common ownership with the Chatham Center Garage Property and (3) the Chatham Tower Condominium (a residential condominium with approximately 180 units). The rights and obligations of the owners of the various connected structures are set forth in reciprocal easement agreements, and the Marriott Hotel and the Chatham Tower Condominium have the right to use a number of parking spaces at the Chatham Center Garage Property upon payment to the borrower for such spaces. The Marriott City Center Hotel has 396 rooms and 4 suites as well as a restaurant and meeting rooms. The borrower currently has contract parking arrangements with the University of Pittsburgh Medical Center, Mercy Hospital and Duquesne University (currently being negotiated). Additionally, revenue is generated from the location of the Chatham Center Garage Property adjacent to the 19,578-seat PPG Paints Arena, the home stadium of the National Hockey League's Pittsburgh Penguins and the site of many concerts, which creates additional nightly and weekend business. According to the borrower sponsor, in addition to the existing business drivers, Fenway Sports Group, the owner of the Boston Red Sox and the Pittsburgh Penguins, is involved in a significant mixed-use development project in downtown Pittsburgh directly across from the Chatham Center Garage Property.   This project is anticipated to redevelop the former Civic Arena site, transforming 28 acres into a $1 billion mixed-use development, and is expected to be completed by the end of 2026. We cannot assure you whether the development will be completed as expected or at all.

As of July 30, 2025, there were 1,122 spaces under contract generating an annual total of $2,595,600 in revenue with an additional 1,162 spaces that are operated as transient spaces. Long term contracts include Mercy Hospital (645 spaces at $200 per space through 2029), University of Pittsburgh Medical Center (100 spaces at $220 per space through 2027), and the United States Secret Service (27 spaces at $325 per space through 2035). In addition, Duquesne University has previously entered into one-year contracts. Duquesne University is in the process of negotiating its contract for the upcoming school year starting in August 2025. The proposed terms of the new contract would reduce Duquesne University’s space allocation from 450 spaces to 200 spaces at a rate of $215/space ($43,000 per month) down from $91,200 per month for its most recent contract. We cannot assure you that Duquesne University will enter into a new contract, or that any new contract will not reduce its rent further than the rent based on the current proposed terms. Separately, Duquesne University has contracted for 150 spaces for students at a rate of $1 per hour up to 12 hours (7am-7pm), with a $5 minimum until 2026. Duquesne University’s contract requires it to subsidize these spaces for students by paying $193,500 annually for these 150 spaces for the 2025 school year.

The 1,162 spaces that are not under contract are transient spaces. The parking rates for the transient spaces as of the origination date were $10 (0-2 hours), $14 (2-12 hours), and $40 (12-24 hours). The condominium unit owners, hotel guests, and office tenants that utilize the Chatham Center Garage Property must all pay the transient rates. See below for a breakdown of transient and contract revenue at the Chatham Center Garage Property.

Transient vs Contract Parking(1)
Year	Transient Parking ($)	Contract Parking ($)	Total Parking Revenue ($)(2)
2024	$3,936,099	$3,294,898	$7,230,997
2023	$3,023,502	$2,879,689	$5,903,191
2022	$1,958,913	$2,692,988	$4,651,901
2021	$932,692	$2,529,798	$3,462,490
2020	$1,217,453	$3,062,453	$4,279,906
2019	$4,184,173	$4,082,085	$8,266,258
(1)	Source: Provided by the borrower sponsor.
(2)	The income in the chart represents gross receipts, while the underwritten rent is net of sales tax.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Other – Parking Garage 112 Washington Place Pittsburgh, PA 15219	Collateral Asset Summary – Loan No. 5 Chatham Center Garage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 63.6% 1.48x 10.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Chatham Center Garage Property.

Operating History and Underwritten Net Cash Flow
	2022	2023	2024	TTM 6/30/2025	U/W(1)	Per Space
Base Rent	$4,041,111	$5,107,389	$6,220,020	$6,528,145	$6,924,522	3,031.75
Vacant Income	0	0	0	0	0	0.00
Gross Potential Rent	$4,041,111	$5,107,389	$6,220,020	$6,528,145	$6,924,522	$3,031.75
Total Reimbursements	0	0	0	0	0	0.00
Other Income	33,765	33,765	33,765	33,765	33,765	$14.78
Net Rental Income	$4,074,876	$5,141,154	$6,253,785	$6,561,910	$6,958,287	$3,046.54
(Vacancy/Credit Loss)	0	0	0	0	(695,829)	(304.65)
Effective Gross Income	$4,074,876	$5,141,154	$6,253,785	$6,561,910	$6,262,458	$2,741.88

Total Expenses(2)	$825,470	$969,770	$1,287,522	$1,267,903	$1,443,507	$632.01

Net Operating Income(3)	$3,249,406	$4,171,384	$4,966,263	$5,294,007	$4,818,951	$2,109.87
Cap Ex	0	0	0	0	57,100	25.00
Net Cash Flow	$3,249,406	$4,171,384	$4,966,263	$5,294,007	$4,761,851	$2,084.87

Occupancy	NAP	NAP	NAP	NAP	NAP(4)
NCF DSCR	1.01x	1.30x	1.54x	1.65x	1.48x
NOI Debt Yield	7.2%	9.3%	11.0%	11.8%	10.7%
(1)	In order to derive U/W Effective Gross Income, the lender used the borrower’s projected 2025 Base Rent and applied a 10% vacancy rate that resulted in an Effective Gross Income equal to $6,262,458, which is in-line with 2024 Effective Gross Income of $6,253,785 and 4.6% below the TTM 6/30/2025 Effective Gross Income of $6,561,910.
(2)	Historical Total Expenses include real estate taxes and insurance, general and administrative expenses, payroll and benefits and repairs and maintenance. U/W and TTM 6/30/2025 expenses includes utilities and security expense. The U/W total expenses includes a management fee.
(3)	U/W Net Operating Income has decreased from TTM 6/30/2025 because the lender is underwriting a 3% management fee.
(4)	49.1% of the spaces are contractually occupied spaces as of the July 30, 2025 rent roll. Transient parking occupancy is not tracked.

Appraisal. According to the appraisal, the Chatham Center Garage Property had an “as-is” appraised value of $70,700,000 as of June 10, 2025, as shown in the table below.

Chatham Center Garage Appraised Value(1)
Property	Value	Capitalization Rate
Chatham Center Garage	$70,700,000	7.50%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated May 29, 2025, there was no evidence of any recognized environmental conditions at the Chatham Center Garage Property.

The Market. The Chatham Center Garage Property is located in Pittsburgh’s downtown area within the Chatham Center Complex. The downtown area is located next to Lower Hill District and Uptown, which benefits from its location between the business core and surrounding urban neighborhoods. The Chatham Center Garage Property is an approximately 4.3-acre site that is part of a mixed-use development that has offices, a hotel, and apartments. The Chatham Center Complex was built between 1964 and 1966, and includes the Chatham Center Garage Property, as well as One Chatham Center, which contains the Pittsburgh Marriott City Center Hotel and offices, and apartments (converted from offices), Two Chatham Center, a 16 story office building under common ownership with the Chatham Center Garage Property, and the Chatham Tower Condominium, a residential condominium with approximately 180 units, all of which are located directly above the Chatham Center Garage Property. The Chatham Center Garage Property is also in close proximity to the PPG Paints Arena, which is located across the street. The indoor arena, built in 2010, holds over 19,000 people and is the home stadium for the Pittsburgh Penguins hockey team.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Other – Parking Garage 112 Washington Place Pittsburgh, PA 15219	Collateral Asset Summary – Loan No. 5 Chatham Center Garage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 63.6% 1.48x 10.7%

According to the appraisal, the 2024 population within a one-, two- and three-mile radius of the Chatham Center Garage Property is 20,939, 85,736 and 155,622, respectively. The 2024 average household income within the same radii is $78,254, $79,186 and $82,312, respectively.

The following table presents information relating to comparable garage rentals for the Chatham Center Garage Property:

Market Analysis – Competitive Parking Garages(1)
Property Name / Address	Spaces	Daily Max Rate	Monthly Rate
Chatham Center Garage 112 Washington Place Pittsburgh, PA	2,284	$40.00	$240.00
PPG Paints Garage 1001 Fifth Avenue Pittsburgh, PA	642	$30.00	$330.00
Bigelow/Doubletree Garage 1 Bigelow Square Pittsburgh, PA	167	$36.00	NAV
U.S. Steel Building Garage 600 Grant Street Pittsburgh, PA	720	$28.99	$404.00
BNY Mellon Center Garage 500 Grant Street Pittsburgh, PA	235	$18.00	$310.00
Manor Complex Garage 564 Forbes Avenue Pittsburgh, PA	879	$22.00	$275.00
One Oxford Center Garage 301 Grant Street Pittsburgh, PA	850	$29.00	$375.00
First Avenue Garage 600 First Avenue Pittsburgh, PA	1,343	$13.00	$230.00
(1)	Source: Appraisal.

The Borrower and the Borrower Sponsors. The borrower is 54 Chatham LLC, a Delaware limited liability company with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Chatham Center Garage Mortgage Loan.

The borrower sponsors are Lukas Georgiadis, Francis Greenburger and Robert Kantor. Lukas Georgiadis is the president of Elteq Management, the property manager of the Chatham Center Garage Property.

The non-recourse carveout guarantors are TEI LLC and Lukas Georgiadis. Francis Greenburger is the Chairman and Chief Executive Officer of Time Equities, Inc. (“Time Equities”), an affiliate of TEI LLC, while Robert Kantor serves as president.

The Time Equities portfolio includes 329 properties across 37 states, approximately 43 million square feet of residential, industrial, office and retail properties including about 6,000 multi-family apartment units, approximately 900,000 square feet in pending acquisitions, and 2 million square feet of various property types in stages of pre-development and development.

Property Management. The Chatham Center Garage Property is managed by Elteq Management Co., Inc., an affiliate of one of the borrower sponsors.

Initial and Ongoing Reserves. At origination of the Chatham Center Garage Mortgage Loan, the borrower deposited approximately (i) $100,000 into a reserve related to repairs identified in an estoppel from the condominium association of the Chatham Tower Condominium, (ii) $77,500 into an immediate repairs reserve and (iii) $19,894 into a real estate tax reserve.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next ensuing twelve months (initially, approximately $3,979).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Other – Parking Garage 112 Washington Place Pittsburgh, PA 15219	Collateral Asset Summary – Loan No. 5 Chatham Center Garage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 63.6% 1.48x 10.7%

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof; provided, however, that the insurance reserve will be conditionally waived for so long as the borrower maintains a blanket policy acceptable to the lender. At origination of the Chatham Center Garage Mortgage Loan, a blanket policy was in place.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, $4,758 for capital expenditures.

Lockbox / Cash Management. The Chatham Center Garage Mortgage Loan is structured with a springing lockbox and springing cash management. The borrower entered into a clearing account agreement at origination with a financial institution pursuant to which from and after the occurrence of a Trigger Period (as defined below), a lockbox and clearing account controlled by the lender (the "Clearing Account") is required to be established by the borrower with such financial institution, into which all rents from non-parking garage tenants, if any, at the Chatham Center Garage Property are required to be deposited directly by the tenants and all credit card receipts are required to be deposited directly by the credit card companies. Following the first occurrence of a Trigger Period, all sums deposited into the Clearing Account will be transferred into the borrower's operating account on a daily basis unless a Trigger Period then exists. During a Trigger Period, any transfers to the borrower's operating account will cease and such sums on deposit in the Clearing Account will be transferred on a daily basis to an account controlled by the lender, at a financial institution selected by the lender, to be applied to payment of all monthly amounts due under the Chatham Center Garage Mortgage Loan documents (including, without limitation, taxes and insurance, debt service and required reserves) and approved property operating expenses with any excess funds being held by the lender as additional collateral for the Chatham Center Garage Mortgage Loan.

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (“DSCR”) falling below 1.20x, (iii) the occurrence of a bankruptcy action with respect to the borrower, a guarantor, or the manager, unless solely in the case of the manager, the borrower replaces the manager within 45 days of the commencement of such bankruptcy action with a qualified manager not subject to a bankruptcy action; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (w) clause (i) above, the event of default commencing the Trigger Period has been cured and such cure has been accepted by the lender (and no other event of default is then continuing), (x) clause (ii) above, the date that the DSCR is equal to or greater than 1.20x for two consecutive calendar quarters, and (y) clause (iii) above, if the manager is replaced with a non-affiliated manager approved by the lender under a replacement management agreement approved by the lender, and such replacement manager and the borrower have executed and delivered an assignment and subordination agreement satisfactory to the lender. The borrower may prevent the commencement of a Trigger Period under clause (ii) above by delivering cash or a letter of credit in the amount of $700,000 annually until the DSCR is equal to or above 1.20x, provided, however, the borrower will not be required to deliver an additional deposit or letter of credit in the amount of $700,000 more than once such that the amount held to prevent a Trigger Period under clause (ii) above will not exceed $1,400,000. Once the Chatham Center Garage Property has achieved a DSCR of at least 1.20x for two consecutive quarters, the deposit or letter of credit will be released so long as no Trigger Period is then continuing.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Master Lease. The borrower executed a 10-year master lease with TEI LLC, one of the non-recourse carveout guarantors, at origination for 200 spaces at $215 per space ($43,000 monthly), which terminates August 6, 2030; provided that if the trailing twelve months’ net operating income and effective gross income excluding the master lease (each as calculated in accordance with the master lease) are not equal to or greater than $5.29 million and $6.5 million respectively (the “Financial Targets”), the term of the master lease will automatically renew for five additional one year periods unless the Financial Targets have been achieved as of the respective renewal date; provided that if the master lease has not terminated previously and the Chatham Center Garage Mortgage Loan has not been satisfied in full by August 6, 2035, then the term of the master lease will continue until the Chatham Center Garage Mortgage Loan has been satisfied in full. The borrower executed a separate master lease with the owner of the Two Chatham Center office building (the “Two Chatham Owner”), which is an affiliate of the borrower, for the duration of the loan term that provides for the Two Chatham Owner to pay to the borrower any funds received from its tenants at the Two Chatham Office Center Building in exchange for parking rights in the Chatham Center Garage Property. The master leases are recourse to the non-recourse carveout guarantors.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Retail – Anchored 7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 67.8% 1.30x 9.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

85

Retail – Anchored 7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 67.8% 1.30x 9.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

86

Retail – Anchored 7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 67.8% 1.30x 9.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

87

Retail – Anchored 7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 67.8% 1.30x 9.2%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	Andrew Hayman	Collateral:	Fee
Borrower(s):	Sunshine Land Associates Limited Partnership	Location:	Miami, FL
Original Balance:	$40,500,000	Year Built / Renovated:	1999 / NAP
Cut-off Date Balance:	$40,500,000	Property Management:	The Hayman Company
% by Initial UPB:	6.4%	Size:	104,700 SF
Interest Rate:	6.74000%	Appraised Value (As Is) / Per SF:	$59,750,000 / $571
Note Date:	July 30, 2025	Appraisal Date:	April 26, 2025
Original Term:	120 months	Occupancy:	100.0% (as of June 26, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$3,730,763
Interest Only Period:	120 months	Underwritten NCF:	$3,607,254
First Payment Date:	September 6, 2025
Maturity Date:	August 6, 2035	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,505,934 (TTM May 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$3,622,648
Call Protection:	L(24),D(89),O(7)	2023 NOI:	$3,636,709
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$3,636,148

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$387
Taxes:	$345,534	$69,107	NAP	Maturity Date Loan / SF:	$387
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	67.8%
Replacement Reserves:	$0	$1,583	NAP	Maturity Date LTV:	67.8%
TI / LC:	$0	$8,710	NAP	UW NOI DY:	9.2%
Deferred Maintenance:	$17,050	$0	NAP	UW NCF DSCR:	1.30x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$40,500,000	97.1%	Loan Payoff	$40,474,380	97.1%
Borrower Sponsor Equity	$1,195,206	2.9	Closing Costs(2)	858,242	2.1
			Upfront Reserves	362,584	0.9
Total Sources	$41,695,206	100.0%	Total Uses	$41,695,206	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Closing costs include a rate buydown of $405,000.

The Loan. The sixth largest mortgage loan (the “Shoppes at Dadeland Mortgage Loan”) is secured by the borrower’s fee interest in a 104,700 square foot anchored retail shopping center located in Miami, Florida (the “Shoppes at Dadeland Property”). The Shoppes at Dadeland Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $40,500,000. The Shoppes at Dadeland Mortgage Loan was originated on July 30, 2025 by CREFI and accrues interest at a fixed rate of 6.74000% per annum. The Shoppes at Dadeland Mortgage Loan has an initial term of ten-years and is interest-only for the full term. The scheduled maturity date of the Shoppes at Dadeland Mortgage Loan is August 6, 2035.

The Property. The Shoppes at Dadeland Property is a 104,700 square foot anchored retail property located in Miami, Florida. The Shoppes at Dadeland Property was originally constructed in 1999 and consists of two buildings situated on a 7.60-acre site. The Shoppes at Dadeland Property has 358 surface parking spaces, resulting in a parking ratio of approximately 3.42 spaces per 1,000 square feet.

As of June 26, 2025, the Shoppes at Dadeland Property was 100.0% leased to five national tenants and is anchored by Brandsmart USA Dadeland, LLC (“Brandsmart USA”). Other national tenants include The Container Store, Inc. (“The Container Store”), Old Navy, LLC

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

88

Retail – Anchored 7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 67.8% 1.30x 9.2%

(“Old Navy”), Five Below, Inc., and VCA Animal Hospitals, Inc. As of the Cut-off Date, the current tenant roster has been at the Shoppes at Dadeland Property for a weighted average of 17.6 years with three tenants comprising 84.7% of net rentable area and 83.1% of underwritten base rent having been at the Shoppes at Dadeland Property for over ten years, including The Container Store and Old Navy, which have been at the Shoppes at Dadeland Property since construction in 1999.

Major Tenants. The three largest tenants based on underwritten base rent are Brandsmart USA, The Container Store and Old Navy.

Brandsmart USA (44,648 square feet; 42.6% of net rentable area; 35.9% of underwritten base rent). Brandsmart USA is an electronics and appliance retailer focused in the southeast that sells televisions, home theaters, audio players, mobile phones, cameras, computers, tablets, musical instruments, video games, clocks, toys, calculators, projectors, and home appliances. Brandsmart USA has been a tenant at the Shoppes at Dadeland Property since November 2010 and has a current lease term through December 2030 with two, five-year renewal options remaining and no termination options.

The Container Store (25,522 square feet; 24.4% of net rentable area; 25.0% of underwritten base rent). The Container Store is a national retailer focused on organization and storage products, including product categories in custom spaces, closet, storage, garage and shelving, office, bathroom, cleaning, travel, home décor and college shopping. The Container Store has been a tenant at the Shoppes at Dadeland Property since November 1999 and has a current lease term through June 2030 with no renewal or termination options remaining.

Old Navy (18,502 square feet; 17.7% of net rentable area; 22.2% of underwritten base rent). Founded in 1994, Old Navy is a national retailer with over 1,200 stores globally that is focused on the sale of clothing, furnishings, and accessories for men, women, and children. Old Navy is a fully owned subsidiary of The Gap, Inc. Old Navy has been a tenant at the Shoppes at Dadeland Property since November 1999 and has a current lease term through August 2030 with no renewal options remaining. Old Navy has the right to terminate its lease from and after September 1, 2025, provided it gives 365 days’ prior notice to the landlord. Additionally, if the landlord is redeveloping the Shoppes at Dadeland Property, the landlord has the right to terminate the lease with 365 days’ prior notice. No such termination of the lease will be effective prior to August 31, 2026.

The following table presents certain information relating to the largest tenants at the Shoppes at Dadeland Property:

Tenant Summary(1)
Tenant	Credit Rating (Fitch/Moody's/S&P)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	2024 Sales PSF / Year	U/W Occ. Costs	Lease Expiration	Termination Option (Y/N)	Renewal Option
Brandsmart USA	NR/NR/NR	44,648	42.6%	$1,486,860	$33.30	35.9%	$1,071.01	3.1%	12/10/2030	N	2 x 5 yr
The Container Store	NR/NR/NR	25,522	24.4%	$1,035,000	$40.55	25.0%	$280.18	14.5%	6/30/2030	N	N
Old Navy	NR/Ba3/BB	18,502	17.7%	$918,178	$49.63	22.2%	$271.39	18.3%	8/31/2030	Y(3)	N
Five Below, Inc.	NR/NR/NR	9,831	9.4%	$442,395	$45.00	10.7%	NAV	NAV	7/31/2031	N	3 x 5 yr
VCA Animal Hospitals, Inc.	NR/NR/NR	6,197	5.9%	$256,476	$41.39	6.2%	NAV	NAV	4/30/2033	N	N
Total Major Tenants		104,700	100.0%	$4,138,909	$39.53	100.0%
Vacant		0	0.0%
Total		104,700	100.0%
(1)	Based on the underwritten rent roll dated June 26, 2025 inclusive of $233,348 of contractual rent steps through August 1, 2026.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Old Navy has the right to terminate its lease from and after September 1, 2025, provided it gives 365 days’ prior notice to the landlord. Additionally, if the landlord is redeveloping the Shoppes at Dadeland Property, the landlord has the right to terminate the lease with 365 days’ prior notice. No such termination of the lease will be effective prior to August 31, 2026.

The following table presents certain information relating to the tenants that report sales at the Shoppes at Dadeland Property:

Tenant Sales History(1)
Tenant	Net Rentable Area (SF)	2021	2022	2023	2024
Brandsmart USA	44,648	$1,513.69	$1,359.02	$1,165.24	$1,071.01
The Container Store	25,522	$431.91	$437.03	$340.24	$280.18
Old Navy	18,502	$316.33	$273.47	$269.70	$271.39
(1)	Information obtained from the borrower. Sales represents sales per SF per year for each tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

89

Retail – Anchored 7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 67.8% 1.30x 9.2%

The following table presents certain information relating to the lease rollover schedule at the Shoppes at Dadeland Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	88,672	84.7%	84.7%	$3,440,038	83.1%	$38.80	3
2031	9,831	9.4%	94.1%	$442,395	10.7%	$45.00	1
2032	0	0.0%	94.1%	$0	0.0%	$0.00	0
2033	6,197	5.9%	100.0%	$256,476	6.2%	$41.39	1
2034	0	0.0%	100.0%	$0	0.0%	$0.00	0
2035 & Thereafter	0	0.0%	100.0%	$0	0.0%	$0.00	0
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	104,700	100.0%	100.0%	$4,138,909	100.00%	$39.53	5
(1)	Based on the underwritten rent roll dated June 26, 2025 inclusive of $233,348 of contractual rent steps through August 1, 2026. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90

Retail – Anchored 7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 67.8% 1.30x 9.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Shoppes at Dadeland Property:

Cash Flow Analysis
	2021	2022	2023	2024	TTM 5/31/2025	UW(1)	UW PSF
Base Rent	$3,892,819	$3,895,797	$3,888,412	$3,899,020	$3,901,042	$3,905,561	$37.30
Contractual Rent Steps(2)	$0	$0	$0	$0	$0	$233,348	$2.23
Potential Income from Vacant Space	$0	$0	$0	$0	$0	$0	$0.00
Reimbursements	$750,811	$1,203,224	$1,206,599	$1,288,835	$1,327,401	$1,205,753	$11.52
Gross Potential Income	$4,643,630	$5,099,022	$5,095,011	$5,187,855	$5,228,443	$5,344,662	$51.05
Economic Vacancy & Credit Loss	($470,526)	($241,683)	($60,421)	$0	($112,641)	($267,233)	($2.55)
Other Income	$0	$0	$0	$0	$0	$0	$0.00
Effective Gross Income	$4,173,104	$4,857,339	$5,034,590	$5,187,855	$5,115,802	$5,077,429	$48.50

Real Estate Taxes	$709,674	$731,770	$775,257	$758,201	$809,182	$758,201	$7.24
Management Fee	$125,193	$145,720	$151,038	$155,636	$153,474	$152,323	$1.45
Insurance	$157,480	$134,039	$253,584	$443,662	$456,307	$202,922	$1.94
CAM Expenses	$129,815	$128,340	$125,161	$130,054	$121,950	$131,818	$1.26
Other Expenses(3)	$63,192	$81,322	$92,843	$77,654	$68,954	$101,403	$0.97
Total Operating Expenses	$1,185,354	$1,221,190	$1,397,881	$1,565,207	$1,609,867	$1,346,666	$12.86

Net Operating Income	$2,987,750	$3,636,148	$3,636,709	$3,622,648	$3,505,934	$3,730,763	$35.63
Replacement Reserves	$0	$0	$0	$0	$0	$18,990	$0.18
TI/LC	$0	$0	$0	$0	$0	$104,518	$1.00
Net Cash Flow	$2,987,750	$3,636,148	$3,636,709	$3,622,648	$3,505,934	$3,607,254	$34.45

Occupancy (%)	88.4%	94.1%	98.0%	100.0%	100.0%	95.0%(4)
NCF DSCR	1.08x	1.31x	1.31x	1.31x	1.27x	1.30x
NOI Debt Yield	7.4%	9.0%	9.0%	8.9%	8.7%	9.2%
(1)	Underwritten Base Rent is based on the underwritten rent roll dated June 26, 2025.
(2)	Contractual Rent Steps are inclusive of $233,348 of contractual rent steps through August 1, 2026.
(3)	Other Expenses include repairs and maintenance, utilities and general and administrative expenses.
(4)	Represents economic occupancy.

Appraisal. According to the appraisal, the Shoppes at Dadeland Property had an “as-is” appraised value of $59,750,000 as of April 26, 2025, as shown in the table below.

Shoppes at Dadeland Appraised Value(1)
Property	Value	Capitalization Rate
Shoppes at Dadeland	$59,750,000	6.00%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated May 13, 2025, there was no evidence of any recognized environmental conditions at the Shoppes at Dadeland Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

91

Retail – Anchored 7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 67.8% 1.30x 9.2%

The Market. The Shoppes at Dadeland Property is located at 7200-7260 North Kendall Drive in the Downtown Dadeland neighborhood of Miami, Florida. According to the appraisal, the immediate area surrounding the Shoppes at Dadeland Property has been master-planned and recently developed with high-rise residential and commercial development with a plan to create a working/living downtown lifestyle in the area. This development includes 5,150 high-rise residential condominiums and a new 211,230 square foot, 24-story, Class A office condominium development (Town Center One). Additionally, the immediate area includes the Dadeland Mall, which is a super-regional mall containing 1.8 million square feet anchored by Macy’s, JCPenney, Saks Fifth Avenue and Limited/Express with over 140 specialty stores. Primary access to the Shoppes at Dadeland Property is provided by the Palmetto Expressway (SR 826) and the Snapper Creek Expressway, with nearby access to US Highway 1 providing access to the surrounding area.

According to a third party market research report, the Shoppes at Dadeland Property is located in the Kendall retail submarket of the broader Miami-Dade County retail market. As of July 7, 2025, the Kendall retail submarket had a total inventory of 22,378,391 square feet, a vacancy rate of 2.6% and asking rent of $49.69 per square foot.

According to the appraisal, the 2024 population within a one-, three- and five-mile radius of the Shoppes at Dadeland Property was 23,876, 100,371 and 293,711, respectively. The 2024 average household income within the same radii was $119,468, $168,435 and $154,265, respectively.

The following table presents information relating to comparable retail leases for the Shoppes at Dadeland Property:

Market Analysis – Retail Rentals(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (yrs)	Rent (PSF)
Shoppes at Dadeland(2)	-	1999 / NAP	The Container Store, Inc.	25,522	Nov-99	30.6	$40.55
7200-7260 North Kendall Drive Miami, FL 33156
Downtown Dadeland	0.1 mi	2006 / NAP	Asking Jr. Anchor	11,090	May-25	10.0	$39.00
7250 North Kendall Drive Miami, FL 33156
Dadeland Plaza	0.3 mi	1979 / NAP	Quoted	NAP	NAP	NAP	$50.00 - $65.00
9479 South Dixie Highway Pinecrest, FL 33156
Greenery Mall	0.5 mi	1983 / NAP	Asking Jr. Anchor	16,990	May-25	10.0	$37.00
7700 SW 88th St Kendall, FL 33156
Dadeland Station	0.6 mi	1996 / NAP	Asking 3rd Floor Anchor	60,000	May-25	10.0	$35.00
8350-8390 South Dixie Highway Miami, FL 33143
Shops of Kendall	5.5 mi	1974 / NAP	Quoted	NAP	NAP	NAP	$48.00 - $60.00
12500-12650 SW 88th Street Miami, FL 33186
Doral Atrium	10.1 mi	2023 / NAP	Amazon Fresh	41,261	Sep-23	20.0	$28.00
7905 NW 36th Street and 3900 NW 79th Avenue Doral, FL 33166
Doral Square	10.6 mi	2022 / NAP	HomeGoods	25,876	Oct-23	10.0	$25.00
8700 NW 36th Street Doral, FL 33166
Block 55 Sawyers Walk	15.3 mi	2023 / NAP	Aldi	23,723	Dec-23	10.0	$29.25
249 NW 6th Street Miami, FL 33101
Bal Harbour Square	47.1 mi	1990 / NAP	Publix	33,496	Mar-23	20.0	$28.17
1630-1860 N Federal Highway Fort Lauderdale, FL 33305
Uptown Boca Raton	60.0 mi	2020 / NAP	Life Time Fitness Whole Foods	36,643 35,005	Oct-25 Feb-23	20.0 21.7	$25.00 $20.00
9536 Glades Road Boca Raton, FL 33434
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated June 26, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

92

Retail – Anchored 7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 67.8% 1.30x 9.2%

The Borrower and the Borrower Sponsor. The borrower is Sunshine Land Associates Limited Partnership, a Michigan limited partnership and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Shoppes at Dadeland Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Andrew Hayman, president of the Hayman Company. Founded in 1963, the Hayman Company is a privately-owned commercial real estate company with 280 employees and a portfolio consisting of 15 million square feet of commercial space and 45,000 apartment units. The Hayman Company’s real estate team has experience in all areas of real estate investment and management, including acquisition, financing, marketing, leasing, and construction management.

Property Management. The Shoppes at Dadeland Property is managed by The Hayman Company, a borrower-affiliated property management company.

Initial and Ongoing Reserves. At origination of the Shoppes at Dadeland Mortgage Loan, the borrower deposited approximately (i) $17,050 into an immediate repairs reserve, and (ii) $345,534 into a reserve account for taxes.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $69,107).

Insurance Reserve – If the liability or casualty policy maintained by the borrower covering the Shoppes at Dadeland Property does not constitute an approved blanket or umbrella policy, or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $17,756). At origination of the Shoppes at Dadeland Mortgage Loan a blanket policy was in place.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $1,583.

Leasing Reserve – The borrower is required to deposit into a leasing reserve, on a monthly basis, approximately $8,710 for future tenant improvements and leasing commissions.

Lockbox / Cash Management. The Shoppes at Dadeland Mortgage Loan is structured with a hard lockbox and springing cash management. At origination of the Shoppes at Dadeland Mortgage Loan, the borrower was required to establish a lender-controlled lockbox account and is thereafter required to immediately deposit, or cause the property manager to deposit, all revenue received by the borrower or property manager, as applicable, into such lender-controlled lockbox account. On or before the origination date, the borrower was required to send a notice to all tenants occupying space at the Shoppes at Dadeland Property directing them to pay all rent and other sums due under the applicable lease into the lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender, to be applied and disbursed in accordance with the Shoppes at Dadeland Mortgage Loan documents; and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Shoppes at Dadeland Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Shoppes at Dadeland Mortgage Loan (provided that such funds may be used to pay tenant improvements and leasing commissions to the extent there are no available funds in the leasing reserve). Upon the expiration of all Trigger Periods, the lender is required to promptly return any amounts remaining on deposit in the excess cash flow reserve account to the borrower; provided that any such amounts required to satisfy the Specified Tenant Excess Cash Flow Condition (as defined below) are required to be retained in such account until the leasing commissions, tenant allowances, tenant improvements, and free rent being reserved for have been paid or expired and the applicable tenant is open for business and paying full rent. Upon an event of default under the Shoppes at Dadeland Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (“DSCR”) falling below 1.20x, and (iii) the occurrence of a Specified Tenant Trigger Period (as defined below); and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default, (y) clause (ii) above, the date that the DSCR is equal to or greater than 1.20x for two consecutive calendar quarters, and (z) clause (iii) above, a Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the Shoppes at Dadeland Mortgage Loan documents.

A ”Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant (as defined below) being in monetary or material non-monetary default under the applicable Specified Tenant lease beyond applicable notice and cure periods, (ii) a Specified Tenant failing to be in actual, physical possession of the Specified Tenant space (or applicable portion thereof),

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

93

Retail – Anchored 7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,500,000 67.8% 1.30x 9.2%

failing to be open for business during customary hours and/or “going dark” in the Specified Tenant space (or applicable portion thereof), (iii) a Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant and (vi) a Specified Tenant failing to provide written notice to the borrower to extend or renew the applicable Specified Tenant lease on or prior to the earlier of twelve months prior to lease expiration and the expiration of the applicable Specified Tenant renewal deadline, in any such case, for a renewal term of at least five years; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence includes, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant in form and substance reasonably acceptable to the lender) of: (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below); or (2) the borrower leasing the entire Specified Tenant space (in the aggregate) pursuant to one or more leases with terms of at least five years in accordance with the applicable terms and conditions of the Shoppes at Dadeland Mortgage Loan documents, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of the space demised under its lease, all contingencies to effectiveness of each such lease have expired or been satisfied, each such lease has commenced and a rent commencement date has been established (without possibility of delay) and, in the lender’s judgment, sufficient funds have been accumulated in the excess cash flow reserve account (during the continuance of the subject Specified Tenant Trigger Period) to cover all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods, and/or rent abatement periods to be incurred in connection with any such re-tenanting (such accumulation, the “Specified Tenant Excess Cash Flow Condition”).

A “Specified Tenant” means, as applicable, (i) Brandsmart USA, (ii) any other lessee(s) of the Specified Tenant space (or any portion thereof) and (iii) any parent company of any such Specified Tenant, and any affiliate providing credit support for, or guarantor of, any such Specified Tenant lease(s).

“Specified Tenant Cure Conditions” means each of the following, as applicable (i) the applicable Specified Tenant has cured all monetary and material non-monetary defaults under the applicable Specified Tenant lease, (ii) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant space (or applicable portion thereof), open for business during customary hours and not “dark” in the Specified Tenant space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction, (v) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease and (vi) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant lease in accordance with clause (vi) of the definition of “Specified Tenant Trigger Period”, the applicable Specified Tenant has extended or renewed the applicable Specified Tenant lease in accordance with such lease and the Shoppes at Dadeland Mortgage Loan documents for a term of at least five years, and, in the lender’s judgment, the Specified Tenant Excess Cash Flow Condition has been satisfied in connection with any such renewal or extension.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The Shoppes at Dadeland Mortgage Loan permits the borrower to obtain the free release of an outparcel identified in the related loan documents, which contains parking spaces (the “Outparcel”), without prepayment or defeasance of any release price, upon satisfaction of certain conditions, including but not limited to (i) the Outparcel is legally subdivided from the remaining Shoppes at Dadeland Property (the “Remaining Property”) and constitutes a separate tax lot, (ii) compliance of the Remaining Property with legal requirements and the Remaining Property having available to it all public utilities and vehicular and pedestrian access in conformity with its current use and operation (which may be effected by reciprocal easement agreements), (iii) compliance of the release with leases and other applicable documents, (iv) the release is permitted under applicable REMIC requirements and (v) transfer of the Outparcel to another entity.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

94

Office – Suburban 13320 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 7 Ballantyne Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 55.7% 2.06x 15.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

95

Office – Suburban 13320 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 7 Ballantyne Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 55.7% 2.06x 15.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

96

Office – Suburban 13320 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 7 Ballantyne Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 55.7% 2.06x 15.2%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Office - Suburban
Borrower Sponsor:	Estein Holdings, Ltd.	Collateral:	Fee
Borrower(s):	UST Ballantyne Owner, L.P.	Location:	Charlotte, NC
Original Balance:	$40,000,000	Year Built / Renovated:	2011 / 2024
Cut-off Date Balance:	$40,000,000	Property Management:	Vanderbilt Office Properties, LLC
% by Initial UPB:	6.3%	Size:	260,958 SF
Interest Rate:	6.93900%	Appraised Value / Per SF:	$71,800,000 / $275
Note Date:	July 10, 2025	Appraisal Date:	June 17, 2025
Original Term:	120 months	Occupancy:	99.5% (as of July 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	88.6%
Original Amortization:	NAP	Underwritten NOI:	$6,068,761
Interest Only Period:	120 months	Underwritten NCF:	$5,803,637
First Payment Date:	September 6, 2025
Maturity Date:	August 6, 2035	Historical NOI(1)
Additional Debt Type:	NAP	Most Recent NOI:	NAV
Additional Debt Balance:	NAP	2024 NOI:	NAV
Call Protection:	L(23),YM1(90),O(7)	2024 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2024 NOI:	NAV

Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$153
Taxes:	$341,687	$42,711	NAP	Maturity Date Loan / SF:	$153
Insurance:	$0	$6,288	NAP	Cut-off Date LTV:	55.7%
Replacement Reserves:	$0	$8,481	NAP	Maturity Date LTV:	55.7%
TI/LC Reserve:	$0	$41,667	NAP	UW NOI DY:	15.2%
Unfunded Obligations Reserve:	$282,754	$0	NAP	UW NCF DSCR:	2.06x
Critical Tenant Reserve:	$0	Springing	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$40,000,000	55.0%	Purchase Price	$71,500,000	98.2%
Borrower Sponsor Equity	32,774,045	45.0	Closing Costs	649,604	0.9
			Upfront Reserves	624,441	0.9
Total Sources	$72,774,045	100.0%	Total Uses	$72,774,045	100.0%
(1)	Historical NOIs are not available because the Ballantyne Tower Property (as defined below) was acquired by the borrower sponsor in June 2025.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.

The Loan. The seventh largest mortgage loan (the “Ballantyne Tower Mortgage Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in an office property totaling 260,958 SF located in Charlotte, North Carolina (the “Ballantyne Tower Property”). The Ballantyne Tower Mortgage Loan is evidenced by a promissory note with an original principal balance and outstanding principal balance as of the Cut-off Date of $40,000,000.

The Ballantyne Tower Mortgage Loan was originated by Goldman Sachs Bank USA on July 10, 2025. The borrower sponsor utilized the proceeds of the Ballantyne Tower Mortgage Loan to finance the acquisition of the Ballantyne Tower Property, fund upfront obligations and pay origination costs.

The Ballantyne Tower Mortgage Loan has an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Ballantyne Tower Mortgage Loan requires interest-only payments during the full term and accrues interest at a rate of 6.93900% per annum on an Actual/360 basis. The scheduled maturity date of the Ballantyne Tower Mortgage Loan is August 6, 2035.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

97

Office – Suburban 13320 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 7 Ballantyne Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 55.7% 2.06x 15.2%

The Property. The Ballantyne Tower Property is a nine-story, suburban office building located at 13320 Ballantyne Corporate Place in Charlotte, Mecklenburg County, North Carolina. Constructed in 2011 and renovated in 2024, the Ballantyne Tower Property encompasses 260,958 square feet of net rentable area on a 5.44-acre site. The improvements benefit from capital investments totaling approximately $7.0 million over the past few years, which included upgrades to the marketplace, second floor, eighth and ninth floors, emergency call box system, and a first-floor refresh.

Key features of the Ballantyne Tower Property include floor-to-ceiling window lines, reception areas, creative meeting spaces, modern breakrooms, private conference rooms, and offices. Its amenity package offers tenants access to an on-site fitness center, a rooftop amenity terrace overlooking The Amp Ballantyne, men's and women's locker rooms with showers, an on-site cafeteria, and tenant lounges. The Ballantyne Tower Property also features a 609-space parking deck, providing a parking ratio of 2.33 spaces per 1,000 square feet of net rentable area. The Ballantyne Tower Property is situated within a professional park setting with access to Interstate 485, facilitating regional connectivity.

The Ballantyne Tower Property is located directly across the Bowl at Ballantyne, which is a newly developed mixed-use project that includes The Amp Ballantyne, a 3,500-square foot amphitheater, which contributes to the area's entertainment and community offerings.

Major Tenants. The three largest tenants by underwritten base rent at the Ballantyne Tower Property are Sirona Dental, Inc., Columbus McKinnon and SERC Reliability Corporation.

Sirona Dental, Inc. (142,625 square feet; 54.7% of NRA; 62.5% of underwritten base rent): Sirona Dental, Inc. is an American manufacturer of dental equipment and technology. The company provides a comprehensive range of products, including CAD/CAM systems, imaging systems (such as X-ray and intraoral scanners), treatment centers, and dental instruments. These products are utilized by dentists, dental clinics, and dental laboratories worldwide. Sirona Dental, Inc. is headquartered at the Ballantyne Tower Property.

Columbus McKinnon (55,300 square feet; 21.2% of NRA; 25.1% of underwritten base rent): Columbus McKinnon Corporation is a worldwide designer, manufacturer, and marketer of intelligent motion solutions for material handling. The company's products and solutions move, lift, position, and secure materials, catering to various industries, including construction, industrial, energy, and entertainment. Columbus McKinnon is headquartered at the Ballantyne Tower Property.

SERC Reliability Corporation (28,525 square feet; 10.9% of NRA; 12.1% of underwritten base rent): The SERC Reliability Corporation is a regional entity formed to promote and improve the reliability of the North American bulk power system. SERC is responsible for ensuring the reliability and security of the bulk power system across several southeastern states.

The following table presents certain information relating to the tenants at the Ballantyne Tower Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF		% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Sirona Dental, Inc.	Baa2/BBB-/NR	142,625	54.7%	$6,032,952	$42.30		62.5%	3/31/2032	N	1 x 5 yrs
Columbus McKinnon	Ba3/B+/NR	55,300	21.2%	$2,417,163	$43.71		25.1%	6/30/2036	N	1 x 5 yrs
SERC Reiliability Corporation	NR/NR/NR	28,525	10.9%	$1,164,961	$40.84		12.1%	9/30/2037	N	2 x 5 yrs
SPX Flow	NR/NR/NR	656	0.3%	$30,000	$45.73		0.3%	7/1/2026	N	None
Amenity Space/Static Vacancy	NR/NR/NR	33,852	13.0%
Occupied Total Collateral		260,958	100.0%	$9,645,076	$42.47	(3)	100.0%
(1)	Based on the underwritten rent roll dated July 1, 2025, inclusive of $280,029 of rent steps through August 31, 2026.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Excludes Amenity Space/Static Vacancy, which is being treated as occupied.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

98

Office – Suburban 13320 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 7 Ballantyne Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 55.7% 2.06x 15.2%

The following table presents certain information relating to the lease rollover schedule at the Ballantyne Tower Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	656	0.3%	0.3%	$30,000	0.3%	$45.73	1
2027	0	0.0%	0.3%	$0	0.0%	$0.00	0
2028	0	0.0%	0.3%	$0	0.0%	$0.00	0
2029	0	0.0%	0.3%	$0	0.0%	$0.00	0
2030	0	0.0%	0.3%	$0	0.0%	$0.00	0
2031	0	0.0%	0.3%	$0	0.0%	$0.00	0
2032	142,625	54.7%	54.9%	$6,032,952	62.5%	$42.30	1
2033	0	0.0%	54.9%	$0	0.0%	$0.00	0
2034	0	0.0%	54.9%	$0	0.0%	$0.00	0
2035	0	0.0%	54.9%	$0	0.0%	$0.00	0
2036 & Thereafter	83,825	32.1%	87.0%	$3,582,124	37.1%	$42.73	2
Amenity Space/Static Vacancy	33,852	13.0%	100.0%	NAP	NAP	NAP	NAP
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	260,958	100.0%		$9,645,076	100.0%	$42.47(3)	4
(1)	Based on the underwritten rent roll dated July 1, 2025, inclusive of $280,029 of rent steps through August 31, 2026.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.
(3)	Excludes Amenity Space/Static Vacancy, which is being treated as occupied.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

99

Office – Suburban 13320 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 7 Ballantyne Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 55.7% 2.06x 15.2%

The following table presents certain information relating to the Underwritten Net Cash Flow at the Ballantyne Tower Property:

Cash Flow Analysis(1)(2)
	Underwritten	U/W Per SF
Base Rental Revenue	$9,645,076	$36.96
Credit Tenant Rent Steps	864,526	$3.31
Total Commercial Reimbursement Revenue	63,698	$0.24
Other Revenue	468,583	$1.80
Potential Gross Revenue	$11,041,883	$42.31
Vacancy Loss	(1,256,170)	($4.81)
Effective Gross Revenue	$9,785,714	$37.50
Real Estate Taxes	512,530	$1.96
Insurance	75,460	$0.29
Utilities	520,068	$1.99
Repairs & Maintenance	603,378	$2.31
Janitorial	558,026	$2.14
Management Fee	293,571	$1.12
Other Expenses	1,153,919	$4.42
Total Expenses	$3,716,953	$14.24
Net Operating Income	$6,068,761	$23.26
Replacement Reserves	101,774	$0.39
TI/LC	163,350	$0.63
Net Cash Flow	$5,803,637	$22.24

Occupancy	88.6%
NCF DSCR	2.06x
NOI Debt Yield	15.2%
(1)	Based on the underwritten rent roll dated July 1, 2025, inclusive of $280,029 of rent steps through August 31, 2026.
(2)	Historical information is not available because the Ballantyne Tower Property was acquired by the borrower sponsor in June 2025.

Appraisal. According to the appraisal, the Ballantyne Tower Property had an “As-Is” value of $71,800,000 as of June 17, 2025.

Property	Appraised Value(1)	Capitalization Rate(1)
Ballantyne Tower	$71,800,000	7.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment dated June 5, 2025, there are no recognized environmental conditions or recommendations for further action at the Ballantyne Tower Property.

The Market. The Ballantyne Tower Property is situated within the South/485 submarket, which is part of the larger Charlotte office market. As of the first quarter of 2025, the submarket encompassed approximately 8,138,577 square feet of office space, constituting about 5.9% of the overall market's inventory. The occupancy rate for the South/485 submarket was 79.5% as of the first quarter of 2025 and average asking submarket rent was $38.35 per square foot.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

100

Office – Suburban 13320 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 7 Ballantyne Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 55.7% 2.06x 15.2%

The following table presents certain information regarding competitive sales of the Ballantyne Tower Property:

Competitive Sales(1)
Property Name	Sale Date	Year Built / Renovated	Parking Ratio	NRA (SF)	Sale Price	Price Per SF	OAR
Ballantyne Tower	June 2025	2011 / 2024	2.33	260,958	$71,500,000	$273.99	7.5%
LPL Financial Regional Headquarters	April 2025	2016 / NAP	1.51	451,598	$107,000,000	$236.94	8.3%
Advance Auto Parts Tower	March 2025	2020 / NAP	0.53	346,000	$137,500,000	$397.40	8.0%
Vantage South End	December 2024	2021 / 2022	0.34	625,779	$328,500,000	$524.95	7.2%
McEwen Building	January 2024	2009 / NAP	2.56	175,262	$48,750,000	$278.15	8.5%
(1)	Source: Appraisal.

The Borrower and the Borrower Sponsor. The borrower for the Ballantyne Tower Mortgage Loan is UST Ballantyne Owner, L.P., a Delaware limited partnership and single purpose entity with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Ballantyne Tower Mortgage Loan. The borrower sponsor and non-recourse carveout guarantor under the Ballantyne Tower Mortgage Loan is Estein Holdings, Ltd. (“Estein”), a Florida limited partnership. Estein and other affiliates were subject to a prior foreclosure during the COVID-19 pandemic. See “Description of the Mortgage Pool—Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

Property Management. The Ballantyne Tower Property is managed by Vanderbilt Office Properties, LLC, a third-party management company.

Initial and Ongoing Reserves.

Unfunded Obligations Reserve – On the origination date, the borrower funded an unfunded obligations reserve in the amount of $282,754.06 for September 2025 through November 2025 free rent to which SERC Reliability Corporation is entitled pursuant to its lease.

Tax Escrows – On the origination date, the borrower funded a real estate tax reserve in the amount of $341,687. On each payment date, the borrower is required to fund 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Insurance Escrows – On each payment date, except if the Ballantyne Tower Property is insured under an acceptable blanket policy, the borrower is required to fund 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

TI/LC Reserve - On each payment date, the borrower is required to fund a tenant improvement and leasing commission reserve as follows: (i) for the payment dates from September 2025 to and including August 2033, $41,666.67; and (ii) thereafter $125,000.

Capital Expenditures Reserve - On each payment date, the borrower is required to fund a capital expenditure reserve in the amount of $8,481.14 ($0.39 per square foot per annum).

Critical Tenant Reserve - On each payment date during the continuance of a Critical Tenant Trigger Event (as defined below) as it pertains to all or a portion of the Critical Tenant Space (as defined below), the borrower is required to fund a reserve account in the amount equal to (i) $40 for each square foot of Critical Tenant Space that is subject to a Critical Tenant Trigger Event, minus (a) the balance in the TI/LC reserve account as of the date of the occurrence of the Critical Tenant Trigger Event and (b) any cash deposited in the critical tenant account or letter of credit delivered to the lender in respect thereof (the “Critical Tenant Threshold Amount”), divided by (ii) 12, until the total deposits made to the such reserve account are equal to the Critical Tenant Threshold Amount.

A “Critical Tenant" means any of the following: (i) Sirona Dental, Inc. and (ii) any future tenant which takes occupancy of all or a portion of the approximate 142,625 square feet leased by Sirona Dental, Inc. if such lease constitutes a “major lease” under the Ballantyne Tower Mortgage Loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101

Office – Suburban 13320 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 7 Ballantyne Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 55.7% 2.06x 15.2%

A "Critical Tenant Trigger Event" means the occurrence of any of the following: (x) the date of the filing of a bankruptcy petition by or against any Critical Tenant or the guarantor under its lease under the Bankruptcy Code or any such Critical Tenant or guarantor is deemed legally insolvent or otherwise makes a general assignment for the benefit of creditors; (y) the Critical Tenant has not given notice to renew its lease as to at least 79% of its Critical Tenant Space as of the date that is the earlier of (a) the date required pursuant to its Critical Tenant lease or (b) 12 months prior to the expiration of its lease; or (z) the date that any Critical Tenant either (i) gives notice or there is otherwise written evidence (including from publicly available information) of an intent to terminate its lease or vacate 33% or more of its Critical Tenant Space or effectuates an early termination of its lease or (ii) is no longer operating in at least 67% of its Critical Tenant Space excluding any temporary discontinuance of its business (A) for a period not to exceed 30 consecutive days and not more than 90 days in any 12-month period so long as the Critical Tenant is otherwise in compliance with the terms of its lease, (B) caused solely by casualty or condemnation or renovations or alterations undertaken pursuant to the terms of its lease and which discontinuance, in the case of renovations, does not extend for a period in excess of 90 consecutive days and (C) caused by force majeure.

A "Critical Tenant Space" means any of the following: (i) the approximate 142,625 square feet of leased premises (the "Sirona Dental Space") subject to the existing lease, dated as of July 26, 2017, between a predecessor-in-interest to the borrower, as landlord, and Sirona Dental, as tenant (as amended, the "Sirona Dental Lease"); and (ii) the leased premises occupied by a future Critical Tenant pursuant to its Critical Tenant lease.

Lockbox / Cash Management. The Ballantyne Tower Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower and the property manager are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received into such account within two business days after receipt. On each business day funds will be swept (a) if no Ballantyne Tower Trigger Period (as defined below) is continuing, to a borrower operating account and (b) if a Ballantyne Tower Trigger Period is continuing, to the cash management account.

During the continuance of a Ballantyne Tower Trigger Period or, at the lender’s discretion, if such Ballantyne Tower Trigger Period was caused by the continuance of an event of default under the Ballantyne Tower Mortgage Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Ballantyne Tower Mortgage Loan.

A “Ballantyne Tower Trigger Period” means each period commencing when (a) the debt service coverage ratio (as calculated under the loan documents), determined as of the first day of any fiscal quarter beginning with the fiscal quarter beginning on October 1, 2026, is less than 1.35x, and ending when the debt service coverage ratio (as calculated under the Ballantyne Tower Mortgage Loan documents) and borrower has not made a cash deposit into the excess cash flow account or delivered a letter of credit to lender in an aggregate amount, when combined with the cash balance in the excess cash flow account, to equal to $1,110,834, determined as of the first day of each of two consecutive fiscal quarters thereafter is equal to or greater than 1.35x or such cash deposit or letter of credit is delivered to lender, (b) if the annual, quarterly or monthly financial reports required under the Ballantyne Tower Mortgage Loan documents are not timely delivered to the lender as and when required (subject to any applicable notice and cure periods) and ending when such reports are delivered and they indicate, in fact, that no Ballantyne Tower Trigger Period is ongoing or (c) during the continuance of a mortgage loan event of default.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. The beneficial owners of a successor borrower are permitted to obtain a mezzanine loan secured by their interests in such successor borrower in connection with the sale of the Ballantyne Tower Property and assumption of the Ballantyne Tower Mortgage Loan, subject to the satisfaction of certain conditions, including, among others: (i) no event of default under the Ballantyne Tower Mortgage Loan is continuing, (ii) the loan-to-value ratio (as calculated under the Ballantyne Tower Mortgage Loan documents and taking into account the mezzanine loan and the Ballantyne Tower Mortgage Loan) is no greater than 55.71%, (iii) the debt yield (as calculated under the Ballantyne Tower Mortgage Loan documents and taking into account the mezzanine loan and the Ballantyne Tower Mortgage Loan) is at least 16.12%, (iv) the debt service coverage ratio (as calculated under the Ballantyne Tower Mortgage Loan documents and taking into account the mezzanine loan and the Ballantyne Tower Mortgage Loan) is at least 2.03x, (v) the execution of an intercreditor agreement that is reasonably acceptable to the lender; and (vi) receipt of a rating agency confirmation.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

102

Office – CBD 7-17 James Street and 23-27 Washington Street Newark, NJ 07102	Collateral Asset Summary – Loan No. 8 Audible - Amazon	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,975,041 43.1% 1.97x 13.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

103

Office – CBD 7-17 James Street and 23-27 Washington Street Newark, NJ 07102	Collateral Asset Summary – Loan No. 8 Audible - Amazon	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,975,041 43.1% 1.97x 13.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

104

Office – CBD 7-17 James Street and 23-27 Washington Street Newark, NJ 07102	Collateral Asset Summary – Loan No. 8 Audible - Amazon	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,975,041 43.1% 1.97x 13.9%
Mortgage Loan Information		Property Information
Loan Seller:	UBS AG	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office – CBD
Borrower Sponsor(s):	Matthew R. Kaplan	Collateral:	Fee
Borrower(s):	Fleet James Street Owner LLC	Location:	Newark, NJ
Original Balance(1):	$29,975,041	Year Built / Renovated:	1933 / 2016-2019
Cut-off Date Balance(1):	$29,975,041	Property Management:	Fidelco Management Services LLC
% by Initial UPB:	4.7%	Size:	79,459 SF
Interest Rate:	6.99100%	Appraised Value / Per SF:	$69,600,000 / $876
Note Date:	July 16, 2025	Appraisal Date:	May 2, 2025
Original Term:	120 months	Occupancy:	100.0% (as of August 6, 2025)
Amortization(2):	Interest Only, Amortizing Balloon – ARD	UW Economic Occupancy:	100.0%
Original Amortization:	261 months	Underwritten NOI:	$4,175,000
Interest Only Period:	116 months	Underwritten NCF:	$4,175,000
First Payment Date:	September 6, 2025
Maturity Date(2):	August 6, 2035	Historical NOI
Additional Debt Type:	B-Note	Most Recent NOI:	$4,175,000 (TTM May 31, 2025)
Additional Debt Balance:	$10,424,959	2024 NOI:	$4,175,000
Call Protection:	L(24),D(89),O(7)	2023 NOI:	$4,175,000
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$4,175,000

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$0	Springing	NAP	Cut-off Date Loan / SF:	$377	$508
Insurance:	$72,510	Springing	NAP	Maturity Date Loan / SF:	$372	$372
Replacement Reserves:	$0	Springing	NAP	Cut-off Date LTV:	43.1%	58.0%
TI / LC:	$0	Springing	NAP	Maturity Date LTV:	42.5%	42.5%
Material Tenant Reserve:	$0	Springing	NAP	UW NOI DY:	13.9%	10.3%
				UW NCF DSCR(4):	1.97x	1.15x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan(1)	$29,975,041	74.2%	Loan Payoff	$39,224,623	97.1%
Subordinate Loan	10,424,959	25.8	Return of Equity	582,494	1.4
			Closing Costs	520,373	1.3
			Upfront Reserves	72,510	0.2
Total Sources	$40,400,000	100.0%	Total Uses	$40,400,000	100.0%
(1)	The Mortgage Loan Information presented above is based on the Audible - Amazon Senior Loan (as defined below).
(2)	Maturity Date is represented by the anticipated repayment date (“ARD”) of August 6, 2035 with a final maturity of January 6, 2039.
(3)	Please see “—Initial and Ongoing Reserves” and “—Lockbox / Cash Management” below for further discussion of reserve information.
(4)	The monthly debt service payments on the Audible - Amazon Whole Loan (as defined below) are based on an initial interest rate of 6.99100% per annum and a 261-month amortization schedule on the Audible - Amazon Whole Loan. All principal amortization (prior to an event of default) on the Audible - Amazon Whole Loan is allocated to the Audible - Amazon Subordinate Note (as defined below), which will result in the Audible - Amazon Subordinate Note amortizing on a 116-month schedule (the monthly payment date four months prior to the ARD); as a result, during the initial 116-month period, the Audible - Amazon Senior Loan is interest only. If, at month 116, the Audible - Amazon Subordinate Note has not been paid in full, then the borrower is required to make an additional principal payment to fully satisfy the Audible - Amazon Subordinate Note. Following the repayment in full of the Audible - Amazon Subordinate Note, all principal amortization on the Audible - Amazon Whole Loan is allocated to the Audible - Amazon Senior Loan. Commencing on the ARD and each payment date thereafter, the Audible - Amazon Whole Loan will accrue interest at an adjusted interest rate of 8.99100% per annum; provided, however, interest accrued at the excess of the adjusted interest rate over the initial interest rate will be deferred and will be paid on the maturity date to the extent not paid sooner by the borrower. The Audible - Amazon Senior Loan UW NCF DSCR shown above is based on the interest only debt service of the Audible - Amazon Senior Loan.

The Loan.  The eighth largest mortgage loan (the “Audible - Amazon Senior Loan”) is secured by the borrower’s fee interest in a 79,459 SF, Class A, office property located in the central business district (“CBD”) of Newark, New Jersey (the “Audible - Amazon Property”). The Audible - Amazon Senior Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

105

Office – CBD 7-17 James Street and 23-27 Washington Street Newark, NJ 07102	Collateral Asset Summary – Loan No. 8 Audible - Amazon	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,975,041 43.1% 1.97x 13.9%

of approximately $29,975,041. In addition to the Audible - Amazon Senior Loan, there is a subordinate note with an outstanding principal balance as of the Cut-off Date of approximately $10,424,959 (the “Audible - Amazon Subordinate Note”) and together with the Audible - Amazon Senior Loan, has an aggregate outstanding principal balance as of the Cut-off Date of $40,400,000 (collectively, the “Audible - Amazon Whole Loan”). The Audible - Amazon Senior Loan was originated on July 16, 2025 by UBS AG and accrues interest at a fixed rate of 6.99100% per annum. The Audible - Amazon Senior Loan has an initial term of 10 years with interest only payments for 116 months and four months of amortization based on a 261-month schedule. The Audible - Amazon Subordinate Note accrues interest at a fixed rate of 6.99100% per annum. The ARD of the Audible - Amazon Whole Loan is August 6, 2035 with a final maturity date of January 6, 2039. Commencing on the ARD and each payment date thereafter, the Audible - Amazon Whole Loan will accrue interest at an adjusted interest rate of 8.99100% per annum; provided, however, interest accrued at the excess of the adjusted interest rate over the initial interest rate will be deferred and will be paid on the maturity date to the extent not paid sooner by the borrower.

The Audible - Amazon Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2025-B41 securitization trust. The relationship between the holders of the Audible - Amazon Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Audible - Amazon Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A	$29,975,041	$29,975,041	Benchmark 2025-B41	No
B	$10,424,959	$10,424,959	New York State Teachers’ Retirement System	Yes
Whole Loan	$40,400,000	$40,400,000

The Property. The Audible - Amazon Property is a 79,459 SF, Class A, CBD office property located in Newark, New Jersey. The Audible - Amazon Property has been 100.0% leased to Audible, Inc. (“Audible”), a subsidiary of Amazon.com, Inc. (“Amazon”), since February 2019. The Audible - Amazon Property consists of three pre-war buildings built in 1933 that comprise the former Second Presbyterian Church. The Audible - Amazon Property was restored for Audible from 2016 to 2019 at a total cost of approximately $67.3 million. Renovations included restoring historical elements of the prior church, interconnecting the three buildings, and rebuilding the interior with all new systems, new floors, and new finishes throughout. The complex is now known as the Amazon-Audible Innovation Center. In exchange for renovating the Amazon-Audible Innovation Center, Audible was awarded a tax credit of up to approximately $39.4 million under the state’s Grow New Jersey Assistance Program.

Amenities at the Audible - Amazon Property include an auditorium, a bowling alley, a full-service cafeteria, conference rooms, lounges, wellness rooms, locker rooms, a library and a coffee bar. Audible employees are currently working five days a week in the office due to Amazon’s mandate that all corporate employees return for five days a week effective January 2025. The Audible - Amazon Property sits on an approximately 0.47-acre site with access to a parking lot for employees located at 80 Orange Street, approximately one block northwest of the Audible - Amazon Property. Audible also runs a shuttle from the nearby NJ Transit commuter rail and the Newark light rail to the Audible - Amazon Property.

Sole Tenant. The sole tenant at the Audible - Amazon Property is Audible, an American online audiobook and podcast service that allows users to purchase and stream audiobooks and other forms of spoken-word content. Audible, a subsidiary of Amazon (rated A1/AA/AA- by Moody’s/S&P/Fitch), has a 20-year initial lease term that commenced in February 2019 and expires in January 2039 with a base annual rental rate of $4,175,000 ($52.54 PSF) triple-net. Audible has two, 10-year renewal options remaining and no termination options. Founded in 1994 and headquartered in Seattle, Washington and Arlington, Virginia, Amazon is an online retailer and web service provider offering a wide range of products and services. The Audible lease at the Audible - Amazon Property has a limited lease guaranty provided by Amazon.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

106

Office – CBD 7-17 James Street and 23-27 Washington Street Newark, NJ 07102	Collateral Asset Summary – Loan No. 8 Audible - Amazon	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,975,041 43.1% 1.97x 13.9%

The following table presents certain information relating to the sole tenant at the Audible - Amazon Property:

Tenant Summary(1)
Tenant	Ratings (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)	Renewal Option

Audible	A1/AA/AA-	79,459	100.0%	$4,175,000	$52.54	100.0%	1/31/2039	N	2 x 10 yr
Total Occupied		79,459	100.0%	$4,175,000	$52.54	100.0%
Vacant		0	0.0%
Collateral Total		79,459	100.0%

(1)	Based on the underwritten rent roll dated as of August 6, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Audible - Amazon Property, based on the initial lease expiration date:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	0	0.0%	0.0%	$0	0.0%	$0.00	0
2034	0	0.0%	0.0%	$0	0.0%	$0.00	0
2035	0	0.0%	0.0%	$0	0.0%	$0.00	0
2036 & Thereafter	79,459	100.0%	100.0%	$4,175,000	100.0%	$52.54	1
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	79,459	100.0%		$4,175,000	100.0%	$52.54	1
(1)	Based on the underwritten rent roll dated as of August 6, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

107

Office – CBD 7-17 James Street and 23-27 Washington Street Newark, NJ 07102	Collateral Asset Summary – Loan No. 8 Audible - Amazon	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,975,041 43.1% 1.97x 13.9%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Audible - Amazon Property:

Cash Flow Analysis
	2022	2023	2024	TTM 5/31/2025	U/W	U/W PSF
Base Rent	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$52.54
Potential Income from Vacant Space	0	0	0	0	0	$0.00
Gross Potential Rent	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$52.54
Total Reimbursements	0	0	0	0	0	$0.00
Net Rental Income	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$52.54
Other Income	0	0	0	0	0	$0.00
(Vacancy & Credit Loss)	0	0	0	0	0	$0.00
Effective Gross Income	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$52.54

Total Expenses	$0	$0	$0	$0	$0	$0.00

Net Operating Income	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$52.54
Replacement Reserves	0	0	0	0	0	$0.00
TI/LC	0	0	0	0	0	$0.00
Net Cash Flow	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$4,175,000	$52.54

Occupancy %(1)	100.0%	100.0%	100.0%	100.0%	100.0%
NCF DSCR(2)	1.97x	1.97x	1.97x	1.97x	1.97x
NOI Debt Yield(2)	13.9%	13.9%	13.9%	13.9%	13.9%
(1)	Historical occupancies represent year-end annual physical occupancies. The UW Occupancy % represents the economic occupancy.
(2)	Metrics are based on the Audible - Amazon Senior Loan.

Appraisal. According to the appraisal, the Audible - Amazon Property had an “as-is” appraised value of $69,600,000 as of May 2, 2025. The table below shows the appraisal’s “as-is” conclusions.

Audible - Amazon Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Audible - Amazon	$69,600,000	6.00%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment dated May 9, 2025, there was no evidence of any recognized environmental conditions at the Audible - Amazon Property.

The Market. The Audible - Amazon Property is located in Newark, New Jersey, within the CBD and just east of the University Heights neighborhood. The Audible - Amazon Property is approximately 11.1 miles west of New York City, approximately 4.1 miles north of Newark Liberty International Airport, approximately 0.9 miles northwest of Newark-Penn Station, which serves as Newark's largest intercity bus station and train station and is the seventh busiest rail station in the United States, and one block south of Audible’s headquarters at One Washington Place. Primary access to the Audible - Amazon Property is provided by I-280, approximately two blocks from the Audible - Amazon Property, as well as the Newark Broad Street NJ Transit train station, approximately 0.3 miles north of the Audible - Amazon Property, and the Harriet Tubman Square Station of the Newark Light Rail, approximately 0.1 miles east of the Audible - Amazon Property.

Other venues within proximity to the Audible - Amazon Property include the New Jersey Performing Arts Center, the Newark Symphony Hall, the Prudential Center, the Newark Museum, Military Park, and the New Jersey Historical Society. Downtown Newark is home to Seton Hall University School of Law, Rutgers University’s Business School and Law School campuses, New Jersey Institute of Technology and the Government Center, an area of municipal and federal government offices.

According to a third-party market research report, the Audible - Amazon Property is located in the Northern New Jersey office market within the Newark office submarket. As of April 2025, the Newark office submarket contained 24,661,113 square feet of office inventory space with an average rent of $33.42 PSF and a vacancy rate of 9.9%. No new office product has been delivered to the submarket over the past three years. Newark office asking rents of $33.42 PSF exceed the Northern New Jersey office market average of $29.26 PSF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

108

Office – CBD 7-17 James Street and 23-27 Washington Street Newark, NJ 07102	Collateral Asset Summary – Loan No. 8 Audible - Amazon	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,975,041 43.1% 1.97x 13.9%

According to a third-party market research report, the estimated 2025 population within a one-, three- and five-mile radius of the Audible - Amazon Property was 52,711, 407,986 and 795,075, respectively, and the estimated 2025 average household income within the same radii was $84,792, $77,905 and $96,060, respectively.

The table below presents certain information relating to office leases comparable to the Audible - Amazon Property identified by the appraisal:

Comparable Office Leases(1)
Property Name	Year Built / Renovated	Total NRA	Occupancy	Tenant	Rent PSF	Lease Date	Lease Term (Years)
Audible – Amazon Newark, NJ	1933 / 2016-2019	79,459(2)	100.0%(2)	Audible (2)	$52.54(2)	Feb-19(2)	20.0(2)
1 Washington Street Newark, NJ	1970 / 2001	410,000	NAV	Audible (Renewal)	$33.46	Q2-25	3.0
111 Wood Avenue South Iselin, NJ	2010 / NAP	279,000	NAV	WellPoint, Inc.	$44.00	Jan-25	NAV
400 Connell Drive Berkeley Heights, NJ	2002 / NAP	262,000	NAV	Kennedy's Law Firm	$44.00	Nov-24	12.0
1717 Arch Street Philadelphia, PA	1990 / 2018-2019	1,020,000	NAV	Polsinelli	$34.50	Oct-24	NAV
1 Newark Center Newark, NJ	1992 / NAP	527,000	NAV	NJCRIB Arup	$34.50 $34.50	Feb-24 Jan-24	10.0 10.0
2 Gateway Center Newark, NJ	1900 / 2018-2022	798,000	NAV	NJ Transit	$39.00	Jun-23	25.0
140 Broad Street Red Bank, NJ	1959 / 2023-2024	37,351	NAV	UBS	$45.00	Mar-23	10.0
110 Edison Place Newark, NJ	2019 / NAP	402,500	NAV	Active Listing	$42.00	Available	Negotiable
(1)	Information obtained from the appraisal, unless otherwise specified.
(2)	Based on the underwritten rent roll dated as of August 6, 2025.

The Borrower and the Borrower Sponsor. The borrower is Fleet James Street Owner LLC, a Delaware limited liability company and single purpose entity with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Audible - Amazon Whole Loan.

The borrower sponsor is Matthew R. Kaplan, the manager of the property management company, Fidelco Management Services LLC. The non-recourse carveout guarantors are the Estate of Marc E. Berson and the Marital Trust u/w/o Marc E. Berson Deceased. Marc E. Berson was the founder of Fidelco Realty Group, an owner-developer of residential, commercial and industrial properties primarily located in New York, New Jersey, Florida, and Ohio. For over 45 years, Fidelco Realty Group has been an investor in properties that require rehabilitation, repositioning and/or environmental remediation, restoring these properties for the benefit of local communities.

Property Management. The Audible - Amazon Property is currently managed by Fidelco Management Services LLC, an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. On the origination date, the borrower was required to reserve approximately $72,510 for insurance premiums.

Tax Escrows – On a monthly basis, the borrower is required to deposit into a real estate tax reserve an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next 12 months; provided, however, no monthly payment is required so long as (i) no event of default has occurred and is continuing, (ii) all of the Audible - Amazon Property is demised pursuant to the Audible lease, (iii) the Audible lease is in full force and effect, (iv) no Material Tenant Trigger Event (as defined below) has occurred and is continuing, (v) Audible is obligated pursuant to the terms and conditions of the Audible lease to pay all taxes directly to the applicable governmental authorities in full in a timely manner and (vi) Audible pays all taxes directly to the applicable governmental authorities in full in a timely manner and the borrower provides evidence, in form and substance reasonably satisfactory to the lender, of such performance by Audible to the lender.

Insurance Escrows – On a monthly basis, unless the Audible - Amazon Property is insured under an acceptable blanket policy (among other conditions related to such blanket policy as described in the related loan documents), the borrower is required to escrow 1/12th of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

109

Office – CBD 7-17 James Street and 23-27 Washington Street Newark, NJ 07102	Collateral Asset Summary – Loan No. 8 Audible - Amazon	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,975,041 43.1% 1.97x 13.9%

the annual estimated insurance payments. As of the origination date of the Audible - Amazon Whole Loan, a blanket insurance policy was in place.

Replacement Reserve – On a monthly basis, the borrower is required to escrow $1,324 for replacement reserves; provided, however, no monthly payment is required so long as (i) no event of default has occurred and is continuing, (ii) all of the Audible - Amazon Property is demised pursuant to the Audible lease, (iii) the Audible lease is in full force and effect, (iv) no Material Tenant Trigger Event has occurred and is continuing, (v) Audible is obligated pursuant to the terms and conditions of the Audible lease to maintain the Audible - Amazon Property in a condition reasonably acceptable to the lender and (vi) Audible maintains the Audible - Amazon Property in a condition reasonably acceptable to the lender and the borrower provides evidence, in form and substance reasonably satisfactory to the lender, of such performance by Audible to the lender.

TI/LC Reserve – On a monthly basis, the borrower is required to escrow $13,243 for tenant allowances, tenant improvements and leasing commissions; provided, however, no monthly payment is required so long as (i) the Audible lease is in full force and effect at the entire Audible - Amazon Property, (ii) no Material Tenant Trigger Event has occurred and is continuing and (iii) no event of default has occurred and is continuing.

Lockbox / Cash Management. The Audible - Amazon Whole Loan is structured with a hard lockbox and springing cash management upon the occurrence and continuance of a Cash Management Trigger Event (as defined below). All rents received from the Audible - Amazon Property are required to be deposited directly into the lockbox account or, if received by the borrower or the property manager, as applicable, deposited within one business day of receipt. During the occurrence of a Cash Management Trigger Event, all funds in the lockbox account are required to be swept each business day to a lender-controlled cash management account and disbursed in accordance with the Audible - Amazon Whole Loan documents, and all excess funds on deposit in the cash management account (after payment of required monthly reserve deposits, debt service payment on the Audible - Amazon Whole Loan, operating expenses and cash management bank fees) will be applied as follows: (a) if the borrower fails to pay, prepay, or defease the Audible - Amazon Whole Loan in full in accordance with Audible - Amazon Whole Loan documents on or before the monthly payment date that occurs one month prior to the ARD (an “ARD Failure Event”), to the lender-controlled excess cash flow account, (b) provided that no ARD Failure Event has occurred, if a Material Tenant Trigger Event has occurred and is continuing, to a Material Tenant (as defined below) rollover reserve, (c) if a Cash Sweep Trigger Event (as defined below) has occurred and is continuing (to the extent not previously swept pursuant to an ARD Failure Event), to the lender-controlled excess cash flow account or (d) if no ARD Failure Event, Material Tenant Trigger Event or Cash Sweep Trigger Event has occurred and is continuing, to an account designated by the borrower.

A “Cash Management Trigger Event” means a period commencing upon the occurrence of (i) an event of default under the Audible - Amazon Whole Loan documents, (ii) any bankruptcy action involving any of the borrower, any general partner, managing member or sole member (each, a “SPC Party”), any guarantors or the property manager, (iii) the trailing 12-month period Audible - Amazon Whole Loan debt service coverage ratio (“DSCR”) falling below 1.05x, (iv) the indictment for fraud or misappropriation of funds by any of the borrower, the SPC Party, any guarantor, the borrower sponsor or an affiliated or third-party property manager (provided that, in the case of the third-party property manager, such fraud or misappropriation is related to the Audible - Amazon Property), or any director or officer of the aforementioned parties, (v) a Material Tenant Trigger Event or (vi) an ARD Failure Event, and expiring upon, with respect to (a) clause (i) above, the cure of such event of default, (b) clause (ii) above, the filing being discharged or dismissed within 60 days, and the lender’s determination that such filing does not materially and adversely affect the borrower’s, the SPC Party’s, the applicable guarantor’s or property manager’s obligations, or with respect to the property manager, the replacement of such property manager, (c) clause (iii) above, the trailing 12-month DSCR being at least 1.10x for two consecutive calendar quarters, (d) clause (iv) above, the dismissal of the applicable indictment with prejudice or acquittal of the applicable person, or the replacement of the affiliated property manager with a third-party property manager that constitutes a qualified property manager under the Audible - Amazon Whole Loan documents or (e) clause (v) above, the cure of such Material Tenant Trigger Event. There is no Cash Management Trigger Event cure following a Cash Management Trigger Event caused by an ARD Failure Event.

A “Cash Sweep Trigger Event” means a period commencing upon the occurrence of (i) an event of default under the Audible - Amazon Whole Loan documents, (ii) any bankruptcy action involving any of the borrower, a SPC Party, any guarantor or an affiliated property manager, (iii) the trailing 12-month period DSCR falling below 1.05x or (iv) an ARD Failure Event, and expiring upon, with respect to (a) clause (i) above, the cure of such event of default, (b) clause (ii) above, as to an involuntary filing, the filing being discharged or dismissed within 45 days, and the lender’s determination that such filing does not materially and adversely affect the borrower’s, the SPC Party’s, the applicable guarantor’s or the affiliated property manager’s obligations, or with respect to the property manager, the replacement of such property manager or (c) clause (iii) above, the trailing 12-month DSCR is at least 1.10x for two consecutive calendar quarters. There is no Cash Sweep Trigger Event cure following a Cash Sweep Trigger Event caused by an ARD Failure Event.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

110

Office – CBD 7-17 James Street and 23-27 Washington Street Newark, NJ 07102	Collateral Asset Summary – Loan No. 8 Audible - Amazon	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,975,041 43.1% 1.97x 13.9%

A “Material Tenant” means (i) Audible or (ii) any tenant at the Audible - Amazon Property that, individually or together with its affiliates, either (a) leases no less than 25% of the total rentable square footage of the Audible - Amazon Property or (b) accounts for (or would account for) no less than 25% of the total in-place base rent at the Audible - Amazon Property.

A “Material Tenant Trigger Event” means a period commencing upon the occurrence of (i) a Material Tenant giving notice of its intention to terminate or not to extend or renew its lease, (ii) on or prior to the date that is 12 months prior to the then applicable expiration date under its Material Tenant lease, a Material Tenant does not extend such Material Tenant lease, (iii) on or prior to the date that a Material Tenant is required under its Material Tenant lease to notify the borrower of its election to extend such Material Tenant lease, the Material Tenant does not give such notice, (iv) a monetary or material non-monetary event of default under a Material Tenant lease occurring and continuing beyond any applicable notice and/or cure period, (v) a bankruptcy action of a Material Tenant or a lease guarantor of any Material Tenant lease occurring, (vi) a Material Tenant lease being terminated (in whole or in part) or is no longer in full force and effect, (vii) (a) a Material Tenant “going dark”, vacating, ceasing to occupy or ceasing to conduct business in the ordinary course at all or a portion exceeding 25% of its Material Tenant space and (b) (1) a Material Tenant fails to satisfy a long term unsecured debt rating of at least “AA” by S&P, “A1” by Moody’s and “AA-” by Fitch (the “Required Ratings”) or (2) a monetary or material non-monetary event of default occurs under a Material Tenant, (viii) a Material Tenant announcing or disclosing publicly its intention to relocate from or vacate all or any portion of its Material Tenant space, (ix) if (a) all or a portion exceeding 25% of a Material Tenant space is marketed for sublease by or on behalf of a Material Tenant and (b)(1) if the debt rating of a Material Tenant or its lease guarantor fails to satisfy the Required Ratings or (2) a monetary or material non-monetary event of default occurs under a Material Tenant or (x) if the debt rating of a Material Tenant or its lease guarantor fails to satisfy the Required Ratings, and expiring upon, with respect to (a) clauses (i), (ii), (iii), (vi), (vii), (viii) or (ix) above, (1) the applicable Material Tenant lease is extended with respect to all or substantially all of the applicable Material Tenant space or (2) all or substantially all of the applicable Material Tenant space is leased under one or more qualified leases provided that, in each case, the occupancy conditions have been satisfied as reasonably determined by the lender, (b) clause (i) above, the unconditional revocation or rescission by the applicable Material Tenant of all termination or non-extension notices with respect to its Material Tenant lease, (c) clause (iv) above, a cure of the applicable event of default, (d) clause (v) above, the affirmation of the Material Tenant lease in the applicable bankruptcy proceeding and confirmation that the Material Tenant is actually paying all rents and other amounts under its lease (or, if applicable, the discharge or dismissal of the applicable Material Tenant lease guarantor from the applicable bankruptcy proceeding; provided that such bankruptcy (after dismissal or discharge) does not have an adverse effect on such Material Tenant lease guarantor’s ability to perform its obligations under its lease guaranty), (e) clause (vii) above, the applicable Material Tenant re-commences its operations and the conduct of business in the ordinary course at its Material Tenant space or the applicable portion thereof, as the case may be, such that it is no longer dark, and has not vacated or ceased to conduct business in the ordinary course at the applicable property or a portion thereof, (f) clause (viii) above, the unconditional retraction by the applicable Material Tenant of all announcements or disclosures of its intention to relocate from or vacate any portion of its Material Tenant space, (g) clause (ix) above, the unconditional cessation of all marketing efforts by or on behalf of the applicable Material Tenant with respect to its Material Tenant space and (h) clause (x) above, the debt rating of the applicable Material Tenant or the applicable lease guarantor is raised or otherwise modified such that it satisfies the Required Ratings.

Current Mezzanine or Secured Subordinate Indebtedness. The Audible - Amazon Property also secures the Audible - Amazon Subordinate Note, which has a Cut-off Date principal balance of approximately $10,424,959 and is co-terminus with the Audible - Amazon Senior Loan. The monthly debt service payments on the Audible - Amazon Whole Loan are based on an initial interest rate of 6.99100% per annum and a 261-month amortization schedule on the Audible - Amazon Whole Loan. Principal amortization (prior to an event of default) on the Audible - Amazon Whole Loan is allocated to the Audible - Amazon Subordinate Note, which will result in the Audible - Amazon Subordinate Note amortizing on a 116-month schedule (the monthly payment date four months prior to the ARD); as a result, during the initial 116-month period, the Audible - Amazon Senior Loan is interest only. If, at month 116, the Audible - Amazon Subordinate Note has not been paid in full, then the borrower is required to make an additional principal payment to fully satisfy the Audible - Amazon Subordinate Note. Following the repayment in full of the Audible - Amazon Subordinate Note, all principal amortization on the Audible - Amazon Whole Loan is allocated to the Audible - Amazon Senior Loan. Commencing on the ARD and each payment date thereafter, the Audible - Amazon Whole Loan will accrue interest at an adjusted interest rate of 8.9910% per annum; provided, however, interest accrued at the excess of the adjusted interest rate over the initial interest rate will be deferred and will be paid on the maturity date to the extent not paid sooner by the borrower. Except as discussed above, the Audible - Amazon Senior Loan is senior in right of payment to the Audible - Amazon Subordinate Note, , as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced AB Whole Loan” in the Preliminary Prospectus.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

111

Retail – Anchored 7021 and 7001-7013 Hollywood Boulevard Hollywood, CA 90028	Collateral Asset Summary – Loan No. 9 The Hollywood Collection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 71.8% 1.48x 10.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

112

Retail – Anchored 7021 and 7001-7013 Hollywood Boulevard Hollywood, CA 90028	Collateral Asset Summary – Loan No. 9 The Hollywood Collection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 71.8% 1.48x 10.5%

7021 HOLLYWOOD

STREET LEVEL
CVS pharmacy
SUBWAY
OPEN BELOW
DN
DN
TARGET
UPPER LEVEL
LA|FITNESS.
LOWER LEVEL
PARKING STRUCTURE
SHARED PATIO
TARGET

THE PETERSON BUILDING

FIRST LEVEL
LA LA LAND
Marshalls
LOBBY
SECOND LEVEL
Marshalls
N. ORANGE DRIVE
HOLLYWOOD BOULEVARD
Vacant
Leased

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

113

Retail – Anchored 7021 and 7001-7013 Hollywood Boulevard Hollywood, CA 90028	Collateral Asset Summary – Loan No. 9 The Hollywood Collection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 71.8% 1.48x 10.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

114

Retail – Anchored 7021 and 7001-7013 Hollywood Boulevard Hollywood, CA 90028	Collateral Asset Summary – Loan No. 9 The Hollywood Collection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 71.8% 1.48x 10.5%
Mortgage Loan Information		Property Information
Loan Seller:	UBS AG	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Retail – Anchored
Borrower Sponsor(s):	Kamyar Mateen and Tyler Mateen	Collateral:	Fee
Borrower(s):	Hollywood Block LLC	Location:	Hollywood, CA
Original Balance(1):	$24,000,000	Year Built / Renovated:	1929, 1990 / 2014
Cut-off Date Balance(1):	$24,000,000	Property Management:	Grand Canyon Center GP, LLC
% by Initial UPB:	3.8%	Size:	180,797 SF
Interest Rate:	6.68000%	Appraised Value / Per SF:	$69,200,000 / $383
Note Date:	June 23, 2025	Appraisal Date:	May 20, 2025
Original Term:	120 months	Occupancy:	86.0% (as of May 31, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	87.7%
Original Amortization:	NAP	Underwritten NOI:	$5,235,504
Interest Only Period:	120 months	Underwritten NCF:	$4,981,102
First Payment Date:	August 6, 2025
Maturity Date:	July 6, 2035	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$5,128,361 (TTM March 31, 2025)
Additional Debt Balance(1):	$25,680,000	2024 NOI:	$5,006,500
Call Protection:	L(25),D(88),O(7)	2023 NOI:	$5,247,900
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$5,426,464

Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$275
Taxes:	$456,241	$104,642	NAP	Maturity Date Loan / SF:	$275
Insurance:	$27,899	$10,730	NAP	Cut-off Date LTV:	71.8%
Replacement Reserves:	$0	$3,013	NAP	Maturity Date LTV:	71.8%
TI/LC Reserves:	$500,000	Springing	$500,000	UW NOI DY:	10.5%
Immediate Repairs:	$19,031	$0	NAP	UW NCF DSCR:	1.48x
Material Tenant Reserve:	$1,000,000	Springing	(2)

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$49,680,000	69.7%	Purchase Price	$69,000,000	96.7%
Borrower Sponsor Equity	21,643,799	30.3	Upfront Reserves	2,003,171	2.8
			Closing Costs	320,629	0.4
Total Sources	$71,323,799	100.0%	Total Uses	$71,323,799	100.0%
(1)	The Hollywood Collection Mortgage Loan (as defined below) is part of a whole loan evidenced by two pari passu promissory notes with an aggregate original principal balance of $49,680,000 (“The Hollywood Collection Whole Loan”). Financial Information is based on The Hollywood Collection Whole Loan.
(2)	Please see “—Initial and Ongoing Reserves” and “—Lockbox / Cash Management” below for further discussion of reserve information.

The Loan. The Hollywood Collection mortgage loan (“The Hollywood Collection Mortgage Loan”) is secured by the borrower’s fee simple interest in a 180,797 square foot anchored retail center located in Hollywood, California (“The Hollywood Collection Property”). The Hollywood Collection Whole Loan consists of two pari passu notes and accrues interest at a fixed rate of 6.68000% per annum. The Hollywood Collection Whole Loan has a 10-year term, is interest only for the entire term and accrues interest on an Actual/360 basis. The Hollywood Collection Whole Loan was originated on June 23, 2025 by UBS AG. The Hollywood Collection Mortgage Loan is evidenced by the non-controlling Note A-2, with a principal balance as of the Cut-off Date of $24,000,000. The Hollywood Collection Whole Loan is serviced pursuant to the pooling and servicing agreement for the BBCMS 2025-C35 securitization trust. The relationship between the holders of The Hollywood Collection Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

115

Retail – Anchored 7021 and 7001-7013 Hollywood Boulevard Hollywood, CA 90028	Collateral Asset Summary – Loan No. 9 The Hollywood Collection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 71.8% 1.48x 10.5%

The table below identifies the promissory notes that comprise The Hollywood Collection Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$25,680,000	$25,680,000	BBCMS 2025-C35	Yes
A-2	$24,000,000	$24,000,000	Benchmark 2025-B41	No
Whole Loan	$49,680,000	$49,680,000

The Property. The Hollywood Collection Property is a 180,797 square foot anchored shopping center located on the north side of Hollywood Boulevard in Hollywood, California. The Hollywood Collection Property is anchored by L.A. Fitness Sports Clubs (“LA Fitness”) (23.8% of NRA; 24.4% of underwritten base rent), Target (21.5% of NRA; 21.3% of underwritten base rent), Marshalls (17.7% of NRA; 4.0% of underwritten base rent) and La La Land (16.3% of NRA; 39.5% of underwritten base rent). As of May 31, 2025, The Hollywood Collection Property was 86.0% occupied by eight tenants. Investment-grade tenants represent 45.2% of NRA and 32.6% of underwritten base rent at The Hollywood Collection Property with seven of the eight tenants having been in occupancy for over ten years. In addition, The Hollywood Collection Property owns a large format, double-sided rooftop billboard with visibility to both eastbound and westbound traffic along Hollywood Boulevard.

The Hollywood Collection Property consists of two buildings situated on two parcels totaling approximately 2.8 acres and includes a multi-level subterranean parking garage with 661 parking spaces (3.7 spaces per 1,000 square feet). Built in 1990, the three-story 7021 Hollywood Boulevard building totals 119,481 square feet and is occupied by Target, LA Fitness, CVS and Subway. Built in 1929 and most recently renovated in 2014, the two-story 7001-7013 Hollywood Boulevard building totals 61,316 square feet and is occupied by Marshalls and La La Land.

Major Tenants.

LA Fitness (43,000 square feet; 23.8% of NRA; 24.4% of underwritten base rent). LA Fitness (S&P: B) is a privately-owned fitness club chain that operates more than 700 locations in the U.S. and Canada and was established in Southern California in 1984. LA Fitness occupies 43,000 square feet of space under a lease that commenced April 6, 2006, with a current lease expiration date of April 5, 2031. LA Fitness pays a base rental rate of $27.27 per square foot, which increases to $30.00 per square foot in April 2026. LA Fitness has one, five-year renewal option remaining and no termination options.

Target (38,839 square feet; 21.5% of NRA; 21.3% of underwritten base rent). Target (Fitch/Moody’s/S&P: A/A2/A) was incorporated in Minnesota in 1902 and offers its customers merchandise and everyday essentials at discounted prices. Target operates as a single segment designed to enable customers to purchase products seamlessly in stores or through its digital channels. Target occupies 38,839 square feet of space under a lease that commenced August 3, 2019, with a lease expiration date of January 31, 2037. Target pays a base rental rate of $29.00 per square foot with 10.0% rent increases every five years. Target has three consecutive, five-year renewal options and one, 4.5-year renewal option remaining and no termination options.

Marshalls (31,916 square feet; 17.7% of NRA; 4.0% of underwritten base rent). One of the operating banners of the TJX Companies (Moody’s/S&P: A2/A), Marshalls operates over 1,000 stores in the U.S. and Canada. The TJX Companies is the leading off-price retailer of apparel and home fashions in the U.S. and worldwide. The company operates approximately 5,000 stores in nine countries under the banners TJ Maxx, Marshalls, HomeGoods, Sierra Trading Post, Winners, HomeSense, TK Maxx, and TJX. Marshalls occupies 31,916 square feet of space under a lease that commenced October 22, 2014, with a current lease expiration date of January 31, 2026. Marshalls pays base rent at a rate of $6.60 per square foot. Marshalls has three, five-year renewal options remaining and no termination options. In addition, Marshalls has the right, at its election, to extend the original term, or the original term as it may have been previously extended, of its lease for an extension option of a fraction of a year ending upon the next January 31st following the expiration of its original term, or the original term as previously extended, as the case may be. In lieu of a Material Tenant Trigger Event (as defined below) that would occur on Marshalls’ July 31, 2026 notice date, the borrower was required to deposit $1,000,000 into a Marshalls reserve at origination, in addition to minimum Marshalls Renewal Requirements (as defined below).

La La Land (29,400 square feet; 16.3% of NRA; 39.5% of underwritten base rent). La La Land is a souvenirs and gifts store in Hollywood, located on the Hollywood Walk of Fame, with over 30,000 square feet of gifts, the latest fashions, mugs, collectables, license plates, toys, original movie posters, black and white movie stills, and many more movie props. La La Land offers licensed merchandise from many major Hollywood Studios, including Disney, Warner Brothers, and Universal Studios. La La Land occupies 29,400 square feet of space

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

116

Retail – Anchored 7021 and 7001-7013 Hollywood Boulevard Hollywood, CA 90028	Collateral Asset Summary – Loan No. 9 The Hollywood Collection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 71.8% 1.48x 10.5%

under a lease that commenced January 1, 2014, with a lease expiration date of June 30, 2029. La La Land pays a base rental rate of $71.03 per square foot. La La Land has three, five-year renewal options remaining and no termination options.

The following table presents certain information relating to the tenants at The Hollywood Collection Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent(3)	U/W Base Rent Per SF(3)	% Annual U/W Base Rent(3)	Lease Expiration	Termination Option (Y/N)	Renewal Option
Anchor Tenants
LA Fitness	NR/B/NR	43,000	23.8%	$1,290,100	$30.00	24.4%	4/5/2031	N	1 x 5 yr
Target	A2/A/A	38,839	21.5%	$1,126,331	$29.00	21.3%	1/31/2037	N	Various(4)
Marshalls	A2/A/NR	31,916	17.7%	$210,646	$6.60	4.0%	1/31/2026	N	3 x 5 yr
La La Land	NR/NR/NR	29,400	16.3%	$2,088,281	$71.03	39.5%	6/30/2029	N	3 x 5 yr
Total Anchor Tenants		143,155	79.2%	$4,715,358	$32.94	89.3%
Non-Anchor Tenants		12,276	6.8%	$567,952	$46.27	10.7%
Total Occupied		155,431	86.0%	$5,283,310	$33.99	100.0%
Vacant		25,366	14.0%
Total		180,797	100.0%
(1)	Based on the underwritten rent roll dated May 31, 2025.
(2)	Represents the credit rating of the parent company, whether or not the parent guarantees the lease.
(3)	U/W Base Rent, U/W Base Rent Per SF and % Annual U/W Base Rent are inclusive of approximately $117,282 of contractual rent steps through July 2026.
(4)	Target has (i) three consecutive five-year options and (ii) one 4.5-year option to renew its lease.

The following table presents certain information relating to the lease rollover schedule at The Hollywood Collection Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent(3)	% of U/W Base Rent	U/W Base Rent $ per SF(3)	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$91,629	1.7%	$0.00	1
2026	33,207	18.4%	18.4%	$303,869	5.8%	$9.15	2
2027	0	0.0%	18.4%	$0	0.0%	$0.00	0
2028	0	0.0%	18.4%	$56,400	1.1%	$0.00	1
2029	29,400	16.3%	34.6%	$2,088,281	39.5%	$71.03	1
2030	0	0.0%	34.6%	$0	0.0%	$0.00	0
2031	43,000	23.8%	58.4%	$1,290,100	24.4%	$30.00	1
2032	0	0.0%	58.4%	$0	0.0%	$0.00	0
2033	0	0.0%	58.4%	$0	0.0%	$0.00	0
2034	0	0.0%	58.4%	$0	0.0%	$0.00	0
2035	0	0.0%	58.4%	$0	0.0%	$0.00	0
2036 & Thereafter	49,824	27.6%	86.0%	$1,453,031	27.5%	$29.16	2
Vacant	25,366	14.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	180,797	100.0%		$5,283,310	100.0%	$33.99	8
(1)	Based on the underwritten rent roll dated May 31, 2025.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.
(3)	U/W Base Rent and U/W Base Rent $ per SF does not include vacant space and is inclusive of approximately $117,282 of contractual rent steps through July 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

117

Retail – Anchored 7021 and 7001-7013 Hollywood Boulevard Hollywood, CA 90028	Collateral Asset Summary – Loan No. 9 The Hollywood Collection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 71.8% 1.48x 10.5%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at The Hollywood Collection Property:

Cash Flow Analysis
	2022	2023	2024	TTM 3/31/2025	U/W	U/W PSF
Base Rent	$5,680,716	$5,683,600	$5,660,600	$5,674,492	$5,166,028	$28.57
Contractual Rent Steps(1)	0	0	0	0	117,282	$0.65
Straight-Line Rent(2)	0	0	0	0	183,083	$1.01
Potential Income from Vacant Space	0	0	0	0	493,665	$2.73
Gross Potential Rent	$5,680,716	$5,683,600	$5,660,600	$5,674,492	$5,960,058	$32.97
Total Reimbursements	1,909,700	2,051,400	2,101,900	2,034,988	2,387,308	$13.20
Net Rental Income	$7,590,416	$7,735,000	$7,762,500	$7,709,480	$8,347,365	$46.17
Other Income(3)	$890,613	$847,700	$908,600	$890,991	$890,991	$4.93
(Vacancy & Credit Loss)	0	0	0	0	(1,030,086)	($5.70)
Effective Gross Income	$8,481,029	$8,582,700	$8,671,100	$8,600,471	$8,208,271	$45.40

Real Estate Taxes	1,164,975	1,199,700	1,242,900	1,249,738	963,588	$5.33
Insurance	194,002	207,100	210,500	200,088	128,765	$0.71
Management Fee	254,802	258,700	254,900	247,801	246,248	$1.36
Payroll & Benefits	81,260	61,000	59,200	60,898	60,898	$0.34
Repairs & Maintenance	1,157,313	1,388,600	1,625,500	1,446,592	1,306,276	$7.23
Other Operating Expenses(4)	202,213	219,700	271,600	266,993	266,993	$1.48
Total Expenses	$3,054,565	$3,334,800	$3,664,600	$3,472,110	$2,972,767	$16.44

Net Operating Income	$5,426,464	$5,247,900	$5,006,500	$5,128,361	$5,235,504	$28.96
Replacement Reserves	0	0	0	0	27,120	$0.15
TI/LC	0	0	0	0	227,283	$1.26
Net Cash Flow	$5,426,464	$5,247,900	$5,006,500	$5,128,361	$4,981,102	$27.55

Occupancy %(5)	86.0%	86.0%	86.0%	86.1%	87.7%
NCF DSCR(6)	1.61x	1.56x	1.49x	1.52x	1.48x
NOI Debt Yield(6)	10.9%	10.6%	10.1%	10.3%	10.5%
(1)	Contractual rent steps are taken through July 2026.
(2)	Straight-Line Rent was underwritten to the average rent steps through the loan term for investment grade tenants, Target and CVS.
(3)	Other Income includes income from parking income and miscellaneous income.
(4)	Other Operating Expenses include utilities and general and administrative expenses.
(5)	Historical occupancies represent year-end annual physical occupancies. The U/W Occupancy % represents the economic occupancy.
(6)	Metrics are based on The Hollywood Collection Whole Loan.

Appraisal. According to the appraisal, The Hollywood Collection Property had an “as-is” appraised value of $69,200,000 as of May 20, 2025. The table below shows the appraisal’s “as-is” conclusions.

Audible - Amazon Appraised Value(1)
Property	Appraised Value	Capitalization Rate
The Hollywood Collection	$69,200,000	7.00%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment dated June 4, 2025, there was no evidence of any recognized environmental conditions at The Hollywood Collection Property.

The Market. The Hollywood Collection Property is located on the Hollywood Walk of Fame in Hollywood, California. The Hollywood Collection Property has 405 feet of direct frontage on Hollywood Boulevard and is adjacent to several landmarks including the TCL Chinese Theatre, Disney's El Capitan Theatre, Dolby Theatre, Madame Tussaud's Museum, The Hollywood Roosevelt Hotel, Loews

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

118

Retail – Anchored 7021 and 7001-7013 Hollywood Boulevard Hollywood, CA 90028	Collateral Asset Summary – Loan No. 9 The Hollywood Collection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 71.8% 1.48x 10.5%

Hollywood Hotel, and Ovation Hollywood (formerly Hollywood & Highland). The Hollywood Collection Property is one block west of the Hollywood / Highland Station (B Line) on LA Metro's light-rail system.

According to a third-party market research report, The Hollywood Collection Property is located in the Los Angeles - CA retail market within the Hollywood retail submarket. As of May 2025, the Hollywood retail submarket contained 5,022,789 square feet of retail inventory space with an average rent of $55.36 PSF and a vacancy rate of 10.3%. As of year-end 2024, the Hollywood retail submarket contained 5,022,789 square feet of retail inventory space with an average rent of $55.80 and a vacancy rate of 8.5%.

According to a third-party market research report, the estimated 2025 population within a one-, three- and five-mile radius of The Hollywood Collection Property was 49,557, 285,504 and 827,380, respectively, and the estimated 2025 average household income within the same radii was $104,123, $124,910 and $120,203, respectively.

The following table presents certain information relating to comparable retail leases for The Hollywood Collection Property:

Comparable Retail Leases(1)
Property Name/Location	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Base Rent PSF	Lease Type
The Hollywood Collection(2) Hollywood, CA	Target	38,839	Aug-2019	17.5	$29.00	NNN
8550 Santa Monica Boulevard West Hollywood, CA	NAV	11,220	Feb-2024	15.0	$51.60	NNN
7323 Beverly Boulevard Los Angeles, CA	Confidential	11,317	Dec-2023	5.0	$60.00	Modified Gross
3550 South La Brea Avenue Los Angeles, CA	NAV	19,451	May-2025	5.0	$33.00	NNN
Lincoln and Rose Shopping Center 225 Lincoln Boulevard Venice, CA	DSW Shoe Warehouse	14,977	May-2024	10.7	$45.96	NNN
1105 Fair Oaks Avenue South Pasadena, CA	Trader Joe's	28,900	May-2024	10.0	$41.52	NNN
Lincoln and Rose Shopping Center 115-241 Lincoln Boulevard Venice, CA	DSW, Inc.	15,000	Aug-2024	10.0	$45.00	NNN
Hollywood Park - Phase I 1213 South District Drive Inglewood, CA	Typical Anchor/Junior	20,000	Dec-2022	10.0	$30.00	NNN
NoHo West 6130-6160 Laurel Canyon Boulevard and 12001 Oxnard Street Los Angeles, CA	Confidential	26,346	Mar-2023	10.1	$20.00	NNN
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated May 31, 2025.

The Borrower and the Borrower Sponsors. The borrower is Hollywood Block LLC, a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Hollywood Collection Whole Loan.

The borrower sponsors and non-recourse carveout guarantors for The Hollywood Collection Whole Loan are Kamyar Mateen and Tyler Mateen. Kamyar Mateen is principal of Cannon Commercial Inc., a privately operated real estate investment and management company based in Los Angeles, California with a reach across selected regions of the United States in its holdings. Cannon Commercial Inc.’s investments under management and integrated joint venture properties make for a diversified real estate portfolio including office, retail, multifamily, and industrial assets.

Property Management. The property manager is Grand Canyon Center GP, LLC, an affiliate of the borrower sponsors, pursuant to an asset management agreement.

Initial and Ongoing Reserves. At origination, the borrower was required to deposit into escrow (i) approximately $456,241 for real estate taxes, (ii) $27,899 for insurance premiums, (iii) $500,000 for tenant allowances, tenant improvements and leasing commissions, (iv)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

119

Retail – Anchored 7021 and 7001-7013 Hollywood Boulevard Hollywood, CA 90028	Collateral Asset Summary – Loan No. 9 The Hollywood Collection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 71.8% 1.48x 10.5%

approximately $19,031 for immediate repairs and (v) $1,000,000 for material tenant reserves related to the Marshalls lease (the “Marshalls Renewal Reserve Cap”).

Tax Escrows – On a monthly basis, the borrower is required to deposit 1/12th of the annual estimated tax payments, which currently equates to approximately $104,642.

Insurance Escrows – On a monthly basis, the borrower is required to deposit 1/12th of the annual estimated insurance premiums, which currently equates to approximately $10,730.

Replacement Reserve – On a monthly basis, the borrower is required to deposit $3,013 for replacement reserves.

TI/LC Reserve – Upon the funds in the TI/LC reserve account being equal to or less than $200,000, the borrower is required to deposit on a monthly basis, approximately $18,833 for tenant allowances, tenant improvements and leasing commissions, subject to a cap of $500,000.

Lockbox / Cash Management. The Hollywood Collection Whole Loan is structured with a hard lockbox and springing cash management upon the occurrence and continuance of a Cash Management Trigger Event (as defined below). During the continuance of a Cash Management Trigger Event, rents received from The Hollywood Collection Property are required to be deposited directly into the lockbox account or, if received by the borrower or the property manager, as applicable, deposited within one business day of receipt. All funds in the lockbox account are required to be swept each business day to a lender-controlled cash management account and disbursed in accordance with The Hollywood Collection Whole Loan documents, and all excess funds on deposit in the cash management account (after payment of required monthly reserve deposits, debt service payment on The Hollywood Collection Whole Loan, operating expenses and cash management bank fees) will be applied as follows: (a) if a Material Tenant Trigger Event (as defined below) (but not during a Cash Management Trigger Event which is not also a Material Tenant Trigger Event) has occurred and is continuing, to a Material Tenant (as defined below) rollover reserve (subject to a cap of (i) $1,200,000 (per Material Tenant, not in the aggregate) if the Material Tenant Trigger Event relates to Target or LA Fitness or (ii) $1,900,000 if the Material Tenant Trigger Event relates solely to La La Land, and if the Material Tenant Trigger Event relates to a Marshalls Non-Renewal Trigger Event (as defined below) (i.e. for a subsequent renewal cycle not cured by the upfront $1,000,000 deposit), the cap is $1,000,000), (b) if a Cash Sweep Trigger Event (as defined below) (but not during a Cash Management Trigger Event which is not also a Cash Sweep Trigger Event) has occurred and is continuing (but not a Material Tenant Trigger Event), to the lender-controlled excess cash flow account or (c) if no Material Tenant Trigger Event or Cash Sweep Trigger Event has occurred and is continuing, to an account designated by the borrower.

A “Cash Management Trigger Event” means a period commencing upon the occurrence of (i) an event of default under The Hollywood Collection Whole Loan documents, (ii) any bankruptcy action involving any of the borrower, the guarantors, the borrower sponsors or the property manager, (iii) the trailing 12-month period debt service coverage ratio (“DSCR”) falling below 1.30x, (iv) the indictment for fraud or misappropriation of funds by any of the borrower, the guarantors, the borrower sponsors or an affiliated or third-party property manager (provided that, in the case of the third-party property manager, such fraud or misappropriation is related to The Hollywood Collection Property), or any director or officer of the aforementioned parties or (v) a Material Tenant Trigger Event, provided, however, that no Cash Management Trigger Event will be deemed to exist with respect to a Marshalls Non-Renewal Trigger Event during any period that the borrower has deposited in cash or letter of credit an amount equal to the Marshalls Renewal Reserve Cap and expiring upon, with respect to (a) clause (i) above, the cure of such event of default, (b) clause (ii) above, the filing being discharged or dismissed within 60 days, and the lender’s determination that such filing does not materially and adversely affect the borrower’s, the guarantors’, the borrower sponsors’ or property manager’s obligations, or with respect to the property manager, the replacement of such property manager, (c) clause (iii) above, the trailing 12-month DSCR being at least 1.35x for two consecutive calendar quarters, (d) clause (iv) above, the dismissal of the applicable indictment with prejudice or acquittal of the applicable person, or the replacement of the affiliated property manager with a third-party property manager that constitutes a qualified property manager under The Hollywood Collection Whole Loan documents or (e) clause (v) above, the cure of such Material Tenant Trigger Event.

A “Cash Sweep Trigger Event” means a period commencing upon the occurrence of (i) an event of default under The Hollywood Collection Whole Loan documents, (ii) any bankruptcy action involving any of the borrower, the guarantors, the borrower sponsors or an affiliated property manager or (iii) the trailing 12-month period DSCR falling below 1.25x, and expiring upon, with respect to (a) clause (i) above, the cure of such event of default, (b) clause (ii) above, as to an involuntary filing, the filing being discharged or dismissed within 60 days, and the lender’s determination that such filing does not materially and adversely affect the borrower’s, the guarantors’, the borrower sponsors’ or the affiliated property manager’s obligations, or with respect to the property manager, the replacement of such property manager or (c) clause (iii) above, the trailing 12-month DSCR is at least 1.30x for two consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

Retail – Anchored 7021 and 7001-7013 Hollywood Boulevard Hollywood, CA 90028	Collateral Asset Summary – Loan No. 9 The Hollywood Collection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 71.8% 1.48x 10.5%

A “Material Tenant” means (i) LA Fitness, (ii) Target, (iii) La La Land, (iv) Marshalls or (v) any tenant at The Hollywood Collection Property that, individually or together with its affiliates, either (a) leases no less than 20% of the total rentable square footage of The Hollywood Collection Property or (b) accounts for (or would account for) no less than 20% of the total in-place base rent at The Hollywood Collection Property.

A “Material Tenant Trigger Event” means a period commencing upon the occurrence of (i) a Material Tenant giving notice of its intention to terminate or not to extend or renew its lease, (ii) on or prior to the Material Tenant Extension Deadline (as defined below) applicable to such Material Tenant, a Material Tenant does not extend such Material Tenant lease, (iii) on or prior to the Material Tenant Extension Deadline applicable to such Material Tenant, such Material Tenant does not give notice of its election to extend such Material Tenant lease (and, if any of clause (i), (ii) or (iii) above occurs with respect to Marshalls, such event is a “Marshalls Non-Renewal Trigger Event”), (iv) a monetary or material non-monetary event of default under a Material Tenant lease occurring and continuing beyond any applicable notice and/or cure period, (v) a bankruptcy action of a Material Tenant or a lease guarantor of any Material Tenant lease occurring, (vi) a Material Tenant lease being terminated (in whole or in part) or is no longer in full force and effect, (vii) a Material Tenant “going dark”, vacating, ceasing to occupy or ceasing to conduct business in the ordinary course at all or a portion of its Material Tenant space, provided, however, the foregoing will not apply to Target unless, at the time of such “go dark” event, Target either (a) fails to satisfy a long term unsecured debt rating of at least “BBB-” by S&P, “Baa3” by Moody’s and “BBB-” by Fitch (the “Required Ratings”) or (b) “goes dark”, vacates, ceases to occupy or ceases to conduct business in the ordinary course at all or a portion of its Material Tenant space during the last 12 months of The Hollywood Collection Whole Loan term, (viii) a Material Tenant announcing or disclosing publicly its intention to relocate from or vacate all or any portion of its Material Tenant space, (ix) if all or a material portion of a Material Tenant space is marketed for sublease by or on behalf of a Material Tenant other than a sublease for an immaterial portion of the applicable Material Tenant space intended to be an amenity for shoppers such as a Starbucks in the Material Tenant space related to Target, provided any such sublease does not exceed 5% of the square footage of such Material Tenant space and, other than a Permitted Affiliate Lease (as defined below), is not leased to an affiliate of the borrower, the guarantors, the borrower sponsors or any affiliated property manager or (x) if the debt rating of a Material Tenant or its lease guarantor fails to satisfy the Required Ratings; provided, however, that the foregoing requirement will not apply to La La Land or LA Fitness, and expiring upon, with respect to (a) clauses (i), (ii), (iii), (vi), (vii), (viii) and (ix) above, (1) the applicable Material Tenant lease is extended with respect to all or substantially all of the applicable Material Tenant space or (2) all substantially all of the applicable Material Tenant space is leased under one or more qualified leases provided that, in each case, the occupancy conditions have been satisfied as reasonably determined by the lender, (b) clause (i) above, the unconditional revocation or rescission by the applicable Material Tenant of all termination or non-extension notices with respect to its Material Tenant lease, (c) clause (iv) above, a cure of the applicable event of default, (d) clause (v) above, the affirmation of the Material Tenant lease in the applicable bankruptcy proceeding and confirmation that the Material Tenant is actually paying all rents and other amounts under its lease (or, if applicable, the discharge or dismissal of the applicable Material Tenant lease guarantor from the applicable bankruptcy proceeding; provided that such bankruptcy (after dismissal or discharge) does not have an adverse effect on such Material Tenant lease guarantor’s ability to perform its obligations under its lease guaranty), (e) clause (vii) above, the applicable Material Tenant re-commences its operations and the conduct of business in the ordinary course at its Material Tenant space or the applicable portion thereof, as the case may be, such that it is no longer dark, and has not vacated or ceased to conduct business in the ordinary course at the applicable property or a portion thereof, (f) clause (viii) above, the unconditional retraction by the applicable Material Tenant of all announcements or disclosures of its intention to relocate from or vacate any portion of its Material Tenant space, (g) clause (ix) above, the unconditional cessation of all marketing efforts by or on behalf of the applicable Material Tenant with respect to its Material Tenant space, (h) clause (x) above, the debt rating of the applicable Material Tenant or the applicable lease guarantor is raised or otherwise modified such that it satisfies the Required Ratings and (i) if the Material Tenant Trigger Event is caused solely by a Marshalls Non-Renewal Trigger Event, the first to occur of (a) the satisfaction of Marshalls Renewal Requirements and (b) the date that amounts on deposit in the Marshalls subaccount equal or exceed the Marshalls Renewal Reserve Cap.

A “Material Tenant Extension Deadline” means (i) with respect to Marshalls, the date which is six months prior to the expiration of its lease, (ii) with respect to LA Fitness, the date which is 10 months prior to the expiration of its lease, (iii) with respect to Target, the date which is 12 months prior to the expiration of its lease, (iv) with respect to La La Land, the date which is 12 months prior to the expiration of its lease and (v) with respect to any other Material Tenant, the date which is the earlier of (a) 12 months prior to the then-applicable expiration date under its Material Tenant lease and (b) the date by which a Material Tenant is required under its Material Tenant lease to notify the borrower of its election to extend such Material Tenant lease.

“Marshalls Renewal Requirements” mean such Material Tenant lease will include, at a minimum, (i) an annual rental of $13.20 per square foot, (ii) terms for a triple net lease and (iii) an extension term of at least 36 months from the current Marshalls lease termination date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

121

Retail – Anchored 7021 and 7001-7013 Hollywood Boulevard Hollywood, CA 90028	Collateral Asset Summary – Loan No. 9 The Hollywood Collection	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 71.8% 1.48x 10.5%

A “Permitted Affiliate Lease” means the borrower will be permitted to lease space at The Hollywood Collection Property to an affiliate of the guarantors, provided that (i) the space leased is not in excess of 15,000 square feet and (ii) such lease contains commercially reasonable terms (including terms relating to free rent, tenant allowances or tenant improvements) consistent with existing local market terms for similar properties, as reasonably approved by the lender.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

122

Other – Leased Fee 32 Old Slip New York, NY 10005	Collateral Asset Summary – Loan No. 10 32 Old Slip - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 74.2% 1.10x 6.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

123

Other – Leased Fee 32 Old Slip New York, NY 10005	Collateral Asset Summary – Loan No. 10 32 Old Slip - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 74.2% 1.10x 6.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

124

Other – Leased Fee 32 Old Slip New York, NY 10005	Collateral Asset Summary – Loan No. 10 32 Old Slip - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 74.2% 1.10x 6.3%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Other – Leased Fee
Borrower Sponsor:	Leon Melohn	Collateral:	Fee
Borrower(s):	32 Slipstream, LLC and 32 Old Stream, LLC	Location:	New York, NY
Original Balance(1):	$21,000,000	Year Built / Renovated:	NAP / NAP
Cut-off Date Balance(1):	$21,000,000	Property Management:	Melohn Enterprises, LLC
% by Initial UPB:	3.3%	Size(4):	42,176 SF
Interest Rate:	5.65000%	Appraised Value / Per SF(5):	$225,000,000 / $5,335
Note Date:	May 5, 2025	Appraisal Date(5):	March 24, 2025
Original Term:	120 months	Occupancy:	NAP
Amortization:	Interest Only	UW Economic Occupancy:	100.0%
Original Amortization:	NAP	Underwritten NOI:	$10,481,490
Interest Only Period:	120 months	Underwritten NCF:	$10,481,490
First Payment Date:	June 6, 2025
Maturity Date:	May 6, 2035	Historical NOI(6)
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	NAV
Additional Debt Balance(1):	$146,000,000	2024 NOI:	NAV
Call Protection(2):	L(27),D(86),O(7)	2024 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2024 NOI:	NAV

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$3,960
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$3,960
Insurance:	$0	Springing	NAP	Cut-off Date LTV(5):	74.2%
				Maturity Date LTV(5):	74.2%
				UW NOI DY:	6.3%
				UW NCF DSCR:	1.10x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$167,000,000	89.5%	Loan Payoff	$176,544,017	94.6%
Borrower Sponsor Equity	19,685,488	10.5	Closing Costs(7)	10,141,472	5.4
Total Sources	$186,685,488	100.0%	Total Uses	$186,685,488	100.0%
(1)	The 32 Old Slip - Leased Fee Loan (as defined below) is part of the 32 Old Slip - Leased Fee Whole Loan (as defined below), which is evidenced by eight pari passu promissory notes with an aggregate principal balance of $167,000,000. The Financial Information presented above is based on the aggregate original principal balance of the promissory notes comprising the 32 Old Slip - Leased Fee Whole Loan.
(2)	Defeasance of the 32 Old Slip - Leased Fee Whole Loan is permitted in full at any time after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last 32 Old Slip - Leased Fee Whole Loan note to be securitized and (ii) May 5, 2028. The assumed defeasance lockout period of 27 payments is based on the anticipated closing date of the Benchmark 2025-B41 securitization trust in September 2025. The actual defeasance lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	Size reflects square footage attributable to the parcel of land which serves as collateral for the 32 Old Slip - Leased Fee Loan.
(5)	The Appraised Value of $225.0 million represents the value of the leased fee interest. The appraiser also provided an “as is” land value of $131.8 million, which results in a Cut-off Date LTV and Maturity Date LTV of 126.7%.
(6)	Historical NOI data is not available for the ground lease. However, certain historical operating information and occupancy data relating to the Non-Collateral Improvements (as defined below) are available. Please refer to “Underwritten Net Cash Flow” below.
(7)	Closing Costs are inclusive of a rate buydown totaling $8,663,125.

The Loan. The 10th largest mortgage loan (the “32 Old Slip - Leased Fee Loan”) is part of a whole loan (the “32 Old Slip - Leased Fee Whole Loan”) evidenced by eight pari passu promissory notes with an aggregate original principal balance of $167,000,000. The 32 Old Slip - Leased Fee Loan is evidenced by the non-controlling Note A-2-1, with an outstanding principal balance as of the Cut-off Date of $21,000,000. The 32 Old Slip - Leased Fee Loan will be included in the Benchmark 2025-B41 securitization trust and represents approximately 3.3% of the Initial Pool Balance. The 32 Old Slip - Leased Fee Whole Loan was co-originated by Goldman Sachs Bank USA (“GSBI”), Barclays Capital Real Estate Inc. and Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) on May 5, 2025. The

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

125

Other – Leased Fee 32 Old Slip New York, NY 10005	Collateral Asset Summary – Loan No. 10 32 Old Slip - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 74.2% 1.10x 6.3%

32 Old Slip - Leased Fee Whole Loan is secured by the borrowers’ fee simple interest in the land beneath a Class-A office building (not part of the collateral) totaling 1,170,997 square feet located in Manhattan, New York (the “32 Old Slip - Leased Fee Property”). The 32 Old Slip - Leased Fee Whole Loan has a 10-year term, is interest-only for the full term and accrues interest at a rate of 5.65000% per annum on an Actual/360 basis. The scheduled maturity date of the 32 Old Slip - Leased Fee Whole Loan is May 6, 2035.

The table below identifies the promissory notes that comprise the 32 Old Slip - Leased Fee Whole Loan. The 32 Old Slip - Leased Fee Whole Loan will be serviced pursuant to the pooling and servicing agreement for the BMO 2025-C12 trust securitization. The relationship between the holders of the 32 Old Slip - Leased Fee Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$40,000,000	BMO 2025-C12	Yes
A-2-1	$21,000,000	$21,000,000	Benchmark 2025-B41	No
A-2-2(1)	$10,000,000	$10,000,000	GSBI	No
A-3	$24,000,000	$24,000,000	BMO 2025-C12	No
A-4	$25,000,000	$25,000,000	BBCMS 2025-C35	No
A-5	$11,000,000	$11,000,000	BBCMS 2025-C35	No
A-6	$26,000,000	$26,000,000	MSBAM 2025-C35(2)	No
A-7	$10,000,000	$10,000,000	MSBAM 2025-C35(2)	No
Whole Loan	$167,000,000	$167,000,000
(1)	Expected to be contributed to one or more future securitization(s).

(2)	The MSBAM 2025-C35 securitization is expected to close on or about August 14, 2025.

The Property. The 32 Old Slip - Leased Fee Property consists of approximately 0.97 acres of land located in New York, New York, which is encumbered by a long term ground lease (the “Ground Lease”) that commenced on April 13, 2015 and ends on April 29, 2114, with two, 25-year extension options and no unilateral termination rights and was entered into by the borrowers, collectively as landlord in connection with the acquisition of the 32 Old Slip - Leased Fee Property. The tenant under the Ground Lease, RXR 32 Old Slip Owner LLC, or any successor tenant under the Ground Lease (the “Ground Tenant”), owns the improvements and fixtures currently located on the 32 Old Slip - Leased Fee Property (the “Non-Collateral Improvements”) and none of the Non-Collateral Improvements serves as collateral for the 32 Old Slip - Leased Fee Whole Loan. The ownership interests of the Non-Collateral Improvements are held by a fund that started on March 30, 2016. The Ground Tenant may not sell, assign or otherwise transfer its leasehold interest (except for (i) assignments or subleases consented to by the landlord, (ii) collateral assignments to obtain any financing secured by a qualifying leasehold mortgage and (iii) sales, assignments and transfers of the entirety of Ground Tenant’s interest under the Ground Lease to a Permitted Transferee (as defined in the Ground Lease)), nor may it engage in any transaction which would (directly or indirectly) result in a change of control of the Ground Tenant (other than an assignment or transfer of the interests in the Ground Tenant that (directly or indirectly) results in the Ground Tenant being controlled by a Permitted Transferee). In addition to the foregoing, the Ground Tenant may, without the consent of the borrowers, enter into subleases with respect to the demised premises, subject only to limited requirements under the Ground Lease. The Non-Collateral Improvements consist of a Class A office building totaling 1,170,997 square feet constructed in 1987. The Ground Tenant is required to pay ground rent for the current lease year (through April 12, 2026) in the amount of $9,572,381. The ground rent contractually increases by 2.0% annually provided, that the first year of any extension term under the Ground Lease requires the Ground Tenant to pay ground rent equal to the greater of (x) the ground rent for the year prior to the commencement of the extension term and (y) the fair market rental value of the land as of the commencement of the extension term, with 2.0% contractual increases in ground rent thereafter for the remainder of such extension term. The borrowers receive the rental income only from the Ground Lease and not from the operation of the Non-Collateral Improvements. For additional information, see “Ground Lease” below.

Provided that the ground tenant is not in default under the Ground Lease, the Ground Tenant has a right of first offer with respect of the sale of the 32 Old Slip – Leased Fee Property by the landlord, with certain excluded transfers (including foreclosures (or deeds in lieu of foreclosures) by fee mortgagees and the first transfer following a foreclosure (or a deed in lieu of foreclosure) by a fee mortgagee). In addition, in the 60th lease year, the Ground Tenant has an option to purchase the land (together with the landlord’s reversionary interest with 180 days’ written notice and delivery of a required deposit amount under the Ground Lease to the borrowers. To the borrowers’ knowledge, the Ground Tenant has no assets other than its leasehold interest under the Ground Lease and its ownership of the Non-Collateral Improvements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

126

Other – Leased Fee 32 Old Slip New York, NY 10005	Collateral Asset Summary – Loan No. 10 32 Old Slip - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 74.2% 1.10x 6.3%

The Ground Tenant obtained a leasehold mortgage in the amount of $404 million on April 9, 2019, which is secured by (i) the leasehold interest and (ii) the Non-Collateral Improvements, and is scheduled to mature in December 2025. We cannot assure you that the Ground Tenant will be able to repay or refinance such loan or that additional debt will not be imposed on the Non-Collateral Improvements.

Non-Collateral Improvements Major Tenants. The three largest tenants by base rent at the Non-Collateral Improvements of the 32 Old Slip - Leased Fee Property are Cahill Gordon & Reindel LLP, Daiwa Capital Markets America and PG32OS LLC.

Cahill Gordon & Reindel LLP (201,621 square feet; 17.2% of NRA; 19.8% of base rent): Cahill Gordon & Reindel LLP is an American law firm based in New York City with offices in Washington, D.C. and London. Founded in 1919, the firm has maintained practices in, among other areas, banking and finance. Cahill Gordon & Reindel uses the 32 Old Slip - Leased Fee Property as its headquarters and occupies 201,621 SF with a lease expiration in September 2040.

Daiwa Capital Markets America (112,270 square feet; 9.6% of NRA; 14.0% of base rent): Daiwa Capital Markets America Inc. is a New York-based registered securities broker-dealer, a futures commission merchant, a primary dealer of U.S. Treasury securities, and a member of the New York Stock Exchange. This tenant currently occupies 112,270 SF with a lease that expires in June 2026.

PG32OS LLC (85,526 square feet; 7.3% of NRA; 9.9% of underwritten base rent): PG32OS LLC is an affiliate of the leasehold owner that occupies 85,526 SF with a lease expiration in September 2032.

The following table presents certain information relating to the major tenants at the Non-Collateral Improvements:

Non-Collateral Improvements Tenant Summary(1)
Tenant Name	Credit Rating (Moody's/ S&P/Fitch)	Net Rentable Area (SF)	% of Net Rentable Area	Base Rent PSF	Base Rent	% of Total Base Rent	Lease Exp. Date
Cahill Gordon & Reindel LLP	NR/NR/NR	201,621	17.2%	$56.50	$11,391,587	19.8%	9/30/2040
Daiwa Capital Markets America	Baa1/BBB+/A-	112,270	9.6%	$72.00	$8,083,440	14.0%	6/30/2026
PG32OS LLC(2)	NR/NR/NR	85,526	7.3%	$66.41	$5,679,696	9.9%	9/30/2032
Tradition America Holdings Inc.	NR/NR/NR	70,120	6.0%	$65.88	$4,619,670	8.0%	6/30/2030
Alliant Insurance Services	NR/NR/NR	55,939	4.8%	$61.00	$3,412,218	5.9%	9/30/2030
Catlin Specialty Insurance Co	NR/NR/NR	47,566	4.1%	$58.00	$2,758,828	4.8%	6/30/2025
CLS Bank International	NR/NR/NR	38,743	3.3%	$65.00	$2,518,295	4.4%	6/30/2027
The Cementbloc Inc.	NR/NR/NR	55,268	4.7%	$44.00	$2,431,792	4.2%	6/30/2031
T.Y. Lin International	NR/NR/NR	50,532	4.3%	$45.77	$2,312,652	4.0%	5/31/2030
Candid	NR/NR/NR	38,723	3.3%	$46.00	$1,781,258	3.1%	1/31/2031
Major Tenants		756,308	64.6%	$59.49	$44,989,435	78.2%
Other Tenants(3)		256,005	21.9%	$49.07	$12,562,717	21.8%
Occupied Total Leasehold		1,012,313	86.4%	$56.85	$57,552,153	100.0%
Vacant Space (Owned)		158,684	13.6%
Leasehold Total		1,170,997	100.0%
(1)	The Non-Collateral Improvements are not collateral for the 32 Old Slip - Leased Fee Whole Loan. The tenant summary for the Non-Collateral Improvements is provided above for informational purposes only. Information is based on the rent roll provided by the Ground Tenant to the borrowers for the Non-Collateral Improvements as of December 31, 2024.
(2)	PG32OS LLC is an affiliate of the leasehold owner.
(3)	Other Tenants includes RXR 32 Old Slip TRS LLC, which is an affiliate of the leasehold owner that occupies 38,750 SF and pays $930,000 of base rent on a lease that expires on January 31, 2032.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

127

Other – Leased Fee 32 Old Slip New York, NY 10005	Collateral Asset Summary – Loan No. 10 32 Old Slip - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 74.2% 1.10x 6.3%

The following table presents certain information relating to the lease rollover schedule at the Non-Collateral Improvements:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	108,312	9.2%	9.2%	$5,391,055	9.4%	$49.77	14
2026	117,898	10.1%	19.3%	$8,415,492	14.6%	$71.38	3
2027	59,697	5.1%	24.4%	$3,773,955	6.6%	$63.22	9
2028	15,072	1.3%	25.7%	$919,392	1.6%	$61.00	4
2029	70,976	6.1%	31.8%	$4,426,719	7.7%	$62.37	11
2030	176,330	15.1%	46.8%	$10,344,540	18.0%	$58.67	11
2031	98,297	8.4%	55.2%	$4,475,716	7.8%	$45.53	4
2032	124,650	10.6%	65.9%	$6,647,888	11.6%	$53.33	4
2033	21,321	1.8%	67.7%	$530,104	0.9%	$24.86	2
2034	0	0.0%	67.7%	$0	0.0%	$0.00	0
2035	15,949	1.4%	69.0%	$1,235,705	2.1%	$77.48	1
2036 & Thereafter	203,811	17.4%	86.4%	$11,391,587	19.8%	$55.89	6
Vacant	158,684	13.6%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,170,997	100.0%		$57,552,153	100.0%	$56.85	69
(1)	The Non-Collateral Improvements are not collateral for the 32 Old Slip - Leased Fee Whole Loan. The tenant summary for the Non-Collateral Improvements is provided above for informational purposes only. Information is based on the rent roll for the Non-Collateral Improvements as of December 31, 2024.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 32 Old Slip - Leased Fee Property and Non-Collateral Improvements:

Underwritten Net Cash Flow
	Underwritten	PSF(1)%
Base Rental Revenue(2)	$10,481,490	$248.52	100.0%
Effective Gross Revenue	$10,481,490	$248.52	100.0%
Net Operating Income	$10,481,490	$248.52	100.0%
Net Cash Flow	$10,481,490	$248.52	100.0%
(1)	Based on 42,176 square feet.
(2)	Based on the 10-yr average of contractual ground rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

128

Other – Leased Fee 32 Old Slip New York, NY 10005	Collateral Asset Summary – Loan No. 10 32 Old Slip - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 74.2% 1.10x 6.3%
Non-Collateral Look-Through Underwritten Net Cash Flow(1)
	2021	2022	2023	2024
Base Rental Revenue	$55,042,000	$56,598,502	$60,857,000	$55,485,161
Expense Reimbursements	5,419,000	4,891,978	6,637,000	7,640,694
Other Revenue	237,000	385,574	316,000	1,348,428
Effective Gross Revenue	$60,698,000	$61,876,054	$67,810,000	$64,474,283
Property Operating Expenses	14,821,000	15,434,204	15,945,000	18,068,419
Real Estate Taxes	11,452,000	10,313,266	11,124,000	12,012,446
Marketing, General & Administrative	2,098,000	1,347,808	2,472,000	1,442,863
Total Reimbursable Expenses	$28,371,000	$27,095,278	$29,541,000	$31,523,727
Fee Simple Net Operating Income	$32,327,000	$34,780,776	$38,269,000	$32,950,555
Ground Rent	8,500,000	8,500,000	8,500,000	8,500,000
Leasehold Net Operating Income	$23,827,000	$26,280,776	$29,769,000	$24,450,555
Ground Rent Coverage	3.80x	4.09x	4.50x	3.88x
(1)	The Non-Collateral Improvements are not collateral for the 32 Old Slip - Leased Fee Whole Loan.

Appraisal. According to the appraisal dated May 1, 2025, the 32 Old Slip - Leased Fee Property had an “as-is” appraised value of $225,000,000 as of March 24, 2025.

Appraisal Summary
Property	Appraised Value(1)	Capitalization Rate(1)
32 Old Slip - Leased Fee	$225,000,000	6.25%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment dated March 27, 2025, there are no recognized environmental conditions or current recommendations for further action at the 32 Old Slip - Leased Fee Property. The Phase I environmental site assessment identified the presence of underground storage tanks at the 32 Old Slip - Leased Fee Property, however, which, while not identified as a significant environmental concern to the 32 Old Slip - Leased Fee Property at this time, are recommended to be properly handled in accordance with governmental regulations in the event the 32 Old Slip - Leased Fee Property is redeveloped and/or any onsite excavations occur and disturb the area of the closed underground storage tanks.

The Market. The 32 Old Slip - Leased Fee Property is located in the Financial District submarket of Manhattan. According to the appraisal, Financial District vacancy and availability rates are near all-time highs, reported at 12.6% and 25.0%, respectively, for the fourth quarter of 2024 and are already reflective of the significant amount of office space withdrawn due to planned residential conversion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129

Other – Leased Fee 32 Old Slip New York, NY 10005	Collateral Asset Summary – Loan No. 10 32 Old Slip - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 74.2% 1.10x 6.3%

The following table presents certain information regarding the Financial District Historical Office Market Overview:

Financial District Historical Office Market Overview(1)
Period	Average Asking Rent	Vacancy Rate	Availability Rate	Leasing Activity YTD	Net Absorption YTD
Q4 2024	$55.58	12.60%	25.00%	$1,546,338	$2,863,493
Q3 2024	$55.70	23.30%	27.20%	NAV	NAV
Q2 2024	$55.34	24.50%	28.40%	NAV	NAV
Q1 2024	$55.21	24.70%	28.70%	NAV	NAV
Q4 2023	$55.81	25.50%	29.30%	$1,323,522	($452,881)
Q3 2023	$55.68	24.70%	28.80%	NAV	NAV
Q2 2023	$56.14	24.40%	28.40%	NAV	NAV
Q1 2023	$56.31	23.40%	27.80%	NAV	NAV
Q4 2022	$56.73	23.30%	27.40%	$1,879,198	$61,951
Q3 2022	$56.18	24.30%	28.40%	NAV	NAV
Q2 2022	$56.52	21.70%	28.00%	NAV	NAV
Q1 2022	$57.04	19.80%	27.20%	NAV	NAV
Average	$56.02	22.70%	27.90%	$1,583,019	$824,188
(1)	Source: Appraisal.

The Borrowers and the Borrower Sponsor. The borrowers are 32 Slipstream, LLC and 32 Old Stream, LLC, as tenants-in-common as to the 32 Old Slip - Leased Fee Property, each a Delaware limited liability company structured to be bankruptcy-remote with one independent manager. Legal counsel to the borrowers provided a non-consolidation opinion in connection with the origination of the 32 Old Slip - Leased Fee Whole Loan. The borrower sponsor and non-recourse carveout guarantor is Leon Melohn.

Property Management. The 32 Old Slip - Leased Fee Property is managed by Melohn Enterprises, LLC, a New York limited liability company and an affiliate of the borrowers.

Initial and Ongoing Reserves.

Tax Reserve – On a monthly basis during a 32 Old Slip Ground Lease Cessation Period (as defined below), the borrowers are required to deposit into a property tax reserve an amount equal to 1/12th of the property taxes that the lender reasonably estimates will be payable during the next ensuing 12 months.

Insurance Reserve – On a monthly basis during a 32 Old Slip Ground Lease Cessation Period, the borrowers are required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months; provided, however, such insurance reserve will be conditionally waived so long as the borrowers maintain a blanket policy meeting the requirements of the 32 Old Slip - Leased Fee Whole Loan documents, there is no continuing event of default under the 32 Old Slip - Leased Fee Whole Loan documents and the borrowers provide timely evidence of payment of the applicable premiums. At origination, there was no such blanket policy in place.

REMIC Payment Reserve – During a 32 Old Slip REMIC Cash Sweep Period (as defined below), all excess cash flow after payment of debt service, required reserves and budgeted operating expenses will be deposited into a REMIC payment reserve until such amount deposited in the REMIC payment reserve equals the 32 Old Slip REMIC Payment (as defined below) amount (as reasonably determined by the lender) in accordance with the 32 Old Slip - Leased Fee Whole Loan documents.

Upon the completion of any 32 Old Slip Tenant Change (as defined below) for which the borrowers’ consent is required pursuant to the terms of the 32 Old Slip Ground Lease, if the 32 Old Slip - Leased Fee Whole Loan is included in a securitization trust as to which REMIC elections are made (a “REMIC”) and immediately following such completion the 32 Old Slip - Leased Fee Whole Loan fails to satisfy a Lender 80% Determination (as defined below), then the borrowers are required (on the first payment date following the completion of such 32 Old Slip Tenant Change) to prepay the outstanding principal balance of the 32 Old Slip - Leased Fee Whole Loan in an amount equal to either (i) the amounts necessary to cause the Lender 80% Determination to be satisfied or (ii) a lesser amount, provided that the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

130

Other – Leased Fee 32 Old Slip New York, NY 10005	Collateral Asset Summary – Loan No. 10 32 Old Slip - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 74.2% 1.10x 6.3%

borrowers deliver to the lender an opinion of counsel, in form and substance reasonably satisfactory to the lender and delivered by counsel reasonably satisfactory to the lender, opining that the prosecution and completion of such 32 Old Slip Tenant Change does not cause any portion of the 32 Old Slip - Leased Fee Whole Loan to cease to be a “qualified mortgage” within the meaning of section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (such amount to satisfy the immediately preceding clause (i) or (ii), a “32 Old Slip REMIC Payment”).

A “32 Old Slip Trigger Period” means each period that commences upon the occurrence of any of the following events: (i) there is a default by the 32 Old Slip Ground Tenant (as defined below) under the 32 Old Slip Ground Lease arising out of a failure by the 32 Old Slip Ground Tenant to pay rent required thereunder (after all applicable notice and cure periods afforded to the 32 Old Slip Ground Tenant and the 32 Old Slip Ground Leasehold Mortgagee (as defined below) pursuant to the terms of the 32 Old Slip Ground Lease), (ii) the debt service coverage ratio, determined as of the first day of any fiscal quarter during any 32 Old Slip Ground Lease Cessation Period, is less than the 32 Old Slip Trigger Level (as defined below), or (iii) upon the 32 Old Slip Ground Tenant commencing any 32 Old Slip Tenant Change for which the borrowers’ consent is required pursuant to the terms of the 32 Old Slip Ground Lease, if the lender reasonably determines that that the 32 Old Slip - Leased Fee Whole Loan would not satisfy the Lender 80% Determination when such 32 Old Slip Tenant Change is completed, which 32 Old Slip Trigger Period concludes upon the earlier to occur of (a) in the case of a 32 Old Slip Trigger Period that commenced pursuant to the immediately preceding clause (i) or (ii), the debt service coverage ratio, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than the 32 Old Slip Trigger Level, (b) in the case of a 32 Old Slip Trigger Period that commenced pursuant to the immediately preceding clause (i), either (x) such default is waived by the borrowers in writing in connection with the borrowers’ actual receipt of the payment in cash of all such outstanding rent under the 32 Old Slip Ground Lease (whether such rent is paid by the 32 Old Slip Ground Tenant or the 32 Old Slip Ground Leasehold Mortgagee), which waiver is subject to the approval of the lender (not to be unreasonably withheld, conditioned or delayed) or (y) the borrowers enter into a replacement 32 Old Slip Ground Lease (subject to and in accordance with the terms of the 32 Old Slip Ground Lease) with the 32 Old Slip Ground Leasehold Mortgagee and the 32 Old Slip Ground Leasehold Mortgagee actually pays to the borrowers in cash all such outstanding rent under the 32 Old Slip Ground Lease, (c) in the case of a 32 Old Slip Trigger Period that commenced pursuant to the immediately preceding clause (ii), the borrowers enter into a replacement 32 Old Slip Ground Lease in accordance with the terms of the 32 Old Slip - Leased Fee Whole Loan documents, and (d) in the case of a 32 Old Slip Trigger Period that commenced pursuant to the immediately preceding clause (iii), until the earlier to occur of (x) such 32 Old Slip REMIC Payment is paid to the lender in full or (y) the borrowers demonstrate, to the lender’s reasonable satisfaction, that the 32 Old Slip Ground Tenant has ceased the 32 Old Slip Tenant Change giving rise to such 32 Old Slip Trigger Period and has restored the 32 Old Slip - Leased Fee Property to substantially the same condition of the 32 Old Slip - Leased Fee Property as it existed immediately preceding such 32 Old Slip Tenant Change (the period commencing upon such 32 Old Slip REMIC Payment being due until its conclusion pursuant to this clause (d), a “32 Old Slip REMIC Cash Sweep Period”).

A “32 Old Slip Trigger Level” means (i) with respect to each determination of debt service coverage ratio during the period commencing on the origination date of the 32 Old Slip - Leased Fee Whole Loan and ending on May 4, 2026, 1.00x, (ii) with respect to each determination of debt service coverage ratio during the period commencing on May 5, 2026 and ending on May 4, 2027, 1.02x, and (iii) with respect to each determination of debt service coverage ratio during the period commencing on May 5, 2027 and thereafter, 1.04x.

A “32 Old Slip Ground Lease Cessation Period” means the period commencing upon the 32 Old Slip Ground Lease ceasing to be in full force and effect (whether by reason of the 32 Old Slip Ground Lease’s expiration or termination by its terms, any termination of the 32 Old Slip Ground Lease by any party thereunder, any rejection of the 32 Old Slip Ground Lease in bankruptcy or similar proceeding by any party thereunder (provided, that the mere filing of a bankruptcy petition or petition for a similar proceeding by or against the 32 Old Slip Ground Tenant will not in and of itself constitute a 32 Old Slip Ground Lease Cessation Period unless and until the 32 Old Slip Ground Lease is actually rejected in such bankruptcy or similar proceeding) or any finding by a court of competent jurisdiction that the 32 Old Slip Ground Lease is no longer in full force and effect) and ending on the earlier to occur of (x) the date on which the borrowers enter into a replacement 32 Old Slip Ground Lease in accordance with the terms of the 32 Old Slip - Leased Fee Whole Loan documents, (y) the date on which the borrowers enter into a replacement 32 Old Slip Ground Lease with a 32 Old Slip Ground Leasehold Mortgagee in accordance with the 32 Old Slip Ground Lease or (z) the date on which any 32 Old Slip Ground Leasehold Mortgagee unconditionally assumes in writing all of the obligations of the 32 Old Slip Ground Tenant under the applicable 32 Old Slip Ground Lease pursuant to the terms of the 32 Old Slip Ground Lease and the 32 Old Slip Ground Lease is reinstated and is in full force and effect.

A “32 Old Slip Ground Tenant” means RXR 32 Old Slip Owner LLC, a Delaware limited liability company, or any other lessee under any replacement 32 Old Slip Ground Lease entered into in accordance with the 32 Old Slip - Leased Fee Whole Loan documents.

A “32 Old Slip Ground Leasehold Mortgagee” means (i) MESA WEST CORE LENDING FUND, LLC, a Delaware limited liability company (to the extent it is a mortgagee secured by the 32 Old Slip Ground Tenant’s leasehold interest in the 32 Old Slip - Leased Fee

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

131

Other – Leased Fee 32 Old Slip New York, NY 10005	Collateral Asset Summary – Loan No. 10 32 Old Slip - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 74.2% 1.10x 6.3%

Property), and any assignee or transferee thereof (to the extent such transferee or assignee is a qualified leasehold mortgagee under the 32 Old Slip Ground Lease), and (ii) any qualified leasehold mortgagee under the 32 Old Slip Ground Lease.

A “32 Old Slip Tenant Change” means any and all alterations, additions and other changes that the 32 Old Slip Ground Tenant is permitted to make, or may permit to be made, to the improvements on the 32 Old Slip - Leased Fee Property under the 32 Old Slip Ground Lease.

A “Lender 80% Determination” means a determination by the lender that, based on a current or updated appraisal, a broker’s price opinion or other written determination of value by an independent third party that is a broker or appraiser using a valuation method satisfactory to the lender, the fair market value of the 32 Old Slip - Leased Fee Property securing the 32 Old Slip - Leased Fee Whole Loan at the time of such determination (but excluding any value attributable to property that is not an interest in real property within the meaning of section 860G(a)(3)(A) of the Internal Revenue Code of 1986, as amended, and reducing the fair market value of the 32 Old Slip - Leased Fee Property by (a) the amount of any lien on the 32 Old Slip - Leased Fee Property that is senior to the applicable portion of the 32 Old Slip - Leased Fee Whole Loan that is held in the REMIC and (b) a proportionate amount of any lien on the 32 Old Slip - Leased Fee Property that is in parity with the applicable portion of the loan that is held in the REMIC) is at least 80% of the adjusted issue price (within the meaning of the Internal Revenue Code of 1986, as amended) of the applicable portion of the 32 Old Slip - Leased Fee Whole Loan that is held in the REMIC.

Lockbox / Cash Management. The 32 Old Slip - Leased Fee Whole Loan is structured with a hard lockbox and springing cash management. At origination, the borrowers were required to direct the 32 Old Slip Ground Tenant to remit all rents directly to a lender-controlled lockbox account. In addition, the borrowers are required to cause all cash revenues and all other money received by the borrowers or the property manager (other than tenant security deposits) to be deposited into the lockbox account by the end of the first business day following receipt. On each business day during the continuance of a 32 Old Slip Trigger Period or event of default under the 32 Old Slip - Leased Fee Whole Loan documents, all amounts in the lockbox, less the minimum balance as set forth in the 32 Old Slip - Leased Fee Whole Loan documents, are required to be remitted to the cash management account. At the end of each business day, if neither a 32 Old Slip Trigger Period nor an event of default under the 32 Old Slip - Leased Fee Whole Loan is continuing, all amounts in the lockbox account, less the minimum balance as set forth in the 32 Old Slip - Leased Fee Whole Loan documents, are required to be remitted to a borrower-controlled operating account.

On each payment date during the continuance of a 32 Old Slip Trigger Period, provided no event of default is continuing (or, at the lender’s discretion, during an event of default under the 32 Old Slip - Leased Fee Whole Loan documents), all funds on deposit in the cash management account after payment of debt service on the 32 Old Slip - Leased Fee Whole Loan, required reserves (including the REMIC payment reserve described above under “Initial and Ongoing Reserves”) and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the 32 Old Slip - Leased Fee Whole Loan.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

Other – Leased Fee 32 Old Slip New York, NY 10005	Collateral Asset Summary – Loan No. 10 32 Old Slip - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 74.2% 1.10x 6.3%

Ground Lease. The borrowers’ interest in the 32 Old Slip - Leased Fee Property is a fee interest, and the borrowers have ground leased the 32 Old Slip - Leased Fee Property to the Ground Tenant.

10- Year Ground Rent Schedule
Start Date	End Date	Monthly Base Rent	Annual Base Rent
4/13/2025	4/12/2026	$797,698	$9,572,381
4/13/2026	4/12/2027	$813,652	$9,763,829
4/13/2027	4/12/2028	$829,925	$9,959,105
4/13/2028	4/12/2029	$846,524	$10,158,287
4/13/2029	4/12/2030	$863,454	$10,361,453
4/13/2030	4/12/2031	$880,724	$10,568,682
4/13/2031	4/12/2032	$898,338	$10,780,056
4/13/2032	4/12/2033	$916,305	$10,995,657
4/13/2033	4/12/2034	$934,631	$11,215,570
4/13/2034	4/12/2035	$953,323	$11,439,881
10-Yr Average		$873,458	$10,481,490

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

Office – Suburban Various Plymouth Meeting, PA 19462	Collateral Asset Summary – Loan No. 11 Plymouth Meeting Executive Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 51.9% 2.02x 19.9%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Acquisition	Property Type – Subtype:	Office - Suburban
Borrower Sponsor(s):	Harry Adjmi and Carolyn Dayon	Collateral:	Fee
Borrower(s):	PM Properties1, LLC	Location:	Plymouth Meeting, PA
Original Balance(1):	$16,000,000	Year Built / Renovated(4):	Various / Various
Cut-off Date Balance(1):	$16,000,000	Property Management:	PMEM, LLC
% by Initial UPB:	2.5%	Size:	521,288 SF
Interest Rate(2):	7.80138888888889%	Appraised Value / Per SF:	$69,300,000 / $133
Note Date:	September 26, 2024	Appraisal Date:	July 11, 2024
Original Term:	120 months	Occupancy(5):	67.2% (as of March 31, 2025)
Amortization(3):	Interest Only, Amortizing Balloon	UW Economic Occupancy:	67.5%
Original Amortization:	328 months	Underwritten NOI:	$7,158,551
Interest Only Period:	24 months	Underwritten NCF:	$6,501,978
First Payment Date:	November 6, 2024
Maturity Date:	October 6, 2034	Historical NOI
Additional Debt Type(1)(2):	Pari Passu / B-Note	Most Recent NOI:	$7,678,219 (TTM March 31, 2025)
Additional Debt Balance(1)(2):	$20,000,000 / $5,000,000	2024 NOI:	$8,123,356
Call Protection:	L(34),D(79),O(7)	2023 NOI:	$7,946,431
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$9,467,128

Reserves				Financial Information(1)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$122,917	$122,917	NAP	Cut-off Date Loan Per SF:	$69	$79
Insurance:	$0	Springing	NAP	Maturity Date Loan Per SF:	$61	$71
Replacement Reserve	$0	$10,860	NAP	Cut-off Date LTV:	51.9%	59.2%
TI/LC Reserve:	$5,000,000	Springing	$5,000,000	Maturity Date LTV:	45.9%	53.2%
HKR Free Rent Reserve:	$760,670	$0	NAP	UW NOI DY:	19.9%	17.5%
Auxilior Free Rent Reserve:	$0	$20,403	NAP	UW NCF DSCR:	2.02x	2.02x(3)

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan(1)	$36,000,000	48.6%	Purchase Price	$65,500,000	88.5%
Borrower Sponsor Equity	17,552,162	23.7	Upfront Reserves	5,883,588	7.9
Other Sources(6)	15,500,000	20.9	Closing Costs	2,668,574	3.6
Subordinate Debt(2)	5,000,000	6.8
Total Sources	$74,052,162	100.0%	Total Uses	$74,052,162	100.0%
(1)	The Plymouth Meeting Executive Campus Mortgage Loan (as defined below) is part of the Plymouth Meeting Executive Campus Whole Loan (as defined below), which is evidenced by two pari passu senior promissory notes and one junior promissory note with an aggregate principal balance of $41,000,000. The Financial Information presented above is based on the aggregate principal balance of the promissory notes comprising the Plymouth Meeting Executive Campus Whole Loan.
(2)	The Plymouth Meeting Executive Campus Whole Loan was modified to split the $41.0 million loan into an A-1 Note of $20.0 million, an A-2 Note of $16.0 million and a B Note of $5.0 million in May 2025. The coupon on the A-1 Note and the A-2 Note is 7.80138888888889%, and the coupon on the B Note is 0.0%.
(3)	The Plymouth Meeting Executive Campus Mortgage Loan provides for monthly payments of interest-only for a period of 24 months following origination, then monthly payments of $268,656.28 are required until maturity. However, each principal payment will be applied to reduce the balance of the A notes until their aggregate principal balance is reduced to zero. Principal payments on the B note are not due until maturity. The interest rate of each A note is 7.80138888888889%. The interest rate of the B note is 0.00%.
(4)	See “Portfolio Summary” below.
(5)	Current Occupancy excludes known vacates. Vault Communications vacated 10,626 SF at lease expiration on March 31, 2025.
(6)	See “In Place Preferred Equity” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

134

Office – Suburban Various Plymouth Meeting, PA 19462	Collateral Asset Summary – Loan No. 11 Plymouth Meeting Executive Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 51.9% 2.02x 19.9%

The Loan. The eleventh largest mortgage loan (the “Plymouth Meeting Executive Campus Mortgage Loan”) is part of a fixed rate whole loan (the “Plymouth Meeting Executive Campus Whole Loan”) with an aggregate principal balance of as of the Cut-off Date of $41,000,000, which is secured by the borrower’s fee interest in five office properties, totaling 521,288 square feet, all located in Plymouth Meeting, Pennsylvania (each, a “Plymouth Meeting Executive Campus Property” and collectively, the “Plymouth Meeting Executive Campus Properties”). The Plymouth Meeting Executive Campus Whole Loan was originated on September 26, 2024 by Goldman Sachs Bank USA (“GSBI”) and is comprised of (i) one controlling senior note designated as note A-1 with a principal balance as of the Cut-off Date of $20.0 million, (ii) one noncontrolling senior note designated as note A-2 with a principal balance as of the Cut-off Date of $16.0 million, and (ii) one noncontrolling subordinate note designated as note B with an outstanding principal balance as of the Cut-off Date of $5.0 million (the “Plymouth Meeting Executive Campus Subordinate Companion Loan”) as detailed in the “Whole Loan Summary” table below. Only the Plymouth Meeting Executive Campus Mortgage Loan will be included in the mortgage pool for the Benchmark 2025-B41 mortgage trust.

The table below identifies the promissory notes that comprise the Plymouth Meeting Executive Campus Whole Loan. The Plymouth Meeting Executive Campus Whole Loan is serviced pursuant to the pooling and servicing agreement for the BMO 2025-C12 trust securitization. The relationship between the holders of the Plymouth Meeting Executive Campus Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The Plymouth Meeting Executive Campus Whole Loan” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Senior Notes
A-1	$20,000,000	$20,000,000	BMO 2025-C12	Yes
A-2	$16,000,000	$16,000,000	Benchmark 2025-B41	No
Junior Note
B-1	$5,000,000	$5,000,000	GSBI	No
Whole Loan	$41,000,000	$41,000,000

The following information presents certain information relating to the Plymouth Meeting Executive Campus Properties:

Portfolio Summary(1)
Property Name	Year Built / Renovated	SF	% of SF	Occupancy	Appraised Value	Largest Tenant	Largest Tenant %	Largest Tenant Expiration
660 West Germantown Pike	1987 / 2014	161,521	31.0%	89.7%	$24,800,000	Accolade	55.6%	6/30/2027
620 West Germantown Pike	1990 / 2022	90,183	17.3%	81.2%	$12,800,000	Auxilior Capital Partners, Inc.	25.2%	8/31/2031
630 West Germantown Pike	1988 / 2022	89,870	17.2%	60.4%	$11,400,000	Harmony Biosciences, LLC	39.8%	MTM
600 West Germantown Pike	1986 / 2022	89,626	17.2%	34.3%	$10,300,000	American Executive Centers, Inco	16.7%	5/31/2028
610 West Germantown Pike	1986 / 2022	90,088	17.3%	52.1%	$9,900,000	Horst Krekstein	23.2%	8/31/2035
Total		521,288	100.0%		$69,300,000
(1)	Based on the in-place rent roll dated March 31, 2025, inclusive of rent steps through February 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

135

Office – Suburban Various Plymouth Meeting, PA 19462	Collateral Asset Summary – Loan No. 11 Plymouth Meeting Executive Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 51.9% 2.02x 19.9%

The following table presents certain information relating to the tenancy at the Plymouth Meeting Executive Campus Properties:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Accolade	NR/NR/NR	89,878	17.2%	$3,191,568	$35.51	28.0%	6/30/2027	N	2 x 5 yrs
Harmony Biosciences, LLC(2)	NR/NR/NR	35,781	6.9%	$1,123,166	$31.39	9.8%	MTM	N	1 x 5 yrs
Inovio	NR/NR/NR	22,755	4.4%	$808,030	$35.51	7.1%	12/31/2029	N	None
Auxilior Capital Partners, Inc.	NR/NR/NR	22,727	4.4%	$802,945	$35.33	7.0%	8/31/2031	N	1 x 5 yrs
Horst Krekstein	NR/NR/NR	20,884	4.0%	$682,889	$32.70	6.0%	8/31/2035	N	2 x 5 yrs
American Executive Centers, Inco	NR/NR/NR	14,958	2.9%	$452,330	$30.24	4.0%	5/31/2028	N	1 x 5 yrs
Bio-Medical Applications of Pennsylvania	NR/NR/NR	11,624	2.2%	$390,101	$33.56	3.4%	6/30/2026	N	1 x 5 yrs
Nationwide Mutual Insurance Company	NR/NR/NR	10,160	1.9%	$368,402	$36.26	3.2%	10/31/2025	N	None
Aerotek	NR/NR/NR	7,997	1.5%	$284,293	$35.55	2.5%	11/30/2027	Y(3)	1 x 5 yrs
ConcertAI LLC	NR/NR/NR	8,109	1.6%	$280,815	$34.63	2.5%	4/30/2029	Y(4)	2 x 5 yrs
Major Tenants		244,873	47.0%	$8,384,538	$34.24	73.4%
Other Tenants		105,229	20.2%	$3,031,527	$28.81	26.6%
Occupied Collateral		350,102	67.2%	$11,416,065	$32.61	100.0%
Vacant Space (Owned)		171,186	32.8%
Total		521,288	100.0%
(1)	Based on the in-place rent roll dated March 31, 2025, inclusive of rent steps through February 2026.
(2)	According to the borrower sponsor, Harmony Biosciences, LLC is having active discussions to renew its lease. We cannot assure you that the tenant will renew its lease.
(3)	Aerotek has a lease termination option effective October 2026 with payment of a termination fee.
(4)	ConcertAI LLC has a lease termination option effective May 2027 with payment of a termination fee.

The following table presents certain information with respect to the lease rollover at the Plymouth Meeting Executive Campus Properties:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	61,329	11.8%	11.8%	$1,878,791	16.5%	$30.63	9
2026	46,594	8.9%	20.7%	$1,323,858	11.6%	$28.41	9
2027	116,811	22.4%	43.1%	$4,119,306	36.1%	$35.26	10
2028	27,273	5.2%	48.3%	$816,723	7.2%	$29.95	3
2029	45,524	8.7%	57.1%	$1,584,427	13.9%	$34.80	7
2030	6,216	1.2%	58.3%	$207,126	1.8%	$33.32	3
2031	22,727	4.4%	62.6%	$802,945	7.0%	$35.33	1
2032	0	0.0%	62.6%	$0	0.0%	$0.00	0
2033	0	0.0%	62.6%	$0	0.0%	$0.00	0
2034	0	0.0%	62.6%	$0	0.0%	$0.00	0
2035	20,884	4.0%	66.6%	$682,889	6.0%	$32.70	1
2036 & Thereafter	2,744	0.5%	67.2%	$0	0.0%	$0.00	4
Vacant	171,186	32.8%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	521,288	100.0%		$11,416,065	100.0%	$32.61	47
(1)	Based on the underwritten rent roll dated March 31, 2025, inclusive of rent steps through February 2026.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

136

Office – Suburban Various Plymouth Meeting, PA 19462	Collateral Asset Summary – Loan No. 11 Plymouth Meeting Executive Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 51.9% 2.02x 19.9%

The following table presents certain information regarding competitive sales of the Plymouth Meeting Executive Campus Properties:

Comparable Sales(1)
Property Name	City / State	SF	Built / Renovated	Sale Date	Stabilized Sale Price	Occupancy	Cap Rate
Plymouth Meeting Executive Campus	Plymouth Meeting, PA	521,288	Various / Various	NAP	NAP	67.2%	NAP
One, Two and Three Bala Plaza	Bala Cynwyd, PA	1,122,154	1967 / 1982	November 2023	$185,000,000	91%	8.35%
One Tower Bridge	Conshohocken, PA	271,215	1989 / NAP	March 2023	$76,750,000	92%	7.98%
The Forge	King Of Prussia, PA	156,862	1981 / 2020	January 2023	$28,000,000	93%	10.01%
440-460 E Swedesford Road	Wayne, PA	150,466	1978 / 2019	October 2022	$36,820,000	95%	8.42%
980 at Blue Bell	Blue Bell, PA	149,476	1985 / 2019	February 2022	$36,500,000	87%	7.30%
(1)	Source: Appraisal.

In Place Preferred Equity. The Plymouth Meeting Executive Campus Whole Loan documents permit preferred equity (which is currently in place) in the maximum amount of $15,500,000 subject to the satisfaction of certain conditions (the “Permitted Preferred Equity”) including, among others, (i) no event of default exists, (ii) the lender's reasonable preapproval of the language to be contained in the sole member's organizational documents and any other documentation as evidence of the Permitted Preferred Equity and the rights of the holder in relation thereto, including those provisions which detail the holder's ability to assume ownership control of the borrower, (iii) the holder is not permitted at any time the Plymouth Meeting Executive Campus Whole Loan remains outstanding to sell or transfer its rights in the Permitted Preferred Equity except as otherwise permitted pursuant to the Plymouth Meeting Executive Campus Whole Loan documents and any other documents entered in relation thereto with or in favor of the lender, (iv) if required by the lender, the holder of the Permitted Preferred Equity and the lender enter into and execute a recognition agreement in form and substance reasonably acceptable to the lender, (v) the holder of the Permitted Preferred Equity may not exercise its rights in relation thereto without satisfying the requirements under the Plymouth Meeting Executive Campus Whole Loan documents, (vi) the outside redemption date for such Permitted Preferred Equity is 10 years from the origination date, (vii) the maximum return rate for such Permitted Preferred Equity is (a) 8.25% for years 1 through 5, (b) 9.5% for years 6 and 7, and (c) during years 8 through 10, an amount equivalent to principal and interest payments that would be due based upon an 11% interest rate, and an amortization schedule of 25 years, (viii) as a condition to exercising any right to cause a change in control of the borrower, there is an assumption of guaranties and indemnities made in relation to the Plymouth Meeting Executive Campus Whole Loan by a party acceptable to the lender in its sole discretion (provided that the borrower sponsors’ (a) guaranty of the Recourse Portion (as defined in the Plymouth Meeting Executive Campus Whole Loan documents), and (b) their covenants and obligations to the lender under the guaranty will survive any such assumption of ownership control of the borrower by the holder of any Permitted Preferred Equity), (ix) the repayment of the Permitted Preferred Equity and the rights which may be exercised in relation thereto will be expressly subordinate to the Plymouth Meeting Executive Campus Whole Loan, and (x) delivery of a rating agency confirmation. For additional information, see “Description of the Mortgage Pool—Additional Indebtedness—Permitted Preferred Equity” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

137

Office – Suburban Various Plymouth Meeting, PA 19462	Collateral Asset Summary – Loan No. 11 Plymouth Meeting Executive Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 51.9% 2.02x 19.9%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Plymouth Meeting Executive Campus Properties:

Cash Flow Analysis(1)
	2020	2021	2022	2023	2024	TTM 3/31/2025	Underwritten	PSF(2)
Base Rental Revenue	$12,863,344	$12,241,629	$13,155,301	$12,196,627	$12,393,465	$12,113,552	$11,416,065	$21.90
Credit Tenant Rent Steps	0	0	0	0	0	0	11,691	$0.02
Total Commercial Reimbursement Revenue	1,439,557	1,402,819	1,770,931	1,367,044	1,333,370	1,117,716	1,157,686	$2.22
Market Revenue from Vacant Units	0	0	0	0	0	0	6,064,139	$11.63
Other Revenue	225,637	100,246	357,470	52,157	142,367	226,142	36,266	$0.07
Potential Gross Revenue	$14,528,538	$13,744,694	$15,283,702	$13,615,828	$13,869,202	$13,457,410	$18,685,847	$35.85
Vacancy Loss	0	0	0	0	0	0	(6,064,139)	($11.63)
Effective Gross Revenue	$14,528,538	$13,744,694	$15,283,702	$13,615,828	13,869,202	13,457,410	$12,621,708	$24.21
Real Estate Taxes	1,245,017	1,282,681	1,321,265	1,360,723	1,434,875	1,429,392	1,432,853	$2.75
Insurance	62,164	69,576	75,428	80,699	133,847	167,530	198,693	$0.38
Utilities	845,558	878,000	1,046,877	923,901	876,271	892,389	817,842	$1.57
Repairs & Maintenance	511,696	536,389	531,356	521,538	503,694	574,841	586,413	$1.12
Janitorial	58,128	54,633	65,294	71,609	597,088	389,333	58,980	$0.11
Management Fee	465,863	467,027	487,177	499,017	586,347	655,792	378,651	$0.73
Payroll (Office, Security, Maintenance)	432,623	355,943	353,884	367,779	434,126	453,085	42,166	$0.08
General and Administrative - Direct	613,384	701,237	686,288	579,785	569,225	426,560	347,946	$0.67
Other Expenses	1,222,515	1,250,449	1,249,005	1,264,346	610,373	790,269	1,599,613	$3.07
Total Expenses	$5,456,948	$5,595,935	$5,816,574	$5,669,397	$5,745,846	$5,779,191	$5,463,157	$10.48
Net Operating Income	$9,071,590	$8,148,759	$9,467,128	$7,946,431	$8,123,356	$7,678,219	$7,158,551	$13.73
Replacement Reserves	0	0	0	0	0	0	130,322	$0.25
TI/LC	0	0	0	0	206,143	718,313	526,252	$1.01
Net Cash Flow	$9,071,590	$8,148,759	$9,467,128	$7,946,431	$7,917,213	$6,959,906	$6,501,978	$12.47

Occupancy	NAV	84.5%	86.7%	77.8%	70.0%	72.4%	67.5%
NCF DSCR	2.81x	2.53x	2.94x	2.46x	2.46x	2.16x	2.02x
NOI Debt Yield	25.2%	22.6%	26.3%	22.1%	22.6%	21.3%	19.9%
(1)	Based on the underwritten rent roll dated March 31, 2025, inclusive of rent steps through February 2026.
(2)	PSF is based on 521,288 SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

138

Office – Suburban 91-1300 Enterprise Avenue Kapolei, HI 96707	Collateral Asset Summary – Loan No. 12 Honolulu FBI Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 54.0% 1.62x 12.3%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office - Suburban
Borrower Sponsor(s):	Eagle River Investors, LLC	Collateral:	Fee
Borrower(s)(1):	Eagle River Investors - Hawaii, LLC	Location:	Kapolei, HI
Original Balance(2):	$15,000,000	Year Built / Renovated:	2011 / NAP
Cut-off Date Balance(2):	$15,000,000	Property Management:	Eagle River Investors, LLC
% by Initial UPB:	2.4%	Size:	150,365 SF
Interest Rate:	7.25300%	Appraised Value / Per Room:	$87,400,000 / $581
Note Date:	July 1, 2025	Appraisal Date:	March 18, 2025
Original Term:	120 months	Occupancy:	100.0% (as of July 6, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$5,796,518
Interest Only Period:	120 months	Underwritten NCF:	$5,616,080
First Payment Date:	August 6, 2025
Maturity Date:	July 6, 2035	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI:	$6,626,791 (TTM May 31, 2025)
Additional Debt Balance(2):	$32,200,000	2023 NOI:	$6,659,948
Call Protection(3):	L(25),D(90),O(5)	2022 NOI:	$6,522,258
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$6,577,392

Reserves				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan Per SF:	$314
Taxes:	$458,609	$70,555	NAP	Maturity Date Loan Per SF:	$314
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	54.0%
Replacement Reserve	$0	Springing	NAP	Maturity Date LTV:	54.0%
TI/LC Reserve:	$0	Springing	NAP	UW NOI DY:	12.3%
Special Rollover Reserve	$0	Springing	NAP	UW NCF DSCR:	1.62x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$47,200,000	99.8%	Loan Payoff	$46,039,209	97.4%
Borrower Sponsor Contribution	$77,592	0.2	Closing Costs	$779,774	1.6
			Reserves	$458,609	1.0
Total Sources	$47,227,592	100.0%	Total Uses	$47,227,592	100.0%
(1)	In the event that the borrower fails to make the lease expiration additional deposit or provide the lease expiration letter of credit, the borrower will be recourse to the lender in an amount equal to $12,000,000 of principal.
(2)	The Honolulu FBI Office Mortgage Loan (as defined below) is part of a whole loan evidenced by three pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of approximately $47.2 million (the “Honolulu FBI Office Whole Loan”). The financial information in the chart above reflects the Honolulu FBI Office Whole Loan.
(3)	Defeasance of the Honolulu FBI Office Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last note to be securitized and (ii) July 1, 2028. The assumed defeasance lockout period is based on the anticipated closing date of the Benchmark 2025-B41 securitization in September 2025. The actual defeasance lockout period may be longer.

Loan. The 12th largest mortgage loan (the “Honolulu FBI Office Mortgage Loan”) is part of a fixed rate whole loan secured by the borrower’s fee interest in a first-priority mortgage encumbering a 150,365 SF office property in Kapolei, Hawaii (the “Honolulu FBI Office Property”). The Honolulu FBI Office Whole Loan consists of three pari passu promissory notes and accrues interest at a rate of 7.25300% per annum. The Honolulu FBI Office Whole Loan has a 10-year, interest-only term. The Honolulu FBI Office Mortgage Loan is evidenced by the non-controlling Note A-2-A with a principal balance as of the Cut-off Date of $15,000,000. The Honolulu FBI Office Whole Loan will be serviced pursuant to the pooling and servicing agreement for the MSBAM 2025-C35 securitization trust. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

139

Office – Suburban 91-1300 Enterprise Avenue Kapolei, HI 96707	Collateral Asset Summary – Loan No. 12 Honolulu FBI Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 54.0% 1.62x 12.3%

The table below summarizes the promissory notes that comprise the Honolulu FBI Office Whole Loan:

Honolulu FBI Office Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$27,200,000	$27,200,000	MSBAM 2025-C35(1)	Yes
A-2-A	$15,000,000	$15,000,000	Benchmark 2025-B41	No
A-2-B(2)	$5,000,000	$5,000,000	Goldman Sachs Bank USA	No
Whole Loan	$47,200,000	$47,200,000
(1)	The MSBAM 2025-C35 securitization is expected to close on or about August 14, 2025.
(2)	Expected to be contributed to one or more future securitization(s).

The following table presents certain information relating to the sole tenant at the Honolulu FBI Office Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Federal Bureau of Investigation (GSA)	Aa1/AA+/AA+	150,365	100.0%	$8,870,247	$58.99	100.0%	10/22/2032	N	None
Occupied Total Collateral		150,365	100.0%	$8,870,247	$58.99	100.0%
(1)	Information is based on the underwritten rent roll dated July 6, 2025 with rent steps taken through October 22, 2025.
(2)	Certain ratings are those of the parent company or government, whether or not the parent guarantees the lease.

The following table presents certain information with respect to the lease rollover at the Honolulu FBI Office Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	150,365	100.0%	100.0%	$8,870,247	100.0%	$58.99	1
2033	0	0.0%	100.0%	$0	0.0%	$0.00	0
2034	0	0.0%	100.0%	$0	0.0%	$0.00	0
2035	0	0.0%	100.0%	$0	0.0%	$0.00	0
2036 & Thereafter	0	0.0%	100.0%	$0	0.0%	$0.00	0
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	150,365	100.0%		$8,870,247	100.0%	$58.99	1
(1)	Information is based on the underwritten rent roll dated July 6, 2025 with rent steps taken through October 22, 2025.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

140

Office – Suburban 91-1300 Enterprise Avenue Kapolei, HI 96707	Collateral Asset Summary – Loan No. 12 Honolulu FBI Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 54.0% 1.62x 12.3%

The following table presents certain information relating to the appraisal’s market rent conclusion for the Honolulu FBI Office Property:

Market Rent Summary
GSA Lease
Property SF	150,365
Market Rent (PSF per year)	$60.00
Lease Term (Years)	15
Lease Type (Reimbursements)	RE Tax Above Base Year
New Tenant Improvements (PSF)	None
Renewal Tenant Improvements (PSF)	None
(1)	Source: Appraisal.

The following table presents recent leasing data at comparable GSA-leased office properties with respect to the Honolulu FBI Office Property:

Comparable GSA Leases(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (Years)	Annual Base Rent PSF
Honolulu FBI Office Kapolei, HI	2011 / NAP	150,365(1)	Federal Bureau of Investigation (GSA)(1)	150,365(2)	Oct-12(2)	20.0(2)	$58.99(2)
1132 Bishop Street Honolulu, HI	1992 / NAP	492,560	GSA	21,521	Feb-21	15.0	$50.03
1003 Bishop Street Honolulu, HI	1993 / NAP	456,814	GSA	21,103	Mar-21	10.0	$63.13
415 Garland Ave Fort Smith, AR	2009 / NAP	7,663	Federal Bureau of Investigation (GSA)	7,633	Mar-25	15.0	$33.06
3110 North Interstate Drive Norman, OK	2019 / NAP	7,119	Federal Bureau of Investigation (GSA)	5,898	Dec-24	15.0	$24.19
5245 Pacific Concourse Drive Los Angeles, CA	1989 / NAP	65,930	GSA	65,930	Apr-24	20.0	$39.50
12401 Sycamore Station Place Louisville, KY	2009 / NAP	120,197	Federal Bureau of Investigation	120,197	Mar-24	20.0	$30.35
2420 & 2430 Stevens Center Place Richland, WA	1995 / NAP	140,152	GSA	140,152	Oct-23	10.0	$24.88
2262 Wall Avenue Ogden, UT	2007 / NAP	135,206	Federal Bureau of Investigation	135,206	Nov-22	20.0	$32.53
1201 North McColl Road Mcallen, TX	2001 / NAP	79,735	Federal Bureau of Investigation	79,735	Jun-22	17.0	$42.41
801 Follin Lane Vienna, VA	1971 / NAP	225,038	Federal Bureau of Investigation (GSA)	190,268	Mar-22	20.0	$33.23
22000 Southeast Stark Street Gresham, OR	2021 / NAP	95,901	DHS	95,901	Jul-21	19.9	$24.84
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Information is based on the underwritten rent roll dated July 6, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

141

Office – Suburban 91-1300 Enterprise Avenue Kapolei, HI 96707	Collateral Asset Summary – Loan No. 12 Honolulu FBI Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 54.0% 1.62x 12.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Honolulu FBI Office Property:

Cash Flow Analysis(1)
	2022	2023	2024	TTM 5/31/2025	U/W	U/W Per SF(1)
Gross Potential Rent	$8,721,192	$8,785,765	$8,838,441	$8,852,370	$8,870,247	$58.99
Recovery Income	338,901	307,643	358,555	383,115	427,623	$2.84
Other Income	191,049	257,474	207,513	194,132	193,165	$1.28
Vacancy	0	0	0	0	(474,519)	($3.16)
Effective Gross Income	$9,251,142	$9,350,882	$9,404,509	$9,429,617	$9,016,515	$59.96
Taxes	1,154,456	1,165,084	1,212,416	1,222,606	1,246,203	$8.29
Insurance	111,283	244,331	87,258	69,860	210,939	$1.40
Other Operating Expenses	1,408,011	1,419,210	1,444,887	1,510,360	1,762,855	$11.72
Total Operating Expenses	$2,673,750	$2,828,624	$2,744,561	$2,802,826	$3,219,997	$21.41
Net Operating Income	$6,577,392	$6,522,258	$6,659,948	$6,626,791	$5,796,518	$38.55
TI/LC	0	0	0	0	150,365	$1.00
Capital Expenditures	0	0	0	0	30,073	$0.20
Net Cash Flow	$6,577,392	$6,522,258	$6,659,948	$6,626,791	$5,616,080	$37.35

Occupancy(2)	100.00%	100.00%	100.00%	100.00%	95.00%
NCF DSCR(3)	1.89x	1.88x	1.92x	1.91x	1.62x
NOI Debt Yield(3)	13.90%	13.80%	14.10%	14.00%	12.30%
(1)	Information is based on the underwritten rent roll dated July 6, 2025 with rent steps taken through October 22, 2025.
(2)	Occupancy represents the average occupancy during each respective year. UW Occupancy represents underwritten economic occupancy.
(3)	NCF DSCR and NOI Debt Yield are based on the Honolulu FBI Office Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

142

Mixed Use – Retail 29-33 Ninth Avenue New York, NY 10004	Collateral Asset Summary – Loan No. 13 29-33 Ninth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 58.4% 1.30x 9.0%
Mortgage Loan Information		Property Information
Loan Seller:	UBS AG	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use – Retail
Borrower Sponsor(s):	Joseph Cayre	Collateral:	Fee
Borrower(s):	33 Ninth Commercial Owner LLC and 33 Ninth Retail Owner LLC	Location:	New York, NY
Original Balance(1):	$15,000,000	Year Built / Renovated:	1903 / 2003
Cut-off Date Balance(1):	$15,000,000	Property Management:	Self-Managed
% by Initial UPB:	2.4%	Size:	87,537 SF
Interest Rate:	6.44000%	Appraised Value / Per SF:	$231,000,000 / $2,639
Note Date:	February 4, 2025	Appraisal Date:	December 5, 2024
Original Term:	120 months	Occupancy:	100.0% (as of November 30, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI(2):	$12,140,065
Interest Only Period:	120 months	Underwritten NCF:	$11,443,857
First Payment Date:	March 6, 2025
Maturity Date:	February 6, 2035	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(2):	$8,138,512 (TTM November 30, 2024)
Additional Debt Balance(1):	$120,000,000	2023 NOI:	$10,645,576
Call Protection:	L(30),D(85),O(5)	2022 NOI:	$10,481,090
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	$9,471,222

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$1,542
Taxes:	$212,776	$81,837	NAP	Maturity Date Loan / SF:	$1,542
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	58.4%
Replacement Reserves:	$0	$1,459	NAP	Maturity Date LTV:	58.4%
TI/LC Reserves:	$0	$14,590	NAP	UW NOI DY:	9.0%
Immediate Repairs:	$29,900	$0	NAP	UW NCF DSCR:	1.30x
Other Reserves(3):	$2,185,089	Springing	(3)

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$135,000,000	95.0%	Loan Payoff	$102,289,129	72.0%
Borrower Sponsor Equity	7,129,601	5.0	Other Debt	29,707,719	20.9
			Closing Costs(4)	7,704,988	5.4
			Upfront Reserves	2,427,765	1.7
Total Sources	$142,129,601	100.0%	Total Uses	$142,129,601	100.0%
(1)	The 29-33 Ninth Avenue mortgage loan (the “29-33 Ninth Avenue Mortgage Loan”) is part of a whole loan evidenced by nine pari passu promissory notes with an aggregate original principal balance of $135,000,000 (the “29-33 Ninth Avenue Whole Loan”). Financial Information is based on the 29-33 Ninth Avenue Whole Loan.
(2)	The increase from Most Recent NOI to Underwritten NOI is primarily driven by (i) European Crystal (Baccarat) occupying 3,995 square feet of space in November 2024 accounting for approximately $2.4 million of underwritten base rent and (ii) rent steps through February 2026 totaling approximately $338,550.
(3)	Other Reserves consist of (i) an upfront reserve of $1,446,338 for outstanding tenant allowances, tenant improvements and leasing commissions related to the Baccarat lease, (ii) an upfront reserve of approximately $738,751 for rent concession funds related to the leases with Baccarat ($590,000) and Chez Margaux (approximately $148,751), (iii) monthly condominium charges equal to 1/12th of all common charges, assessments for common charges and expenses, special or general, and other items for the payment of which the borrowers are responsible for pursuant to the condominium documents against the 29-33 Ninth Avenue property as the same will become due and payable and (iv) a springing monthly Material Tenant (as defined below) reserve, subject to a cap as further detailed in the 29-33 Ninth Avenue Whole Loan documents. A “Material Tenant” means (i) Soho House New York or (ii) any tenant at the 29-33 Ninth Avenue property that, individually or together with its affiliates, either (a) leases no less than 20% of the total rentable square footage of the 29-33 Ninth Avenue property or (b) accounts for (or would account for) no less than 20% of the total in-place base rent at the 29-33 Ninth Avenue property.
(4)	Closing Costs include an interest rate buydown of approximately $3,411,907.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

143

Mixed Use – Retail 29-33 Ninth Avenue New York, NY 10004	Collateral Asset Summary – Loan No. 13 29-33 Ninth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 58.4% 1.30x 9.0%

The table below identifies the promissory notes that comprise the 29-33 Ninth Avenue Whole Loan. The relationship between the holders of the 29-33 Ninth Avenue Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The 29-33 Ninth Avenue Whole Loan is serviced under the pooling and servicing agreement for the BBCMS 2025-C35 securitization trust. See “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$40,000,000	BBCMS 2025-C35	Yes
A-2	$30,000,000	$30,000,000	BMO 2025-C11	No
A-3	$20,000,000	$20,000,000	BBCMS 2025-C35	No
A-4	$10,000,000	$10,000,000	BMO 2025-C11	No
A-5	$10,000,000	$10,000,000	BBCMS 2025-C35	No
A-6	$10,000,000	$10,000,000	Benchmark 2025-B41	No
A-7	$5,000,000	$5,000,000	BMO 2025-C11	No
A-8	$5,000,000	$5,000,000	BBCMS 2025-C35	No
A-9	$5,000,000	$5,000,000	Benchmark 2025-B41	No
Whole Loan	$135,000,000	$135,000,000

The following table presents certain information relating to the largest tenants at the 29-33 Ninth Avenue property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent(2)	U/W Base Rent Per SF(2)	% Annual U/W Base Rent(2)	Lease Expiration	Termination Option (Y/N)	Renewal Option
Tenants
Soho House New York	NR/NR/NR	69,984	79.9%	$6,907,097	$98.70	50.9%	1/31/2034	N	1 x 5 yr
Chez Margaux	NR/NR/NR	9,617	11.0%	$1,785,011	$185.61	13.2%	2/28/2035	N	2 x 5 yr
Baccarat	NR/NR/NR	3,995	4.6%	$2,360,000	$590.74	17.4%	5/31/2035	N	None
Rolex	NR/NR/NR	3,941	4.5%	$2,507,501	$636.26	18.5%	8/31/2030	N	1 x 5 yr
Total Occupied		87,537	100.0%	$13,559,609	$154.90	100.0%
Vacant		0	0.0%
Total		87,537	100.0%
(1)	Based on the underwritten rent roll dated November 30, 2024.
(2)	U/W Base Rent, U/W Base Rent Per SF and % Annual U/W Base Rent are inclusive of approximately $338,550 of contractual rent steps through February 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

144

Mixed Use – Retail 29-33 Ninth Avenue New York, NY 10004	Collateral Asset Summary – Loan No. 13 29-33 Ninth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 58.4% 1.30x 9.0%

The following table presents certain information relating to the lease rollover schedule at the 29-33 Ninth Avenue property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent(2)	% of Total U/W Base Rent	U/W Base Rent $ per SF(2)	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	3,941	4.5%	4.5%	$2,507,501	18.5%	$636.26	1
2031	0	0.0%	4.5%	$0	0.0%	$0.00	0
2032	0	0.0%	4.5%	$0	0.0%	$0.00	0
2033	0	0.0%	4.5%	$0	0.0%	$0.00	0
2034	69,984	79.9%	84.5%	$6,907,097	50.9%	$98.70	2
2035	13,612	15.5%	100.0%	$4,145,011	30.6%	$304.51	2
2036 & Thereafter	0	0.0%	100.0%	$0	0.0%	$0.00	0
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	87,537	100.0%		$13,559,609	100.0%	$154.90	5
(1)	Based on the underwritten rent roll dated November 30, 2024.
(2)	U/W Base Rent and U/W Base Rent $ per SF do not include vacant space and are inclusive of approximately $338,550 of contractual rent steps through February 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

145

Mixed Use – Retail 29-33 Ninth Avenue New York, NY 10004	Collateral Asset Summary – Loan No. 13 29-33 Ninth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 58.4% 1.30x 9.0%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 29-33 Ninth Avenue property:

Cash Flow Analysis
	2021	2022	2023	TTM 11/30/2024	U/W	U/W PSF
Base Rent	$10,141,918	$11,119,928	$11,264,673	$8,740,936	$13,221,060	$151.03
Contractual Rent Steps(1)	0	0	0	0	338,550	$3.87
Potential Income from Vacant Space	0	0	0	0	0	$0.00
Gross Potential Rent	$10,141,918	$11,119,928	$11,264,673	$8,740,936	$13,559,609	$154.90
Total Reimbursements	1,411,270	1,394,508	1,422,274	1,593,942	1,865,292	$21.31
Net Rental Income	$11,553,188	$12,514,437	$12,686,947	$10,334,878	$15,424,902	$176.21
Other Income	$0	$0	$15,113	$0	$0	$0.00
(Vacancy & Credit Loss)	0	0	0	0	(771,245)	($8.81)
Effective Gross Income	$11,553,188	$12,514,437	$12,702,059	$10,334,878	$14,653,657	$167.40

Real Estate Taxes	1,066,252	981,574	1,029,153	1,013,347	981,898	$11.22
Insurance	79,088	79,779	83,089	73,011	110,773	$1.27
Management Fee	153,000	153,000	157,590	144,458	439,610	$5.02
Repairs & Maintenance	17,255	9,662	12,630	6,737	6,737	$0.08
Other Operating Expenses(2)	766,371	809,332	774,021	958,814	974,574	$11.13
Total Expenses	$2,081,965	$2,033,346	$2,056,483	$2,196,366	$2,513,592	$28.71

Net Operating Income	$9,471,222	$10,481,090	$10,645,576	$8,138,512	$12,140,065	$138.68
Replacement Reserves	0	0	0	0	17,507	$0.20
TI/LC	0	0	0	0	678,700	$7.75
Net Cash Flow	$9,471,222	$10,481,090	$10,645,576	$8,138,512	$11,443,857	$130.73

Occupancy %(3)	86.7%	88.9%	94.5%	94.5%	95.0%
NCF DSCR(4)	1.07x	1.19x	1.21x	0.92x	1.30x
NOI Debt Yield(4)	7.0%	7.8%	7.9%	6.0%	9.0%
(1)	Contractual rent steps are taken through February 2026.
(2)	Other Operating Expenses include utilities, professional fees, general and administrative expenses and condo common charges.
(3)	Historical occupancies represent year-end annual physical occupancies. The UW Occupancy % represents the economic occupancy.
(4)	Metrics are based on the 29-33 Ninth Avenue Whole Loan.

The following table presents certain information relating to comparable retail leases for the 29-33 Ninth Avenue property:

Comparable Retail Leases(1)
Property Name/Location	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Base Rent PSF	Lease Type
29-33 Ninth Avenue(2) New York, NY	Baccarat	3,995	Nov-2024	10.5	$590.74	Modified Gross
875 Washington Street New York, NY	Cadar	2,000	Jul-2024	NAV	$400.00	Modified Gross
371-373 Bleeker Street New York, NY	Redvanly	900	Jun-2024	NAV	$425.00	Modified Gross
70 Gansevoort Street New York, NY	Retail	11,149	Aug-2023	15.0	$260.11	Modified Gross
875 Washington Street New York, NY	Breitlin	3,807	Mar-2022	NAV	$550.00	Modified Gross
400 West 14th Street New York, NY	Gucci	9,500	Mar-2022	NAV	$631.57	Modified Gross
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated November 30, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

146

Multifamily – Cooperative 2630 Cropsey Avenue and 1935 Shore Parkway Brooklyn, NY 11214	Collateral Asset Summary – Loan No. 14 Waterview Towers Inc.	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$13,996,501 11.5% 6.00x 43.0%
Mortgage Loan Information		Property Information
Loan Seller:	NCB	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Cooperative
Borrower Sponsor(s)(1):	NAP	Collateral:	Fee
Borrower(s):	Waterview Towers Inc.	Location:	Brooklyn, NY
Original Balance:	$14,000,000	Year Built / Renovated:	1927 / 2008
Cut-off Date Balance:	$13,996,501	Property Management:	Self-managed
% by Initial UPB:	2.2%	Size(4):	321 Units
Interest Rate:	6.55000%	Appraised Value / Per Unit(5):	$122,000,000 / $380,062
Note Date:	June 25, 2025	Coop-Rental Value / Per Unit(6):	$99,000,000 / $308,411
Original Term:	120 months	Appraisal Date:	May 16, 2025
Amortization:	Amortizing Balloon	Occupancy(7):	98.0% (as of May 16, 2025)
Original Amortization:	480 months	UW Economic Occupancy(7):	98.0%
Interest Only Period:	None	Underwritten NOI(8):	$6,020,653
First Payment Date:	August 1, 2025	Underwritten NCF(8):	$5,939,403
Maturity Date:	July 1, 2035
Additional Debt Type(2):	Line of Credit	Historical NOI(9)
Additional Debt Balance(2):	$0	Most Recent NOI:	NAV
Call Protection:	YM1(113),1%(3),O(4)	2024 NOI:	NAV
Lockbox / Cash Management:	None / None	2023 NOI:	NAV
		2022 NOI:	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$43,603
Taxes:	$0	Springing(3)	NAP	Maturity Date Loan / Unit:	$41,006
Insurance:	$0	Springing(3)	NAP	Cut-off Date LTV(5):	11.5%
Capital Improvements:	$5,000,000	$0	NAP	Maturity Date LTV(5):	10.8%
				Coop-Rental Cut-off Date LTV(6):	14.1%
				Coop-Rental Maturity Date LTV(6):	13.3%
				UW NOI DY(8):	43.0%
				UW NCF DSCR(8):	6.00x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$14,000,000	100.0%	Proceeds to the Borrower	$6,525,069	46.6%
			Upfront Reserves	5,000,000	35.7
			Loan Payoff	1,870,043	13.4
			Closing Costs	604,888	4.3
Total Sources	$14,000,000	100.0%	Total Uses	$14,000,000	100.0%
(1)	No individual or entity other than the borrower (Waterview Towers Inc.) has recourse obligations with respect to the Waterview Towers Inc. mortgage loan, including pursuant to any guaranty or environmental indemnity.
(2)	Waterview Towers Inc. is also the borrower with respect to a $500,000, NCB-held revolving line of credit. The line of credit is subordinate to the subject Waterview Towers Inc. mortgage loan and coterminous with the subject Waterview Towers Inc. mortgage loan. As of August 1, 2025, the balance on the line of credit was $0. In addition, National Cooperative Bank, N.A., the applicable master servicer of the Waterview Towers Inc. mortgage loan, will be permitted to waive the enforcement of the “due-on-encumbrance” clause in the related mortgage instrument to permit subordinate debt secured by the Waterview Towers Inc. property, subject to the satisfaction of various conditions and subject to certain parameters set forth in the Pooling and Servicing Agreement. See “Description of the Mortgage Pool—Additional Indebtedness—Other Secured Indebtedness—Additional Debt Financing For Mortgage Loans Secured by Residential Cooperatives Sold to the Depositor by National Cooperative Bank, N.A.” in the Preliminary Prospectus.
(3)	The borrower (Waterview Towers Inc.) may be required (upon written notice from the lender) to deposit, simultaneously with each monthly loan payment, 1/12th of the estimated annual real estate tax payments upon (i) failure to provide evidence of the payment of such taxes within 60 days following the date on which such payment is due to the applicable taxing authority or (ii) the occurrence of an event of default under the applicable loan documents. In addition, the borrower (Waterview Towers Inc.) may be required to deposit, simultaneously with each monthly loan payment, 1/12th of the annual insurance premiums upon the occurrence of an event of default under the applicable loan documents.
(4)	Based solely on residential units with shares and excludes four lobby-level residential units without shares.
(5)	For purposes of determining the Appraised Value / Per Unit, the Cut-off Date LTV and the Maturity Date LTV, the value estimate reflected in the appraisal of the Waterview Towers Inc. property is determined as if such residential cooperative property is operated as a residential cooperative and, such value equals the sum of (i)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

147

Multifamily – Cooperative 2630 Cropsey Avenue and 1935 Shore Parkway Brooklyn, NY 11214	Collateral Asset Summary – Loan No. 14 Waterview Towers Inc.	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$13,996,501 11.5% 6.00x 43.0%

the gross share value of all cooperative units in such residential cooperative property, based in part on various comparable sales of cooperative apartment units in the market, plus (ii) the amount of the underlying debt encumbering such residential cooperative property. See “Description of the Mortgage Pool-Certain Characteristics of Mortgage Loans Secured by Residential Cooperatives” in the Preliminary Prospectus.

(6)	The Coop-Rental Value / Per Unit, the Coop-Rental Cut-off LTV and Coop-Rental Maturity Date LTV assume the Waterview Towers Inc. property is operated as a multifamily rental property. See “Risk Factors—Risks Relating to the Mortgage Loans—Residential Cooperative Properties Have Special Risks,” and “Description of the Mortgage Pool—Mortgage Pool Characteristics—Property Types—Multifamily Properties” in the Preliminary Prospectus.
(7)	Both Occupancy and UW Economic Occupancy reported as of May 16, 2025, as presented in Annex A-1, reflect the assumption in the related appraisal for the purpose of determining the appraised value as if the Waterview Towers Inc. property is operated as a multifamily rental (i.e., the Coop-Rental Value as reflected in Annex A-1) as of the appraisal valuation date.
(8)	See “Cash Flow Analysis” section below.
(9)	Historical NOI is not reported. Residential cooperatives are not-for-profit entities that set maintenance fees to cover current expenses and plan for future capital needs. A residential cooperative can increase or decrease maintenance fees according to its anticipated expenses and level of cash reserves. The Historical NOI figures are not representative of the cash flow generated by the Waterview Towers Inc. property as if it were operated as a multifamily rental property.

The following table presents certain information relating to the unit mix at the Waterview Towers Inc. property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Average Unit Size (SF)
1BR / 1BA	64	19.9%	860
2BR / 1BA	193	60.1%	1,080
3BR / 1.5BA	64	19.9%	1,290
Total/Wtd. Avg.	321	100.0%	1,078
(1)	Based on the appraisal dated May 16, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

148

Multifamily – Cooperative 2630 Cropsey Avenue and 1935 Shore Parkway Brooklyn, NY 11214	Collateral Asset Summary – Loan No. 14 Waterview Towers Inc.	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$13,996,501 11.5% 6.00x 43.0%

The following table presents certain information relating to the underwritten net cash flow at the Waterview Towers Inc. property:

Cash Flow Analysis(1)
	U/W	U/W Per Unit
Base Rent	$10,983,455	$34,216
Gross Potential Rent	$10,983,455	$34,216
Other Income(2)	168,200	$524
Net Rental Income	$11,151,655	$34,740
(Vacancy / Credit Loss)(3)	($222,171)	($692)
Total Effective Gross Income	$10,929,484	$34,048

Real Estate Taxes	$2,084,861	$6,495
Insurance	$231,990	$723
Management Fee	$218,590	$681
Other Expenses(4)	$2,373,390	$7,394
Total Expenses	$4,908,831	$15,292

Net Operating Income	$6,020,653	$18,756
Replacement Reserves - Residential	$81,250	$253
Net Cash Flow	$5,939,403	$18,503

Occupancy(5)	98.0%
NCF DSCR	6.00x
NOI Debt Yield	43.0%
(1)	Residential cooperatives are generally organized and operated as not-for-profit entities that set maintenance fees to cover current expenses and plan for future capital needs. The U/W Net Operating Income and the U/W Net Cash Flow for the Waterview Towers Inc. property are the projected net operating income and the projected net cash flow, respectively, reflected in the appraisal. The projected net operating income, in general, equals projected effective gross income at the Waterview Towers Inc. property assuming that it is operated as a multifamily rental property with rents and other income set at the prevailing market rates, reduced by underwritten property operating expenses and a market-rate vacancy and collection loss assumption, in each case as determined by the appraiser. While such projected net operating income assumes the Waterview Towers Inc. property is rented at market rates, all or a portion of the residential cooperative units at the Waterview Towers Inc. property were rent restricted prior to the cooperative conversion and accordingly would again be subject to rent restrictions if the Waterview Towers Inc. property were operated as a multifamily rental property. The projected net cash flow equals the projected net operating income reduced by the projected replacement reserves as determined by the appraiser. The projected rental income used in such determinations differs materially from the scheduled monthly maintenance payments from the tenant-shareholders at the Waterview Towers Inc. property. See “Risk Factors—Risks Relating to the Mortgage Loans—Residential Cooperative Properties Have Special Risks” in the Preliminary Prospectus.
(2)	Other Income is inclusive of laundry and parking income.
(3)	Vacancy / Credit Loss reported reflects the vacancy and collection loss assumption in the related appraisal for purposes of determining the appraised value of the Waterview Towers Inc. property as a multifamily rental property, including parking and laundry income.
(4)	Other Expenses include advertising and marketing, general and administrative, payroll and benefits, professional fees, repairs and maintenance, utilities, and water and sewer expenses.
(5)	Occupancy represents U/W economic occupancy.

The appraiser concluded to an “As-Is” Appraised Value of $122,000,000 as of May 16, 2025, which assumes the Waterview Towers Inc. property is currently operated as a multifamily cooperative. The appraisal also concluded to an “As a Rental” Appraised Value of $99,000,000, which assumes the Waterview Towers Inc. property is operated as a multifamily rental property.

Waterview Towers Inc. (1)
Property	“As-Is” Appraised Value	Coop-Rental Value	Capitalization Rate(2)
Waterview Towers Inc.	$122,000,000	$99,000,000	6.00%
(1)	Source: Appraisal.
(2)	Capitalization rate is used for the Coop-Rental Value only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

149

Multifamily – Cooperative 2630 Cropsey Avenue and 1935 Shore Parkway Brooklyn, NY 11214	Collateral Asset Summary – Loan No. 14 Waterview Towers Inc.	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$13,996,501 11.5% 6.00x 43.0%

The following table presents certain information relating to comparable multifamily properties to the Waterview Towers Inc. property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject(2)	Year Built / Renovated(2)	Number of Units(2)	Unit Type	Average Unit Size	Average Rent Per Unit(3)
Waterview Towers Inc. 2630 Cropsey Avenue and 1935 Shore Parkway Brooklyn, NY	-	1927 / 2008	321	1BR / 1BA	860	$2,090
				2BR / 1BA	1,080	$2,866
				3BR / 1.5BA	1,290	$3,476
Falcon Apartments 8800 20th Avenue Brooklyn, NY	1.2 mi	1960 / 1994	120
				1 BR / 1 BA	850 SF	$2,050

Fontainbleau Towers 8855 Bay Parkway Brooklyn, NY	1.0 mi	1958 / 1994	164
				1 BR / 1 BA	750 SF	$2,099
				2 BR / 1 BA	1,099 SF	$2,750
Southampton Apartments 1429-1461 Shore Pky Brooklyn, NY	1.7 mi	1959 / NAV	263
				1 BR / 1 BA	NAV	$2,088

2610 Ocean Parkway Brooklyn, NY	1.7 mi	1964 / NAV	56	2 BR / 1 BA 3 BR / 2 BA	950 SF 1,038 SF	$2,750 $3,350

Chelsea Apartments 8700 25th Avenue Brooklyn, NY	0.6 mi	1963 / 2012	125	2 BR / 2 BA	1,200 SF	$2,700

8814 Bay Parkway Brooklyn, NY	0.9 mi	1928 / NAV	71	2 BR / 1 BA	1,200 SF	$2,800

369 Quentin Road Brooklyn, NY	2.2 mi	2024 / NAP	40
				3 BR / 2 BA	1,020 SF	$4,800

1766 65th Street Brooklyn, NY	2.8 mi	2008 / NAP	11
				3 BR / 2 BA	1,300 SF	$3,100

(1)	Source: Appraisal.
(2)	Distance from Subject, Year Built / Renovated, and Number of Units are sourced from various internet resources.
(3)	Waterview Towers Inc. Average Rent Per Unit is the weighted average of the appraisal’s market rents based on the total number of units with shares. For the comparables, Average Rent Per Unit is based on the unit rents used in the appraisal dated May 16, 2025 in the income capitalization approach, prior to adjustments.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

150

Multifamily – Cooperative 33-15 80th Street Jackson Heights, NY 11372	Collateral Asset Summary – Loan No. 15 The Towers Cooperative Corporation	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$12,990,569 12.3% 2.98x 22.9%
Mortgage Loan Information		Property Information
Loan Seller:	NCB	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Cooperative
Borrower Sponsor(s)(1):	NAP	Collateral:	Fee
Borrower(s):	The Towers Cooperative Corporation	Location:	Jackson Heights, NY
Original Balance:	$13,000,000	Year Built / Renovated:	1923 / 2005
Cut-off Date Balance:	$12,990,569	Property Management:	Self-managed
% by Initial UPB:	2.1%	Size(4):	111 Units
Interest Rate:	6.49000%	Appraised Value / Per Unit(5):	$105,750,000 / $952,703
Note Date:	June 26, 2025	Coop-Rental Value / Per Unit(6):	$51,000,000 / $459,459
Original Term:	120 months	Appraisal Date:	March 5, 2025
Amortization:	Amortizing Balloon	Occupancy(7):	98.0% (as of March 5, 2025)
Original Amortization:	360 months	UW Economic Occupancy(7):	98.0%
Interest Only Period:	None	Underwritten NOI(8):	$2,980,700
First Payment Date:	August 1, 2025	Underwritten NCF(8):	$2,935,100
Maturity Date:	July 1, 2035
Additional Debt Type(2):	Line of Credit	Historical NOI(9)
Additional Debt Balance(2):	$0	Most Recent NOI:	NAV
Call Protection:	YM1(113),1%(3),O(4)	2024 NOI:	NAV
Lockbox / Cash Management:	None / None	2023 NOI:	NAV
		2022 NOI:	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$117,032
Taxes:	$67,500	$33,750	NAP	Maturity Date Loan / Unit:	$100,735
Insurance:	$0	Springing(3)	NAP	Cut-off Date LTV(5):	12.3%
Capital Improvements:	$7,000,000	$0	NAP	Maturity Date LTV(5):	10.6%
				Coop-Rental Cut-off Date LTV(6):	25.5%
				Coop-Rental Maturity Date LTV(6):	21.9%
				UW NOI DY(8):	22.9%
				UW NCF DSCR(8):	2.98x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$13,000,000	100.0%	Upfront Reserves	$7,067,500	54.4%
			Proceeds to the Borrower	4,952,213	38.1
			Loan Payoff	764,917	5.9
			Closing Costs	215,371	1.7
Total Sources	$13,000,000	100.0%	Total Uses	$13,000,000	100.0%
(1)	No individual or entity other than the borrower (The Towers Cooperative Corporation) has recourse obligations with respect to the Towers Cooperative Corporation mortgage loan, including pursuant to any guaranty or environmental indemnity.
(2)	The Towers Cooperative Corporation borrower is also the borrower with respect to a $500,000, NCB-held second mortgage revolving line of credit. The line of credit is subordinate to the subject The Towers Cooperative Corporation mortgage loan and coterminous with the subject The Towers Cooperative Corporation mortgage loan. As of August 1, 2025, the balance on the line of credit was $0. In addition, National Cooperative Bank, N.A., the applicable master servicer of The Towers Cooperative Corporation mortgage loan, will be permitted to waive the enforcement of the “due-on-encumbrance” clause in the related mortgage instrument to permit subordinate debt secured by The Towers Cooperative Corporation property, subject to the satisfaction of various conditions and subject to certain parameters set forth in the Pooling and Servicing Agreement. See “Description of the Mortgage Pool—Additional Indebtedness—Other Secured Indebtedness—Additional Debt Financing For Mortgage Loans Secured by Residential Cooperatives Sold to the Depositor by National Cooperative Bank, N.A.” in the Preliminary Prospectus.
(3)	The borrower (The Towers Cooperative Corporation) may be required to deposit, simultaneously with each monthly loan payment, 1/12th of the annual insurance premiums upon the occurrence of an event of default under the applicable loan documents.
(4)	Based solely on residential units with shares and excludes three basement residential units without shares.
(5)	For purposes of determining the Appraised Value / Per Unit, the Cut-off Date LTV and the Maturity Date LTV, the value estimate reflected in the appraisal of The Towers Cooperative Corporation property is determined as if such residential cooperative property is operated as a residential cooperative and, such value equals the sum of (i) the gross share value of all cooperative units in such residential cooperative property, based in part on various comparable sales of cooperative apartment units in the market, plus (ii) the amount of the underlying debt encumbering such residential cooperative property. See “Description of the Mortgage Pool-Certain Characteristics of Mortgage Loans Secured by Residential Cooperatives” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

151

Multifamily – Cooperative 33-15 80th Street Jackson Heights, NY 11372	Collateral Asset Summary – Loan No. 15 The Towers Cooperative Corporation	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$12,990,569 12.3% 2.98x 22.9%
(6)	The Coop-Rental Value / Per Unit, the Coop-Rental Cut-off LTV and Coop-Rental Maturity Date LTV assume The Towers Cooperative Corporation property is operated as a multifamily rental property. See “Risk Factors—Risks Relating to the Mortgage Loans—Residential Cooperative Properties Have Special Risks” and “Description of the Mortgage Pool—Mortgage Pool Characteristics---Property Types—Multifamily Properties” in the Preliminary Prospectus.
(7)	Both Occupancy and UW Economic Occupancy reported as of March 5, 2025, as presented in Annex A-1, reflect the assumption in the related appraisal for the purpose of determining the appraised value as if The Towers Cooperative Corporation property is operated as a multifamily rental (i.e., the Coop-Rental Value as reflected in Annex A-1) as of the appraisal valuation date.
(8)	See “Cash Flow Analysis” section below.
(9)	Historical NOI is not reported. Residential cooperatives are not-for-profit entities that set maintenance fees to cover current expenses and plan for future capital needs. A residential cooperative can increase or decrease maintenance fees according to its anticipated expenses and level of cash reserves. The Historical NOI figures are not representative of the cash flow generated by The Towers Cooperative Corporation property as if it were operated as a multifamily rental property.

The following table presents certain information relating to the unit mix at The Towers Cooperative Corporation property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Average Unit Size (SF)
Studio	4	3.6%	350
1BR / 1BA	10	9.0%	750
2BR / 1BA	4	3.6%	625
2BR / 2BA	4	3.6%	925
3BR / 1.5BA	13	11.7%	1,369
3BR / 3BA	1	0.9%	1,600
3BR / 2.5BA	11	9.9%	1,300
4BR / 2BA	20	18.0%	1,500
4BR / 2.5BA	34	30.6%	1,750
4BR / 3BA	9	8.1%	1,683
5BR / 3.5BA	1	0.9%	2,200
Total/Wtd. Avg.	111	100.0%	1,402
(1)	Based on the appraisal dated March 5, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Multifamily – Cooperative 33-15 80th Street Jackson Heights, NY 11372	Collateral Asset Summary – Loan No. 15 The Towers Cooperative Corporation	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$12,990,569 12.3% 2.98x 22.9%

The following table presents certain information relating to the underwritten net cash flow at The Towers Cooperative Corporation property:

Cash Flow Analysis(1)
	U/W(2)	U/W Per Unit
Base Rent	$5,198,640	$46,835
Gross Potential Rent	$5,198,640	$46,835
Other Income(2)	8,500	$77
Net Rental Income	$5,207,140	$46,911
(Vacancy / Credit Loss)(3)	($104,143)	($938)
Total Effective Gross Income	$5,102,997	$45,973

Real Estate Taxes	$580,000	$5,225
Insurance	$193,193	$1,740
Management Fee	$102,060	$919
Other Expenses(4)	$1,247,044	$11,235
Total Expenses	$2,122,297	$19,120

Net Operating Income	$2,980,700	$26,853
Replacement Reserves - Residential	$45,600	$411
Net Cash Flow	$2,935,100	$26,442

Occupancy(5)	98.0%
NCF DSCR	2.98x
NOI Debt Yield	22.9%
(1)	Residential cooperatives are generally organized and operated as not-for-profit entities that set maintenance fees to cover current expenses and plan for future capital needs. The U/W Net Operating Income and the U/W Net Cash Flow for The Towers Cooperative Corporation property are the projected net operating income and the projected net cash flow, respectively, reflected in the appraisal. The projected net operating income, in general, equals projected effective gross income at The Towers Cooperative Corporation property assuming that it is operated as a multifamily rental property with rents and other income set at the prevailing market rates, reduced by underwritten property operating expenses and a market-rate vacancy and collection loss assumption, in each case as determined by the appraiser. While such projected net operating income assumes The Towers Cooperative Corporation property is rented at market rates, all or a portion of the residential cooperative units at The Towers Cooperative Corporation property were rent restricted prior to the cooperative conversion and accordingly would again be subject to rent restrictions if The Towers Cooperative Corporation property were operated as a multifamily rental property. The projected net cash flow equals the projected net operating income reduced by the projected replacement reserves as determined by the appraiser. The projected rental income used in such determinations differs materially from the scheduled monthly maintenance payments from the tenant-shareholders at The Towers Cooperative Corporation property. See “Risk Factors—Risks Relating to the Mortgage Loans—Residential Cooperative Properties Have Special Risks” in the Preliminary Prospectus.
(2)	Other Income is inclusive of laundry and storage income.
(3)	Vacancy/Credit Loss reported reflect the vacancy and collection loss assumption in the related appraisal for purposes of determining the appraised value of The Towers Cooperative Corporation property as a multifamily rental property, including parking and laundry income.
(4)	Other Expenses include advertising and marketing, general and administrative, payroll and benefits, professional fees, repairs and maintenance, utilities, and water and sewer expenses.
(5)	Occupancy represents U/W economic occupancy.

The appraiser concluded to an “As-Is” Appraised Value of $105,750,000 as of March 5, 2025, which assumes The Towers Cooperative Corporation property is currently operated as a multifamily cooperative. The appraisal also concluded to an “As a Rental” Appraised Value of $51,000,000, which assumes The Towers Cooperative Corporation property is operated as a multifamily rental property.

The Towers Cooperative Corporation (1)
Property	“As-Is” Appraised Value	Coop-Rental Value	Capitalization Rate
The Towers Cooperative Corporation	$105,750,000	$51,000,000	5.75%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Multifamily – Cooperative 33-15 80th Street Jackson Heights, NY 11372	Collateral Asset Summary – Loan No. 15 The Towers Cooperative Corporation	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$12,990,569 12.3% 2.98x 22.9%

The following table presents certain information relating to comparable multifamily properties to The Towers Cooperative Corporation property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject(2)	Year Built / Renovated(2)	Number of Units(2)	Unit Type	Average Unit Size	Average Rent Per Unit(3)
The Towers Cooperative Corporation 33-15 80th Street Jackson Heights, NY	-	1923 / 2005	111	Studio	350	$2,000
				1BR / 1BA	750	$2,310
				2BR / 1BA	625	$3,000
				2BR / 2BA	925	$2,800
				3BR / 1.5BA	1,369	$3,652
				3BR / 3BA	1,600	$3,520
				3BR / 2.5BA	1,300	$3,780
				4BR / 2BA	1,500	$4,340
				4BR / 2.5BA	1,750	$4,480
				4BR / 3BA	1,683	$4,558
				5BR / 3.5BA	2,200	$6,200
33-15 81st Street Flushing, NY	0.1mi	1925 / NAV	59
				Studio	400 SF	$2,100

79-15 35th Avenue Jackson Heights, NY	0.2 mi	1939 / NAV	41	Studio	903 SF	$1,950
				1 BR / 1 BA	903 SF	$2,650
				2 BR / 2 BA	1,380 SF	$3,400
The Westleigh House 84-09 35th Avenue Jackson Heights, NY	0.4 mi	1947 / NAV	84	1 BR / 1 BA	800 SF	$2,300
				2 BR / 2 BA	NAV	$3,300
				3+ BR / 2 BA	1,658 SF	$3,950
35-50 78th Street Jackson Heights, NY	0.4 mi	1937 / NAV	57	1 BR / 1 BA 2 BR / 1 BA	850 SF 1,011 SF	$2,350 $2,895

76-15 35th Avenue Jackson Heights, NY	0.4 mi	1939 / NAV	96	2 BR / 2 BA	1,250 SF	$3,800

37-22 86th Street Flushing, NY	0.7 mi	1923 / NAV	17	3+ BR / 2 BA	1,250 SF	$3,500
78-12 35th Avenue Flushing, NY	0.3 mi	1939 / NAV	59	3+ BR / 2 BA	NAV	$3,578

Roosevelt Parc 37-46 72nd Street Jackson Heights, NY	1.1 mi	2019 / NAP	139	3+ BR / 2 BA	NAV	$5,295
Washington Plaza 73-12 35th Avenue Jackson Heights, NY	0.5 mi	1940 / NAV	198	3 BR / 2 BA 4 BR 3 BR	1,518 SF 1,801 SF	$4,595
(1)	Source: Appraisal.
(2)	Distance from Subject, Year Built / Renovated, and Number of Units are sourced from various internet resources.
(3)	The Towers Cooperative Corporation Average Rent Per Unit is the weighted average of the appraisal’s market rents based on total number of units. For the comparables, Average Rent Per Unit is based on the unit rents used in the appraisal dated March 5, 2025 in the income capitalization approach, prior to adjustments.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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